UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07890

AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)

(Exact name of registrant as specified in charter)

11 Greenway Plaza, Suite 1000 Houston, Texas 77046

(Address of principal executive offices) (Zip code)

Sheri Morris 11 Greenway Plaza, Suite 1000 Houston, Texas 77046

(Name and address of agent for service)

Registrant’s telephone number, including area code: (713) 626-1919

Date of fiscal year end: 2/28

Date of reporting period: 2/28/18

Item 1. Report to Stockholders.

Annual Report to Shareholders	February 28, 2018

Invesco High Yield Municipal Fund Nasdaq: A: ACTHX ∎ C: ACTFX ∎ Y: ACTDX ∎ R5: ACTNX ∎ R6: ACTSX

Letters to Shareholders

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    For much of the reporting period, major US stock market indexes rose to record highs – but in early 2018, volatility returned to the US stock and bond markets. Investors worried about how rising interest rates might affect economic growth; those concerns caused the US stock market, which many investors believed had risen too far, too fast, to pull back. Throughout the reporting period, economic data remained generally positive, corporate earnings remained strong and consumer sentiment remained positive, particularly after passage of legislation cutting personal and corporate tax rates in December. The US economy expanded throughout the reporting period, and the first signs of rising inflation appeared. In response, the US Federal Reserve raised interest rates three times, and the tone of its statements grew more hawkish regarding potential rate increases in 2018. Overseas, economic data were mixed, prompting the European Central Bank and central banks in China and Japan, among other countries, to maintain extraordinarily accommodative monetary policies.

    Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for whatever returns the market has to offer. The investment professionals at Invesco, in contrast, invest with high conviction. This means that, no matter the asset class or the strategy, each investment team has a passion to exceed. We want to help investors achieve better outcomes, such as seeking higher returns, helping mitigate risk and generating income. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

    You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

    Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2 Invesco High Yield Municipal Fund

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

∎ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

∎ Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.

∎ Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3 Invesco High Yield Municipal Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended February 28, 2018, Class A shares of Invesco High Yield Municipal Fund (the Fund), at net asset value (NAV), outerperformed the Custom Invesco High Yield Municipal Index, the Fund’s style-specific benchmark.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 2/28/17 to 2/28/18, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	5.46%
Class C Shares	4.57
Class Y Shares	5.61
Class R5 Shares	5.70
Class R6 Shares*	5.66
S&P Municipal Bond High Yield Index▼ (Broad Market Index)	2.25
Custom Invesco High Yield Municipal Index⬛ (Style-Specific Index)	2.27
Lipper High Yield Municipal Debt Funds Index◆ (Peer Group Index)	4.92
Source(s): ▼FactSet Research Systems Inc.; ⬛Invesco, FactSet Research Systems Inc.; ◆Lipper Inc.*Class R6 shares incepted on April 4, 2017. See page 7 for more information.

Market conditions and your Fund

Although shifting expectations about potential federal tax reform unsettled fixed income investors during the fourth quarter of 2017, municipal bonds enjoyed another year of positive performance in calendar year 2017, with investment grade municipals returning 5.45% and high yield municipals returning 9.69%.1 For the first two months of 2018 however, performance weakened, with investment grade municipals returning -1.47% and high yield municipals returning -0.87%.1

    Flows into the municipal bond asset class were positive for 10 of the 12 months covered in this report. The first negative month of flows was in December 2017. Flows were positive in January 2018, but turned negative again in February 2018.2

    The broad municipal bond market held up well in the aftermath of hurricanes Harvey, Irma and Maria –

which caused Texas, Florida, the commonwealth of Puerto Rico and the US Virgin Islands to suffer staggering financial losses. The credit quality of each issuer before the storms was the most significant factor in the performance of its municipal debt. Puerto Rico and the US Virgin Islands have been struggling with deteriorating economic conditions for some time. In contrast, Texas and Florida are in relatively stronger economic and financial positions.

    Long standing budget standoffs in Illinois and New Jersey ended in 2017, with both states passing budgets within days of each other. This served to stabilize the states’ fiscal conditions and, therefore, their credit ratings, which in turn enhanced the performance of their municipal bonds.

    The most significant event impacting the municipal bond market during the fiscal year was passage of the Tax Cuts and Jobs Act (TCJA), which President Donald Trump signed into law in December 2017. As of January 1, 2018, individual tax rates are lower and the corporate tax rate was cut from 35% to 21%.3 In our opinion, the changes in individual income tax rates are not sufficient to negatively impact individual investors’ demand for municipal securities. Historically, lowering individual tax rates has had minimal impact on individual demand for municipal bonds but may reduce corporate demand. The TCJA eliminated the tax exemption for advance refunding bonds; we believe this may decrease municipal supply by 10% to 20% per year going forward.

    Municipal supply was strong through 2017, with $436 billion in new issuance – just 2% less than seen in 2016.4 Many issuers rushed to market with advance refundings previously planned for 2018. There was also a surge in private activity bond issuance until it became clear that the tax exemption for such securities would be preserved. New issuance totaled $62.5 billion in December 2017, making it a record month for issuance.4 This rush to market explains the extremely low volume in new issuance seen in January and February 2018.

    During the fiscal year, overweight exposure to non-rated bonds contributed to the Fund’s performance relative to its style-specific benchmark. At the end of the fiscal year, approximately 30% of the Fund’s holdings were non-rated by national credit rating agencies, but they were assigned internal proprietary ratings that allowed us to take advantage of pricing anomalies in the high-yield municipal market. The Fund’s preference for revenue bonds over general obligation bonds benefited relative performance. The Fund’s security selection in and underweight allocation to dedicated tax issues also contributed to relative performance. Continued underexposure to beleaguered Puerto Rico bonds significantly contributed to relative return during the fiscal year.

    Security selection in and underweight exposure to the tobacco sector detracted from the Fund’s performance relative to its style-specific benchmark during the

Portfolio Composition
By credit sector, based on total investments

Revenue Bonds	84.3%
Pre-refunded Bonds	8.3
General Obligation Bonds	7.2
Other	0.2

Top Five Debt Holdings
	% of total net assets
1.	Jefferson (County of);
	Series 2013 F	0.8%
2.	Buckeye Tobacco Settlement Financing Authority; Series 2007 A-2	0.8
3.	Port Beaumont Navigation District (Jefferson Energy Companies); Series 2016	0.8
4.	Chicago (City of); Series 2017 A	0.8
5.	Los Angeles (City of) Department of Water & Power; Series 2012 B	0.8

Total Net Assets	$9.4 billion

Total Number of Holdings	1,334

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of February 28, 2018.

4 Invesco High Yield Municipal Fund

fiscal year. Security selection among longer-duration bonds (30 years and greater) was also a detractor from relative performance. On a state level, security selection in Ohio and Michigan holdings marginally detracted from relative performance.

    During the fiscal year, leverage contributed to the Fund’s performance relative to its style-specific benchmark. The Fund achieved a leveraged position through the use of inverse floating rate securities or tender option bonds (TOBs). Exposure to TOBs aided performance due to the price appreciation in municipal holdings when interest rates declined. The Fund uses leverage because we believe that, over time, leveraging provides opportunities for additional income and total return for shareholders. However, the use of leverage also can expose shareholders to additional volatility. For more information about the Fund’s use of leverage, see the Notes to Financial Statements later in this report.

    We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. This risk may be greater in the current market environment because interest rates are at or near historic lows. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics such as price, maturity, duration and coupon and market forces such as supply and demand for similar securities. We are monitoring interest rates, and the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the US Federal Reserve and certain foreign central banks. If interest rates rise faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

    Thank you for investing in Invesco High Yield Municipal Fund and for sharing our long-term investment horizon.

1	Source: FactSet Research Systems Inc.
2	Source: Strategic Insight
3	Source: Internal Revenue Service
4	Source: The Bond Buyer

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Mark Paris Portfolio Manager and Chief Investment Officer and Head of Municipal Strategies for Invesco Fixed Income, is
manager of Invesco High Yield Municipal Fund. He joined Invesco in 2010. Mr. Paris earned a BBA in finance from Baruch College – The City University of New York.

Jack Connelly Portfolio Manager, is manager of Invesco High Yield Municipal Fund. He joined Invesco in 2016.
Mr. Connelly earned a BA in philosophy from Wheaton College and masters degrees from the University of Rhode Island and Yale University.

Tim O’Reilly Portfolio Manager, is manager of Invesco High Yield Municipal Fund. He joined Invesco in 2010. Mr. O’Reilly earned a BS in finance from Eastern Illinois University and an MBA in finance from the University of Illinois at Chicago.

James Phillips Portfolio Manager, is manager of Invesco High Yield Municipal Fund. He joined Invesco in 2010. Mr. Phillips earned a BA in American literature from Empire State College, the independent study division of the State University of New York, and an MBA in finance from the University at Albany, State University of New York.

Robert Stryker Chartered Financial Analyst, Portfolio Manager, is manager of Invesco High Yield Municipal Fund. He joined Invesco in 2010. Mr.Stryker earned a BS in finance from the University of Illinois, Chicago.

Julius Williams Portfolio Manager, is manager of Invesco High Yield Municipal Fund. He joined Invesco in 2010. Mr. Williams earned a BA in economics and sociology and a Master of Education degree in educational psychology from the University of Virginia.

5 Invesco High Yield Municipal Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 2/28/08

1  Source: FactSet Research Systems Inc.

2  Source(s): Invesco, FactSet Research Systems Inc.

3  Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6 Invesco High Yield Municipal Fund

Average Annual Total Returns
As of 2/28/18, including maximum applicable sales charges

Class A Shares
Inception (1/2/86)	5.89%
10 Years	5.33
5 Years	3.80
1 Year	0.95

Class C Shares
Inception (12/10/93)	4.71%
10 Years	4.99
5 Years	3.91
1 Year	3.57

Class Y Shares
Inception (3/1/06)	5.08%
10 Years	6.02
5 Years	4.94
1 Year	5.61

Class R5 Shares
10 Years	6.31%
5 Years	4.91
1 Year	5.70

Class R6 Shares
10 Years	5.82%
5 Years	4.74
1 Year	5.66

Effective June 1, 2010, Class A, Class B, Class C and Class I shares of the predecessor fund, Van Kampen High Yield Municipal Fund, advised by Van Kampen Asset Management were reorganized into Class A, Class B, Class C and Class Y shares, respectively, of Invesco Van Kampen High Yield Municipal Fund (renamed Invesco High Yield Municipal Fund). Returns shown above, prior to June 1, 2010, for Class A, Class B, Class C and Class Y shares are blended returns of the predecessor fund and Invesco High Yield Municipal Fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R5 shares incepted on April 30, 2012. Performance shown prior to that date is that of the Fund’s and the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares. Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results;

Average Annual Total Returns
As of 12/31/17, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (1/2/86)	5.97%
10 Years	4.98
5 Years	4.36
1 Year	4.47

Class B Shares*
Inception (7/20/92)	5.53%
10 Years	5.21
5 Years	4.97
1 Year	4.05

Class C Shares
Inception (12/10/93)	4.81%
10 Years	4.65
5 Years	4.50
1 Year	7.28

Class Y Shares
Inception (3/1/06)	5.28%
10 Years	5.68
5 Years	5.55
1 Year	9.33

Class R5 Shares
10 Years	5.95%
5 Years	5.49
1 Year	9.22

Class R6 Shares
10 Years	5.45%
5 Years	5.32
1 Year	9.35
* Effective January 26, 2018, Class B shares were converted to Class A shares.

current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class Y, Class R5 and Class R6 shares was 1.01%, 1.01%, 1.76%, 0.76%, 0.80% and 0.75%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 4.25% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. For shares purchased prior to June 1, 2010, the CDSC on Class B shares declines from 4% at the time of purchase to 0% at the beginning of the sixth year. For shares purchased on or after June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the seventh year. Note: Effective January 26, 2018, Class B shares were converted to Class A shares. No CDSC was paid in connection with this early conversion. The CDSC on Class C shares is 1% for the first year after purchase. Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had fees not been waived and/or expenses reimbursed currently or in the past, returns would have been lower. See current prospectus for more information.

7 Invesco High Yield Municipal Fund

Invesco High Yield Municipal Fund’s investment objective is to seek federal tax-exempt current income and taxable capital appreciation.

∎	Unless otherwise stated, information presented in this report is as of February 28, 2018, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Effective January 26, 2018, all outstanding Class B shares were converted to Class A shares, in advance of their normally scheduled conversion. No CDSC was paid in connection with this early conversion.
∎	Class Y shares are available only to certain investors. Please see the prospectus for more information.
∎	Class R5 shares and Class R6 shares are available for use by retirement plans that meet certain standards and for institutional investors. Class R6 shares are also available through intermediaries that have established an agreement with Invesco Distributors, Inc. to make such shares available for use in retail omnibus accounts. See the prospectus for more information.

Principal risks of investing in the Fund

∎	Alternative minimum tax risk. All or a portion of the Fund’s otherwise tax-exempt income may be taxable to those shareholders subject to the federal alternative minimum tax.
∎	Changing fixed income market conditions risk. The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near, at or below zero. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.
∎	Debt securities risk. The prices of debt securities held by the Fund will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling interest rates will cause the Fund to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce the Fund’s distributable income because interest payments on floating rate debt instruments held by the Fund will decline. The Fund could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. The Adviser’s credit analysis may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.
∎	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.
∎	High yield debt securities (junk bond) risk. Investments in high yield debt securities (“junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. These securities are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due, are more susceptible to default or decline in market value and are less liquid than investment grade debt securities. Prices of high yield debt securities tend to be very volatile.
∎	Inverse floating rate obligations risk. The price of inverse floating rate obligations (inverse floaters) is expected to decline when interest rates rise, and generally will decline further than the price of a bond with a similar maturity. The price of inverse floaters is typically more volatile than the price of bonds with similar maturities. These risks can be particularly high if leverage is used in the formula that determines the interest payable by the inverse floater, which may make the Fund’s returns more volatile and increase the risk of loss. Additionally, these securities may lose some or all of their principal and, in some cases, the Fund could lose

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE 8 Invesco High Yield Municipal Fund

money in excess of its investment.

∎	Liquidity risk. The Fund may be unable to sell illiquid investments at the time or price it desires and, as a result, could lose its entire investment in such investments. Liquid securities can become illiquid during periods of market stress. If a significant amount of the Fund’s securities become illiquid, the Fund may not be able to timely pay redemption proceeds and may need to sell securities at significantly reduced prices.
∎	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
∎	Medium- and lower-grade municipal securities risk. Medium- and lower-grade municipal securities generally involve more volatility and greater risks, including credit, market, liquidity and management risks, than higher-grade securities. Furthermore, many issuers of medium- and lower-grade securities choose not to have a rating assigned to their obligations. As such, the Fund’s portfolio may consist of a higher portion of unrated securities than an investment company investing solely in higher-grade securities. Unrated securities may not be as attractive to as many buyers as are rated securities, which may have the effect of limiting the Fund’s ability to sell such securities at their fair value.
∎	Municipal issuer focus risk. The municipal issuers in which the Fund invests may be located in the same geographic area or may pay their interest obligations from revenue of similar projects, such as hospitals, airports, utility systems and housing finance agencies. This may make the Fund’s investments more susceptible to similar social, economic, political or regulatory occurrences, making the Fund more susceptible to experience a drop in its share price than if the Fund had been more diversified across issuers that did not have similar characteristics.
∎	Municipal securities risk. The risk of a municipal obligation generally depends on the financial and credit status of the issuer. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the Fund’s ability to sell the security. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.
∎	Variable-rate demand notes risk. The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of these instruments, which could result in a loss.
∎	When-issued, delayed delivery and forward commitment risks. When-issued and delayed delivery transactions subject the Fund to market risk because the value or yield of a security at delivery may be more or less than the purchase price or yield generally available when delivery occurs, and counter-party risk because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction. These transactions also have a leveraging effect on the Fund because the Fund commits to purchase securities that it does not have to pay for until a later date, which increases the Fund’s overall investment exposure and, as a result, its volatility.
∎	Zero coupon or pay-in-kind securities risk. The value, interest rates, and liquidity of non-cash paying instruments, such as zero coupon and pay-in-kind securities, are subject to greater fluctuation than other types of securities.

The higher yields and interest rates on pay-in-kind securities reflect the payment deferral and increased credit risk associated with such instruments and that such investments may represent a higher credit risk than loans that periodically pay interest.

About indexes used in this report

∎	The S&P Municipal Bond High Yield Index is an unmanaged index considered representative of municipal bonds that are not rated or are rated below investment grade.
∎	The Custom Invesco High Yield Municipal Index is designed to measure the performance of a hypothetical allocation that consists of an 80% weight in bonds in the S&P Municipal Bond High Yield Index and a 20% weight in bonds that are rated investment grade by Standard & Poor’s, Moody’s and/or Fitch.
∎	The Lipper High Yield Municipal Debt Funds Index is an unmanaged index considered representative of high-yield municipal debt funds tracked by Lipper.
∎	The S&P Municipal Bond Index is a broad, market value-weighted index that seeks to measure the performance of the US municipal bond market.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.

9 Invesco High Yield Municipal Fund

Schedule of Investments

February 28, 2018

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations–110.36%(a)
Alabama–3.21%
Birmingham (City of) Special Care Facilities Financing Authority (Methodist Home for the Aging);
Series 2016, RB	5.75%	06/01/2045	$3,250	$3,564,600
Series 2016, RB	6.00%	06/01/2050	5,400	5,995,727
Birmingham (City of) Water Works Board; Series 2015 A, Ref. Water RB(b)	5.00%	01/01/2042	12,750	14,188,965
Cullman (County of) Health Care Authority (Regional Medical Center); Series 2009 A, RB	7.00%	02/01/2036	4,400	4,520,692
Huntsville (City of) Special Care Facilities Financing Authority (Redstone Village);
Series 2007, Retirement Facility RB	5.50%	01/01/2043	12,670	10,059,093
Series 2008 A, Retirement Facility RB	6.88%	01/01/2043	4,470	4,272,694
Series 2011 A, Retirement Facility RB	7.50%	01/01/2047	2,600	2,621,866
Series 2012 A, Retirement Facility RB	5.63%	01/01/2042	6,575	6,328,372
Jefferson (County of);
Series 2013 C, Sr. Lien Sewer Revenue Conv. CAB Wts.(INS–AGM)(c)(d)	6.50%	10/01/2038	7,000	6,029,590
Series 2013 C, Sr. Lien Sewer Revenue Conv. CAB Wts.(INS–AGM)(c)(d)	6.60%	10/01/2042	11,700	10,028,538
Series 2013 F, Sub. Lien Sewer Revenue Conv. CAB Wts.(d)	7.50%	10/01/2039	27,640	22,988,741
Series 2013 F, Sub. Lien Sewer Revenue Conv. CAB Wts.(d)	7.75%	10/01/2046	96,055	79,542,185
Series 2013-F, Sub. Lien Sewer Revenue Conv. CAB Wts.(d)	7.90%	10/01/2050	64,400	53,212,432
Lower Alabama Gas District (The);
Series 2016 A, Gas Project RB(b)	5.00%	09/01/2046	24,000	28,891,680
Series 2016 A, Gas Project RB	5.00%	09/01/2046	39,935	48,074,552
Mobile (City of) Industrial Development Board (Mobile Energy Services Co.); Series 1995, Ref. Solid Waste Disposal RB(e)	6.95%	01/01/2020	3	0
Mobile (County of) Industrial Development Authority (SSAB Alabama Inc.); Series 2010 A, VRD Recovery Zone Facility RB (LOC–Swedbank AB)(f)(g)	1.09%	07/01/2040	1,800	1,800,000
				302,119,727

Alaska–0.32%
Alaska (State of) Municipal Bond Bank Authority (Master Resolution);
Series 2017 A, RB(b)	5.50%	10/01/2046	22,000	25,477,100
Series 2017 A, RB	5.50%	10/01/2046	505	584,815
Northern Tobacco Securitization Corp.;
Series 2006 B, First Sub. Asset-Backed CAB RB(h)	0.00%	06/01/2046	27,225	2,544,176
Series 2006 C, Second Sub. Asset-Backed CAB RB(h)	0.00%	06/01/2046	20,860	1,657,536
				30,263,627

American Samoa–0.14%
American Samoa (Territory of) Economic Development Authority; Series 2015 A, Ref. RB	6.63%	09/01/2035	13,345	12,788,113

Arizona–2.30%
Arizona (State of) Industrial Development Authority (American Charter Schools Foundation);
Series 2017, Ref. Education RB(i)	6.00%	07/01/2037	13,845	14,643,995
Series 2017, Ref. Education RB(i)	6.00%	07/01/2047	15,000	15,752,550
Arizona (State of) Industrial Development Authority (Basis Schools);
Series 2017 A, Ref. Education RB(i)	5.13%	07/01/2037	1,180	1,224,875
Series 2017 D, Ref. Education RB(i)	5.00%	07/01/2047	1,035	1,061,320
Series 2017 D, Ref. Education RB(i)	5.00%	07/01/2051	2,300	2,341,055
Series 2017 G, Ref. Education RB(i)	5.00%	07/01/2037	1,105	1,140,703
Series 2017 G, Ref. Education RB(i)	5.00%	07/01/2047	3,260	3,342,902
Series 2017 G, Ref. Education RB(i)	5.00%	07/01/2051	1,000	1,017,850
Series 2017-A, Ref. Education RB(i)	5.38%	07/01/2050	6,000	6,255,120

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Arizona–(continued)
Arizona (State of) Industrial Development Authority (Kaizen Education Foundation);
Series 2016, Education RB(i)	5.70%	07/01/2047	$10,730	$11,139,564
Series 2016, Education RB(i)	5.80%	07/01/2052	4,920	5,107,009
Arizona (State of) Industrial Development Authority (Leman Academy of Excellence); Series 2017 A, Ref. Education RB(i)	5.25%	07/01/2052	500	468,710
Glendale (City of) Industrial Development Authority (The Beatitudes Campus);
Series 2017, Ref. RB	4.00%	11/15/2027	1,935	1,904,330
Series 2017, Ref. RB	5.00%	11/15/2040	1,485	1,526,283
Series 2017, Ref. RB	5.00%	11/15/2045	4,410	4,515,267
Maricopa (County of) Industrial Development Authority (Paradise Schools); Series 2016, Ref. Education RB(i)	5.00%	07/01/2047	4,000	4,078,920
Peoria (City of) Industrial Development Authority (Sierra Winds Life Care Community);
Series 2014, Ref. RB	5.50%	11/15/2034	3,695	3,725,558
Series 2014, Ref. RB	5.75%	11/15/2040	6,015	6,094,458
Phoenix (City of) Industrial Development Authority (Basis Schools);
Series 2016 A, Ref. Education RB(i)	5.00%	07/01/2046	2,000	2,042,940
Series 2016 A, Ref. Education RB(i)	5.00%	07/01/2046	2,125	2,170,624
Phoenix (City of) Industrial Development Authority (Choice Academies); Series 2012, Education RB	5.63%	09/01/2042	2,850	2,916,348
Phoenix (City of) Industrial Development Authority (Legacy Traditional Schools); Series 2014 A, Education Facility RB(i)	6.75%	07/01/2044	5,250	5,796,735
Phoenix (City of) Industrial Development Authority (Phoenix Collegiate Academy); Series 2012, Education RB	5.63%	07/01/2042	2,770	2,873,543
Phoenix Civic Improvement Corp.;
Series 2008 A, Sr. Lien Airport RB(b)(j)(k)	5.00%	07/01/2018	5,000	5,061,550
Series 2008 A, Sr. Lien Airport RB(b)(j)(k)	5.00%	07/01/2018	5,000	5,061,550
Series 2008 A, Sr. Lien Airport RB(b)(j)(k)	5.00%	07/01/2018	3,500	3,543,085
Series 2009 A, Jr. Lien Water System RB(b)(j)(k)	5.00%	07/01/2019	5,500	5,755,530
Series 2009 A, Jr. Lien Water System RB(b)(j)(k)	5.00%	07/01/2019	8,935	9,350,120
Series 2009 A, Jr. Lien Water System RB(b)(j)(k)	5.00%	07/01/2019	6,785	7,100,231
Pima (County of) Industrial Development Authority (Acclaim Charter School);
Series 2006, Education Facility RB	5.70%	12/01/2026	2,030	2,009,172
Series 2006, Education Facility RB	5.80%	12/01/2036	4,385	4,136,107
Pima (County of) Industrial Development Authority (American Leadership Academy);
Series 2017, Education Facility RB(i)	4.13%	06/15/2029	1,500	1,480,605
Series 2017, Education Facility RB(i)	5.00%	06/15/2047	9,300	9,177,612
Series 2017, Education Facility RB(i)	5.00%	06/15/2052	6,380	6,190,195
Pima (County of) Industrial Development Authority (American Leadership);
Series 2015, Ref. Education Facility RB(i)	5.38%	06/15/2035	2,370	2,439,560
Series 2015, Ref. Education Facility RB(i)	5.63%	06/15/2045	3,500	3,634,085
Pima (County of) Industrial Development Authority (Coral Academy Science);
Series 2008 A, Education Facilities RB	7.13%	12/01/2028	2,120	2,137,511
Series 2008 A, Education Facilities RB	7.25%	12/01/2038	3,285	3,309,112
Pima (County of) Industrial Development Authority (Desert Heights Charter School); Series 2014, Ref. Education Facility RB	7.25%	05/01/2044	3,000	3,240,120
Pima (County of) Industrial Development Authority (Edkey Charter Schools);
Series 2013, Ref. Education Facility RB	6.00%	07/01/2043	250	225,587
Series 2013, Ref. Education Facility RB	6.00%	07/01/2048	2,975	2,648,880
Pima (County of) Industrial Development Authority (Legacy Traditional School); Series 2009, Education RB(j)(k)	8.50%	07/01/2019	1,645	1,789,513
Pima (County of) Industrial Development Authority (Paradise Education Center); Series 2010, Education RB(j)(k)	6.10%	06/01/2019	1,400	1,478,708

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Arizona–(continued)
Pima (County of) Industrial Development Authority (Premier Charter High School);
Series 2016 A, Ref. Education Facility RB(i)	7.00%	07/01/2045	$3,315	$2,936,858
Series 2016 B, Ref. Sub. Education Facility RB	2.07%	07/01/2045	1,735	523,869
Series 2016 C, Ref. Jr. Sub. Education Facility RB	2.07%	07/01/2045	1,036	10,355
Pima (County of) Industrial Development Authority (Riverbend Prep); Series 2010, Education RB	7.00%	09/01/2037	3,358	3,358,437
Sundance Community Facilities District (Assessment District No. 2); Series 2003, Special Assessment RB(i)	7.13%	07/01/2027	1,134	1,134,249
Sundance Community Facilities District (Assessment District No. 3); Series 2004, Special Assessment RB	6.50%	07/01/2029	186	186,035
Tempe (City of) Industrial Development Authority (Friendship Village);
Series 2012 A, Ref. RB	6.25%	12/01/2042	2,700	2,869,641
Series 2012 A, Ref. RB	6.25%	12/01/2046	4,100	4,348,911
Tempe (City of) Industrial Development Authority (Mirabella at ASU);
Series 2017 A, RB(i)	6.13%	10/01/2047	1,400	1,436,106
Series 2017 A, RB(i)	6.13%	10/01/2052	1,400	1,430,940
Town of Florence, Inc. (The) Industrial Development Authority (Legacy Traditional School — Queen Creek and Casa Grande Campuses);
Series 2013, Education RB	5.75%	07/01/2033	3,000	3,213,900
Series 2013, Education RB	6.00%	07/01/2043	3,625	3,835,902
Tucson (City of) Industrial Development Authority (Catalina Village Assisted Living Apartments);
Series 2017 A, Multifamily Housing RB(l)	5.50%	05/01/2051	4,435	3,237,994
Series 2017 B, Multifamily Housing RB(l)	2.50%	05/01/2051	1,700	487,730
University Medical Center Corp.;
Series 2009, Hospital RB(j)(k)	6.25%	07/01/2019	1,650	1,750,337
Series 2009, Hospital RB(j)(k)	6.50%	07/01/2019	2,100	2,233,140
Series 2011, Hospital RB(j)(k)	6.00%	07/01/2021	2,600	2,945,982
				216,849,878

California–13.25%
ABAG Finance Authority for Non-profit Corps. (Episcopal Senior Communities); Series 2012 A, Ref. RB	5.00%	07/01/2047	6,000	6,380,760
Alhambra (City of) (Atherton Baptist Homes); Series 2010 A, RB(j)(k)	7.63%	01/01/2020	4,340	4,812,235
Bay Area Toll Authority (San Francisco Bay Area);
Series 2009 F-1, Toll Bridge RB(b)(j)(k)	5.13%	04/01/2019	22,295	23,204,413
Series 2017, Ref. Sub. Toll Bridge RB	4.00%	04/01/2047	50,640	52,634,203
Series 2017, Ref. Sub. Toll Bridge RB	4.00%	04/01/2049	5,000	5,181,100
Series 2017 F-1, Toll Bridge RB(b)	5.00%	04/01/2056	21,000	23,553,180
California (County of) Tobacco Securitization Agency (Gold Country Settlement Funding Corp.); Series 2006, Tobacco Settlement Asset-Backed CAB RB(h)	0.00%	06/01/2033	16,125	6,318,581
California (County of) Tobacco Securitization Agency (Stanislaus County Tobacco Funding Corp.); Series 2006 A, Tobacco Settlement CAB Sub. RB(h)	0.00%	06/01/2046	25,000	3,854,000
California (State of) Educational Facilities Authority (Stanford University);
Series 2010, RB(b)	5.25%	04/01/2040	6,255	8,156,708
Series 2012 U-2, Ref. RB(b)	5.00%	10/01/2032	8,745	10,963,257
Series 2014 U-6, RB(b)	5.00%	05/01/2045	15,000	19,359,300
California (State of) Health Facilities Financing Authority (Children’s Hospital of Orange County); Series 2009, RB	6.50%	11/01/2038	3,000	3,245,520
California (State of) Health Facilities Financing Authority (Kaiser Permanente); Subseries 2017 A-2, RB(b)	5.00%	11/01/2047	10,000	12,732,300
California (State of) Municipal Finance Authority (California Baptist University);
Series 2016 A, RB(i)	5.00%	11/01/2036	1,500	1,621,395
Series 2016 A, RB(i)	5.00%	11/01/2046	3,000	3,206,250
California (State of) Municipal Finance Authority (Goodwill Industries of Sacramento & Nevada);
Series 2012, RB(i)	6.63%	01/01/2032	1,000	1,074,290
Series 2012, RB(i)	6.88%	01/01/2042	1,500	1,616,295

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
California (State of) Municipal Finance Authority (High Tech High-Chula Vista);
Series 2008 B, Educational Facility RB(i)(j)(k)	6.13%	07/02/2018	$2,860	$2,906,160
Series 2008 B, Educational Facility RB(i)(j)(k)	6.13%	07/02/2018	2,000	2,032,280
Series 2008 B, Educational Facility RB(i)(j)(k)	6.13%	07/02/2018	3,840	3,901,978
California (State of) Municipal Finance Authority (High Tech High-Media Arts);
Series 2008 A, Educational Facility RB(i)(j)(k)	6.00%	07/02/2018	1,170	1,188,404
Series 2008 A, Educational Facility RB(i)(j)(k)	6.13%	07/02/2018	2,415	2,453,978
California (State of) Municipal Finance Authority (King/Chavez); Series 2009 A, Educational Facilities RB(j)(k)	8.50%	10/01/2019	1,000	1,107,580
California (State of) Municipal Finance Authority (Santa Rosa Academy);
Series 2012 A, Charter School Lease RB	5.75%	07/01/2030	6,750	7,218,450
Series 2012 A, Charter School Lease RB	6.00%	07/01/2042	5,355	5,721,764
California (State of) Pollution Control Finance Authority;
Series 2012, Water Furnishing RB(i)(m)	5.00%	07/01/2037	13,500	14,424,075
Series 2012, Water Furnishing RB(i)(m)	5.00%	11/21/2045	29,210	31,100,179
California (State of) Pollution Control Financing Authority (Aemerge Redpack Services LLC); Series 2016, Solid Waste Disposal RB(i)(m)	7.00%	12/01/2027	10,500	10,274,250
California (State of) School Finance Authority (Alliance for College-Ready Public Schools); Series 2013 A, School Facility RB	6.40%	07/01/2048	3,000	3,371,460
California (State of) School Finance Authority (New Designs Charter School); Series 2012, Educational Facilities RB	5.50%	06/01/2042	5,000	5,153,950
California (State of) Statewide Communities Development Authority (American Baptist Homes of the West); Series 2010, RB	6.25%	10/01/2039	2,000	2,114,200
California (State of) Statewide Communities Development Authority (California Baptist University);
Series 2011, RB(j)(k)	7.25%	11/01/2021	1,500	1,789,140
Series 2011, RB(j)(k)	7.50%	11/01/2021	5,500	6,608,745
Series 2014 A, RB	6.13%	11/01/2033	1,560	1,795,451
California (State of) Statewide Communities Development Authority (Collegiate Housing Foundation — Irvine, L.L.C. — University of California-Irvine East Campus Apartments, Phase II); Series 2008, Student Housing RB(j)(k)	6.00%	05/15/2018	5,000	5,049,500
California (State of) Statewide Communities Development Authority (Creative Child Care & Team); Series 2015, School Facilities RB (Acquired 11/03/2015; Cost $6,700,000)(i)	6.75%	06/01/2045	6,700	6,837,484
California (State of) Statewide Communities Development Authority (Eskaton Properties, Inc.); Series 2012, RB	5.25%	11/15/2034	4,350	4,722,403
California (State of) Statewide Communities Development Authority (Lancer Educational Student Housing);
Series 2010, RB(j)(k)	7.50%	06/01/2019	1,640	1,758,474
Series 2016, Ref. RB(i)	5.00%	06/01/2036	4,250	4,493,780
California (State of) Statewide Communities Development Authority (Loma Linda University Medical Center);
Series 2014, RB	5.50%	12/01/2054	5,000	5,411,700
Series 2016 A, RB(i)	5.00%	12/01/2036	1,500	1,604,385
Series 2016 A, RB(i)	5.00%	12/01/2041	1,370	1,451,529
Series 2016 A, RB(i)	5.25%	12/01/2056	39,000	41,686,710
California (State of) Statewide Communities Development Authority (Southern California Presbyterian Homes);
Series 2009, Senior Living RB(i)	7.00%	11/15/2029	1,745	1,881,721
Series 2009, Senior Living RB(i)	7.25%	11/15/2041	3,500	3,784,445
California (State of) Statewide Communities Development Authority (Terraces at San Joaquin Garden);
Series 2012, RB	6.00%	10/01/2042	2,895	3,148,920
Series 2012, RB	6.00%	10/01/2047	1,785	1,936,886

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
California (State of) Statewide Finance Authority (Pooled Tobacco Securitization);
Series 2002, Tobacco Settlement Asset-Backed RB	6.00%	05/01/2043	$15,000	$15,003,300
Series 2006 A, Tobacco Settlement CAB Turbo RB(h)	0.00%	06/01/2046	181,950	28,280,488
California (State of);
Series 2016, Ref. Various Purpose Unlimited Tax GO Bonds	5.00%	09/01/2034	12,440	14,324,162
Series 2016, Ref. Various Purpose Unlimited Tax GO Bonds	5.00%	09/01/2035	6,605	7,583,993
Series 2017, Various Purpose Unlimited Tax GO Bonds	4.00%	11/01/2047	9,000	9,313,650
Series 2017, Various Purpose Unlimited Tax GO Bonds	5.00%	08/01/2046	24,000	27,201,840
Series 2017, Various Purpose Unlimited Tax GO Bonds(b)	5.00%	11/01/2047	15,000	17,242,050
California County Tobacco Securitization Agency (The) (Sonoma County Securitization Corp.);
Series 2005, Ref. Tobacco Settlement Asset-Backed RB	5.13%	06/01/2038	9,380	9,380,188
Series 2005, Ref. Tobacco Settlement Asset-Backed RB	5.25%	06/01/2045	3,730	3,729,925
California Public Finance Authority (Henry Mayo Newhall Hospital);
Series 2017, Ref. RB	5.00%	10/15/2037	3,430	3,756,399
Series 2017, Ref. RB	5.00%	10/15/2047	10,170	11,005,059
Carlsbad (City of) Community Facilities District 3 (Improvement Area 2);
Series 2008, Special Tax RB(j)(k)	6.10%	09/01/2018	2,615	2,677,682
Series 2008, Special Tax RB(j)(k)	6.20%	09/01/2018	5,960	6,105,782
Eden (Township of) Healthcare District; Series 2010, COP(j)(k)	6.13%	06/01/2020	2,510	2,763,159
Fairfield (City of) Community Facilities District No. 2007-1 (Fairfield Commons);
Series 2008, Special Tax RB	6.50%	09/01/2023	1,235	1,264,603
Series 2008, Special Tax RB	6.75%	09/01/2028	2,550	2,614,260
Series 2008, Special Tax RB	6.88%	09/01/2038	4,440	4,552,376
Foothill-Eastern Transportation Corridor Agency;
Series 2014 A, Ref. Toll Road CAB RB(INS–AGM)(c)(h)	0.00%	01/15/2036	65,000	30,927,650
Series 2014 A, Ref. Toll Road CAB RB(INS–AGM)(c)(h)	0.00%	01/15/2037	20,000	9,078,200
Series 2014 A, Ref. Toll Road RB	6.00%	01/15/2049	20,000	23,405,600
Series 2014 A, Toll Road Conv. CAB RB(d)	6.85%	01/15/2042	5,000	4,418,950
Series 2014 C, Ref. Jr. Lien Toll Road RB	6.50%	01/15/2043	10,750	12,665,650
Golden State Tobacco Securitization Corp.;
Series 2007, Sr. Tobacco Settlement Asset-Backed RB	5.75%	06/01/2047	19,205	19,349,037
Series 2007 A-1, Sr. Tobacco Settlement Asset-Backed RB	5.00%	06/01/2033	28,360	28,395,166
Series 2007 A-1, Sr. Tobacco Settlement Asset-Backed RB	5.13%	06/01/2047	46,490	46,373,775
Series 2007 A-2, Sr. Tobacco Settlement Asset-Backed RB	5.30%	06/01/2037	47,000	47,934,830
Series 2007 B, First Sub. Tobacco Settlement Asset-Backed CAB RB(h)	0.00%	06/01/2047	185,000	25,276,550
Hesperia (City of) Public Financing Authority (Redevelopment & Housing); Series 2007 A, Tax Allocation RB (INS–SGI)(c)	5.00%	09/01/2037	3,395	3,398,293
Inland Empire Tobacco Securitization Authority;
Series 2007 A, Tobacco Settlement RB	5.00%	06/01/2021	3,625	3,626,486
Series 2007 C-1, Asset-Backed Tobacco Settlement CAB Turbo RB(h)	0.00%	06/01/2036	158,815	48,136,826
Series 2007 D, Asset-Backed Tobacco Settlement CAB RB(h)	0.00%	06/01/2057	46,635	2,572,853
Los Angeles (City of) Community Facilities District No. 3 (Cascades Business Park); Series 1997, Special Tax RB	6.40%	09/01/2022	375	377,272
Los Angeles (City of) Department of Water & Power; Series 2012 B, Waterworks RB (b)	5.00%	07/01/2043	66,530	73,429,162
M-S-R Energy Authority; Series 2009 A, Gas RB	6.50%	11/01/2039	4,490	6,252,011
National City (City of) Community Development Commission (National City Redevelopment); Series 2011, Tax Allocation RB(j)(k)	7.00%	08/01/2021	4,750	5,578,637
Placentia (City of) Public Financing Authority (Working Capital Financing); Series 2009, Lease RB	7.50%	06/01/2019	2,260	2,243,660
Poway Unified School District (Election of 2008 — School Facilities Improvement District No. 2007-1); Series 2011 B, Unlimited Tax CAB GO Bonds(h)	0.00%	08/01/2046	36,605	11,022,864
Regents of the University of California; Series 2014 AM, RB(b)	5.00%	05/15/2044	34,545	38,655,510
Riverside (County of) Redevelopment Agency (Mid-County Redevelopment Project Area); Series 2010 C, Tax Allocation RB(j)(k)	6.25%	10/01/2018	1,780	1,831,300

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
Riverside (County of) Transportation Commission; Series 2013 A, Sr. Lien Toll RB	5.75%	06/01/2048	$7,000	$7,780,500
Roseville (City of) (Fountains Community Facilities District No. 1); Series 2008, Special Tax RB(j)(k)	6.13%	09/01/2018	1,000	1,023,580
San Bernardino City Unified School District;
Series 2011 D, Unlimited Tax CAB GO Bonds(INS–AGM)(c)(h)	0.00%	08/01/2036	7,650	3,736,183
Series 2011 D, Unlimited Tax CAB GO Bonds(INS–AGM)(c)(h)	0.00%	08/01/2037	13,130	6,109,258
Series 2011 D, Unlimited Tax CAB GO Bonds(INS–AGM)(c)(h)	0.00%	08/01/2038	13,515	5,997,281
Series 2011 D, Unlimited Tax CAB GO Bonds(INS–AGM)(c)(h)	0.00%	08/01/2039	13,895	5,875,779
Series 2011 D, Unlimited Tax CAB GO Bonds(INS–AGM)(c)(h)	0.00%	08/01/2040	14,280	5,762,551
Series 2011 D, Unlimited Tax CAB GO Bonds(INS–AGM)(c)(h)	0.00%	08/01/2041	14,080	5,418,970
San Buenaventura (City of) (Community Memorial Health System);
Series 2011, RB	7.50%	12/01/2041	21,980	24,614,083
Series 2011, RB	8.00%	12/01/2031	9,875	11,328,402
San Diego Unified School District (Election of 2008); Series 2012 E, Unlimited Tax Conv. CAB GO Bonds(d)	5.25%	07/01/2042	10,000	6,460,900
San Diego Unified School District; Series 2012 R-2, Ref. Unlimited Tax Conv. CAB GO Bonds(d)	6.63%	07/01/2041	20,000	16,225,400
San Francisco (City & County of) Redevelopment Financing Authority (Mission Bay South Redevelopment);
Series 2009 D, Tax Allocation RB(j)(k)	6.25%	08/01/2019	1,000	1,066,630
Series 2009 D, Tax Allocation RB(j)(k)	6.50%	08/01/2019	1,000	1,069,380
San Francisco (City & County of) Successor Agency to the Redevelopment Agency Community Facilities District No. 6 (Mission Bay South Public Improvements);
Series 2013 C, Special Tax CAB RB(h)	0.00%	08/01/2036	5,710	2,202,804
Series 2013 C, Special Tax CAB RB(h)	0.00%	08/01/2038	2,000	674,820
Series 2013 C, Special Tax CAB RB(h)	0.00%	08/01/2043	17,000	4,238,440
San Joaquin Hills Transportation Corridor Agency;
Series 2014 B, Ref. Jr. Lien Toll Road RB	5.25%	01/15/2044	7,000	7,643,650
Series 2014 B, Ref. Jr. Toll Road RB	5.25%	01/15/2049	12,000	13,065,480
San Jose (City of) (Helzer Courts Apartments); Series 1999 A, MFH RB(m)	6.40%	12/01/2041	14,123	14,129,073
San Jose (City of) Community Facilities District No. 9 (Bailey/Highway 101);
Series 2003, Special Tax RB	6.60%	09/01/2027	2,000	2,001,420
Series 2003, Special Tax RB	6.65%	09/01/2032	2,630	2,642,703
San Jose (City of) Norman Y Minesta International Airport; Series 2017 A, Ref. Airport RB(b)(m)	5.00%	03/01/2047	20,000	22,380,200
San Jose (City of) Norman Y Minesta International Airport; Series 2017 A, Ref. Airport RB(m)	5.00%	03/01/2047	7,815	8,745,063
San Jose (City of); Series 2017 A, Ref. Airport RB(b)(m)	5.00%	03/01/2041	10,000	11,239,500
San Mateo (City of) Foster School District (Election 2008); Series 2010, Unlimited Tax Conv. CAB GO Bonds(d)	6.63%	08/01/2042	4,080	3,467,184
Santa Cruz (County of) Redevelopment Agency (Live Oak/Soquel Community Improvement); Series 2009 A, Tax Allocation RB(j)(k)	7.00%	09/01/2019	3,500	3,782,310
Savanna Elementary School District (Election of 2008); Series 2012 B, Unlimited Tax Conv. CAB GO Bonds (INS–AGM)(c)(d)	6.75%	02/01/2052	7,500	4,832,625
Silicon Valley Tobacco Securitization Authority (Santa Clara);
Series 2007 A, Tobacco Settlement Asset-Backed CAB Turbo RB(h)	0.00%	06/01/2047	20,000	3,159,400
Series 2007 A, Tobacco Settlement CAB Turbo RB(h)	0.00%	06/01/2036	10,000	3,554,300
Southern California Logistics Airport Authority;
Series 2007, Tax Allocation RB(n)	6.15%	12/01/2043	4,400	4,162,400
Series 2008 A, Tax Allocation CAB RB(h)	0.00%	12/01/2045	18,085	468,221
Series 2008 A, Tax Allocation CAB RB(h)	0.00%	12/01/2046	18,085	414,147
Series 2008 A, Tax Allocation CAB RB(h)	0.00%	12/01/2047	18,085	366,402
Series 2008 A, Tax Allocation CAB RB(h)	0.00%	12/01/2048	18,085	324,264
Series 2008 A, Tax Allocation CAB RB(h)	0.00%	12/01/2049	18,085	286,828
Series 2008 A, Tax Allocation CAB RB(h)	0.00%	12/01/2050	18,085	253,913
Series 2008 A, Tax Allocation RB(e)	6.00%	12/01/2033	1,475	1,462,890

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
Southern California Tobacco Securitization Authority (San Diego County Tobacco Asset Securitization Corp.);
Series 2006, Tobacco Settlement Asset-Backed First Sub. CAB RB(h)	0.00%	06/01/2046	$30,000	$4,650,300
Series 2006, Tobacco Settlement Asset-Backed Third Sub. CAB RB(h)	0.00%	06/01/2046	47,000	5,699,690
Series 2006 A-1, Sr. RB	4.75%	06/01/2025	5	5,011
Series 2006 A-1, Sr. Tobacco Settlement Asset-Backed RB	5.00%	06/01/2037	6,850	6,869,728
Series 2006 A-1, Sr. Tobacco Settlement Asset-Backed RB	5.13%	06/01/2046	8,205	8,219,113
Vallejo (City of) Public Financing Authority (Hiddenbrooke Improvement District); Series 2004 A, Local Agency RB	5.80%	09/01/2031	3,770	3,784,062
Victor Valley Union High School District (Election of 2008);
Series 2013 B, Unlimited Tax CAB GO Bonds(h)(j)(k)	0.00%	08/01/2023	37,560	6,123,407
Series 2013 B, Unlimited Tax CAB GO Bonds(h)(j)(k)	0.00%	08/01/2023	14,550	3,247,415
Series 2013 B, Unlimited Tax CAB GO Bonds(h)(j)(k)	0.00%	08/01/2023	7,000	1,468,320
Series 2013 B, Unlimited Tax CAB GO Bonds(h)(j)(k)	0.00%	08/01/2023	15,715	3,096,955
				1,247,723,901

Colorado–3.27%
Amber Creak Metropolitan District; Series 2017 B, Sub. Limited Tax GO Bonds	7.75%	12/15/2047	515	510,180
Banning Lewis Ranch Metropolitan District No. 3; Series 2015 A, Limited Tax GO Bonds	6.13%	12/01/2045	1,025	984,656
Brighton Crossing Metropolitan District No. 4;
Series 2017 A, Limited Tax GO Bonds	5.00%	12/01/2047	725	738,456
Series 2017 B, Sub. Limited Tax GO Bonds	7.00%	12/15/2047	670	655,059
Broomfield Village Metropolitan District No. 2; Series 2003, Ref. & Improvement Limited Tax GO Bonds	6.25%	12/01/2032	3,500	3,197,460
Canyons Metropolitan District No. 5;
Series 2017 A, Ref. Limited Tax GO Bonds	6.00%	12/01/2037	1,750	1,761,655
Series 2017 A, Ref. Limited Tax GO Bonds	6.13%	12/01/2047	4,735	4,767,814
Series 2017 B, Sub. Limited Tax GO Bonds	8.00%	12/15/2047	3,000	3,023,970
Castle Oaks Metropolitan District No. 3;
Series 2017, Ref. Limited Tax GO Bonds	5.00%	12/01/2037	3,275	3,287,707
Series 2017, Ref. Limited Tax GO Bonds	5.00%	12/01/2047	9,265	9,221,454
Centerra Metropolitan District No. 1 (In the City of Loveland); Series 2017, Ref. Special Tax Allocation RB(i)	5.00%	12/01/2047	7,000	7,157,360
Clear Creek Station Metropolitan District No. 2;
Series 2017 A, Ref. Limited Tax GO Bonds	5.00%	12/01/2047	1,000	1,010,160
Series 2017 B, Sub. Limited Tax GO Bonds	7.38%	12/15/2047	500	501,370
Colorado (State of) Educational & Cultural Facilities Authority (Community Leadership Academy);
Series 2008, Charter School RB	6.25%	07/01/2028	1,650	1,660,412
Series 2008, Charter School RB	6.50%	07/01/2038	1,000	1,006,290
Series 2013, Charter School RB	7.45%	08/01/2048	2,245	2,546,144
Colorado (State of) Educational & Cultural Facilities Authority (Flagstaff Academy); Series 2008 A, Charter School RB(j)(k)	7.00%	08/01/2018	1,500	1,535,145
Colorado (State of) Educational & Cultural Facilities Authority (Monument Academy); Series 2008 A, Charter School RB(j)(k)	7.25%	10/01/2018	500	516,845
Colorado (State of) Educational & Cultural Facilities Authority (New Vision Charter School); Series 2008, RB(i)	6.75%	04/01/2040	1,695	1,695,017
Colorado (State of) Educational & Cultural Facilities Authority (The Classical Academy); Series 2008 A, Charter School RB(j)(k)	7.40%	12/01/2018	2,000	2,088,200
Colorado (State of) Health Facilities Authority (American Baptist Homes); Series 2009 A, RB(j)(k)	7.75%	08/01/2019	4,000	4,341,280
Colorado (State of) Health Facilities Authority (Christian Living Communities); Series 2011, RB	6.38%	01/01/2041	1,615	1,748,076
Colorado (State of) Health Facilities Authority (Frasier Meadows Retirement Community);
Series 2017 A, Ref. Hospital RB	5.25%	05/15/2037	750	830,677
Series 2017 A, Ref. Hospital RB	5.25%	05/15/2047	3,500	3,833,865

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Colorado–(continued)
Colorado (State of) Health Facilities Authority (SCL Health System); Series 2013 A, RB(b)	5.00%	01/01/2044	$21,000	$22,906,170
Colorado (State of) Health Facilities Authority (Sunny Vista Living Center);
Series 2015 A, Ref. RB(i)	5.75%	12/01/2035	1,150	1,186,846
Series 2015 A, Ref. RB(i)	6.13%	12/01/2045	1,300	1,364,766
Series 2015 A, Ref. RB(i)	6.25%	12/01/2050	4,070	4,278,343
Colorado (State of) Health Facilities Authority (Total Longterm Care National Obligated Group);
Series 2010 A, RB(j)(k)	6.00%	11/15/2020	1,600	1,779,600
Series 2010 A, RB(j)(k)	6.25%	11/15/2020	4,750	5,314,395
Series 2011, RB(j)(k)	5.75%	11/15/2021	1,000	1,139,310
Series 2011, RB(j)(k)	6.00%	11/15/2021	1,195	1,372,111
Colorado (State of) Health Facilities Authority (Volunteers of America Care);
Series 2007 A, Health & Residential Care Facilities RB	5.20%	07/01/2022	800	800,440
Series 2007 A, Health & Residential Care Facilities RB	5.25%	07/01/2027	3,260	3,260,717
Series 2007 A, Health & Residential Care Facilities RB	5.30%	07/01/2037	5,815	5,814,942
Colorado (State of) High Performance Transportation Enterprise (C-470 Express Lanes); Series 2017, RB	5.00%	12/31/2056	5,085	5,499,631
Colorado (State of) Regional Transportation District (Denver Transit Partners Eagle P3); Series 2010, Private Activity RB	6.00%	01/15/2041	13,935	15,103,450
Cornerstar Metropolitan District;
Series 2017 A, Ref. Limited Tax GO Bonds	5.13%	12/01/2037	1,000	1,033,160
Series 2017 A, Ref. Limited Tax GO Bonds	5.25%	12/01/2047	2,600	2,681,536
Denver (City & County of) (United Airlines, Inc.); Series 2017, Ref. Special Facilities Airport RB(m)	5.00%	10/01/2032	39,000	42,167,190
Douglas (County of) Sierra Ridge Metropolitan District No. 2,
Series 2016 A, Sr. Limited Tax GO Bonds	5.50%	12/01/2046	2,000	2,042,720
Series 2016 B, Sub. Limited Tax GO Bonds	7.63%	12/15/2046	1,500	1,463,655
Elbert (County of) & Highway 86 Commercial Metropolitan District; Series 2008 A, Public Improvement Fee RB(o)	3.38%	12/01/2032	4,500	2,745,000
Fitzsimons Village Metropolitan District No. 1; Series 2010 A, Tax Increment Allocation & Public Improvement Fee Supported RB	7.50%	03/01/2040	4,940	5,140,959
Fossil Ridge Metropolitan District No. 1; Series 2010, Ref. Tax Supported Limited Tax GO Bonds	7.25%	12/01/2040	950	1,000,892
Gardens on Havana Metropolitan District No. 3 (The);
Series 2017 A, Special RB	5.13%	12/01/2037	1,070	1,103,363
Series 2017 A, Special RB	5.25%	12/01/2047	1,015	1,044,871
Series 2017 B, Sub. Special RB	7.75%	12/15/2047	1,000	1,019,670
Grandby Ranch Metropolitan District; Series 2006, Limited Tax GO Bonds	6.75%	12/01/2036	2,609	2,586,745
Johnston (Town of) Plaza Metropolitan District;
Series 2016 A, Special RB	5.25%	12/01/2036	4,000	3,838,400
Series 2016 A, Special RB	5.38%	12/01/2046	12,000	11,418,120
Leyden Rock Metropolitan District No. 10; Series 2017 C, Ref. Jr. Lien Sub. Limited Tax GO Bonds	10.75%	12/15/2049	1,025	1,006,038
Montrose (County of) (The Homestead at Montrose, Inc.);
Series 2003 A, Health Care Facilities RB	6.75%	02/01/2022	190	190,072
Series 2003 A, Health Care Facilities RB	7.00%	02/01/2025	800	800,168
Series 2003 A, Health Care Facilities RB	7.00%	02/01/2038	6,200	6,114,440
Neu Towne Metropolitan District; Series 2004, Limited Tax GO Bonds(o)	1.80%	12/01/2034	1,500	378,750
North Range Metropolitan District No. 2,
Series 2017 A, Ref. Limited Tax GO Bonds	5.63%	12/01/2037	3,270	3,282,916
Series 2017 A, Ref. Limited Tax GO Bonds	5.75%	12/01/2047	4,885	4,905,712
Series 2017 B, Sub. Limited Tax GO Bonds	7.75%	12/15/2047	2,830	2,839,933
Prairie Center Metropolitan District No. 3 (Park & Recreation Improvements); Series 2018, Special RB	5.13%	12/15/2042	4,510	4,469,004
Public Authority for Colorado Energy; Series 2008, Natural Gas Purchase RB	6.50%	11/15/2038	24,395	33,559,958
Riverdale Peaks II Metropolitan District; Series 2005, Limited Tax GO Bonds	6.50%	12/01/2035	1,000	260,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Colorado–(continued)
Solaris Metropolitan District No.3 Series 2016 A, Ref. Limited Tax GO Bonds	5.00%	12/01/2046	$1,730	$1,778,717
Southlands Metropolitan District No. 1;
Series 2017 A-1, Ref. Unlimited Tax GO Bonds	5.00%	12/01/2037	515	551,905
Series 2017 A-1, Ref. Unlimited Tax GO Bonds	5.00%	12/01/2047	500	530,870
Series 2017 A-2, Unlimited Tax GO Bonds	5.00%	12/01/2047	325	345,066
St. Vrain Lakes Metropolitan District No. 2;
Series 2017 A, Sr. Limited Tax GO Bonds	5.00%	12/01/2037	2,510	2,506,837
Series 2017 A, Sr. Limited Tax GO Bonds	5.13%	12/01/2047	2,550	2,549,745
Series 2017 B, Sub. Limited Tax GO Bonds	7.63%	12/15/2047	1,080	1,051,207
Sterling Ranch Community Authority Board;
Series 2017 A, Sr. Supported and Special RB	5.00%	12/01/2038	1,670	1,690,858
Series 2017 A, Sr. Supported and Special RB	5.00%	12/01/2047	4,500	4,532,895
Series 2017 B, Sr. Sub. Supported and Special RB	7.50%	12/15/2047	5,500	5,446,045
University of Colorado; Series 2014 A, Enterprise RB(b)(j)(k)	5.00%	06/01/2024	16,835	19,625,233
Vista Ridge Metropolitan District; Series 2006 B, Ref. Sub. Limited Tax GO Bonds(j)(k)	9.50%	12/01/2021	1,000	1,290,090
				307,432,713

Connecticut–0.22%
Georgetown (City of) Special Taxing District; Series 2006 A, Unlimited Tax GO Bonds (Acquired 11/16/2006; Cost $4,405,000)(e)(i)	5.13%	10/01/2036	4,405	1,409,600
Hamden (Town of) (Whitney Center);
Series 2009 A, Facility RB	7.63%	01/01/2030	3,020	3,158,890
Series 2009 A, Facility RB	7.75%	01/01/2043	10,815	11,249,222
Series 2009 C, RB(j)	5.50%	01/01/2022	2,000	1,916,320
Harbor Point Infrastructure Improvement District (Harbor Point); Series 2010 A, Special Obligation Tax Allocation RB(j)(k)	7.88%	04/01/2020	3,000	3,377,700
				21,111,732

Delaware–0.07%
Delaware (State of) Economic Development Authority (Aspira of Delaware Charter Operations, Inc.); Series 2016 A, RB	5.00%	06/01/2051	2,200	2,164,778
Delaware (State of) Economic Development Authority (Newark Charter School); Series 2012, RB	5.00%	09/01/2042	1,350	1,427,152
Wilmington (City of) (Electra Arms Senior Association); Series 1998, MFH Rental RB(m)	6.25%	06/01/2028	3,405	3,406,907
				6,998,837

District of Columbia–1.86%
District of Columbia (Center for Strategic & International Studies, Inc.);
Series 2011, RB(j)(k)	6.38%	03/01/2021	1,910	2,130,452
Series 2011, RB(j)(k)	6.63%	03/01/2021	5,150	5,855,705
District of Columbia (Cesar Chavez Charter School); Series 2011, RB	7.88%	11/15/2040	7,000	7,288,470
District of Columbia (Gallaudet University); Series 2011, University RB	5.50%	04/01/2041	3,000	3,284,790
District of Columbia (Ingleside at Rock Creek);
Series 2017 A, RB	5.00%	07/01/2037	500	521,560
Series 2017 A, RB	5.00%	07/01/2042	1,250	1,298,087
Series 2017 A, RB	5.00%	07/01/2052	8,250	8,503,852
District of Columbia (Provident Group — Howard Properties LLC); Series 2013, Student Dormitory RB	5.00%	10/01/2045	13,105	13,026,763
District of Columbia (Sibley Memorial Hospital);
Series 2009, Hospital RB(j)(k)	6.38%	10/01/2019	2,000	2,148,440
Series 2009, Hospital RB(j)(k)	6.50%	10/01/2019	5,000	5,376,700
District of Columbia Tobacco Settlement Financing Corp.; Series 2006 C, Asset-Backed CAB RB(h)	0.00%	06/15/2055	60,320	2,041,832
District of Columbia Water & Sewer Authority (Green Bonds); Series 2017 A, Public Utility RB(b)	5.00%	10/01/2052	20,000	22,598,200
District of Columbia Water & Sewer Authority; Series 2013 A, Sub. Lien Public Utility RB(b)	5.00%	10/01/2044	27,000	29,798,820

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
District of Columbia–(continued)
District of Columbia;
Series 2009 B, Ref. Sec. Income Tax RB(b)	5.00%	12/01/2025	$16,165	$17,116,472
Series 2014 C, Unlimited Tax GO Bonds(b)	5.00%	06/01/2038	21,000	23,655,870
Metropolitan Washington Airports Authority; Series 2017, Ref. Airport System RB(b)(m)	5.00%	10/01/2047	26,850	29,941,509
				174,587,522

Florida–5.85%
Alachua (County of) (North Florida Retirement Village, Inc.);
Series 2007, IDR	5.88%	11/15/2036	10,500	10,517,955
Series 2007, IDR	5.88%	11/15/2042	20,365	20,399,417
Alachua (County of) Health Facilities Authority (East Ridge Retirement Village, Inc.);
Series 2014, RB	6.25%	11/15/2044	2,500	2,692,100
Series 2014, RB	6.38%	11/15/2049	5,250	5,659,447
Alachua (County of) Health Facilities Authority (Oak Hammock at the University of Florida);
Series 2012 A, Ref. Continuing Care Retirement Community RB	8.00%	10/01/2032	1,000	1,170,580
Series 2012 A, Ref. Continuing Care Retirement Community RB	8.00%	10/01/2042	2,500	2,903,725
Series 2012 A, Ref. Continuing Care Retirement Community RB	8.00%	10/01/2046	2,000	2,313,940
Alachua (County of) Health Facilities Authority (Terraces at Bonita Springs);
Series 2011 A, RB	8.00%	11/15/2031	3,000	3,403,410
Series 2011 A, RB	8.13%	11/15/2041	11,200	12,638,640
Series 2011 A, RB	8.13%	11/15/2046	6,000	6,737,940
Buckeye Park Community Development District; Series 2008 A, Capital Improvement Special Assessment RB(e)	7.88%	05/01/2038	4,900	1,764,000
Cape Coral (City of) Health Facilities Authority (Gulf Care Inc.);
Series 2015, Ref. Senior Housing RB(i)	6.00%	07/01/2045	4,000	4,324,160
Series 2015, Ref. Senior Housing RB(i)	6.00%	07/01/2050	5,140	5,540,046
Capital Trust Agency (Miami Community Charter School) Series 2010 A, RB	7.00%	10/15/2040	1,500	1,570,815
Capital Trust Agency Inc. (Sarasota-Manatee Jewish Housing Council, Inc.); Series 2017, Ref. Retirement Facility RB	5.00%	07/01/2046	600	605,754
Capital Trust Agency Inc. (Tallahassee Tapestry);
Series 2015, First Mortgage RB(i)	6.75%	12/01/2035	5,405	5,642,388
Series 2015, First Mortgage RB(i)	7.00%	12/01/2045	2,000	2,097,000
Series 2015, First Mortgage RB(i)	7.13%	12/01/2050	2,000	2,105,900
Championsgate Community Development District; Series 1998 A, Capital Improvement Special Assessment RB	6.25%	05/01/2020	1,030	1,032,441
Collier (County of) Industrial Development Authority (The Arlington of Naples);
Series 2014 A, Continuing Care Community RB(i)	8.13%	05/15/2044	5,560	6,160,647
Series 2014 A, Continuing Care Community RB(i)	8.25%	05/15/2049	44,570	49,548,023
Series 2015, Continuing Care Community RB(i)	5.25%	05/15/2022	3,355	3,363,388
Series 2015 A, Continuing Care Community RB(i)	5.50%	05/15/2025	345	348,029
Series 2015 A, Continuing Care Community RB(i)	6.25%	05/15/2035	875	876,409
Series 2015 A, Continuing Care Community RB(i)	6.50%	05/15/2049	3,000	3,006,450
East Homestead Community Development District; Series 2013, Special Assessment RB	5.63%	11/01/2043	2,000	2,047,640
Florida (State of) Mid-Bay Bridge Authority; Series 2011 A, Springing Lien RB(j)(k)	7.25%	10/01/2021	14,000	16,537,780
Florida Development Finance Corp. (Brightline Passenger Rail); Series 2017, Surface Transportation Facilitiy RB(i)(j)(m)	5.63%	01/01/2028	45,500	46,920,965
Florida Development Finance Corp. (Palm Bay Academy Inc.);
Series 2017, Ref. Secondary Sub. Lien CAB RB(h)(i)	0.00%	05/15/2037	970	9,700
Series 2017, Ref. Taxable Sr. Lien Conv. CAB RB(d)(i)	6.38%	05/15/2037	1,265	833,686
Series 2017 A, Ref. Taxable Sr. Lien RB(i)	6.38%	05/15/2037	2,705	2,660,611
Florida Development Finance Corp. (Renaissance Charter School, Inc.);
Series 2012 A, Educational Facilities RB	6.00%	06/15/2032	4,250	4,501,982
Series 2012 A, Educational Facilities RB	6.13%	06/15/2043	4,250	4,436,660
Series 2015, Educational Facilities RB(i)	6.13%	06/15/2046	14,035	14,571,418

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Florida–(continued)
Florida Development Finance Corp. (Sculptor Charter School);
Series 2008 A, RB	7.25%	10/01/2038	$2,580	$2,635,160
Series 2012, RB	7.00%	10/01/2026	100	110,791
Series 2012, RB	7.25%	10/01/2041	595	659,099
Gramercy Farms Community Development District;
Series 2007 A-1, Special Assessment RB(e)	5.25%	05/01/2039	1,335	13
Series 2007 A-2, Special Assessment RB(e)	5.25%	05/01/2039	1,700	17
Series 2011, Ref. Special Assessment Conv. CAB RB(d)	6.75%	05/01/2039	29,060	16,854,800
Hillsborough (County of) Industrial Development Authority (Health Facilities); Series 2008 B, IDR(j)(k)	8.00%	08/15/2019	1,000	1,099,000
Kendall Breeze West Community Development District; Series 2004, Special Assessment RB	5.88%	05/01/2034	1,165	1,165,047
Lakeland (City of) (Carpenter’s Home Estate Accident Investor); Series 2008, Ref. First Mortgage Retirement Community RB	6.38%	01/01/2043	2,250	2,296,417
Lee (County of) Industrial Development Authority (Cypress Cove Healthpark);
Series 2012, Ref. RB	5.25%	10/01/2032	4,500	4,694,850
Series 2012, Ref. RB	5.75%	10/01/2042	10,100	10,850,228
Series 2012, Ref. RB	6.50%	10/01/2047	10,000	11,076,200
Lee (County of) Industrial Development Authority (Lee County Community Charter Schools, LLC);
Series 2012, IDR	5.50%	06/15/2032	1,880	1,936,889
Series 2012, IDR	5.75%	06/15/2042	3,210	3,209,679
Leon (County of) Educational Facilities Authority (Southgate Residence Hall); Series 1998 A, Ref. RB	6.75%	09/01/2028	6,535	6,536,830
Miami-Dade (County of) (Building Better Communities Program);
Series 2008 A, Unlimited Tax GO Bonds(b)(j)(k)	5.00%	07/01/2018	15,210	15,397,235
Series 2016 A, Ref. Unlimited Tax GO Bonds(b)	5.00%	07/01/2037	15,605	17,692,949
Series 2016 A, Ref. Unlimited Tax GO Bonds(b)	5.00%	07/01/2038	15,985	18,098,856
Miami-Dade (County of) (Miami International Airport); Series 2008 A, Aviation RB (INS–AGC)(b)(c)(m)	5.25%	10/01/2033	16,500	16,861,020
Miami-Dade (County of) Health Facilities Authority (Miami Children’s Hospital);
Series 2010, Ref. Hospital RB(j)(k)	6.00%	08/01/2020	365	401,504
Series 2010, Ref. Hospital RB	6.00%	08/01/2030	135	145,730
Series 2010, Ref. Hospital RB(j)(k)	6.13%	08/01/2020	185	204,046
Series 2010, Ref. Hospital RB	6.13%	08/01/2042	65	70,306
Miami-Dade (County of) School Board;
Series 2008 B, COP(b)(j)(k)	5.25%	05/01/2018	10,000	10,066,100
Series 2008 B, COP(b)(j)(k)	5.25%	05/01/2018	5,000	5,033,050
Miami-Dade (County of);
Series 2009, Sub. Special Obligation CAB RB(h)	0.00%	10/01/2035	12,000	5,748,840
Series 2009, Sub. Special Obligation CAB RB(h)	0.00%	10/01/2042	42,215	14,240,808
Orange (County of) Housing Finance Authority (Alhambra Trace Apartments); Series 1998 C, RB	7.00%	04/01/2028	1,390	1,390,612
Orange (County of) Housing Finance Authority (Governors Manor Apartments); Series 2001 F-4, RB	7.25%	10/01/2031	3,320	3,326,042
Orange (County of) Housing Finance Authority (Lake Davis Apartments); Series 2001 F-1, RB	7.25%	10/01/2031	690	691,256
Orange (County of) Housing Finance Authority (Lake Jennie Phase I); Series 2001 F-2, RB	7.25%	10/01/2031	180	180,328
Orange (County of) Housing Finance Authority (Lake Jennie Phase II); Series 2001 F-3, RB	7.25%	10/01/2031	690	691,256
Orange (County of) Housing Finance Authority (Mellonville Trace Apartments); Series 2001 F-5, RB	7.25%	10/01/2031	265	265,482
Orlando (City of) Greater Orlando Aviation Authority; Series 2017 A, Priority Sub. Airport Facilities RB(b)(m)	5.00%	10/01/2047	35,580	39,463,201
Orlando (City of); Series 2014 A, Contract Tourist Development Tax Payments RB(b)(j)(k)	5.00%	05/01/2024	20,305	23,628,522
Overoaks Community Development District;
Series 2004 A, Capital Improvement Special Assessment RB(p)	6.13%	05/01/2035	410	34,850
Series 2010 A-2, Capital Improvement RB	6.13%	05/01/2035	380	380,524

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Florida–(continued)
Palm Beach (County of) Health Facilities Authority (Sinai Residences of Boca Raton); Series 2014 A, RB	7.50%	06/01/2049	$2,750	$3,201,715
Pine Ridge Plantation Community Development District; Series 2006 A, Capital Improvement Special Assessment RB	5.40%	05/01/2037	1,410	1,232,904
Pinellas (County of) Educational Facilities Authority (Pinellas Preparatory Academy);
Series 2011 A, RB	6.13%	09/15/2021	400	425,184
Series 2011 A, RB	7.13%	09/15/2041	3,250	3,402,685
Reunion East Community Development District;
Series 2002 A-2, Special Assessment RB(n)	7.38%	05/01/2033	145	1
Series 2005, Special Assessment RB(e)	5.80%	05/01/2036	1,716	17
Series 2015-1, Special Assessment RB	6.60%	05/01/2033	155	158,346
Series 2015-2, Special Assessment RB	6.60%	05/01/2036	2,145	2,191,311
Seminole (County of) Industrial Development Authority (Legacy Pointe at UCF); Series 2016 A, RB(i)	10.00%	12/28/2021	5,350	5,991,144
St. Johns (County of) Industrial Development Authority (Presbyterian Retirement Communities); Series 2010 A, RB(j)(k)	6.00%	08/01/2020	4,000	4,410,040
St. Petersburg (City of) Health Facilities Authority (All Children’s Hospital, Inc. Obligated Group);
Series 2009 A, Ref. RB(j)(k)	6.25%	11/15/2019	150	161,508
Series 2009 A, Ref. RB(j)(k)	6.50%	11/15/2019	1,000	1,080,020
Sterling Hill Community Development District; Series 2003 A, Capital Improvement Special Assessment RB	6.20%	05/01/2035	1,375	879,793
Stonegate Community Development District; Series 2008, Special Assessment RB	8.13%	05/01/2039	4,385	4,582,632
Tallahassee (City of) (Tallahassee Memorial Health Care, Inc.); Series 2016, Health Facility RB	5.00%	12/01/2055	6,000	6,383,640
Tampa Bay Water; Series 2001 A, Ref. & Improvement Utility System RB (INS–NATL)(b)(c)	6.00%	10/01/2029	13,440	17,381,818
Tampa-Hillsborough (County of) Expressway Authority; Series 2017, RB	5.00%	07/01/2047	10,000	11,312,400
Treeline Preserve Community Development District; Series 2007 A, Special Assessment RB(n)	6.80%	05/01/2039	4,895	1,713,250
				550,588,991

Georgia–1.22%
Americus (City of) & Sumter (County of) Hospital Authority (Magnolia Manor Obligated Group);
Series 2013 A, Ref. RB	6.25%	05/15/2033	3,950	4,345,908
Series 2013 A, Ref. RB	6.38%	05/15/2043	8,000	8,777,600
Atlanta (City of) (Beltline); Series 2009 B, Tax Allocation RB(j)(k)	7.38%	01/01/2019	12,000	12,585,600
Atlanta (City of); Series 2015, Ref. Water & Wastewater RB(b)	5.00%	11/01/2040	37,555	42,363,167
Clayton (County of) Development Authority (Delta Air Lines, Inc.); Series 2009 A, Special Facilities RB	8.75%	06/01/2029	4,500	5,096,835
DeKalb (County of) Hospital Authority (DeKalb Medical Center, Inc.);
Series 2010, RAC	6.00%	09/01/2030	2,200	2,372,524
Series 2010, RAC	6.13%	09/01/2040	5,510	5,906,169
Main Street Natural Gas, Inc.; Series 2018 B, Gas Supply Floating Rate RB (1 mo. USD LIBOR + 0.48%)(j)(q)	1.81%	09/01/2023	15,000	15,051,750
Marietta (City of) Developing Authority (Life University, Inc.); Series 2017 A, Ref. University Facilities RB(i)	5.00%	11/01/2047	8,480	8,862,957
Rockdale (County of) Development Authority (Visy Paper); Series 2007 A, RB(m)	6.13%	01/01/2034	9,615	9,633,268
				114,995,778

Hawaii–0.22%
Hawaii (State of) Department of Budget & Finance (15 Craigside);
Series 2009 A, Special Purpose Senior Living RB(j)(k)	8.75%	11/15/2019	765	852,371
Series 2009 A, Special Purpose Senior Living RB(j)(k)	9.00%	11/15/2019	6,530	7,325,223
Honolulu (City & County of); Series 2009 A, Unlimited Tax GO Bonds(b)(j)(k)	5.25%	04/01/2019	12,000	12,492,240
				20,669,834

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Idaho–0.32%
Gooding Industrial Development Corp. (Intrepid Technology & Resources); Series 2006, Solid Waste Disposal RB (Acquired 11/03/2006; Cost $7,640,000)(e)(i)(l)(m)	7.50%	11/01/2024	$7,640	$76
Idaho (State of) Health Facilities Authority (Terraces of Boise);
Series 2014 A, RB	8.00%	10/01/2044	10,440	11,888,759
Series 2014 A, RB	8.13%	10/01/2049	9,000	10,283,760
Idaho (State of) Housing & Finance Association (Compass Public Charter School, Inc.);
Series 2010 A, Non-Profit Facilities RB	6.25%	07/01/2040	1,000	1,027,540
Series 2010 A, Non-Profit Facilities RB	6.25%	07/01/2045	1,000	1,025,990
Idaho (State of) Housing & Finance Association (Liberty Charter School); Series 2008 A, Non-Profit Facilities RB	6.00%	06/01/2038	750	753,000
Idaho (State of) Housing & Finance Association (North Star Charter School);
Series 2014 A, Ref. Non-Profit Facilities RB(i)	6.75%	07/01/2028	54	55,815
Series 2014 A, Ref. Non-Profit Facilities RB(i)	6.75%	07/01/2036	526	537,165
Series 2014 A, Ref. Non-Profit Facilities RB(i)	6.75%	07/01/2048	1,061	1,076,193
Series 2014 B, Ref. Non-Profit Facilities CAB RB(h)(i)	0.00%	07/01/2049	9,112	966,797
Idaho (State of) Housing & Finance Association (Victory Charter School, Inc.); Series 2009 A, Non-Profit Facilities RB(j)(k)	8.25%	07/02/2018	745	762,060
Idaho (State of) Housing & Finance Association; Series 2008 A, Non-Profit Facilities RB(j)(k)	6.13%	07/02/2018	1,580	1,605,501
				29,982,656

Illinois–11.26%
Aurora (City of) (East River Area TIF No. 6); Series 2008 A, Tax Increment Allocation RB	6.75%	12/30/2027	1,740	1,774,313
Aurora (City of) (River City TIF No. 3); Series 2008 B, Tax Increment Allocation RB	6.50%	12/30/2023	2,285	2,330,517
Bartlett (Village of) (Quarry Redevelopment); Series 2007, Ref. Sr. Lien Tax Increment Allocation RB	5.60%	01/01/2023	4,305	4,307,583
Bolingbrook (Village of) Special Services Area No. 1 (Forest City); Series 2005, Special Tax RB	5.90%	03/01/2027	2,000	2,001,740
Bolingbrook (Village of);
Series 2005, Sales Tax RB	6.00%	01/01/2026	4,500	4,371,165
Series 2005, Sales Tax RB	6.25%	01/01/2024	4,365	4,323,707
Bradley (Village of) (Bradley Commons); Series 2007, Tax Increment Allocation RB	6.10%	01/01/2027	2,090	2,112,175
Burbank (City of) (Intercultural Montessori Language School); Series 2015, Educational Facilities RB(i)	6.25%	09/01/2045	4,000	4,154,920
Chicago (City of) (Diversey/Narragansett); Series 2006, Tax Increment Allocation Revenue COP	7.46%	02/15/2026	2,402	1,738,605
Chicago (City of) (Lakeshore East); Series 2003, Special Assessment Improvement RB	6.63%	12/01/2022	2,290	2,294,717
Chicago (City of) (O’Hare International Airport);
Series 2017 B, Ref. Sr. Lien General Airport RB	5.00%	01/01/2039	15,000	17,012,700
Series 2017 D, Sr. Lien General Airport RB(m)	5.00%	01/01/2042	10,000	10,994,900
Series 2017 D, Sr. Lien General Airport RB(m)	5.00%	01/01/2047	17,500	19,130,650
Series 2017 D, Sr. Lien General Airport RB(m)	5.00%	01/01/2052	8,450	9,171,207
Chicago (City of) Board of Education;
Series 2011 A, Unlimited Tax GO Bonds	5.00%	12/01/2041	17,585	17,589,572
Series 2012 A, Unlimited Tax GO Bonds	5.00%	12/01/2042	19,105	19,111,496
Series 2017 H, Dedicated Unlimited Tax GO Bonds	5.00%	12/01/2046	3,000	3,002,070
Chicago (City of) Metropolitan Water Reclamation District;
Series 2015 A, Unlimited Tax GO Green Bonds(b)	5.00%	12/01/2044	31,000	34,182,770
Series 2016 C, Unlimited Tax GO Green Bonds(b)	5.00%	12/01/2045	19,750	21,683,525
Chicago (City of) Transit Authority; Series 2014, Sales Tax Receipts RB(b)	5.25%	12/01/2049	27,000	29,816,370

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Illinois–(continued)
Chicago (City of);
Series 2002 B, Unlimited Tax GO Bonds	5.50%	01/01/2034	$2,645	$2,819,702
Series 2003 B, Ref. Unlimited Tax GO Bonds	5.50%	01/01/2032	2,150	2,303,790
Series 2003 B, Ref. Unlimited Tax GO Bonds	5.50%	01/01/2033	3,000	3,205,440
Series 2003 B, Ref. Unlimited Tax GO Bonds	5.50%	01/01/2034	2,160	2,302,668
Series 2005 D, Ref. Unlimited Tax GO Bonds	5.50%	01/01/2037	6,075	6,432,089
Series 2007 E, Ref. Unlimited Tax GO Bonds	5.50%	01/01/2035	2,500	2,659,050
Series 2007 F, Ref. Unlimited Tax GO Bonds	5.50%	01/01/2035	10,640	11,316,917
Series 2007 G, Ref. Unlimited Tax GO Bonds	5.50%	01/01/2035	375	398,858
Series 2007 G, Ref. Unlimited Tax GO Bonds	5.50%	01/01/2042	400	421,828
Series 2009 C, Unlimited Tax GO Bonds	5.00%	01/01/2040	10,500	10,609,200
Series 2011, Tax Increment Allocation Revenue COP	7.13%	05/01/2021	1,000	1,013,250
Series 2011, Tax Increment Allocation Revenue COP	7.13%	05/01/2025	9,700	9,793,217
Series 2011, Tax Increment Allocation Revenue COP	7.13%	05/01/2025	9,185	9,273,268
Series 2012 A, Unlimited Tax GO Bonds	5.00%	01/01/2033	3,500	3,591,700
Series 2014, Second Lien Wastewater Transmission RB	5.00%	01/01/2044	16,755	17,841,897
Series 2014 A, Ref. Unlimited Tax GO Bonds	5.25%	01/01/2033	3,250	3,412,663
Series 2015 A, Unlimited Tax GO Bonds	5.50%	01/01/2034	4,440	4,733,262
Series 2015 A, Unlimited Tax GO Bonds	5.50%	01/01/2035	2,000	2,127,240
Series 2017 2, Ref. Second Lien Waterworks RB(INS–AGM)(c)	5.00%	11/01/2035	5,000	5,627,700
Series 2017 2, Ref. Second Lien Waterworks RB(INS–AGM)(c)	5.00%	11/01/2037	5,000	5,618,950
Series 2017 2, Ref. Second Lien Waterworks RB(INS–AGM)(c)	5.00%	11/01/2038	9,205	10,336,479
Series 2017 A, Ref. Unlimited Tax GO Bonds	6.00%	01/01/2038	65,150	73,981,082
Cook (County of) (Navistar International Corp.); Series 2010, Recovery Zone Facility RB	6.75%	10/15/2040	7,250	7,737,055
East Dundee (Village of) (Route 25 South Redevelopment); Series 2012, Limited Obligation Tax Increment Allocation RB	5.63%	12/01/2031	1,530	1,507,570
Gilberts (Village of) Special Service Area No. 24 (The Conservancy); Series 2014 A, Special Tax RB	5.38%	03/01/2034	1,406	1,271,906
Hillside (Village of) (Mannheim Redevelopment);
Series 2008, Sr. Lien Tax Increment Allocation RB	6.55%	01/01/2020	305	311,429
Series 2008, Sr. Lien Tax Increment Allocation RB	7.00%	01/01/2028	8,000	8,167,440
Illinois (State of) Finance Authority (Christian Homes, Inc.);
Series 2007, Ref. RB	5.75%	05/15/2026	2,435	2,441,940
Series 2007, Ref. RB	5.75%	05/15/2031	1,745	1,749,746
Illinois (State of) Finance Authority (Clare Oaks);
Series 2012 A-1, RB	7.00%	11/15/2027	2,400	2,256,744
Series 2012 A-2, RB	7.00%	11/15/2027	2,305	2,305,922
Series 2012 B, Ref. Sub. RB(r)	4.00%	11/15/2052	9,584	8,096,355
Series 2012 C-1, Ref. Sub. RB(h)	0.00%	11/15/2052	3,902	149,679
Series 2012 C-2, Ref. Sub. Conv. RB(r)	4.00%	11/15/2052	780	223,894
Series 2012 C-3, Ref. Sub. Conv. RB(r)	4.00%	11/15/2052	780	136,451
Illinois (State of) Finance Authority (Collegiate Housing Foundation — DeKalb II, LLC — Northern Illinois University); Series 2011, Student Housing RB	6.88%	10/01/2043	7,000	7,652,680
Illinois (State of) Finance Authority (Friendship Village of Schaumburg);
Series 2010, RB(j)(k)	7.13%	02/15/2020	1,710	1,887,772
Series 2010, RB(j)(k)	7.25%	02/15/2020	8,900	9,846,515
Illinois (State of) Finance Authority (Intrinsic Schools — Belmont School); Series 2015, Charter School RB(i)	6.00%	12/01/2045	3,715	3,783,616
Illinois (State of) Finance Authority (Luther Oaks);
Series 2006 A, RB	5.70%	08/15/2028	500	500,280
Series 2006 A, RB	6.00%	08/15/2026	3,560	3,565,091
Series 2006 A, RB	6.00%	08/15/2039	10,460	10,464,184

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Illinois–(continued)
Illinois (State of) Finance Authority (Lutheran Home & Services);
Series 2012, Ref. RB	5.63%	05/15/2042	$6,000	$6,299,940
Series 2012, Ref. RB	5.75%	05/15/2046	500	526,390
Illinois (State of) Finance Authority (Montgomery Place);
Series 2017, Ref. RB	5.25%	05/15/2037	6,795	6,868,590
Series 2017, Ref. RB	5.25%	05/15/2048	11,770	11,777,533
Illinois (State of) Finance Authority (Navistar International); Series 2010, Recovery Zone Facility RB	6.75%	10/15/2040	9,000	9,604,620
Illinois (State of) Finance Authority (Northwestern Memorial Healthcare); Series 2017 A, Ref. RB	4.00%	07/15/2047	10,000	10,233,300
Illinois (State of) Finance Authority (Norwegian American Hospital Inc.);
Series 2008, RB	7.63%	09/15/2028	3,300	3,428,799
Series 2008, RB	7.75%	09/15/2038	8,215	9,009,308
Illinois (State of) Finance Authority (Park Place of Elmhurst);
Series 2016, RB	2.00%	05/15/2055	7,144	391,563
Series 2016 A, RB	6.20%	05/15/2030	103	102,259
Series 2016 A, RB	6.24%	05/15/2038	2,816	2,734,213
Series 2016 A, RB	6.33%	05/15/2048	12,165	12,082,273
Series 2016 A, RB	6.44%	05/15/2055	23,164	23,071,112
Series 2016 B, RB	5.63%	05/15/2020	6,273	6,234,352
Illinois (State of) Finance Authority (Peace Village); Series 2013, RB	7.00%	08/15/2043	12,210	12,973,858
Illinois (State of) Finance Authority (Plymouth Place);
Series 2013, Ref. RB	6.00%	05/15/2043	10,600	11,669,222
Series 2015, Ref. RB	5.25%	05/15/2050	6,660	6,885,241
Illinois (State of) Finance Authority (Provena Health);
Series 2009 A, RB(j)(k)	7.75%	08/15/2019	120	130,518
Series 2009 A, RB(j)(k)	7.75%	08/15/2019	12,680	13,791,402
Illinois (State of) Finance Authority (Rogers Park Montessori School);
Series 2014, Ref. Sr. Educational Facilities RB	6.00%	02/01/2034	750	787,170
Series 2014, Ref. Sr. Educational Facilities RB	6.13%	02/01/2045	1,500	1,572,120
Illinois (State of) Finance Authority (Rush University Medical Center Obligated Group); Series 2009 A, RB(j)(k)	7.25%	11/01/2018	24,235	25,176,287
Illinois (State of) Finance Authority (Rush University Medical Center);
Series 2015 A, Ref. RB	5.00%	11/15/2038	5,000	5,507,050
Series 2015 B, Ref. RB	5.00%	11/15/2039	3,700	4,065,301
Illinois (State of) Finance Authority (Silver Cross Hospital & Medical Centers);
Series 2008, Ref. RB	5.50%	08/15/2030	5,000	5,057,950
Series 2009, RB(j)(k)	6.88%	08/15/2019	21,875	23,518,687
Illinois (State of) Finance Authority (Swedish Covenant Hospital); Series 2016 A, Ref. RB	5.00%	08/15/2032	500	540,015
Illinois (State of) Finance Authority (Three Crowns Park);
Series 2017, Ref. RB	5.25%	02/15/2037	1,185	1,262,452
Series 2017, Ref. RB	5.25%	02/15/2047	2,870	3,020,618
Illinois (State of) Finance Authority (United Neighborhood Organization Charter School Network, Inc.);
Series 2011, Ref. Charter School RB	6.88%	10/01/2031	3,030	3,232,768
Series 2011, Ref. Charter School RB	7.13%	10/01/2041	1,000	1,045,040
Illinois (State of) Finance Authority (University of Chicago); Series 2013 A, RB(b)	5.25%	10/01/2052	27,000	29,976,750
Illinois (State of) Finance Authority (Villa St. Benedict);
Series 2015, Ref. RB	6.13%	11/15/2035	10,255	11,251,889
Series 2015, Ref. RB	6.38%	11/15/2043	10,700	11,788,083
Illinois (State of) Housing Development Authority (Stonebridge of Gurnee);
Series 2016 A, MFH RB(i)	5.45%	01/01/2046	2,500	2,245,600
Series 2016 A, MFH RB(i)	5.60%	01/01/2056	2,700	2,420,631

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Illinois–(continued)
Illinois (State of) Metropolitan Pier & Exposition Authority (McCormick Place Expansion);
Series 2002 A, CAB Dedicated State Tax RB(INS–NATL)(c)(h)	0.00%	06/15/2034	$25,000	$11,620,000
Series 2010, Dedicated State Tax RB(j)(k)	5.50%	06/15/2020	14,150	15,370,296
Series 2010, Dedicated State Tax RB	5.50%	06/15/2050	44,020	45,543,532
Series 2010 B-2, Ref. RB	5.25%	06/15/2050	8,015	8,204,875
Series 2012, CAB RB(h)	0.00%	12/15/2050	35,755	6,793,450
Series 2012 A, RB	5.00%	06/15/2042	2,000	2,084,340
Series 2012 B, CAB RB(h)	0.00%	12/15/2051	13,165	2,359,300
Series 2015, CAB RB(h)	0.00%	12/15/2052	26,000	4,374,240
Series 2017 A, RB	5.00%	06/15/2057	8,500	9,047,570
Series 2017 B, Ref. CAB RB(h)	0.00%	12/15/2054	20,000	3,003,600
Illinois (State of) Real Estate Lease; Series 1998, Ctfs. RB (INS–ACA)(c)(i)	6.20%	06/15/2018	321	322,990
Illinois (State of) Toll Highway Authority; Series 2015 B, Sr. RB(b)	5.00%	01/01/2040	20,000	22,401,800
Illinois (State of);
Series 2013, Unlimited Tax GO Bonds	5.25%	07/01/2030	4,965	5,139,420
Series 2013, Unlimited Tax GO Bonds	5.50%	07/01/2027	5,105	5,391,237
Series 2016, Ref. Unlimited Tax GO Bonds	5.00%	02/01/2025	35,550	37,305,103
Series 2016, Ref. Unlimited Tax GO Bonds	5.00%	02/01/2027	5,620	5,874,642
Series 2016, Ref. Unlimited Tax GO Bonds	5.00%	02/01/2029	11,000	11,383,460
Series 2016, Unlimited Tax GO Bonds	5.00%	11/01/2028	10,700	11,103,069
Series 2017 A, Unlimited Tax GO Bonds	5.00%	12/01/2042	5,000	5,100,150
Series 2017 D, Unlimited Tax GO Bonds(b)	5.00%	11/01/2023	33,000	34,690,260
Long Grove (Village of) (Sunset Grove); Series 2010, Limited Obligation Tax Increment Allocation RB	7.50%	01/01/2030	2,995	3,044,118
Malta (Village of) (Prairie Springs); Series 2006, Tax Increment Allocation RB (Acquired 09/14/2006; Cost $1,800,000)(i)(o)	2.88%	12/30/2025	1,800	576,000
Non-Profit Preferred Funding Trust I; Series 2006 C, RB(i)	4.72%	09/15/2037	3,000	713,150
Pingree Grove (Village of) (Cambridge Lakes Learning Center); Series 2011, RB(j)(k)	8.50%	06/01/2021	3,290	3,972,807
Plano (City of) Special Service Area No. 10 (Lakewood Springs Club); Series 2007, Special Tax RB(n)	5.80%	03/01/2037	5,615	617,650
Railsplitter Tobacco Settlement Authority; Series 2010, RB(j)(k)	6.00%	06/01/2021	17,050	19,298,213
Southwestern Illinois Development Authority (Eden Retirement Center, Inc.);
Series 2006, Senior Care Facilities RB	5.50%	12/01/2026	800	746,664
Series 2006, Senior Care Facilities RB	5.85%	12/01/2036	3,000	2,665,320
St. Charles (City of) Special Service Area No. 21; Series 1998, RB	6.63%	03/01/2028	1,230	1,204,121
United City of Yorkville (City of) (Storm Water/Water Improvement);
Series 2007, Business District RB(o)	3.90%	01/01/2026	3,045	1,613,850
Series 2007, Business District RB(o)	3.90%	01/01/2027	285	151,050
United City of Yorkville (City of) Special Service Area No. 2004-107 (Raintree Village II); Series 2005, Special Tax RB(e)	6.25%	03/01/2035	5,408	2,433,600
United City of Yorkville (City of) Special Service Area No. 2006-113 (Cannonball/Beecher Road); Series 2007, Special Tax RB	5.75%	03/01/2028	3,580	3,581,002
Upper Illinois River Valley Development Authority (Pleasant View Luther Home);
Series 2010, RB	7.00%	11/15/2030	2,000	2,082,820
Series 2010, RB	7.25%	11/15/2040	3,300	3,444,507
Series 2010, RB	7.38%	11/15/2045	1,700	1,777,537
Series 2012, RB	6.00%	05/15/2042	6,150	6,532,469
Will (County of) & Kankakee (City of) Regional Development Authority (Senior Estates Supportive Living); Series 2007, MFH RB(m)	7.00%	12/01/2042	2,855	2,870,817
				1,059,703,154

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Indiana–1.89%
Allen (County of) Economic Development (StoryPoint Fort Wayne);
Series 2017, RB(i)	6.63%	01/15/2034	$625	$660,750
Series 2017, RB(i)	6.75%	01/15/2043	1,625	1,716,878
Series 2017, RB(i)	6.88%	01/15/2052	1,850	1,954,691
Carmel (City of) (Barrington Carmel);
Series 2012 A, RB	7.00%	11/15/2027	1,550	1,698,707
Series 2012 A, RB	7.00%	11/15/2032	2,980	3,221,559
Series 2012 A, RB	7.13%	11/15/2042	12,200	13,135,740
Series 2012 A, RB	7.13%	11/15/2047	9,940	10,681,027
Chestertown (Town of) (Storypoint Chesterton); Series 2016 A-1, Economic Development RB(i)	6.38%	01/15/2051	3,000	3,090,780
Crown Point (City of) (Wittenberg Village);
Series 2009 A, Economic Development RB	8.00%	11/15/2029	3,100	3,273,538
Series 2009 A, Economic Development RB	8.00%	11/15/2039	9,250	9,711,945
Indiana (State of) Finance Authority (Baptist Healthcare System Obligated Group); Series 2017 A, Health Facilities RB	5.00%	08/15/2051	25,000	26,778,500
Indiana (State of) Finance Authority (Indiana University Health Obligated Group); Series 2015 A, Ref. Hospital RB(b)	5.00%	12/01/2040	15,750	17,508,488
Indiana (State of) Finance Authority (Irvington Community School);
Series 2009 A, Educational Facilities RB	7.75%	07/01/2023	880	876,955
Series 2009 A, Educational Facilities RB	8.00%	07/01/2029	1,385	1,371,801
Series 2009 A, Educational Facilities RB	9.00%	07/01/2039	3,575	3,576,930
Indiana (State of) Finance Authority (Ohio River Bridges East End Crossing); Series 2013, Private Activity RB(m)	5.25%	01/01/2051	37,790	40,768,986
Indiana (State of) Finance Authority (Ohio Valley Electric Corp.); Series 2012 A, Midwestern Disaster Relief RB	5.00%	06/01/2039	7,145	7,226,167
Indianapolis (City of) (Ritter Affordable Assisted Living); Series 2014, MFH RB	6.90%	12/01/2033	5,500	5,182,650
Valparaiso (City of) (Pratt Paper, LLC);
Series 2013, Exempt Facilities RB(m)	6.75%	01/01/2034	10,785	12,693,190
Series 2013, Exempt Facilities RB(m)	7.00%	01/01/2044	11,000	13,001,230
				178,130,512

Iowa–3.02%
Altoona (City of);
Series 2008, Annual Appropriation Urban Renewal Tax Increment Allocation RB(j)(k)	6.00%	06/01/2018	1,250	1,264,475
Series 2008, Annual Appropriation Urban Renewal Tax Increment Allocation RB(j)(k)	6.00%	06/01/2018	5,000	5,057,900
Series 2008, Annual Appropriation Urban Renewal Tax Increment Allocation RB(j)(k)	6.00%	06/01/2018	5,500	5,563,690
Ames (City of) (Mary Greeley Medical Center); Series 2011, Hospital RB(j)(k)	5.25%	06/15/2020	1,250	1,347,888
Cass (County of) (Cass County Memorial Hospital); Series 2010 A, Hospital RB(s)	7.25%	06/01/2035	5,755	6,147,318
Iowa (State of) Finance Authority (Iowa Fertilizer Co.);
Series 2013, Midwestern Disaster Area RB	5.25%	12/01/2025	48,890	51,996,960
Series 2013, Midwestern Disaster Area RB	5.50%	12/01/2022	29,210	29,668,013
Series 2013, Midwestern Disaster Area RB(i)	5.88%	12/01/2026	2,420	2,551,576
Series 2013, Midwestern Disaster Area RB(i)	5.88%	12/01/2027	10,330	11,023,763
Series 2013, Ref. Midwestern Disaster Area RB(j)	5.25%	12/01/2037	15,260	15,889,017
Iowa (State of) Finance Authority (Madrid Home);
Series 2007, Ref. Health Care Facility RB	5.75%	11/15/2024	1,000	1,000,630
Series 2007, Ref. Health Care Facility RB	5.80%	11/15/2029	1,930	1,930,212
Series 2007, Ref. Health Care Facility RB	5.90%	11/15/2037	2,750	2,749,780
Iowa (State of) Tobacco Settlement Authority;
Series 2005 B, Asset-Backed RB	5.60%	06/01/2034	31,350	31,673,532
Series 2005 C, Asset-Backed RB	5.50%	06/01/2042	28,435	28,547,318
Series 2005 C, Asset-Backed RB	5.63%	06/01/2046	33,390	33,389,332
Series 2005 D, Asset-Backed CAB RB(h)	0.00%	06/01/2046	181,600	29,569,928
Series 2005 E, Asset-Backed CAB RB(h)	0.00%	06/01/2046	225,990	24,784,323
				284,155,655

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Kansas–0.48%
Kansas (State of) Development Finance Authority (Adventist Health System/Sunbelt Obligated Group); Series 2009 C, Hospital RB	5.75%	11/15/2038	$1,900	$2,023,595
Lenexa (City of) (Lakeview Village, Inc.);
Series 2009, Health Care Facilities RB(j)(k)	7.13%	05/15/2019	500	532,950
Series 2009, Health Care Facilities RB(j)(k)	7.25%	05/15/2019	1,500	1,601,070
Olathe (City of) (Aberdeen Village, Inc.);
Series 2005, Ref. Senior Living Facility RB	6.13%	05/15/2030	1,000	1,000,870
Series 2005 A, Ref. Senior Living Facility RB	5.60%	05/15/2028	1,500	1,500,825
Olathe (City of) (West Village Center);
Series 2007, Special Obligation Tax Increment Allocation RB	5.45%	09/01/2022	3,040	2,850,426
Series 2007, Special Obligation Tax Increment Allocation RB	5.50%	09/01/2026	2,835	2,514,758
Roeland Park (City of) (TDD No. 1);
Series 2005, Transportation Development District Sales Tax RB(o)	4.03%	12/01/2025	445	235,850
Series 2006 A, Transportation Development District Sales Tax RB	5.88%	12/01/2025	835	442,550
Roeland Park (City of) (TDD No. 2); Series 2006 B, Transportation Development District Sales Tax RB(o)	4.11%	12/01/2025	1,000	750,000
Wichita (City of) (Larksfield Place);
Series 2013 III, Ref. & Healthcare Facilities Improvement RB	7.13%	12/15/2036	1,000	1,075,390
Series 2013 III, Ref. Health Care Facilities & Improvement RB	7.38%	12/15/2043	5,000	5,404,700
Wichita (City of) (Presbyterian Manors, Inc.);
Series 2013 IV-A, Health Care Facilities RB	6.38%	05/15/2043	5,000	5,280,650
Series 2013 IV-A, Health Care Facilities RB	6.50%	05/15/2048	14,000	14,832,020
Series 2014 IV-A, Health Care Facilities RB	5.63%	05/15/2044	1,850	1,896,990
Series 2014 IV-A, Health Care Facilities RB	5.63%	05/15/2049	2,750	2,812,507
				44,755,151

Kentucky–1.16%
Christian (County of) (Jennie Stuart Medical Center, Inc.);
Series 2016, Ref. Hospital RB	5.38%	02/01/2036	13,245	14,237,050
Series 2016, Ref. Hospital RB	5.50%	02/01/2044	12,020	12,878,468
Kentucky (State of) Economic Development Finance Authority (Masonic Home Independent Living II);
Series 2011, RB(j)(k)	7.00%	05/15/2021	2,500	2,894,275
Series 2011, RB(j)(k)	7.25%	05/15/2021	3,050	3,554,592
Series 2011, RB(j)(k)	7.38%	05/15/2021	1,000	1,169,300
Kentucky (State of) Economic Development Finance Authority (Masonic Homes of Kent); Series 2012, Ref. Health Care Facilities RB	5.38%	11/15/2032	1,600	1,696,176
Kentucky (State of) Economic Development Finance Authority (Norton Healthcare, Inc.); Series 2000 B, Health System RB (INS–NATL)(c)(h)	0.00%	10/01/2026	13,930	10,360,995
Kentucky (State of) Economic Development Finance Authority (Norton Healthcare, Inc.); Series 2000 B, Health System RB (INS–NATL)(c)(h)	0.00%	10/01/2027	12,955	9,222,017
Kentucky (State of) Economic Development Finance Authority (Owensboro Health Inc.); Series 2017 A, Ref. Hospital RB	5.00%	06/01/2041	4,000	4,246,040
Kentucky (State of) Economic Development Finance Authority (Owensboro Medical Health System, Inc.); Series 2010 A, Hospital RB(j)(k)	6.50%	06/01/2020	8,000	8,826,080
Kentucky (State of) Economic Development Finance Authority (Rosedale Green);
Series 2015, Ref. Health Care Facilities RB	5.75%	11/15/2045	3,350	3,393,315
Series 2015, Ref. Health Care Facilities RB	5.75%	11/15/2050	2,650	2,675,997
Kentucky (State of) Public Energy Authority; Series 2018 A, Gas Supply RB(j)	4.00%	04/01/2024	10,000	10,718,500
Kentucky (State of) Public Transportation Infrastructure Authority (Downtown Crossing);
Series 2013 C, First Tier Toll Conv. CAB RB(d)	6.60%	07/01/2039	10,000	9,211,500
Series 2013 C, First Tier Toll Conv. CAB RB(d)	6.75%	07/01/2043	5,000	4,613,850
Series 2013 C, First Tier Toll Conv. CAB RB(d)	6.88%	07/01/2046	8,000	7,409,760
Louisville (City of) & Jefferson (County of) Metropolitan Government (Bellarmie University Inc.); Series 2009, College Improvement RB(j)(k)	6.13%	11/01/2019	1,820	1,957,465
				109,065,380

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Louisiana–1.03%
Calcasieu (Parish of) Memorial Hospital Service District (Lake Charles Memorial Hospital); Series 1992 A, Hospital RB (INS–Connie Lee)(c)	6.50%	12/01/2018	$880	$896,685
Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (Westlake Chemical Corp.);
Series 2009 A, RB	6.50%	08/01/2029	3,560	3,934,690
Series 2010 A-1, RB	6.50%	11/01/2035	9,245	10,252,520
Louisiana (State of) Local Government Environmental Facilities & Community Development Authority;
Series 2015 A, Ref. RB	6.00%	11/15/2030	2,250	2,518,740
Series 2015 A, Ref. RB	6.00%	11/15/2035	4,135	4,557,308
Series 2015 A, Ref. RB	6.25%	11/15/2045	8,985	9,967,420
Louisiana (State of) Public Facilities Authority (Belle Chasse Educational Foundation); Series 2011, RB	6.75%	05/01/2041	3,000	3,204,960
Louisiana (State of) Public Facilities Authority (Lake Charles Memorial Hospital); Series 2007, Ref. Hospital RB(i)	6.38%	12/01/2034	28,250	29,650,635
Louisiana State University & Agricultural & Mechanical College (Master Lease M98362); Series 1998, RB (Acquired 11/30/1998; Cost $322,799)(i)	5.75%	10/30/2018	323	324,819
New Orleans (City of) Aviation Board (North Terminal); Series 2017 B, General Airport RB(b)(m)	5.00%	01/01/2048	25,750	28,332,468
New Orleans (City of) Aviation Board; Series 2009 A-2, Ref. & Restructuring General Airport RB(j)(k)	6.00%	01/01/2019	3,000	3,115,020
				96,755,265

Maine–0.47%
Maine (State of) Health & Higher Educational Facilities Authority (Eastern Maine Healthcare System);
Series 2016 A, RB	5.00%	07/01/2041	5,000	5,143,750
Series 2016 A, RB	5.00%	07/01/2046	3,705	3,798,625
Maine (State of) Health & Higher Educational Facilities Authority (Eastern Maine Medical Center Obligated Group); Series 2013, RB	5.00%	07/01/2043	16,300	16,665,772
Maine (State of) Health & Higher Educational Facilities Authority (Maine General Medical Center);
Series 2011, RB	6.75%	07/01/2036	3,425	3,732,462
Series 2011, RB	6.75%	07/01/2041	11,505	12,498,112
Series 2011, RB	7.50%	07/01/2032	2,500	2,806,600
				44,645,321

Maryland–1.05%
Anne Arundel (County of) (National Business Park-North);
Series 2010, Special Obligation Tax Allocation RB	5.63%	07/01/2025	915	937,701
Series 2010, Special Obligation Tax Allocation RB	6.10%	07/01/2040	3,250	3,329,625
Anne Arundel (County of) (The Villages at Two Rivers); Series 2014, Special Tax RB	5.25%	07/01/2044	2,145	2,162,160
Baltimore (City of) (East Baltimore Research Park); Series 2008 A, Special Obligation Tax Allocation RB(j)(k)	7.00%	09/01/2018	15,605	16,040,379
Baltimore (City of);
Series 2017, Ref. Convention Center Hotel RB	5.00%	09/01/2042	7,960	8,864,097
Series 2017, Ref. Convention Center Hotel RB	5.00%	09/01/2046	3,500	3,864,525
Brunswick (City of) (Brunswick Crossing); Series 2006, Special Obligation Tax RB	5.50%	07/01/2036	18,982	18,992,440
Frederick (County of) (Jefferson Technology Park);
Series 2013 A, Special Tax RB	7.25%	07/01/2043	3,625	3,801,791
Series 2013 B, Tax Increment & Special Tax RB(i)	7.13%	07/01/2043	5,285	5,704,418
Frederick (County of) (Mount St. Mary’s University);
Series 2017 A, Ref. Educational Facilities RB(i)	5.00%	09/01/2027	2,250	2,469,217
Series 2017 A, Ref. Educational Facilities RB(i)	5.00%	09/01/2037	1,500	1,583,565
Series 2017 A, Ref. Educational Facilities RB(i)	5.00%	09/01/2045	2,100	2,201,934
Frederick (County of) (Urbana Community Development Authority); Series 2010 B, Sub. Special Obligation Tax RB	5.50%	07/01/2040	8,370	8,815,954

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Maryland–(continued)
Harford (County of); Series 2011, Special Obligation Tax Allocation RB	7.50%	07/01/2040	$6,000	$6,274,800
Howard (County of) (Annapolis Junction Town Center);
Series 2014, Special Obligation Tax Allocation RB	5.80%	02/15/2034	720	736,308
Series 2014, Special Obligation Tax Allocation RB	6.10%	02/15/2044	1,420	1,456,920
Howard (County of) (Vantage House Facility); Series 2016, Ref. Retirement Community RB	5.00%	04/01/2046	2,710	2,765,419
Maryland (State of) Health & Higher Educational Facilities Authority (Adventist Healthcare); Series 2011 A, RB	6.13%	01/01/2036	1,500	1,663,770
Rockville (City of) (Ingleside at King Farm);
Series 2017 A-1, Ref. Economic Development RB	5.00%	11/01/2037	1,250	1,372,938
Series 2017 B, Economic Development RB	5.00%	11/01/2042	2,000	2,181,740
Series 2017 B, Economic Development RB	5.00%	11/01/2047	2,250	2,444,693
Salisbury (City of) (Villages at Salisbury Lake); Series 2015, CAB TAN(h)	0.00%	01/01/2037	12,183	1,401,098
				99,065,492

Massachusetts–1.89%
Massachusetts (State of) Development Finance Agency (Covanta Energy); Series 2012, Ref. Resource Recovery RB(i)(m)	5.25%	11/01/2042	21,875	21,889,219
Massachusetts (State of) Development Finance Agency (GF/Pilgrim, Inc.); Series 1998, First Mortgage RB	6.75%	10/01/2028	3,475	3,478,961
Massachusetts (State of) Development Finance Agency (Harvard University); Series 2009 A, RB(b)	5.50%	11/15/2036	23,660	24,360,809
Massachusetts (State of) Development Finance Agency (Lawrence General Hospital); Series 2017, Ref. RB	5.00%	07/01/2047	2,700	2,848,095
Massachusetts (State of) Development Finance Agency (Massachusetts Institute of Technology); Series 2002 K, RB(b)	5.50%	07/01/2032	5,015	6,500,543
Massachusetts (State of) Development Finance Agency (Newbridge Charles, Inc.); Series 2017, Ref. RB(i)	5.00%	10/01/2057	3,500	3,676,575
Massachusetts (State of) Development Finance Agency (Sabis International Charter School);
Series 2009 A, RB(j)(k)	6.85%	10/15/2019	745	806,634
Series 2009 A, RB(j)(k)	6.90%	10/15/2019	895	969,759
Series 2009 A, RB(j)(k)	8.00%	10/15/2019	1,000	1,100,520
Series 2009 A, RB(j)(k)	8.00%	10/15/2019	4,850	5,337,522
Massachusetts (State of) Development Finance Agency (Tufts Medical Center);
Series 2011 I, RB(j)(k)	6.75%	01/01/2021	600	679,446
Series 2011 I, RB	6.75%	01/01/2036	400	449,428
Series 2011 I, RB(j)(k)	6.88%	01/01/2021	2,765	3,140,598
Series 2011 I, RB	6.88%	01/01/2041	1,845	2,076,584
Massachusetts (State of) Development Finance Agency (Whitney Academy); Series 2000, RB	7.50%	09/01/2030	2,190	2,191,643
Massachusetts (State of) Port Authority (Delta Air Lines Inc.);
Series 2001 B, Special Facilities Floating Rate RB(INS–AMBAC)(c)(m)(t)	3.14%	01/01/2031	1,250	1,240,663
Series 2001 C, Special Facilities Floating Rate RB(INS–AMBAC)(c)(m)(t)	3.17%	01/01/2031	14,625	14,515,751
Massachusetts (State of); Series 2004 A, Ref. Limited Tax GO Bonds (INS–AMBAC)(b)(c)	5.50%	08/01/2030	32,040	39,731,522
University of Massachusetts Building Authority; Sr. Series 2017 1, RB(b)	5.25%	11/01/2047	36,580	43,102,580
				178,096,852

Michigan–1.82%
Charyl Stockwell Academy;
Series 2015, Ref. Public School Academy RB	5.50%	10/01/2035	2,740	2,691,447
Series 2015, Ref. Public School Academy RB	5.75%	10/01/2045	3,500	3,471,125
Dearborn Economic Development Corp. (Henry Ford Village Inc. Project); Series 2017, RB(i)	7.50%	11/15/2044	5,000	4,970,650
Dearborn Economic Development Corp. (Henry Ford Village, Inc.);
Series 2008, Ref. Limited Obligation RB	7.00%	11/15/2028	5,500	5,454,405
Series 2008, Ref. Limited Obligation RB	7.13%	11/15/2043	7,700	7,448,441
Detroit (City of) Water and Sewerage Department; Series 2012 A, Ref. Sr. Lien Sewage Disposal System RB	5.00%	07/01/2032	12,725	13,734,729

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Michigan–(continued)
Detroit Community High School;
Series 2005, Public School Academy RB	5.65%	11/01/2025	$930	$636,948
Series 2005, Public School Academy RB	5.75%	11/01/2030	1,000	633,360
Grand Blanc Academy; Series 2000, COP	7.75%	02/01/2030	1,590	1,406,896
Kentwood Economic Development Corp. (Holland Home);
Series 2012, Ref. Limited Obligation RB	5.63%	11/15/2032	3,500	3,790,990
Series 2012, Ref. Limited Obligation RB	5.63%	11/15/2041	4,160	4,468,797
Michigan (State of) Finance Authority (Detroit Water & Sewerage Department);
Series 2014 C-2, Ref. Local Government Loan Program RB(m)	5.00%	07/01/2044	5,125	5,484,365
Series 2014 D-4, Ref. Local Government Loan Program RB	5.00%	07/01/2031	7,000	7,741,930
Series 2014 D-4, Ref. Local Government Loan Program RB	5.00%	07/01/2032	4,000	4,416,720
Series 2014 D-4, Ref. Local Government Loan Program RB	5.00%	07/01/2034	8,700	9,548,772
Michigan (State of) Finance Authority (Henry Ford Health System); Series 2016, Ref. RB	5.00%	11/15/2041	28,000	30,839,200
Michigan (State of) Finance Authority (Public School Academy — Cesar Chavez Academy); Series 2012, Ref. Limited Obligation RB	5.75%	02/01/2033	4,750	4,810,610
Michigan (State of) Strategic Fund (Canterbury Health Care, Inc.);
Series 2016, Limited Obligation RB(i)	5.00%	07/01/2036	1,970	2,048,780
Series 2016, Limited Obligation RB(i)	5.00%	07/01/2046	1,000	1,025,270
Series 2016, Limited Obligation RB(i)	5.00%	07/01/2051	2,000	2,043,600
Michigan (State of) Strategic Fund (Genesee Power Station); Series 1994, Ref. Solid Waste Disposal RB(m)	7.50%	01/01/2021	1,385	1,363,782
Michigan (State of) Tobacco Settlement Finance Authority; Series 2007 A, Sr. Asset-Backed RB	6.00%	06/01/2048	32,420	32,338,950
Saline Economic Development Corp. (Evangelical Homes of Michigan); Series 2013, Ref. RB	5.50%	06/01/2047	5,500	5,716,535
Star International Academy; Series 2012, Ref. Public School Academy RB	5.00%	03/01/2033	3,100	3,166,495
Waterford Township Economic Development Corp. (Canterbury Health Care, Inc.);
Series 2016 A, Ref. Limited Obligation RB(i)	5.00%	07/01/2036	4,550	4,731,954
Series 2016 A, Ref. Limited Obligation RB(i)	5.00%	07/01/2046	2,000	2,050,540
Series 2016 A, Ref. Limited Obligation RB(i)	5.00%	07/01/2051	2,795	2,855,931
Wayne Charter County Economic Development Corp. (Rivers of Grosse Point); Series 2013, First Mortgage RB	7.88%	12/01/2043	4,000	2,800,600
				171,691,822

Minnesota–1.39%
Anoka (City of) (The Homestead at Anoka, Inc.); Series 2011 A, Health Care Facilities RB(j)(k)	7.00%	11/01/2019	4,070	4,454,045
Anoka (City of) Minnesota (Homestead at Anoka, Inc.);
Series 2017, Ref. Housing RB	5.00%	11/01/2046	1,500	1,533,360
Series 2017, Ref. Housing RB	5.50%	11/01/2046	3,700	3,969,138
Anoka (County of) Housing & Redevelopment Authority (Fridley Medical Center);
Series 2010 A, RB	6.63%	05/01/2030	500	516,010
Series 2010 A, RB	6.88%	05/01/2040	1,000	1,032,120
Apple Valley (City of) (Ecumen-Seasons at Apple Valley); Series 2010, Housing & Health Care RB(j)(k)	6.75%	03/01/2020	2,500	2,747,400
Bethel (City of) (Spectrum High School); Series 2017 A, Ref. Charter School Lease RB	4.00%	07/01/2037	375	373,481
Bloomington (City of) Port Authority (Radisson Blu Mall of America, LLC);
Series 2010, Recovery Zone Facility RB	6.75%	12/01/2018	905	916,584
Series 2010, Recovery Zone Facility RB	8.00%	12/01/2025	1,625	1,732,510
Series 2010, Recovery Zone Facility RB	9.00%	12/01/2035	10,500	11,773,965
Brooklyn Park (City of) (Athlos Leadership Academy);
Series 2015, Charter School Lease RB	5.50%	07/01/2035	665	664,209
Series 2015, Charter School Lease RB	5.50%	07/01/2040	2,250	2,218,478
Series 2015, Charter School Lease RB	5.75%	07/01/2046	2,800	2,813,020
Carlton (City of) (Inter-Faith Care Center); Series 2006, Ref. Health Care & Housing Facilities RB	5.70%	04/01/2036	2,000	1,949,280
Dakota (County of) Community Development Agency (Highview Hills Senior Housing); Series 2008 A, MFH RB(j)(k)	7.00%	08/01/2018	18,000	18,414,180

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Minnesota–(continued)
Deephaven (City of) (Seven Hills Preparatory Academy); Series 2017, Charter School Lease RB	5.00%	10/01/2049	$1,200	$1,184,928
Minneapolis (City of) (Riverton Community Housing); Series 2014, Ref. RB	5.50%	08/01/2049	6,500	6,726,590
Oak Park Heights (City of) (Oakgreen Commons);
Series 2010, Housing RB	6.75%	08/01/2031	1,500	1,562,715
Series 2010, Housing RB	7.00%	08/01/2045	3,000	3,098,190
Perham (City of) Hospital District (Perham Memorial Hospital & Home); Series 2010, Health Care Facilities RB(j)(k)	6.35%	03/01/2020	2,000	2,180,220
Rochester (City of) (Homestead at Rochester, Inc.); Series 2013 A, Health Care & Housing RB	6.88%	12/01/2048	6,000	6,785,340
Rochester (City of) (Samaritan Bethany, Inc.);
Series 2009 A, Ref. Health Care & Housing RB(j)(k)	7.38%	12/01/2019	2,000	2,191,940
Series 2009 B, Ref. Health Care & Housing RB(j)(k)	7.38%	12/01/2019	1,555	1,704,233
Sartell (City of) (Country Manor Campus LLC); Series 2013, Health Care & Housing Facilities RB	5.38%	09/01/2043	5,000	5,374,550
St. Paul (City of) (Presbyterian Homes Bloomington); Series 2017, Ref. Sr. Housing & Health Care RB	5.00%	09/01/2042	500	550,880
St. Paul (City of) Housing & Redevelopment Authority (Emerald Gardens);
Series 2010, Ref. Tax Increment Allocation RB	5.63%	03/01/2020	315	323,114
Series 2010, Ref. Tax Increment Allocation RB	6.50%	03/01/2029	910	936,508
St. Paul (City of) Housing & Redevelopment Authority (High School for Recording Arts);
Series 2015, Charter School Lease RB	6.00%	10/01/2035	2,695	2,769,059
Series 2015, Charter School Lease RB	6.25%	10/01/2045	4,275	4,388,758
St. Paul (City of) Housing & Redevelopment Authority (Hmong Academy); Series 2012 A, Charter School Lease RB	5.50%	09/01/2043	5,000	4,925,900
St. Paul (City of) Housing & Redevelopment Authority (Hmong College Prep Academy);
Series 2016, Ref. Charter School Lease RB	5.75%	09/01/2046	1,000	1,026,110
Series 2016, Ref. Charter School Lease RB	6.00%	09/01/2051	3,550	3,681,385
St. Paul (City of) Housing & Redevelopment Authority (Marian Center); Series 2007 A, Ref. MFH RB	5.38%	05/01/2043	5,000	4,764,550
St. Paul (City of) Housing & Redevelopment Authority (Nova Classical Academy);
Series 2011 A, Charter School Lease RB	6.38%	09/01/2031	1,000	1,107,750
Series 2011 A, Charter School Lease RB(j)(k)	6.63%	09/01/2021	1,500	1,740,375
Vadnais Heights (City of) (Agriculture & Food Sciences Academy);
Series 2004 A, Lease RB	6.38%	12/01/2024	1,900	1,470,961
Series 2004 A, Lease RB	6.60%	12/01/2034	5,275	3,955,406
Wayzata (City of) (Folkestone Senior Living Community);
Series 2012 A, Senior Housing RB	5.75%	11/01/2039	3,000	3,133,080
Series 2012 A, Senior Housing RB	6.00%	05/01/2047	7,500	7,845,075
West St. Paul (City of) (Walker Thompson Hill, LLC); Series 2011A, Health Care Facilities RB(j)(k)	7.00%	09/01/2019	1,530	1,648,667
West St. Paul (City of) (Walker Westwood Ridge Campus);
Series 2017, Ref. Housing & Health Care Facilities RB	4.75%	11/01/2052	375	369,334
Series 2017, Ref. Housing & Health Care Facilities RB	5.00%	11/01/2037	400	415,712
				130,969,110

Mississippi–0.08%
Medical Center Educational Building Corp. (The University of Mississippi Medical Center New Facilities and Refinancing); Series 2017 A, Ref. RB	5.00%	06/01/2047	7,000	7,712,530

Missouri–1.34%
370/Missouri Bottom Road/Taussig Road Transportation Development District (Hazelwood);
Series 2002, RB(e)	7.00%	05/01/2022	1,750	1,015,000
Series 2002, RB(e)	7.20%	05/01/2033	5,250	3,045,000
Arnold (City of) (Arnold Triangle Redevelopment Project);
Series 2009 A, Real Property Tax Increment Allocation RB(j)(k)	7.75%	11/01/2018	505	526,104
Series 2009 B, Sales Tax Increment Allocation RB(j)(k)	6.50%	11/01/2018	995	1,028,392
Arnold Retail Corridor Transportation Development District; Series 2010, Transportation Sales Tax RB	6.65%	05/01/2038	2,000	2,019,140

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Missouri–(continued)
Ballwin (City of) (Ballwin Town Center); Series 2002 A, Ref. & Improvement Tax Increment Allocation RB	6.50%	10/01/2022	$3,600	$2,014,668
Branson (City of) Industrial Development Authority (Branson Landing-Retail); Series 2005, Tax Increment Allocation RB	5.25%	06/01/2021	505	501,248
Branson Hills Infrastructure Facilities Community Improvement District;
Series 2007 A, Special Assessment RB	5.50%	04/01/2022	3,170	1,416,071
Series 2007 A, Special Assessment RB	5.50%	04/01/2027	6,055	2,679,761
Bridgeton (City of) Industrial Development Authority (Sarah Community); Series 2011 A, Ref. & Improvement Senior Housing RB(j)(k)	6.38%	05/01/2018	3,400	3,428,118
Chillicothe (City of) (South U.S. 65); Series 2006, Tax Increment Allocation RB	5.50%	04/01/2021	835	700,248
Dardenne Town Square Transportation Development District; Series 2006 A, Transportation Sales Tax RB(o)	3.75%	05/01/2036	3,190	957,000
Grandview (City of) Industrial Development Authority (Grandview Crossing); Series 2006, Tax Increment Allocation RB(o)	2.00%	12/01/2028	1,250	193,750
Grundy (County of) Industrial Development Authority (Wright Memorial Hospital);
Series 2009, Health Facilities RB	6.45%	09/01/2029	1,000	1,027,200
Series 2009, Health Facilities RB	6.75%	09/01/2034	1,250	1,286,813
Joplin (City of) Industrial Development Authority (Christian Homes, Inc. Obligated Group); Series 2007 F, Ref. RB	5.75%	05/15/2026	1,260	1,263,591
Kansas City (City of) Industrial Development Authority (Brentwood Manor Apartments); Series 2002 B, MFH RB(m)	5.25%	10/15/2038	2,120	1,791,442
Kansas City (City of) Industrial Development Authority (Northwoods Apartments); Series 2004 A, MFH RB(m)	6.45%	05/01/2040	1,984	1,985,151
Kansas City (City of) Industrial Development Authority (Walnut Grove Apartments);
Series 2000 B, MFH RB(m)	7.55%	06/15/2022	585	585,813
Series 2000 B, MFH RB(m)	7.55%	06/15/2035	3,430	3,434,699
Kansas City (City of) Land Clearance for Redevelopment Authority (Convention Center Hotel); Series 2018 B, Tax Allocation RB(i)	5.00%	02/01/2050	2,550	2,587,408
Kirkwood (City of) Industrial Development Authority (Aberdeen Heights);
Series 2010 A, Retirement Community RB(j)(k)	8.00%	05/15/2020	7,000	7,913,360
Series 2010 A, Retirement Community RB(j)(k)	8.25%	05/15/2020	22,000	24,988,480
Series 2010 A, Retirement Community RB(j)(k)	8.25%	05/15/2020	3,500	3,975,440
Series 2017, Ref. Retirement Community RB	5.25%	05/15/2037	2,285	2,437,661
Series 2017 A, Ref. Retirement Community RB	5.25%	05/15/2050	5,000	5,271,950
Liberty (City of) (Liberty Commons); Series 2015 A, Tax Allocation RB(i)	6.00%	06/01/2046	6,170	6,062,210
Manchester (City of) (Highway 141/Manchester Road);
Series 2010, Ref. Transportation Tax Increment Allocation RB	6.00%	11/01/2025	285	284,866
Series 2010, Ref. Transportation Tax Increment Allocation RB	6.88%	11/01/2039	1,500	1,526,250
Maplewood (City of) (Maplewood South Redevelopment Area); Series 2005, Ref. Tax Increment RB	5.75%	11/01/2026	1,350	1,320,206
Missouri (State of) Health & Educational Facilities Authority (Washington University);
Series 2011 A, RB(b)	5.00%	11/15/2041	6,210	6,824,852
Series 2011 B, RB(b)	5.00%	11/15/2037	10,500	11,555,355
Platte (County of) Industrial Development Authority (Zona Rosa Phase II Retail); Series 2007, Transportation RB(j)(k)	6.85%	04/01/2018	2,800	2,812,544
St. Joseph (City of) Industrial Development Authority (Living Community of St. Joseph); Series 2002, Health Care RB	7.00%	08/15/2032	6,535	6,537,222
St. Joseph (City of) Industrial Development Authority (The Shoppes at North Village);
Series 2005 A, Tax Increment Allocation RB	5.50%	11/01/2027	750	749,925
Series 2005 B, Tax Increment Allocation RB	5.50%	11/01/2027	1,000	999,900
St. Louis (City of) Industrial Development Authority (Ballpark Village Development); Series 2017 A, Ref. Financing RB	4.75%	11/15/2047	2,500	2,555,275
St. Louis (County of) Industrial Development Authority (Friendship Village Chesterfield); Series 2012, Senior Living Facilities RB(j)(k)	5.00%	09/01/2022	3,000	3,387,990

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Missouri–(continued)
St. Louis (County of) Industrial Development Authority (Grand Center Redevelopment); Series 2011, Tax Increment Allocation Improvement RB	6.38%	12/01/2025	$3,490	$3,535,195
				126,225,298

Montana–0.04%
Kalispell (City of) (Immanuel Lutheran Corp.); Series 2017, Ref. Housing & Healthcare Facilities RB	5.25%	05/15/2037	1,000	1,051,320
Kalispell (City of) (Immanuel Lutheran Corp.); Series 2017, Ref. Housing & Healthcare Facilities RB	5.25%	05/15/2052	2,320	2,412,522
				3,463,842

Nebraska–0.38%
Central Plains Energy Project (No. 3); Series 2012, Gas RB(s)	5.00%	09/01/2042	21,715	23,548,397
Gage (County of) Hospital Authority No. 1 (Beatrice Community Hospital & Health Center);
Series 2010 B, Health Care Facilities RB(j)(k)	6.50%	06/01/2020	5,000	5,527,950
Series 2010 B, Health Care Facilities RB(j)(k)	6.75%	06/01/2020	6,000	6,666,480
				35,742,827

Nevada–0.34%
Clark (County of) (Homestead Boulder City); Series 1997, Assisted Living Facility RB	6.50%	12/01/2027	3,565	3,566,533
Las Vegas (City of) Nevada; Series 2016, Sales Tax Increment RB(i)	4.38%	06/15/2035	4,000	3,712,640
Las Vegas (City of) Redevelopment Agency; Series 2009 A, Tax Increment Allocation RB(j)(k)	8.00%	06/15/2019	10,300	11,134,094
Las Vegas (City of) Valley Water District; Series 2016 A, Ref. & Improvement Limited Tax GO Bonds(b)	5.00%	06/01/2046	9,665	10,924,350
Nevada (State of) Department of Business & Industry (Fulcrum Sierra Biofuels, LLC); Series 2017, Environmental Improvement Green Bonds(i)(m)	6.25%	12/15/2037	1,000	1,088,450
Sparks (City of) (Local Improvement District No. 3–Legends at Sparks Marina);
Series 2008, Special Assessment Limited Obligation Improvement RB(j)(k)	6.50%	09/01/2018	240	245,983
Series 2008, Special Assessment Limited Obligation Improvement RB(j)(k)	6.75%	09/01/2018	1,395	1,431,493
				32,103,543

New Hampshire–0.13%
New Hampshire (State of) Business Finance Authority (Huggins Hospital); Series 2009, First Mortgage RB(j)(k)	6.88%	10/01/2019	8,645	9,311,703
New Hampshire (State of) Health & Education Facilities Authority (Rivermead);
Series 2011 A, RB	6.63%	07/01/2031	620	678,943
Series 2011 A, RB	6.88%	07/01/2041	2,125	2,314,274
				12,304,920

New Jersey–6.07%
New Jersey (State of) Economic Development Authority (Continental Airlines, Inc.);
Series 1999, Special Facility RB(m)	5.25%	09/15/2029	21,000	22,923,810
Series 2000 B, Special Facility RB(m)	5.63%	11/15/2030	20,000	22,656,400
Series 2003, Special Facility RB(m)	5.50%	06/01/2033	16,480	18,418,542
Series 2012, Special Facility RB(m)	5.75%	09/15/2027	34,325	38,084,617
New Jersey (State of) Economic Development Authority (Cranes Mill);
Series 2008, First Mortgage RB	5.88%	07/01/2028	500	503,575
Series 2008, First Mortgage RB	6.00%	07/01/2038	1,500	1,509,540
New Jersey (State of) Economic Development Authority (Paterson Charter School for Science and Technology Inc.);
Series 2012 A, RB	6.00%	07/01/2032	1,300	1,311,440
Series 2012 A, RB	6.10%	07/01/2044	3,950	3,972,673
Series 2012 C, RB	5.00%	07/01/2032	1,370	1,265,962
Series 2012 C, RB	5.30%	07/01/2044	4,500	4,085,325

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New Jersey–(continued)
New Jersey (State of) Economic Development Authority (Port Newark Container Terminal LLC); Series 2017, Ref. Special Facility RB(m)	5.00%	10/01/2047	$8,730	$9,390,075
New Jersey (State of) Economic Development Authority (The Goethals Bridge Replacement);
Series 2013, Private Activity RB(m)	5.38%	01/01/2043	24,860	27,491,183
Series 2013, Private Activity RB(m)	5.63%	01/01/2052	22,695	25,331,478
New Jersey (State of) Economic Development Authority;
Series 2015 XX, Ref. RB	5.25%	06/15/2027	10,000	11,021,700
Series 2017 B, Ref. RB	5.00%	11/01/2024	27,780	30,635,506
Series 2017 B, Ref. RB	5.00%	11/01/2026	23,695	26,125,633
Series 2017 DDD, RB	5.00%	06/15/2042	3,000	3,147,480
New Jersey (State of) Transportation Trust Fund Authority;
Series 2006 C, CAB Transportation System RB(INS–AGM)(c)(h)	0.00%	12/15/2034	8,000	3,916,880
Series 2006 C, CAB Transportation System RB(INS–NATL)(c)(h)	0.00%	12/15/2031	16,780	9,097,780
Series 2009 A, Transportation System CAB RB(h)	0.00%	12/15/2038	63,105	23,117,255
Series 2010 A, Transportation System CAB RB(h)	0.00%	12/15/2029	2,110	1,253,129
Series 2010 A, Transportation System CAB RB(h)	0.00%	12/15/2030	8,620	4,855,387
Series 2010 A, Transportation System CAB RB(h)	0.00%	12/15/2031	10,965	5,865,398
Series 2010 A, Transportation System CAB RB(h)	0.00%	12/15/2036	45,555	18,550,452
Series 2011 A, Transportation System RB	5.50%	06/15/2041	12,600	13,274,982
Series 2011 B, Transportation System RB	5.00%	06/15/2042	9,225	9,563,465
Series 2012 AA, Transportation Program RB	5.00%	06/15/2038	9,000	9,357,930
Series 2013 AA, Transportation Program RB	5.00%	06/15/2044	3,645	3,757,303
Series 2014, Transportaion Program Floating Rate Notes (SIFMA Municipal Swap Index + 1.20%)(j)(q)	2.29%	12/15/2021	33,000	33,161,700
Subseries 2016 A-1, Federal Highway Reimbursement RN	5.00%	06/15/2028	2,000	2,211,040
New Jersey (State of) Turnpike Authority; Series 2017 B, Ref. RB(b)	5.00%	01/01/2040	11,000	12,489,290
Tobacco Settlement Financing Corp.;
Series 2007 1-A, Asset-Backed RB	4.63%	06/01/2026	39,790	39,929,663
Series 2007 1-A, Asset-Backed RB	4.75%	06/01/2034	55,925	55,366,309
Series 2007 1-A, Asset-Backed RB	5.00%	06/01/2029	27,125	27,165,959
Series 2007 1-A, Asset-Backed RB	5.00%	06/01/2041	50,235	50,189,789
				570,998,650

New Mexico–0.42%
Farmington (City of) (Public Service Co. of New Mexico San Juan); Series 2010 C, Ref. PCR	5.90%	06/01/2040	5,000	5,375,850
New Mexico (State of) Hospital Equipment Loan Council (Gerald Champion); Series 2012, Ref. & Improvement RB	5.50%	07/01/2042	10,000	10,688,400
New Mexico (State of) Hospital Equipment Loan Council (Haverland Charter Lifestyle Group); Series 2013, First Mortgage RB	5.00%	07/01/2042	4,625	4,823,782
New Mexico (State of) Hospital Equipment Loan Council (La Vida Llena); Series 2010 A, First Mortgage RB	6.13%	07/01/2040	8,000	8,425,200
RHA Housing Development Corp. (Woodleaf Apartments); Series 1997 A, Ref. MFH Mortgage RB (CEP–GNMA)	7.13%	12/15/2027	1,870	1,871,272
Winrock Town Center Tax Increment Development District 1; Series 2015, Sr. Lien Gross Receipts Tax Increment Tax Allocation RB(i)	6.00%	05/01/2040	8,500	8,611,945
				39,796,449

New York–12.14%
Amherst (Town of) Industrial Development Agency (Shaary Zedek); Series 2006 A, Ref. Civic Facility RB	7.00%	06/15/2036	1,960	1,894,164
Brooklyn Arena Local Development Corp. (Barclays Center);
Series 2009, PILOT CAB RB(h)	0.00%	07/15/2034	14,345	7,574,016
Series 2009, PILOT CAB RB(h)	0.00%	07/15/2044	25,805	8,690,866

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
Buffalo & Erie County Industrial Land Development Corp. (Tapestry Charter School); Series 2017 A, RB	5.00%	08/01/2052	$5,000	$5,186,050
East Rochester (Village of) Housing Authority (Woodland Village, Inc.); Series 2006, Ref. Senior Living RB	5.50%	08/01/2033	1,640	1,643,198
Erie Tobacco Asset Securitization Corp.; Series 2005 A, Tobacco Settlement Asset-Backed RB	5.00%	06/01/2045	10,000	9,611,000
Hudson Yards Infrastructure Corp.; Series 2017 A, Ref. Second Indenture RB(b)	5.00%	02/15/2042	26,000	29,423,160
Long Island (City of) Power Authority;
Series 2017, Electric System General RB	5.00%	09/01/2042	7,000	7,914,690
Series 2017, Electric System General RB	5.00%	09/01/2047	5,000	5,640,350
Metropolitan Transportation Authority; Subseries 2002 G-1H, Ref. Floating Rate RB (1 mo. USD LIBOR + 0.82%)(j)(q)	1.88%	02/01/2022	45,000	45,213,300
Nassau (County of) Industrial Development Agency (Amsterdam at Harborside);
Series 2014 A, Continuing Care Retirement Community RB	6.50%	01/01/2032	6,866	7,319,697
Series 2014 A, Continuing Care Retirement Community RB	6.70%	01/01/2049	22,275	23,749,605
Series 2014 A, Continuing Care Retirement Community RB	6.70%	01/01/2049	4,399	4,689,683
Series 2014 B, Continuing Care Retirement Community RB	5.50%	07/01/2020	1,998	2,031,555
Series 2014 C, Continuing Care Retirement Community RB	2.00%	01/01/2049	13,770	2,340,907
Nassau County Tobacco Settlement Corp.;
Series 2006 A-3, Sr. Asset-Backed RB	5.00%	06/01/2035	10,290	10,144,191
Series 2006 A-3, Sr. Asset-Backed RB	5.13%	06/01/2046	64,130	62,481,218
Series 2006 B, CAB Asset-Backed RB(h)	0.00%	06/01/2046	105,990	17,639,916
New York & New Jersey (States of) Port Authority (JFK International Air Terminal LLC); Series 2010, Special Obligation RB	6.00%	12/01/2042	7,500	8,232,225
New York & New Jersey (States of) Port Authority;
One Hundred Sixty-Ninth Series 2011, Consolidated RB(b)(m)	5.00%	10/15/2027	15,400	16,835,742
One Hundred Sixty-Ninth Series 2011, Consolidated RB(b)(m)	5.00%	10/15/2028	10,760	11,759,174
Two Hundred Fifth Series 2017, Ref. Consolidated RB(b)	5.25%	11/15/2057	30,750	35,609,422
Two Hundred Series 2017, Ref. Consolidated RB(b)	5.25%	10/15/2057	20,000	22,998,000
New York (City of) Industrial Development Agency (Brooklyn Navy Yard Cogen Partners);
Series 1997, Industrial Development RB(m)	5.65%	10/01/2028	40,070	39,991,463
Series 1997, Industrial Development RB(m)	5.75%	10/01/2036	47,500	47,176,050
New York (City of) Municipal Water Finance Authority;
Series 2012 BB, Water & Sewer System Second General Resolution RB(b)	5.00%	06/15/2047	16,470	18,190,621
Series 2014 BB, Water & Sewer System Second General Resolution RB(b)	5.00%	06/15/2046	15,050	16,830,565
Series 2017 DD, Water & Sewer System RB(b)	5.25%	06/15/2047	14,150	16,438,055
Series 2017 EE, Ref. Water & Sewer System RB(b)	5.25%	06/15/2036	5,000	5,896,800
Series 2017 EE, Ref. Water & Sewer System RB(b)	5.25%	06/15/2037	5,000	5,883,500
New York (City of) Transitional Finance Authority;
Series 2013 I, Sub. Future Tax Sec. RB(b)	5.00%	05/01/2042	25,775	28,798,150
Subseries 2012 F-1, Future Tax Sec. RB(b)	5.00%	05/01/2039	14,000	15,433,740
Subseries 2013, Sub. Future Tax Sec. RB(b)	5.00%	11/01/2042	17,340	19,547,209
New York (City of); Subseries 2016 A-1, Unlimited Tax GO Bonds(b)	5.00%	08/01/2038	31,010	35,073,550
New York (Counties of) Tobacco Trust V; Series 2005 S-1, Sub. Pass Through CAB RB(h)	0.00%	06/01/2038	69,350	20,543,550
New York (State of) Dormitory Authority (General Purpose); Series 2011 C, State Personal Income Tax RB(b)	5.00%	03/15/2031	15,000	16,346,850
New York (State of) Dormitory Authority (Sales Tax); Series 2015 B-C, RB(b)	5.00%	03/15/2045	49,100	55,467,288
New York (State of) Dormitory Authority; Series 2014 C, Personal Income Tax RB(b)	5.00%	03/15/2041	26,940	30,337,673
New York (State of) Energy Research & Development Authority (Niagara);
Series 1987 A, VRD PCR(INS–AMBAC)(c)(f)	3.90%	03/01/2027	10	10,000
Series 1988 A, VRD PCR(INS–AMBAC)(c)(f)(m)	3.85%	12/01/2023	290	290,000
New York Convention Center Development Corp. (Hotel Unit Fee Secured);
Series 2016 B, CAB Sub. Lien RB(h)	0.00%	11/15/2044	11,325	3,762,052
Series 2016 B, CAB Sub. Lien RB(h)	0.00%	11/15/2045	17,610	5,598,043
Series 2016 B, CAB Sub. Lien RB(h)	0.00%	11/15/2046	11,220	3,412,563
Series 2016 B, CAB Sub. Lien RB(h)	0.00%	11/15/2047	12,340	3,590,323

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

35                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
New York Liberty Development Corp. (3 World Trade Center);
Series 2014, Class 1, Ref. Liberty RB(i)	5.00%	11/15/2044	$51,160	$54,139,047
Series 2014, Class 2, Ref. RB(i)	5.38%	11/15/2040	2,500	2,735,550
Series 2014, Class 3, Ref. Liberty RB(i)	7.25%	11/15/2044	45,000	53,754,300
New York State Environmental Facilities Corp; Series 2009 A, State Clean Water & Drinking Water RB(b)	5.00%	06/15/2034	20,000	20,867,000
New York State Urban Development Corp.; Series 2013 A-1, RB(b)	5.00%	03/15/2043	26,175	29,017,867
New York Transportation Development Corp. (American Airlines, Inc.);
Series 2016, Ref. Special Facilities RB(m)	5.00%	08/01/2026	6,500	6,962,345
Series 2016, Ref. Special Facilities RB(m)	5.00%	08/01/2031	5,000	5,298,700
New York Transportation Development Corp. (LaGuardia Airport Terminal B Redevelopment);
Series 2016 A, Special Facilities RB(m)	5.00%	07/01/2046	5,000	5,431,200
Series 2016 A, Special Facilities RB(m)	5.25%	01/01/2050	41,870	45,871,097
Niagara Area Development Corp. (Covanta Energy); Series 2012, Ref. Solid Waste Disposal Facilities RB(i)(m)	5.25%	11/01/2042	15,475	15,485,059
Rockland Tobacco Asset Securitization Corp.; Series 2005 C, Third Sub. Tobacco Settlement Asset-Backed RB(h)(i)	0.00%	08/15/2060	65,000	2,000,700
Suffolk (County of) Industrial Development Agency (Eastern Long Island Hospital Association); Series 2007, Civic Facility RB(i)	5.50%	01/01/2037	2,500	2,496,875
Suffolk Tobacco Asset Securitization Corp.; Series 2008 B, Tobacco Settlement RB	6.00%	06/01/2048	7,915	7,924,814
Tompkins County Development Corp. (Tompkins Cortland Community College Foundation, Inc.);
Series 2013 A, RB	5.00%	07/01/2027	1,985	2,057,155
Series 2013 A, RB	5.00%	07/01/2038	4,000	4,045,960
Triborough Bridge & Tunnel Authority;
Series 2017 B, Ref. General RB(b)	5.00%	11/15/2037	10,000	11,484,800
Series 2017 B, Ref. General RB(b)	5.00%	11/15/2038	11,000	12,614,250
TSASC, Inc.;
Series 2016 B, Ref. Sub. Tobacco Settlement Turbo RB	5.00%	06/01/2045	55,250	55,163,810
Series 2016 B, Ref. Sub. Tobacco Settlement Turbo RB	5.00%	06/01/2048	4,500	4,457,385
Westchester (County of) Industrial Development Agency (Million Air Two LLC General Aviation Facilities); Series 2017 A, Special Facility RB(i)(m)	7.00%	06/01/2046	48,500	48,973,360
Westchester County Healthcare Corp. Series 2014 A, Sr. Lien RB	5.00%	11/01/2044	4,596	4,893,459
Westchester Tobacco Asset Securitization Corp.; Series 2016 C, Ref. Sub. RB	5.13%	06/01/2051	9,405	9,623,384
				1,142,538,291

North Carolina–0.23%
Johnston (County of) Memorial Hospital Authority (Johnston Memorial Hospital);
Series 2008, RB(b)(j)(k)	5.25%	04/01/2018	7,836	7,861,702
Series 2008, RB(INS–AGM)(b)(c)	5.25%	10/01/2028	5,015	5,031,449
North Carolina (State of) Medical Care Commission (Aldersgate); Series 2013, Ref. First Mortgage Retirement Facilities RB	6.25%	07/01/2035	3,750	4,220,137
North Carolina (State of) Medical Care Commission (Galloway Ridge);
Series 2010 A, First Mortgage Retirement Facilities RB	5.88%	01/01/2031	865	909,565
Series 2010 A, First Mortgage Retirement Facilities RB	6.00%	01/01/2039	1,520	1,595,833
North Carolina (State of) Medical Care Commission (WhiteStone); Series 2011 A, First Mortgage Retirement Facilities RB(j)(k)	7.75%	03/01/2021	2,000	2,336,120
				21,954,806

North Dakota–0.04%
Burleigh (County of) (University of Mary);
Series 2016, Education Facilities RB	5.10%	04/15/2036	1,500	1,504,860
Series 2016, Education Facilities RB	5.20%	04/15/2046	2,000	1,984,620
				3,489,480

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Ohio–6.35%
Adams (County of) (Adams County Hospital); Series 2005, Hospital Facility Improvement RB	6.50%	09/01/2036	$17,555	$14,007,310
Akron, Bath & Copley Joint Township Hospital District;
Series 2016, Ref. RB	5.25%	11/15/2041	3,800	4,163,546
Series 2016, Ref. RB	5.25%	11/15/2046	14,000	15,231,720
Buckeye Tobacco Settlement Financing Authority;
Series 2007 A-2, Sr. Asset-Backed Turbo RB	5.13%	06/01/2024	61,860	58,618,536
Series 2007 A-2, Sr. Asset-Backed Turbo RB	5.38%	06/01/2024	1,000	955,710
Series 2007 A-2, Sr. Asset-Backed Turbo RB	5.88%	06/01/2030	41,740	40,458,165
Series 2007 A-2, Sr. Asset-Backed Turbo RB	5.88%	06/01/2047	81,390	77,830,001
Series 2007 A-2, Sr. Asset-Backed Turbo RB	6.50%	06/01/2047	11,915	11,840,531
Series 2007 A-3, Sr. Asset-Backed RB	6.25%	06/01/2037	21,205	21,132,055
Series 2007 B, First Sub. Asset-Backed CAB RB(h)	0.00%	06/01/2047	336,460	21,610,826
Butler (County of) Port Authority (Storypoint Fairfield);
Sr. Series 2017 A-1, RB(i)	6.25%	01/15/2034	500	517,490
Sr. Series 2017 A-1, RB(i)	6.38%	01/15/2043	1,175	1,215,467
Sr. Series 2017 A-1, RB(i)	6.50%	01/15/2052	3,100	3,218,079
Cleveland (City of) & Cuyahoga (County of) Port Authority (Constellation Schools); Series 2014 A, Ref. & Improvement Lease RB(i)	6.75%	01/01/2044	14,900	15,493,318
Cleveland (City of) (Continental Airlines, Inc.); Series 1998, Airport Special RB(m)	5.38%	09/15/2027	4,190	4,203,450
Cuyahoga (County of) (Metrohealth System);
Series 2017, Ref. Hospital RB	5.00%	02/15/2057	23,920	24,882,302
Series 2017, Ref. Hospital RB	5.50%	02/15/2052	16,320	17,787,494
Series 2017, Ref. Hospital RB	5.50%	02/15/2057	54,525	59,132,362
Franklin (County of) (First Community Village Obligated Group); Series 2013, Ref. Health Care Facilities RB	5.63%	07/01/2047	7,200	7,250,400
Gallia (County of) (Holzer Health System Obligated Group); Series 2012, Ref. & Improvement Hospital Facilities RB	8.00%	07/01/2042	29,260	33,755,506
Hamilton (County of) (Christ Hospital); Series 2012, Health Care Facilities RB	5.50%	06/01/2042	7,200	8,037,216
Hamilton (County of) (Life Enriching Communities); Series 2012, Health Care RB	5.00%	01/01/2032	2,250	2,401,785
Hancock (County of) (Blanchard Valley Regional Health Center); Series 2011 A, Hospital Facilities RB(j)(k)	6.25%	06/01/2021	5,850	6,677,307
Montgomery (County of) (St. Leonard);
Series 2010, Ref. & Improvement Health Care & MFH RB	6.38%	04/01/2030	2,000	2,136,360
Series 2010, Ref. & Improvement Health Care & MFH RB	6.63%	04/01/2040	6,500	6,996,145
Muskingum (County of) (Genesis Healthcare System);
Series 2013, Hospital Facilities RB	5.00%	02/15/2044	38,560	40,241,216
Series 2013, Hospital Facilities RB	5.00%	02/15/2048	13,480	14,043,060
Norwood (City of) (Cornerstone at Norwood);
Series 2006, Tax Increment Allocation Financing RB	5.75%	12/01/2020	900	909,558
Series 2006, Tax Increment Allocation Financing RB	6.20%	12/01/2031	7,340	7,357,689
Ohio (State of) (USG Corp.);
Series 1997, Solid Waste Disposal RB(m)	5.60%	08/01/2032	14,765	14,789,067
Series 1998, Solid Waste Disposal RB(m)	5.65%	03/01/2033	13,000	13,020,930
Ohio (State of) Air Quality Development Authority (FirstEnergy Generation Corp.);
Series 2009 C, Ref. PCR	5.63%	06/01/2018	1,135	1,084,266
Series 2009 D, Ref. PCR(j)	4.25%	09/15/2021	2,000	1,835,000
Ohio (State of) Air Quality Development Authority (FirstEnergy Nuclear Generation Corp.); Series 2009 A, Ref. PCR(j)	4.38%	06/01/2022	13,250	12,156,875
Ohio (State of) Air Quality Development Authority (Pratt Paper LLC); Series 2017, Exempt Facility RB(i)(m)	4.50%	01/15/2048	500	513,215
Ohio (State of) Water Development Authority (FirstEnergy Nuclear Generation Corp.); Series 2009 A, Ref. PCR(j)	4.38%	06/01/2022	3,500	3,211,250

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

37                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Ohio–(continued)
Southeastern Ohio (State of) Port Authority (Memorial Health Systems);
Series 2015, Ref. Hospital Facilities Improvement RB	5.00%	12/01/2035	$1,750	$1,826,143
Series 2015, Ref. Hospital Facilities Improvement RB	5.00%	12/01/2043	6,695	6,895,247
Series 2015, Ref. RB	5.50%	12/01/2043	3,875	4,142,220
Toledo-Lucas (County of) Port Authority (StoryPoint Waterville);
Series 2016 A-1, RB(i)	6.13%	01/15/2034	2,000	2,059,780
Series 2016 A-1, RB(i)	6.25%	01/15/2043	5,000	5,237,500
Series 2016 A-1, RB(i)	6.38%	01/15/2051	4,000	4,121,040
Tuscarawas (County of) Economic Development and Finance Alliance (Ashland University); Series 2015, Ref. Higher Education Facilities Improvement RB	6.00%	03/01/2045	5,000	5,071,150
				598,068,287

Oklahoma–1.21%
Atoka (County of) Health Care Authority (Atoka Memorial Hospital); Series 2007, Hospital RB	6.63%	10/01/2037	3,405	2,724,000
Comanche (County of) Hospital Authority; Series 2015, Ref. RB	5.00%	07/01/2027	1,800	1,921,482
Oklahoma (State of) Development Finance Authority (Inverness Village Community);
Series 2012, Ref. Continuing Care Retirement Community RB	5.75%	01/01/2027	2,430	1,776,986
Series 2012, Ref. Continuing Care Retirement Community RB	6.00%	01/01/2032	9,935	7,262,584
Series 2013, Ref. Continuing Care Retirement Community RB	5.75%	01/01/2037	12,750	9,319,867
Payne (County of) Economic Development Authority (Epworth Living at the Ranch);
Series 2016 A, RB	6.63%	11/01/2036	1,750	1,298,798
Series 2016 A, RB	6.88%	11/01/2046	3,710	2,748,887
Series 2016 A, RB	7.00%	11/01/2051	3,650	2,703,738
Series 2016 B-1, RB	5.25%	11/01/2024	2,500	1,871,625
Tulsa (City of) Municipal Airport Trust;
Series 2000 B, Ref. RB(m)	5.50%	06/01/2035	10,500	11,336,115
Series 2001 A, Ref. RB(m)	5.50%	12/01/2035	15,000	16,194,450
Series 2001 B, Ref. RB(m)	5.50%	12/01/2035	43,250	46,693,997
Tulsa (County of) Industrial Authority (Montereau, Inc.);
Series 2010 A, Senior Living Community RB(j)(k)	7.25%	05/01/2020	2,100	2,342,235
Series 2010 A, Senior Living Community RB(j)(k)	7.25%	05/01/2020	5,350	5,967,123
				114,161,887

Oregon–0.12%
Clackamas (County of) Hospital Facility Authority (Willamette View);
Series 2017 A, Ref. Sr. Living RB	5.00%	11/15/2032	500	546,495
Series 2017 A, Ref. Sr. Living RB	5.00%	11/15/2037	500	540,690
Series 2017 A, Ref. Sr. Living RB	5.00%	11/15/2052	2,750	2,937,248
Salem (City of) Hospital Facility Authority (Capital Manor, Inc.);
Series 2012, Ref. RB	5.63%	05/15/2032	250	269,770
Series 2012, Ref. RB	6.00%	05/15/2042	1,990	2,158,454
Series 2012, Ref. RB	6.00%	05/15/2047	3,250	3,518,547
Warm Springs Reservation Confederated Tribes of Oregon (Pelton Round Butte); Series 2009 B, Tribal Economic Development Hydroelectric RB(i)	6.38%	11/01/2033	1,000	1,050,660
				11,021,864

Pennsylvania–1.64%
Allegheny (County of) Industrial Development Authority (Propel Charter School-McKeesport); Series 2010 B, Charter School RB	6.38%	08/15/2035	1,220	1,280,622
Allegheny (County of) Industrial Development Authority (Propel Charter School-Montour); Series 2010 A, Charter School RB	6.75%	08/15/2035	1,155	1,222,383
Beaver (County of) Industrial Development Authority (FirstEnergy Generation); Series 2008 B, Ref. PCR(j)	4.25%	04/01/2021	12,020	11,028,350
Beaver (County of) Industrial Development Authority (FirstEnergy Nuclear Generation); Series 2006 A, Ref. PCR(j)	4.38%	07/01/2022	925	848,687

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

38                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Pennsylvania–(continued)
Berks (County of) Industrial Development Authority (Highlands at Wyomissing); Series 2017 A, Ref. Healthcare Facilities RB	5.00%	05/15/2037	$990	$1,077,466
Butler (County of) Hospital Authority (Butler Health System); Series 2009 B, RB(j)(k)	7.13%	07/01/2019	2,145	2,297,080
Chester (County of) Industrial Development Authority (Collegium Charter School);
Series 2012 A, Ref. RB	5.25%	10/15/2032	2,320	2,463,330
Series 2012 A, Ref. RB	5.38%	10/15/2042	4,230	4,430,544
Cumberland (County of) Municipal Authority (Asbury Pennsylvania Obligated Group);
Series 2010, RB	6.13%	01/01/2045	8,000	8,361,520
Series 2012, Ref. RB	5.25%	01/01/2041	3,000	3,088,800
Cumberland (County of) Municipal Authority (Messiah Village); Series 2008 A, RB	6.00%	07/01/2035	1,000	1,011,730
Lehigh (County of) General Purpose Authority (Bible Fellowship Church Homes, Inc.); Series 2013, RB	5.25%	07/01/2042	3,430	3,474,761
Lehigh (County of) General Purpose Authority (Kidspeace Obligation Group);
Series 2014 A, RB	7.50%	02/01/2044	5,278	5,388,607
Series 2014 B, Conv. CAB RB(d)	7.50%	02/01/2044	1,379	446,454
Series 2014 C, RB(h)	0.00%	02/01/2044	4,122	660
Montgomery (County of) Industrial Development Authority (Albert Einstein Healthcare); Series 2015, Ref. Health System RB	5.25%	01/15/2046	4,000	4,258,000
Montgomery (County of) Industrial Development Authority (Philadelphia Presbytery Homes, Inc.); Series 2010, RB(j)(k)	7.00%	12/01/2021	6,000	7,101,480
Pennsylvania (Commonwealth of); First Series 2014, Unlimited Tax GO Bonds(b)	5.00%	06/15/2034	15,450	17,263,830
Pennsylvania (State of) Economic Development Financing Authority (National Gypson Co.); Series 2014, Ref. Exempt Facilities RB(m)	5.50%	11/01/2044	4,000	4,220,760
Pennsylvania (State of) Economic Development Financing Authority (PPL Energy Supply); Series 2009 A, Ref. Exempt Facilities RB	6.40%	12/01/2038	4,450	4,534,728
Pennsylvania (State of) Economic Development Financing Authority (USG Corp.); Series 1999, Solid Waste Disposal RB(m)	6.00%	06/01/2031	15,000	15,030,000
Pennsylvania (State of) Turnpike Commission;
Second Series 2017, Ref. Sub. Turnpike RB	5.00%	12/01/2036	6,000	6,643,440
Second Series 2017, Ref. Sub. Turnpike RB	5.00%	12/01/2037	8,900	9,831,385
Subseries 2013 B-2, Sub. Turnpike Conv. CAB RB(d)	6.00%	12/01/2037	7,000	5,085,430
Philadelphia (City of) Authority for Industrial Development (Wesley Enhanced Living Obligated Group); Series 2017, Ref. Sr. Living Facilities RB	5.00%	07/01/2049	3,315	3,486,419
Philadelphia (City of) Industrial Development Authority (First Philadelphia Preparatory Charter School); Series 2014 A, RB	7.25%	06/15/2043	5,500	6,267,965
Philadelphia (City of) Industrial Development Authority (Global Leadership Academy Charter School); Series 2010, RB	6.38%	11/15/2040	1,000	1,032,990
Philadelphia (City of) Industrial Development Authority (Independence Charter School); Series 2007 A, RB	5.50%	09/15/2037	4,070	4,071,791
Philadelphia (City of) Industrial Development Authority (MaST Charter School); Series 2010, RB(j)(k)	6.00%	08/01/2020	500	551,255
Philadelphia (City of) Industrial Development Authority (Mast I Charter School);
Series 2016 A, Ref. RB	5.25%	08/01/2046	2,410	2,462,490
Series 2016 A, Ref. RB	5.38%	08/01/2051	3,950	4,042,351
Philadelphia (City of) Industrial Development Authority (New Foundations Charter School); Series 2012, RB	6.63%	12/15/2041	1,500	1,661,055
Philadelphia (City of) Industrial Development Authority (Performing Arts Charter School);
Series 2013, RB(i)	6.50%	06/15/2033	2,000	2,110,280
Series 2013, RB(i)	6.75%	06/15/2043	8,000	8,441,360
				154,518,003

Puerto Rico–1.74%
Children’s Trust Fund;
Series 2002, Tobacco Settlement Asset-Backed RB	5.38%	05/15/2033	18,705	17,900,124
Series 2002, Tobacco Settlement Asset-Backed RB	5.50%	05/15/2039	26,090	24,623,481
Series 2002, Tobacco Settlement Asset-Backed RB	5.63%	05/15/2043	5,220	4,883,310
Series 2005 A, Tobacco Settlement Asset-Backed RB(h)	0.00%	05/15/2050	368,980	27,086,822

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

39                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Puerto Rico–(continued)
Puerto Rico (Commonwealth of) Electric Power Authority;
Series 2004 PP, Ref. RB(INS–NATL)(c)	5.00%	07/01/2023	$755	$749,481
Series 2005 SS, Ref. RB(INS–NATL)(c)	5.00%	07/01/2024	5,565	5,500,223
Series 2007 VV, Ref. RB(INS–AGM)(c)	5.25%	07/01/2031	20,000	21,622,800
Series 2007 VV, Ref. RB(INS–NATL)(c)	5.25%	07/01/2024	4,560	4,566,658
Series 2008 WW, RB(e)	5.00%	07/01/2028	2,345	882,306
Series 2010 CCC, RB(e)	5.25%	07/01/2027	830	312,288
Series 2012 A, RB(e)	4.80%	07/01/2029	1,850	696,062
Series 2012 A, RB(e)	5.00%	07/01/2029	7,000	2,633,750
Series 2012 A, RB(e)	5.00%	07/01/2042	5,000	1,881,250
Series 2013 A, RB(e)	7.00%	07/01/2033	2,600	978,250
Series 2013 A, RB(e)	7.00%	07/01/2043	2,195	825,869
Puerto Rico (Commonwealth of) Public Buildings Authority; Series 2007 M-3, Ref. Government Facilities RB (INS–NATL)(c)	6.00%	07/01/2024	7,970	7,992,316
Puerto Rico (Commonwealth of);
Series 2003 C-7, Ref. Sub. Unlimited Tax GO Bonds(INS–MBIA Insurance Corp.)(c)	6.00%	07/01/2027	21,000	21,048,510
Series 2003 C-7, Ref. Sub. Unlimited Tax GO Bonds(INS–NATL)(c)	6.00%	07/01/2028	4,500	4,509,630
Puerto Rico Sales Tax Financing Corp.;
Series 2007 A, CAB Sales Tax RB(INS–NATL)(c)(h)	0.00%	08/01/2041	5,000	1,163,200
Series 2007 A, CAB Sales Tax RB(INS–NATL)(c)(h)	0.00%	08/01/2044	56,000	11,146,800
Series 2007 A, CAB Sales Tax RB(INS–NATL)(c)(h)	0.00%	08/01/2045	1,305	247,650
Series 2011 C, Sr. Lien Sales Tax RB(e)	5.00%	08/01/2040	5,000	2,856,250
				164,107,030

Rhode Island–0.05%
Rhode Island Health & Educational Building Corp. (Lifespan Obligated Group);
Series 2009 A, Hospital Financing RB(j)(k)	6.25%	05/15/2019	2,000	2,114,740
Series 2009 A, Hospital Financing RB(j)(k)	7.00%	05/15/2019	2,500	2,664,150
Tobacco Settlement Financing Corp.; Series 2015 B, Ref. RB	5.00%	06/01/2050	30	30,786
				4,809,676

South Carolina–0.04%
South Carolina (State of) Jobs-Economic Development Authority (Lutheran Homes);
Series 2013, Health Facilities RB	5.00%	05/01/2043	1,000	1,025,530
Series 2013, Health Facilities RB	5.13%	05/01/2048	2,000	2,057,840
Series 2017, Ref. Health Facilities RB	5.00%	05/01/2042	250	260,623
				3,343,993

Tennessee–0.48%
Bristol (City of) Industrial Development Board (Pinnacle); Series 2016, Tax Increment Allocation RB	5.63%	06/01/2035	13,000	13,577,850
Memphis (City of) & Shelby (County of) Economic Development Growth Engine Industrial Development Board (Graceland);
Series 2017 A, Ref. Sr. Tall Allocation Incremental RB	5.63%	01/01/2046	250	259,253
Series 2017 A, Ref. Sr. Tax Allocation Incremental RB	5.50%	07/01/2037	250	260,727
Shelby (County of) Health, Educational & Housing Facilities Board (Kirby Pines); Series 1997 A, Health Care Facility RB	6.38%	11/15/2025	2,730	2,732,730
Shelby (County of) Health, Educational & Housing Facilities Board (Trezevant Manor); Series 2013 A, Ref. RB	5.50%	09/01/2047	14,000	14,359,800
Trenton (City of) Health & Educational Facilities Board (RHA/Trenton MR, Inc.); Series 2009, RB(j)(k)	9.25%	04/01/2019	12,655	13,686,256
				44,876,616

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

40                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Texas–9.74%
Angelina & Neches River Authority Industrial Development Corp. (Aspen Power LLC); Series 2007 A, Environmental Facilities RB(m)(n)	6.50%	11/01/2029	$9,265	$93
Arlington Higher Education Finance Corp. (Arlington Classics Academy); Series 2010 B, Ref. RB	7.65%	08/15/2040	2,500	2,712,325
Arlington Higher Education Finance Corp. (Leadership Prep School); Series 2016 A, Education RB	5.00%	06/15/2046	1,325	1,311,048
Arlington Higher Education Finance Corp. (Universal Academy); Series 2014 A, Education RB	7.13%	03/01/2044	2,000	2,061,260
Bexar County Health Facilities Development Corp. (Army Retirement Residence); Series 2010, RB(j)(k)	6.20%	07/01/2020	2,000	2,202,320
Bexar County Housing Finance Corp. (Woodland Ridge Apartments); Series 2002 A, MFH RB(m)	7.00%	01/01/2039	3,750	3,752,887
Brazoria County Health Facilities Development Corp. (Brazosport Regional Health System);
Series 2012, Ref. RB(j)(k)	5.25%	07/01/2022	7,100	8,017,817
Series 2012, Ref. RB(j)(k)	5.50%	07/01/2022	13,410	15,281,500
Brazos Harbor Industrial Development Corp. (Dow Chemical); Series 2008, Environmental Facilities RB(j)(m)	5.90%	05/01/2028	3,850	3,876,950
Capital Area Cultural Education Facilities Finance Corp. (The Roman Catholic Diocese of Austin); Series 2005 B, RB	6.13%	04/01/2045	7,465	7,991,282
Celina (City of);
Series 2015, Special Assessment RB	5.38%	09/01/2028	650	652,912
Series 2015, Special Assessment RB	5.50%	09/01/2032	250	250,118
Series 2015, Special Assessment RB	5.88%	09/01/2040	1,000	1,001,620
Central Texas Regional Mobility Authority; Series 2011, Sub. Lien RB(j)(k)	6.75%	01/01/2021	17,500	19,843,250
Clifton Higher Education Finance Corp. (Idea Public Schools); Series 2011, Education RB(j)(k)	5.75%	08/15/2021	1,130	1,275,928
Clifton Higher Education Finance Corp. (International Leadership of Texas);
Series 2015, Education RB	5.75%	08/15/2038	1,000	1,065,530
Series 2015, Education RB	5.75%	08/15/2045	8,000	8,450,720
Clifton Higher Education Finance Corp. (Uplift Education); Series 2010 A, Education RB(j)(k)	6.25%	12/01/2020	5,000	5,597,900
Grand Parkway Transportation Corp.;
Series 2013 A, First Tier Toll RB	5.50%	04/01/2053	10,000	11,275,600
Series 2013 B, Sub. Tier Toll RB	5.00%	04/01/2053	43,260	47,791,485
Series 2013 B, Sub. Tier Toll RB(b)	5.25%	10/01/2051	24,405	27,326,523
Series 2013 B, Sub. Tier Toll System Conv. CAB RB(d)	5.85%	10/01/2048	17,000	15,658,870
Grand Prairie Housing Finance Corp.;
Series 2003, Priority Lien Independent Senior Living Center RB	7.63%	01/01/2020	485	488,739
Series 2003, Priority Lien Independent Senior Living Center RB	7.75%	01/01/2034	6,795	6,981,862
Series 2003, Sub. Lien Independent Senior Living Center RB(p)	7.50%	01/01/2034	610	61,000
Series 2003, Sub. Lien Independent Senior Living Center RB(p)	7.63%	01/01/2020	345	34,500
Series 2003, Sub. Lien Independent Senior Living Center RB(p)	7.75%	01/01/2034	3,595	359,500
Guadalupe (County of) & Seguin (City of) Hospital Board of Managers;
Series 2015, Ref. Hospital Mortgage RB	5.00%	12/01/2040	5,350	5,435,439
Series 2015, Ref. Hospital Mortgage RB	5.00%	12/01/2045	7,530	7,611,324
Gulf Coast Waste Disposal Authority (Exxon Corp.); Series 1995, Ref. VRD PCR(f)	1.14%	06/01/2020	17,000	17,000,000
HFDC of Central Texas, Inc. (Sears Tyler Methodist);
Series 2009 A, RB(e)	7.75%	11/15/2029	4,910	49
Series 2009 A, RB(e)	7.75%	11/15/2044	15,345	153
Series 2009 B, RB(e)	6.38%	11/15/2019	1,210	12
Hopkins (County of) Hospital District;
Series 2008, RB	6.00%	02/15/2033	2,500	2,504,575
Series 2008, RB	6.00%	02/15/2038	5,155	5,163,712
Houston (City of) (Continental Airlines, Inc.); Series 2011 A, Ref. Airport System Special Facilities RB(m)	6.63%	07/15/2038	14,000	15,472,240
Houston (City of) (United Airlines, Inc. Terminal E); Series 2014, Ref. Airport System RB(m)	4.75%	07/01/2024	685	751,390
Houston (City of), Texas (United Airlines, Inc. Terminal E); Series 2014, Ref. Airport System Special Facilities RB(m)	5.00%	07/01/2029	11,750	12,868,247

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

41                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Texas–(continued)
Houston (City of);
Series 2011 A, Ref. First Lien Utility System RB(b)	5.25%	11/15/2031	$18,360	$20,048,569
Series 2015 B-1, Airport System RB(m)	5.00%	07/15/2030	15,000	16,368,450
Series 2015 B-1, Airport System RB(m)	5.00%	07/15/2035	21,545	23,177,896
Houston Higher Education Finance Corp. (Cosmos Foundation, Inc.);
Series 2011, RB(j)(k)	6.50%	05/15/2021	270	308,405
Series 2011, RB(j)(k)	6.50%	05/15/2021	230	262,715
Series 2011 A, RB(j)(k)	6.88%	05/15/2021	790	911,534
La Vernia Higher Education Finance Corp. (Knowledge is Power Program, Inc.);
Series 2009 A, RB(j)(k)	6.25%	08/15/2019	1,210	1,290,102
Series 2009 A, RB(j)(k)	6.38%	08/15/2019	7,225	7,716,228
La Vernia Higher Education Finance Corp. (Meridian World School); Series 2015, RB(i)	5.60%	08/15/2045	4,420	4,516,931
Leander Independent School District;
Series 2014 C, Unlimited Tax CAB GO Bonds(h)(j)(k)	0.00%	08/15/2024	71,355	16,265,372
Series 2014 C, Unlimited Tax CAB GO Bonds(h)(j)(k)	0.00%	08/15/2024	50,000	12,120,000
Series 2014 D, Ref. Unlimited Tax CAB GO Bonds(h)(j)(k)	0.00%	08/15/2024	425	196,040
Series 2014 D, Ref. Unlimited Tax CAB GO Bonds(CEP–Texas Permanent School Fund)(h)	0.00%	08/15/2037	3,645	1,576,754
Lone Star College System; Series 2009, Limited Tax GO Bonds(b)(j)(k)	5.00%	08/15/2019	23,200	24,372,760
Mclendon-Chisholm (City of) (Sonoma Public Improvement Distribution Phase);
Series 2015, Special Assessment RB	5.13%	09/15/2028	500	503,220
Series 2015, Special Assessment RB	5.38%	09/15/2035	400	401,412
Series 2015, Special Assessment RB	5.50%	09/15/2040	780	779,938
Mission Economic Development Corp. (CarbonLite Recycling LLC); Series 2016, Solid Waste Disposal RB(i)(m)	6.50%	12/01/2033	10,900	10,719,605
Mission Economic Development Corp. (Natgasoline);
Series 2016 A, Sr. Lien RB(i)(m)	5.75%	10/01/2031	16,500	17,189,205
Series 2016 B, Sr. Lien RB(i)(m)	5.75%	10/01/2031	14,695	15,308,810
New Hope Cultural Education Facilities Corp. (Morningside Ministries); Series 2013, First Mortgage RB	6.50%	01/01/2048	5,675	6,313,267
New Hope Cultural Education Facilities Finance Corp. (4-K Housing, Inc.-Stoney Brook); Series 2017 C, Sr. Living RB	5.00%	07/01/2037	1,830	1,837,942
New Hope Cultural Education Facilities Finance Corp. (Carillon Lifecare Community);
Series 2016, Ref. Retirement Facility RB	5.00%	07/01/2036	750	767,393
Series 2016, Ref. Retirement Facility RB	5.00%	07/01/2046	11,590	11,754,810
New Hope Cultural Education Facilities Finance Corp. (Jubilee Academic Center);
Series 2016 A, Ref. Education RB(i)	5.00%	08/15/2046	2,500	2,411,700
Series 2017 A, Education RB(i)	5.00%	08/15/2037	2,000	1,992,560
Series 2017 A, Education RB(i)	5.13%	08/15/2047	2,085	2,073,950
New Hope Cultural Education Facilities Finance Corp. (Longhorn Village); Series 2017, Ref. Retirement Facility RB	5.00%	01/01/2047	3,000	3,157,290
New Hope Cultural Education Facilities Finance Corp. (Morningside Ministries); Series 2013, First Mortgage RB	6.50%	01/01/2043	4,325	4,821,510
New Hope Cultural Education Facilities Finance Corp. (Wesleyan Homes Inc.); Series 2014, Retirement Facility RB	5.50%	01/01/2049	1,000	1,063,620
Newark High Education Finance Corp. (A+ Charter Schools, Inc.);
Series 2015 A, Education RB(i)	5.50%	08/15/2035	845	876,848
Series 2015 A, Education RB(i)	5.75%	08/15/2045	2,015	2,102,914
North Texas Education Finance Corp. (Uplift Education); Series 2012 A, RB	5.25%	12/01/2047	2,100	2,203,971
North Texas Tollway Authority;
Series 2011 B, Special Project System CAB RB(h)(j)(k)	0.00%	09/01/2031	15,500	6,629,970
Series 2017 A, Ref. First Tier System RB(b)	5.00%	01/01/2043	16,800	18,984,504
Series 2017 A, Ref. First Tier System RB(b)	5.00%	01/01/2048	14,000	15,758,120
Pearland (City of) Development Authority; Series 2009, Tax Increment Allocation Contract RB(j)(k)	5.88%	09/01/2018	805	822,791

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

42                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Texas–(continued)
Pharr (City of) Higher Education Finance Authority (Idea Public Schools);
Series 2009 A, Education RB(j)(k)	6.25%	08/15/2019	$570	$607,734
Series 2009 A, Education RB(j)(k)	6.50%	08/15/2019	5,215	5,578,903
Series 2009 A, Education RB(j)(k)	6.50%	08/15/2019	1,105	1,181,278
Port Beaumont Navigation District (Jefferson Energy Companies); Series 2016, Dock & Wharf Facility RB(i)(j)(m)	7.25%	02/13/2020	73,500	76,378,995
Red River Health Facilities Development Corp. (MRC Crossing);
Series 2014 A, Retirement Facility RB	7.50%	11/15/2034	2,250	2,586,105
Series 2014 A, Retirement Facility RB	7.75%	11/15/2044	3,600	4,148,712
Series 2014 A, Retirement Facility RB	8.00%	11/15/2049	5,000	5,817,000
Red River Health Facilities Development Corp. (Sears Methodist Retirement System);
Series 2013, Retirement Facility RB(e)(l)	5.45%	11/15/2038	2,055	0
Series 2013, Retirement Facility RB(e)(l)	5.75%	11/15/2039	1,693	0
Series 2013, Retirement Facility RB(e)(l)	6.05%	11/15/2046	5,998	0
Series 2013, Retirement Facility RB(e)(l)	6.05%	11/15/2046	1,295	0
Series 2013, Retirement Facility RB(e)(l)	6.15%	11/15/2049	2,904	0
Series 2013, Retirement Facility RB(e)(l)	6.25%	05/09/2053	659	0
San Juan (City of) Higher Education Finance Authority (Idea Public Schools); Series 2010 A, Education RB(j)(k)	6.70%	08/15/2020	1,000	1,118,330
Sanger Industrial Development Corp. (Texas Pellets); Series 2012 B, RB(e)(m)	8.00%	07/01/2038	37,110	8,906,400
Tarrant County Cultural Education Facilities Finance Corp. (Air Force Village Obligated Group);
Series 2009, Retirement Facility RB(j)(k)	6.13%	11/15/2019	1,000	1,074,630
Series 2009, Retirement Facility RB(j)(k)	6.38%	11/15/2019	7,150	7,713,491
Tarrant County Cultural Education Facilities Finance Corp. (Buckingham Senior Living Community, Inc.);
Series 2007, Retirement Facility RB	5.63%	11/15/2027	1,500	1,500,030
Series 2007, Retirement Facility RB	5.75%	11/15/2037	2,500	2,433,700
Series 2014, Retirement Facility RB	5.63%	11/15/2041	3,250	3,325,205
Tarrant County Cultural Education Facilities Finance Corp. (Buckner Senior Living — Ventana);
Series 2017, Retirement Facility RB	6.63%	11/15/2037	1,745	1,935,641
Series 2017, Retirement Facility RB	6.75%	11/15/2047	9,625	10,681,921
Series 2017, Retirement Facility RB	6.75%	11/15/2052	3,465	3,832,151
Series 2017, TEMPS-50SM Retirement Facility RB	3.88%	11/15/2022	750	751,058
Series 2017, TEMPS-65SM Retirement Facility RB	4.50%	11/15/2023	2,250	2,272,658
Tarrant County Cultural Education Facilities Finance Corp. (C.C. Young Memorial Home);
Series 2007, Retirement Facility RB	5.75%	02/15/2025	1,345	1,346,264
Series 2007, Retirement Facility RB	5.75%	02/15/2029	1,600	1,600,864
Series 2009 A, Retirement Facility RB	8.00%	02/15/2038	12,350	13,203,879
Series 2017A, Retirement Facility RB	6.38%	02/15/2048	17,000	18,077,120
Series 2017A, Retirement Facility RB	6.38%	02/15/2052	33,545	35,427,210
Tarrant County Cultural Education Facilities Finance Corp. (SQLC Senior Living Center at Corpus Christi, Inc.–Mirador);
Series 2017 A, Retirement Facility RB	4.13%	11/15/2028	1,775	1,437,732
Series 2017 A, Retirement Facility RB	4.38%	11/15/2034	595	480,326
Series 2017 A, Retirement Facility RB	4.63%	11/15/2041	3,125	2,455,875
Series 2017 A, Retirement Facility RB	4.88%	11/15/2048	7,000	5,426,050
Series 2017 A, Retirement Facility RB	5.00%	11/15/2055	13,000	9,942,530
Tarrant County Cultural Education Facilities Finance Corp. (Stayton at Museum Way);
Series 2009 A, Retirement Facility RB	8.25%	11/15/2029	2,135	1,961,659
Series 2009 A, Retirement Facility RB	8.25%	11/15/2039	3,640	3,276,546
Series 2009 A, Retirement Facility RB	8.25%	11/15/2044	6,815	6,115,577
Series 2009 B, Retirement Facility Floating Rate RB(j)(u)	5.00%	11/15/2018	1,245	1,116,815

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

43                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Texas–(continued)
Texas (State of) Department of Housing & Community Affairs (Linked Select Auction Variable Rate Securities & Residual Interest Bonds); Series 1992 C, Home Mortgage RB (CEP–GNMA)(m)	6.90%	07/02/2024	$50	$50,989
Texas Municipal Gas Acquisition & Supply Corp. III; Series 2012, Gas Supply RB	5.00%	12/15/2031	10,000	10,908,400
Texas Private Activity Bond Surface Transportation Corp. (Blueridge Transportation Group, LLC SH 288 Toll Lanes);
Series 2016, Sr. Lien RB(m)	5.00%	12/31/2045	8,365	9,127,721
Series 2016, Sr. Lien RB(m)	5.00%	12/31/2050	3,845	4,181,937
Series 2016, Sr. Lien RB(m)	5.00%	12/31/2055	23,135	25,080,422
Texas Private Activity Bond Surface Transportation Corp. (LBJ Infrastructure); Series 2010, Sr. Lien RB	7.00%	06/30/2040	34,575	38,236,147
Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners LLC North Tarrant Express Management Lanes); Series 2009, Sr. Lien RB	6.88%	12/31/2039	13,415	14,533,677
Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners LLC);
Series 2013, Sr. Lien RB(m)	6.75%	06/30/2043	17,450	20,244,792
Series 2013, Sr. Lien RB(m)	7.00%	12/31/2038	4,000	4,705,520
Texas State Public Finance Authority Charter School Finance Corp. (New Frontiers Charter School); Series 2010 A, Education RB	5.80%	08/15/2040	1,000	1,050,950
Texas State Public Finance Authority Charter School Finance Corp. (Odyssey Academy, Inc.);
Series 2010 A, Education RB(j)(k)	6.88%	02/15/2020	1,455	1,596,339
Series 2010 A, Education RB(j)(k)	7.13%	02/15/2020	1,810	1,994,475
Texas State Public Finance Authority Charter School Finance Corp. (School Excellence Education); Series 2004 A, RB(i)	7.00%	12/01/2034	3,170	3,175,769
Travis County Cultural Education Facilities Finance Corp. (Wayside Schools); Series 2012 A, Education RB	5.25%	08/15/2042	4,185	4,308,039
Travis County Health Facilities Development Corp. (Westminster Manor);
Series 2010, RB(j)(k)	7.00%	11/01/2020	2,005	2,273,249
Series 2010, RB	7.00%	11/01/2030	385	432,332
Tyler Health Facilities Development Corp. (East Texas Medical Center Regional Healthcare System);
Series 2007 A, Ref. & Improvement Hospital RB	5.25%	11/01/2019	3,925	3,928,807
Series 2007 A, Ref. & Improvement Hospital RB	5.38%	11/01/2037	4,790	4,730,748
Uptown Development Authority (Infrastructure Improvement Facilities);
Series 2009, Tax Increment Allocation Contract RB(j)(k)	5.38%	09/01/2019	465	491,007
Series 2009, Tax Increment Allocation Contract RB(j)(k)	5.50%	09/01/2019	2,250	2,380,005
				916,881,500

Utah–0.60%
Salt Lake City (City of); Series 2017 A, Airport RB(b)(m)	5.00%	07/01/2042	39,025	43,418,825
Utah (County of) (Renaissance Academy); Series 2007 A, Charter School RB(i)	5.63%	07/15/2037	2,700	2,685,636
Utah (State of) Charter School Finance Authority (Navigator Pointe Academy);
Series 2010 A, Charter School RB	5.38%	07/15/2030	1,650	1,680,525
Series 2010 A, Charter School RB	5.63%	07/15/2040	710	722,766
Utah (State of) Charter School Finance Authority (North Davis Preparatory Academy);
Series 2010, Charter School RB	6.25%	07/15/2030	1,250	1,333,325
Series 2010, Charter School RB	6.38%	07/15/2040	2,500	2,660,775
Utah (State of) Charter School Finance Authority (Vista Entrada School of Performing Arts);
Series 2012, RB	5.60%	07/15/2022	580	602,684
Series 2012, RB	6.30%	07/15/2032	850	895,109
Series 2012, RB	6.55%	07/15/2042	2,000	2,120,520
				56,120,165

Virgin Islands–0.28%
Virgin Islands (Government of) (Matching Fund Loan Note — Diago); Series 2009 A, RB	6.75%	10/01/2037	4,500	2,733,750
Virgin Islands (Government of) Public Finance Authority (Matching Fund Loan Note — Sr. Lien Capital);
Series 2009 A-1, RB	5.00%	10/01/2029	3,620	2,524,950
Series 2009 A-1, RB	5.00%	10/01/2039	12,910	8,940,175

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

44                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Virgin Islands–(continued)
Virgin Islands (Government of) Public Finance Authority (Matching Fund Loan Note);
Series 2009 B, Ref. Sr. Lien RB	5.00%	10/01/2025	$3,700	$2,608,500
Series 2010 A, Sr. Lien RB	5.00%	10/01/2025	7,575	5,340,375
Series 2012 A, RB(i)	5.00%	10/01/2032	5,730	3,982,350
				26,130,100

Virginia–1.71%
Ballston Quarter Communities Development Authority;
Series 2016 A, Tax Allocation RB	5.38%	03/01/2036	1,635	1,707,888
Series 2016 A, Tax Allocation RB	5.50%	03/01/2046	7,500	7,827,750
Celebrate South Community Development Authority (Celebrate Virginia South); Series 2006, Special Assessment RB(e)	6.25%	03/01/2037	8,499	2,974,650
Chesterfield (County of) Health Center Commission (Lucy Corr Village);
Series 2008 A, Residential Care Facilities RB	6.13%	12/01/2030	5,000	5,007,350
Series 2008 A, Residential Care Facilities RB	6.25%	12/01/2038	5,500	5,503,300
New Port Community Development Authority;
Series 2006, Special Assessment RB(e)	5.50%	09/01/2026	492	226,320
Series 2006, Special Assessment RB(e)	5.60%	09/01/2036	1,670	768,200
Peninsula Town Center Community Development Authority;
Series 2007, Special Obligation RB	6.25%	09/01/2024	6,480	6,489,526
Series 2007, Special Obligation RB	6.35%	09/01/2028	7,605	7,615,039
Series 2007, Special Obligation RB	6.45%	09/01/2037	7,671	7,732,521
Tobacco Settlement Financing Corp.;
Series 2007 B-1, Sr. Tobacco Settlement RB	5.00%	06/01/2047	21,035	20,509,125
Series 2007 B-2, Sr. Tobacco Settlement RB	5.20%	06/01/2046	3,000	2,966,850
Virginia (State of) Small Business Financing Authority (Elizabeth River Crossings Opco, LLC); Series 2012, Sr. Lien RB(m)	5.50%	01/01/2042	21,975	24,226,998
Virginia (State of) Small Business Financing Authority (Express Lanes, LLC); Series 2012, Sr. Lien RB(m)	5.00%	01/01/2040	40,550	43,235,221
Virginia (State of) Small Business Financing Authority (Transform 66 P3); Series 2017, Sr. Lien Private Activity RB(m)	5.00%	12/31/2052	18,000	19,374,480
Washington (County of) Industrial Development Authority (Mountain States Health Alliance); Series 2009 C, Hospital Facility RB	7.75%	07/01/2038	5,000	5,224,350
				161,389,568

Washington–2.12%
Greater Wenatchee (City of) Regional Events Center Public Facilities District; Series 2012 A, RB	5.50%	09/01/2042	6,720	6,870,125
Kalispel Tribe of Indians; Series 2008, RB	6.75%	01/01/2038	8,000	8,080,320
Kennewick (City of) Public Hospital District; Series 2001, Ref. & Improvement RB(e)	6.30%	01/01/2025	2,000	1,400,000
King (County of) Public Hospital District No. 4 (Snoqualmie Valley Hospital);
Series 2011, Ref. & Improvement Limited Tax GO Bonds	6.75%	12/01/2031	500	517,600
Series 2011, Ref. & Improvement Limited Tax GO Bonds	7.00%	12/01/2040	4,000	4,136,000
King (County of) Public Hospital District No. 4;
Series 2015 A, RB	5.75%	12/01/2030	3,000	2,997,000
Series 2015 A, RB	6.00%	12/01/2035	2,685	2,702,882
Series 2015 A, RB	6.25%	12/01/2045	6,465	6,479,934
King (County of); Series 2011 B, Ref. Sewer RB(b)	5.00%	01/01/2034	38,540	41,905,313
Klickitat (County of) Public Hospital District No. 2 (Skyline Hospital); Series 2017, Ref. & Improvement RB	5.00%	12/01/2046	1,700	1,629,858
Port of Seattle Industrial Development Corp. (Delta Airlines); Series 2012, Ref. Special Facilities RB(m)	5.00%	04/01/2030	19,500	21,343,725
Skagit (County of) Public Hospital District No. 1 (Skagit Valley Hospital);
Series 2010, RB	5.75%	12/01/2035	6,000	6,361,620
Series 2010, RB	6.00%	12/01/2030	3,160	3,393,334

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

45                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Washington–(continued)
Washington (State of) Health Care Facilities Authority (Central Washington Health Services Association); Series 2009, RB(j)(k)	7.00%	07/01/2019	$9,145	$9,772,164
Washington (State of) Health Care Facilities Authority (Seattle Cancer Care Alliance); Series 2009, RB(j)(k)	7.38%	03/01/2019	11,300	11,951,219
Washington (State of) Health Care Facilities Authority (Virginia Mason Medical Center);
Series 2017, Ref. RB	4.00%	08/15/2042	3,000	2,944,800
Series 2017, Ref. RB	5.00%	08/15/2035	3,000	3,328,860
Series 2017, Ref. RB	5.00%	08/15/2036	2,365	2,618,268
Series 2017, Ref. RB	5.00%	08/15/2037	2,630	2,904,993
Washington (State of) Higher Education Facilities Authority (Whitworth University); Series 2009, Ref. RB(j)(k)	5.63%	10/01/2019	3,415	3,625,876
Washington (State of) Housing Finance Commission (Bayview Manor Senior);
Series 2016 A, Ref. RB(i)	5.00%	07/01/2036	750	774,188
Series 2016 A, Ref. RB(i)	5.00%	07/01/2046	1,700	1,733,541
Series 2016 A, Ref. RB(i)	5.00%	07/01/2051	8,650	8,790,822
Washington (State of) Housing Finance Commission (Heron’s Key Senior Living);
Series 2015 A, RB(i)	7.00%	07/01/2045	2,150	2,298,092
Series 2015 A, RB(i)	7.00%	07/01/2050	1,500	1,595,055
Series 2015 B-1, TEMPS-85SM RB(i)	5.50%	01/01/2024	7,000	7,004,340
Series 2015 B-2, TEMPS-65SM RB(i)	4.88%	01/01/2022	655	655,288
Washington (State of) Housing Finance Commission (Presbyterian Retirement Communities Northwest); Series 2016 A, Ref. RB(i)	5.00%	01/01/2051	10,600	11,060,570
Washington (State of) Housing Finance Commission (Wesley Homes at Lea Hill);
Series 2016, Ref. Non-Profit RB(i)	5.00%	07/01/2041	1,000	1,022,500
Series 2016, Ref. Non-Profit RB(i)	5.00%	07/01/2046	1,000	1,017,660
Washington (State of); Series 2009 E, Various Purpose Unlimited Tax GO Bonds(b)(j)(k)	5.00%	02/01/2019	18,450	19,057,743
				199,973,690

West Virginia–0.59%
Harrison (County of) Commission (Allegheny Energy); Series 2007 D, Ref. Solid Waste Disposal RB(m)	5.50%	10/15/2037	4,250	4,237,590
Harrison (County of) Commission (Charles Pointe No. 2);
Series 2008 A, Ref. Tax Increment Allocation RB	7.00%	06/01/2035	3,340	3,251,624
Series 2013, Ref. Tax Increment Allocation RB (Acquired 02/15/2008; Cost $988,497)(i)	7.00%	06/01/2035	1,000	500,000
Kanawha (County of) (The West Virginia State University Foundation); Series 2013, Student Housing RB	6.75%	07/01/2045	5,650	5,963,914
Monongalia (County of) Commission Special District (University Town Centre Economic Opportunity Development District); Series 2017 A, Ref. Excise Tax & Improvement RB(i)	5.75%	06/01/2043	2,500	2,599,675
West Virginia (State of) Economic Development Authority (Entsorga West Virginia LLC); Series 2016, Solid Waste Disposal Facilities RB(i)(m)	7.25%	02/01/2036	10,965	10,539,997
West Virginia (State of) Hospital Finance Authority (Thomas Health System);
Series 2008, RB	6.00%	10/01/2020	995	1,006,273
Series 2008, RB	6.50%	10/01/2038	14,000	14,147,560
Series 2008, RB	6.75%	10/01/2043	13,150	13,292,940
				55,539,573

Wisconsin–4.70%
Public Finance Authority (American Dream at Meadowlands);
Series 2017, Limited Obligation Grant RB(i)	6.25%	08/01/2027	11,000	11,690,690
Series 2017, Limited Obligation Grant RB(i)	6.75%	08/01/2031	23,340	25,204,633
Series 2017, Limited Obligation PILOT RB(i)	6.50%	12/01/2037	25,000	28,631,750
Series 2017, Limited Obligation PILOT RB(i)	6.75%	12/01/2042	12,270	14,165,838
Series 2017, Limited Obligation PILOT RB(i)	7.00%	12/01/2050	21,000	24,294,900
Public Finance Authority (KU Campus Development Corporation — Central District Development Project); Series 2016, Lease Development RB(b)	5.00%	03/01/2041	24,000	26,527,680

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

46                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Wisconsin–(continued)
Public Finance Authority (Million Air Two LLC General Aviation Facilities) Series 2017, Ref. Special Facilities RB(i)(m)	7.13%	06/01/2041	$2,000	$1,973,380
Public Finance Authority (National Gypsum Co.); Series 2014, Ref. Exempt Facilities RB(m)	5.25%	04/01/2030	4,000	4,292,160
Public Finance Authority (WhiteStone); Series 2017, Ref. Retirement Facility RB(i)	5.00%	03/01/2052	500	543,015
Superior (City of) (Superior Water, Light & Power Co.); Series 2007 B, Collateralized Utility RB(m)	5.75%	11/01/2037	4,000	4,011,440
Wisconsin (State of) Health & Educational Facilities Authority (American Baptist Homes of the Midwest Obligated Group); Series 2017, Ref. RB	5.00%	08/01/2039	2,615	2,648,210
Wisconsin (State of) Health & Educational Facilities Authority (AE Nursing Centers);
Series 2008, RB	7.15%	06/01/2028	800	807,976
Series 2008, RB	7.25%	06/01/2038	1,000	1,009,160
Wisconsin (State of) Health & Educational Facilities Authority (American Baptist Homes of the Midwest Obligated Group);
Series 2017, Ref. RB	5.00%	08/01/2027	2,000	2,112,140
Series 2017, Ref. RB	5.00%	08/01/2037	5,445	5,526,457
Wisconsin (State of) Health & Educational Facilities Authority (Ascension Senior Credit Group); Series 2016 A, Ref. RB(b)	5.00%	11/15/2039	38,800	43,652,716
Wisconsin (State of) Health & Educational Facilities Authority (Benevolent Corp. Cedar Community);
Series 2017, Ref. RB	5.00%	06/01/2037	860	897,806
Series 2017, Ref. RB	5.00%	06/01/2041	955	992,999
Wisconsin (State of) Health & Educational Facilities Authority (Middleton Glen, Inc.);
Series 1998, RB	5.75%	10/01/2018	185	185,342
Series 1998, RB	5.75%	10/01/2028	2,485	2,485,845
Series 1998, Special Term RB	5.90%	10/01/2028	315	315,145
Wisconsin (State of) Health & Educational Facilities Authority (Mile Bluff Medical Center, Inc.); Series 2014, RB	5.75%	05/01/2039	2,635	2,683,958
Wisconsin (State of) Health & Educational Facilities Authority (St. John’s Community, Inc.);
Series 2009 A, RB(j)(k)	7.25%	09/15/2019	4,000	4,339,640
Series 2009 A, RB(j)(k)	7.63%	09/15/2019	1,000	1,090,570
Wisconsin (State of) Health & Educational Facilities Authority (Wisconsin Illinois Senior Housing, Inc.);
Series 2010, RB	7.00%	08/01/2033	2,000	2,001,180
Series 2012, RB	5.75%	08/01/2035	3,215	3,243,003
Series 2012, RB	5.88%	08/01/2042	2,660	2,686,201
Series 2013, RB	7.00%	08/01/2043	6,500	6,754,345
Wisconsin (State of) Public Finance Authority (Alabama Proton Therapy Center);
Series 2017 A, RB(i)	6.25%	10/01/2031	2,475	2,410,873
Series 2017 A, RB(i)	6.85%	10/01/2047	15,485	15,405,872
Series 2017 A, RB(i)	7.00%	10/01/2047	250	251,885
Wisconsin (State of) Public Finance Authority (Bancroft Neurohearlth);
Series 2016 A, RB(i)	5.00%	06/01/2036	4,225	4,258,758
Series 2016 A, RB(i)	5.13%	06/01/2048	7,000	7,062,720
Wisconsin (State of) Public Finance Authority (Delray Beach Radiation Therapy Center);
Series 2017 A, Sr. RB(i)	5.75%	11/01/2024	1,440	1,445,731
Series 2017 A, Sr. RB(i)	6.25%	11/01/2028	2,525	2,560,098
Series 2017 A, Sr. RB(i)	6.85%	11/01/2046	28,515	29,339,654
Series 2017 B, Sub. RB(i)	8.50%	11/01/2046	8,000	8,229,120
Wisconsin (State of) Public Finance Authority (Denver International Aiport Great Hall); Series 2017, RB(m)	5.00%	09/30/2049	13,000	14,144,260
Wisconsin (State of) Public Finance Authority (Glenridge Palmer Ranch);
Series 2011 A, Continuing Care Retirement Community RB	7.00%	06/01/2020	360	381,730
Series 2011 A, Continuing Care Retirement Community RB	7.75%	06/01/2028	7,980	9,269,887
Series 2011 A, Continuing Care Retirement Community RB	8.00%	06/01/2035	10,150	11,765,372
Series 2011 A, Continuing Care Retirement Community RB	8.25%	06/01/2046	4,000	4,648,200

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

47                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Wisconsin–(continued)
Wisconsin (State of) Public Finance Authority (Goodwill Industries of Southern Nevada);
Series 2015, RB(e)	5.50%	12/01/2035	$4,000	$2,800,000
Series 2015, RB(e)	5.75%	12/01/2045	6,660	4,662,000
Wisconsin (State of) Public Finance Authority (Mary’s Woods at Marylhurst);
Series 2017 A, Ref. Senior Living RB(i)	5.25%	05/15/2037	1,000	1,086,620
Series 2017 A, Ref. Senior Living RB(i)	5.25%	05/15/2042	2,460	2,663,442
Series 2017 A, Ref. Senior Living RB(i)	5.25%	05/15/2047	1,225	1,322,265
Series 2017 A, Ref. Senior Living RB(i)	5.25%	05/15/2052	3,300	3,548,952
Wisconsin (State of) Public Finance Authority (Million Air Two LLC General Aviation Facilities);
Series 2017 A, Special Facilities RB(m)	7.25%	06/01/2035	6,965	6,966,532
Series 2017 B, Ref. Special Facilities RB(i)(m)	6.00%	06/01/2022	2,000	1,962,800
Wisconsin (State of) Public Finance Authority (Prime Healthcare Foundation, Inc.);
Series 2018 A, RB	5.20%	12/01/2037	17,025	17,283,780
Series 2018 A, RB	5.35%	12/01/2045	32,500	33,089,550
Wisconsin (State of) Public Finance Authority (Rose Villa); Series 2014 A, Senior Living RB	6.00%	11/15/2049	2,500	2,716,225
Wisconsin (State of) Public Finance Authority (Roseman University of Health Sciences);
Series 2012, RB	5.75%	04/01/2042	6,340	6,793,500
Series 2015, Ref. RB	5.88%	04/01/2045	7,500	8,081,400
Wisconsin (State of) Public Finance Authority (Voyager Foundation Inc.);
Series 2012 A, Charter School RB	5.50%	10/01/2022	480	511,502
Series 2012 A, Charter School RB	6.00%	10/01/2032	1,475	1,565,595
Series 2012 A, Charter School RB	6.20%	10/01/2042	1,300	1,377,272
Wisconsin (State of) Public Finance Authority (Wittenberg University);
Series 2016, Higher Education Facility RB(i)	5.00%	12/01/2031	6,830	6,471,493
Series 2016, Higher Education Facility RB(i)	5.25%	12/01/2039	3,785	3,463,767
				442,309,034

Wyoming–0.07%
West Park Hospital District (West Park Hospital);
Series 2011, Ref. RB	7.00%	06/01/2035	1,085	1,187,609
Series 2011 A, RB	7.00%	06/01/2040	4,890	5,336,848
				6,524,457
Total Municipal Obligations (Cost $9,988,478,362)				10,389,253,102

Bonds & Notes–0.08%
Texas–0.08%
Sears Tyler Methodist Retirement Corp., Sub. Notes (Acquired 02/25/2013; Cost $0)(i)(l)	2.00%	02/25/2048	135	0
Texas Pellets Inc./German Pellets Texas LLC, Sr. Sec. Bonds(i)(l)	8.00%	09/30/2018	8,000	8,000,000
Total Bonds & Notes (Cost $8,000,000)				8,000,000
TOTAL INVESTMENTS IN SECURITIES(v)–110.44% (Cost $9,996,478,362)				10,397,253,102
FLOATING RATE NOTE OBLIGATIONS–(12.11)%
Notes with interest and fee rates ranging from 1.61% to 2.01% at 02/28/2018 and contractual maturities of collateral ranging from 07/01/2022 to 11/15/2057 (See Note 1K)(w)				(1,140,470,000)
OTHER ASSETS LESS LIABILITIES–1.67%				157,385,318
NET ASSETS–100.00%				$9,414,168,420

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

48                         Invesco High Yield Municipal Fund

Investment Abbreviations:

ACA	– ACA Financial Guaranty Corp.
AGC	– Assured Guaranty Corp.
AGM	– Assured Guaranty Municipal Corp.
AMBAC	– American Municipal Bond Assurance Corp.
CAB	– Capital Appreciation Bonds
CEP	– Credit Enhancement Provider
Connie Lee	– Connie Lee Insurance Co.
Conv.	– Convertible
COP	– Certificates of Participation
Ctfs.	– Certificates
GNMA	– Government National Mortgage Association
GO	– General Obligation
IDR	– Industrial Development Revenue Bonds
INS	– Insurer
Jr.	– Junior
LIBOR	– London Interbank Offered Rate
LOC	– Letter of Credit
MBIA	– MBIA Inc.

MFH	– Multi-Family Housing
NATL	– National Public Finance Guarantee Corp.
PCR	– Pollution Control Revenue Bonds
PILOT	– Payment-in-Lieu-of-Tax
RAC	– Revenue Anticipation Certificates
RB	– Revenue Bonds
Ref.	– Refunding
RN	– Revenue Notes
Sec.	– Secured
SGI	– Syncora Guarantee, Inc.
SIFMA	– Securities Industry and Financial Markets Association
Sr.	– Senior
Sub.	– Subordinated
TAN	– Tax Anticipation Notes
TEMPS	– Tax-Exempt Mandatory Paydown Securities
USD	– U.S. Dollar
VRD	– Variable Rate Demand
Wts.	– Warrants

Notes to Schedule of Investments:

(a)	Calculated as a percentage of net assets. Amounts in excess of 100% are due to the Fund’s use of leverage.
(b)	Underlying security related to TOB Trusts entered into by the Fund. See Note 1K.
(c)	Principal and/or interest payments are secured by the bond insurance company listed.
(d)	Convertible CAB. The interest rate shown represents the coupon rate at which the bond will accrue at a specified future date.
(e)	Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The aggregate value of these securities at February 28, 2018 was $43,934,022, which represented less than 1% of the Fund’s Net Assets.
(f)	Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically based on current market interest rates. Rate shown is the rate in effect on February 28, 2018.
(g)	Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.
(h)	Zero coupon bond issued at a discount.
(i)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2018 was $1,194,639,011, which represented 12.69% of the Fund’s Net Assets.
(j)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(k)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(l)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(m)	Security subject to the alternative minimum tax.
(n)	Defaulted security. Currently, the issuer is partially or fully in default with respect to interest payments. The aggregate value of these securities at February 28, 2018 was $6,493,394, which represented less than 1% of the Fund’s Net Assets.
(o)	The issuer is paying less than stated interest, but is not in default on principal because scheduled principal payments have not yet begun.
(p)	Restructured security not accruing interest income. The aggregate value of these securities at February 28, 2018 was $489,850, which represented less then 1% of the Fund’s Net Assets.
(q)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2018.
(r)	Step coupon bond. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(s)	Security subject to crossover refunding.
(t)	Interest rate is redetermined periodically based on an auction conducted by the auction agent.
(u)	Interest rate is redetermined periodically based on current market interest rates. The rate shown is the rate in effect on February 28, 2018.
(v)	Entities may either issue, guarantee, back or otherwise enhance the credit quality of a security. The entities are not primarily responsible for the issuer’s obligation but may be called upon to satisfy issuers obligations. No concentration of any single entity was greater than 5% each.
(w)	Floating rate note obligations related to securities held. The interest and fee rates shown reflect the rates in effect at February 28, 2018. At February 28, 2018, the Fund’s investments with a value of $1,889,610,705 are held by TOB Trusts and serve as collateral for the $1,140,470,000 in the floating rate note obligations outstanding at that date.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

49                         Invesco High Yield Municipal Fund

Statement of Assets and Liabilities

February 28, 2018

Assets:
Investments in securities, at value (Cost $9,996,478,362)	$10,397,253,102
Cash	2,355,986
Receivable for:
Investments sold	107,466,220
Fund shares sold	16,339,905
Interest	140,677,336
Investments matured, at value (Cost $18,304,143)	10,895,807
Investment for trustee deferred compensation and retirement plans	686,423
Other assets	203,134
Total assets	10,675,877,913

Liabilities:
Floating rate note obligations	1,140,470,000
Payable for:
Investments purchased	92,198,218
Dividends	16,300,340
Fund shares reacquired	8,403,809
Accrued fees to affiliates	3,158,710
Accrued trustees’ and officers’ fees and benefits	20,338
Accrued other operating expenses	382,131
Trustee deferred compensation and retirement plans	775,947
Total liabilities	1,261,709,493
Net assets applicable to shares outstanding	$9,414,168,420

Net assets consist of:
Shares of beneficial interest	$9,465,454,564
Undistributed net investment income	69,158,676
Undistributed net realized gain (loss)	(513,811,224)
Net unrealized appreciation	393,366,404
$9,414,168,420

Net Assets:
Class A	$5,360,000,606
Class C	$1,282,971,410
Class Y	$2,562,436,757
Class R5	$313,944
Class R6	$208,445,703

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	540,006,865
Class C	129,669,618
Class Y	257,680,763
Class R5	31,653
Class R6	21,036,639
Class A:
Net asset value per share	$9.93
Maximum offering price per share
(Net asset value of $9.93 ÷ 95.75%)	$10.37
Class C:
Net asset value and offering price per share	$9.89
Class Y:
Net asset value and offering price per share	$9.94
Class R5:
Net asset value and offering price per share	$9.92
Class R6:
Net asset value and offering price per share	$9.91

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

50                         Invesco High Yield Municipal Fund

Statement of Operations

For the year ended February 28, 2018

Investment income:
Interest	$560,914,163

Expenses:
Advisory fees	45,456,919
Administrative services fees	744,124
Custodian fees	181,862
Distribution fees:
Class A	13,149,003
Class B	60,165
Class C	12,737,354
Interest, facilities and maintenance fees	15,580,632
Transfer agent fees — A, B, C and Y	6,206,973
Transfer agent fees — R5	285
Transfer agent fees — R6	535
Trustees’ and officers’ fees and benefits	139,812
Registration and filing fees	540,367
Reports to shareholders	579,706
Professional services fees	303,644
Taxes	2,628,249
Other	407,497
Total expenses	98,717,127
Less: Expense offset arrangement(s)	(6,193)
Net expenses	98,710,934
Net investment income	462,203,229

Realized and unrealized gain (loss) from:
Net realized gain (loss) from investment securities	(105,820,750)
Change in net unrealized appreciation of investment securities	94,509,589
Net realized and unrealized gain (loss)	(11,311,161)
Net increase in net assets resulting from operations	$450,892,068

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

51                         Invesco High Yield Municipal Fund

Statement of Changes in Net Assets

For the years ended February 28, 2018 and 2017

	2018	2017
Operations:
Net investment income	$462,203,229	$381,904,485
Net realized gain (loss)	(105,820,750)	(36,382,618)
Change in net unrealized appreciation (depreciation)	94,509,589	(148,701,702)
Net increase in net assets resulting from operations	450,892,068	196,820,165

Distributions to shareholders from net investment income:
Class A	(247,314,749)	(239,372,822)
Class B	(1,131,604)	(2,501,855)
Class C	(50,396,561)	(49,164,121)
Class Y	(119,805,025)	(92,427,154)
Class R5	(22,076)	(64,567)
Class R6	(1,066,832)	—
Total distributions from net investment income	(419,736,847)	(383,530,519)

Share transactions–net:
Class A	417,173,255	191,663,718
Class B	(37,907,638)	(22,821,338)
Class C	101,751,627	19,627,695
Class Y	687,769,079	358,747,197
Class R5	(324,639)	(2,052,417)
Class R6	211,460,091	—
Net increase in net assets resulting from share transactions	1,379,921,775	545,164,855
Net increase in net assets	1,411,076,996	358,454,501

Net assets:
Beginning of year	8,003,091,424	7,644,636,923
End of year (includes undistributed net investment income of $69,158,676 and $22,264,840, respectively)	$9,414,168,420	$8,003,091,424

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

52                         Invesco High Yield Municipal Fund

Statement of Cash Flows

For the year ended February 28, 2018

Cash provided by operating activities:
Net increase in net assets resulting from operations	$450,892,068

Adjustments to reconcile the change in net assets applicable from operations to net cash provided by (used in) operating activities
Purchases of investments	(2,923,914,861)
Proceeds from sales of short-term investments, net	30,793,564
Proceeds from sales of investments	1,365,784,401
Amortization of premium and accretion of discount on investment securities	(65,847,220)
Increase in receivables and other assets	(20,232,157)
Increase in accrued expenses and other payables	551,691
Net realized loss from investment securities	105,820,750
Net change in unrealized appreciation on investment securities	(94,509,589)
Net cash provided by (used in) operating activities	(1,150,661,353)

Cash provided by financing activities:
Dividends paid to shareholders from net investment income	(170,412,537)
Proceeds from shares of beneficial interest sold	3,240,806,529
Disbursements from shares of beneficial interest reacquired	(2,095,089,720)
Proceeds from TOB Trusts	284,900,000
Repayments of TOB Trusts	(109,125,000)
Net cash provided by financing activities	1,151,079,272
Net increase (decrease) in cash and cash equivalents	417,919
Cash and cash equivalents at beginning of period	1,938,067
Cash and cash equivalents at end of period	$2,355,986

Non-cash financing activities:
Value of shares of beneficial interest issued in reinvestment of dividends paid to shareholders	$246,885,865

Supplemental disclosure of cash flow information:
Cash paid during the period for interest, facilities and maintenance fees	$15,580,632

Notes to Financial Statements

February 28, 2018

NOTE 1—Significant Accounting Policies

Invesco High Yield Municipal Fund (the “Fund”) is a series portfolio of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of six separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is to seek federal tax-exempt current income and taxable capital appreciation.

The Fund currently consists of five different classes of shares: Class A, Class C, Class Y, Class R5 and Class R6. Effective April 4, 2017, the Fund began offering Class R6 shares. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y, Class R5 and Class R6 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares were permitted to continue to reinvest dividends and capital gains distributions in Class B shares until their conversion to Class A shares. Also, shareholders in Class B shares were able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they converted to Class A shares. Generally, Class B shares automatically converted to Class A shares on or about the month-end, which was at least eight years after the date of purchase. Redemptions of Class B shares prior to the conversion date were subject to a CDSC. Effective January 26, 2018, all of the Fund’s outstanding Class B shares were converted to Class A shares, in advance of their normally scheduled conversion. No CDSC was paid in connection with this early conversion.

As of the opening of business on October 2, 2017, the Fund has limited public sales of its shares to certain investors.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

53                         Invesco High Yield Municipal Fund

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Securities for which market quotations either are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable and tax-exempt earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay shareholders “exempt-interest dividends”, as defined in the Internal Revenue Code.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

54                         Invesco High Yield Municipal Fund

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Interest, Facilities and Maintenance Fees — Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees and other expenses associated with lines of credit and interest and administrative expenses related to establishing and maintaining floating rate note obligations, if any.
H.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
I.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
J.	Cash and Cash Equivalents — For the purposes of the Statement of Cash Flows, the Fund defines Cash and Cash Equivalents as cash (including foreign currency), money market funds and other investments held in lieu of cash and excludes investments made with cash collateral received.
K.	Floating Rate Note Obligations — The Fund invests in inverse floating rate securities, such as Tender Option Bonds (“TOBs”), for investment purposes and to enhance the yield of the Fund. Such securities may be purchased in the secondary market without first owning an underlying bond but generally are created through the sale of fixed rate bonds by the Fund to special purpose trusts established by a broker dealer or by the Fund (“TOB Trusts”) in exchange for cash and residual interests in the TOB Trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The TOB Trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The floating rate notes issued by the TOB Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the TOB Trusts for redemption at par at each reset date. The residual interests held by the Fund (inverse floating rate securities) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the TOB Trust to the Fund, thereby collapsing the TOB Trust. Inverse floating rate securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable.

The Fund generally invests in inverse floating rate securities that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The primary risks associated with inverse floating rate securities are varying degrees of liquidity and decreases in the value of such securities in response to changes in interest rates to a greater extent than fixed rate securities having similar credit quality, redemption provisions and maturity, which may cause the Fund’s net asset value to be more volatile than if it had not invested in inverse floating rate securities. In certain instances, the short-term floating rate notes created by the TOB Trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such notes for repayment of principal, may not be able to be remarketed to third parties. In such cases, the TOB Trust holding the fixed rate bonds may be collapsed with the entity that contributed the fixed rate bonds to the TOB Trust. In the case where a TOB Trust is collapsed with the Fund, the Fund will be required to repay the principal amount of the tendered securities, which may require the Fund to sell other portfolio holdings to raise cash to meet that obligation. The Fund could therefore be required to sell other portfolio holdings at a disadvantageous time or price to raise cash to meet this obligation, which risk will be heightened during times of market volatility, illiquidity or uncertainty. The embedded leverage in the TOB Trust could cause the Fund to lose more money than the value of the asset it has contributed to the TOB Trust and greater levels of leverage create the potential for greater losses. In addition, a Fund may enter into reimbursement agreements with the liquidity provider of certain TOB transactions in connection with certain residuals held by the Fund. These agreements commit a Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a TOB Trust, including following the termination of a TOB Trust resulting from a mandatory tender event (“liquidity shortfall”). The reimbursement agreement will effectively make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying security and the purchase price of the floating rate notes issued by the TOB Trust.

The Fund accounts for the transfer of fixed rate bonds to the TOB Trusts as secured borrowings, with the securities transferred remaining in the Fund’s investment assets, and the related floating rate notes reflected as Fund liabilities under the caption Floating rate note obligations on the Statement of Assets and Liabilities. The carrying amount of the Fund’s floating rate note obligations as reported on the Statement of Assets and Liabilities approximates its fair value. The Fund records the interest income from the fixed rate bonds under the caption Interest and records the expenses related to floating rate obligations and any administrative expenses of the TOB Trusts as a component of Interest, facilities and maintenance fees on the Statement of Operations.

Final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”) prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds”, as defined in the rules. These rules preclude banking entities and their affiliates from sponsoring and/or providing services for existing TOB Trusts. A new TOB structure is being utilized by the Fund wherein the Fund, as holder of the residuals, will perform certain duties previously performed by banking entities as “sponsors” of TOB Trusts. These duties may be performed by a third-party service provider. The Fund’s expanded role under the new TOB structure may increase its operational and regulatory risk. The new structure is substantially similar to the previous structure; however, pursuant to the Volcker Rule, the remarketing agent would not be able to repurchase tendered floaters for its own account upon a failed remarketing. In the event of a failed remarketing, a banking entity serving as liquidity provider may loan the necessary funds to the

55                         Invesco High Yield Municipal Fund

TOB Trust to purchase the tendered floaters. The TOB Trust, not the Fund, would be the borrower and the loan from the liquidity provider will be secured by the purchased floaters now held by the TOB Trust. However, as previously described, the Fund would bear the risk of loss with respect to any liquidity shortfall to the extent it entered into a reimbursement agreement with the liquidity provider.

Further, the SEC and various banking agencies recently adopted rules implementing credit risk retention requirements for asset-backed securities (the “Risk Retention Rules”). The Risk Retention Rules require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Fund has adopted policies intended to comply with the Risk Retention Rules. The Risk Retention Rules may adversely affect the Fund’s ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

There can be no assurances that the new TOB structure will continue to be a viable form of leverage. Further, there can be no assurances that alternative forms of leverage will be available to the Fund in order to maintain current levels of leverage. Any alternative forms of leverage may be less advantageous to the Fund, and may adversely affect the Fund’s net asset value, distribution rate and ability to achieve its investment objective.

TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although atypical, these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

L.	Other Risks — The Fund may invest in lower-quality debt securities, i.e., “junk bonds.” Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher-rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims.

The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located.

Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and the Fund’s investments in municipal securities.

There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $300 million	0.60%
Next $300 million	0.55%
Over $600 million	0.50%

For the year ended February 28, 2018, the effective advisory fees incurred by the Fund was 0.51%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco PowerShares Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2018, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y, Class R5 and Class R6 shares to 1.50%, 2.25%, 1.25%, 1.25% and 1.25%, respectively, of average daily net assets (the “expense limits”). Prior to their conversion to Class A shares, the expense limit for Class B shares was 2.25% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2018. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 28, 2018, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to

56                         Invesco High Yield Municipal Fund

the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 28, 2018, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A shares and Class C shares to compensate IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets and up to 1.00% of Class C average daily net assets. Prior to their conversion to Class A shares, the Fund incurred annual fees of up to 1.00% of Class B average daily net assets. The fees are accrued daily and paid monthly.

With respect to Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class C maximum annual reimbursement rate, respectively. With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses.

For the year ended February 28, 2018, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 28, 2018, IDI advised the Fund that IDI retained $1,380,981 in front-end sales commissions from the sale of Class A shares and $98,176 and $32,736 from Class A and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of February 28, 2018. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the year ended February 28, 2018, there were no material transfers between valuation levels.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Municipal Obligations	$—	$10,385,527,302	$3,725,800	$10,389,253,102
Bonds and Notes	—	—	8,000,000	8,000,000
Investments Matured	—	2,895,807	8,000,000	10,895,807
Total Investments	$—	$10,388,423,109	$19,725,800	$10,408,148,909

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended February 28, 2018, the Fund engaged in securities purchases of $536,137,429 and securities sales of $428,556,628, which did not result in any net realized gains (losses).

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended February 28, 2018, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $6,193.

57                         Invesco High Yield Municipal Fund

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances and Borrowings

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company (“SSB”), the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Inverse floating rate obligations resulting from the transfer of bonds to TOB Trusts are accounted for as secured borrowings. The average floating rate notes outstanding and average annual interest and fee rate related to inverse floating rate note obligations during the year ended February 28, 2018 were $1,086,815,846 and 1.41%, respectively.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 28, 2018 and 2017:

	2018	2017
Ordinary income — tax-exempt	$419,736,847	$383,530,519

Tax Components of Net Assets at Period-End:

2018
Undistributed ordinary income	$42,609,043
Net unrealized appreciation — investments	414,363,777
Temporary book/tax differences	(684,594)
Capital loss carryforward	(507,574,370)
Shares of beneficial interest	9,465,454,564
Total net assets	$9,414,168,420

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales, TOBs, book to tax accretion and amortization discounts and defaulted securities.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of February 28, 2018, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
February 28, 2019	$42,986,977	$—	$42,986,977
Not subject to expiration	160,793,584	303,793,809	464,587,393
	$203,780,561	$303,793,809	$507,574,370

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

58                         Invesco High Yield Municipal Fund

NOTE 9—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 28, 2018 was $2,938,067,530 and $1,416,527,816, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$704,673,476
Aggregate unrealized (depreciation) of investments	(290,309,699)
Net unrealized appreciation of investments	$414,363,777

Cost of investments for tax purposes is $9,993,785,132.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of federal taxes paid by the Fund and defaulted bond adjustments, on February 28, 2018, undistributed net investment income was increased by $4,427,454, undistributed net realized gain (loss) was increased by $68,927,559 and shares of beneficial interest was decreased by $73,355,013. This reclassification had no effect on the net assets of the Fund.

NOTE 11—Share Information

	Summary of Share Activity
	Years ended February 28,
	2018(a)		2017
	Shares	Amount	Shares	Amount
Sold:
Class A	118,994,500	$1,193,473,497	87,905,884	$878,760,288
Class B(b)	16,150	161,362	17,840	180,502
Class C	29,622,710	296,109,326	15,922,941	158,304,215
Class Y	151,543,759	1,520,003,427	113,376,103	1,147,073,592
Class R5	2,142	21,300	10,957	108,148
Class R6(c)	21,412,893	215,216,528	—	—

Issued as reinvestment of dividends:
Class A	14,387,034	144,342,693	12,787,837	129,885,614
Class B(b)	63,654	641,338	146,273	1,496,194
Class C	3,182,249	31,821,826	2,892,804	29,290,749
Class Y	6,880,862	69,183,851	5,336,567	54,358,842
Class R5	628	6,291	654	6,644
Class R6	89,639	889,866	—	—

Conversion of Class B shares to Class A shares:(d)
Class A	982,147	9,870,575	1,779,494	18,024,096
Class B	(977,393)	(9,870,575)	(1,771,259)	(18,024,096)

Reacquired:
Class A	(93,113,907)	(930,513,510)	(82,546,081)	(835,006,280)
Class B(b)	(2,856,216)	(28,839,763)	(634,231)	(6,473,938)
Class C	(22,616,132)	(226,179,525)	(16,704,450)	(167,967,269)
Class Y	(89,590,429)	(901,418,199)	(83,961,082)	(842,685,237)
Class R5	(35,095)	(352,230)	(208,049)	(2,167,209)
Class R6	(465,893)	(4,646,303)	—	—
Net increase in share activity	137,523,302	$1,379,921,775	54,352,202	$545,164,855

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 52% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Class B shares activity for the period March 1, 2017 through January 26, 2018 (date of conversion).
(c)	Commencement date of April 4, 2017.
(d)	Effective as of the close of business January 26, 2018, all outstanding Class B shares were converted to Class A shares.

59                         Invesco High Yield Municipal Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets		Supplemental ratio of expenses to average net assets (excluding interest, facilities and maintenance fees)		Ratio of net investment income to average net assets		Portfolio turnover(c)
Class A
Year ended 02/28/18	$9.87	$0.52	$0.01	$0.53	$(0.47)	$9.93	5.46%		$5,360,001	1.06	%(d)	0.89	%(d)	5.17	%(d)	14%
Year ended 02/28/17	10.11	0.50	(0.24)	0.26	(0.50)	9.87	2.53		4,922,389	1.01		0.87		4.87		17
Year ended 02/29/16	10.06	0.52	0.03	0.55	(0.50)	10.11	5.62		4,838,666	0.93		0.86		5.22		14
Year ended 02/28/15	9.39	0.51	0.67	1.18	(0.51)	10.06	12.86		4,791,381	0.93		0.86		5.18		17
Year ended 02/28/14	10.17	0.53	(0.78)	(0.25)	(0.53)	9.39	(2.37)		4,317,516	0.92		0.87		5.58		35
Class B
Year ended 02/28/18(e)	9.92	0.48	0.13	0.61	(0.43)	10.10	6.26	(f)	—	1.06	(d)(f)(i)	0.89	(d)(f)(i)	5.17	(d)(f)(i)	14
Year ended 02/28/17	10.15	0.50	(0.23)	0.27	(0.50)	9.92	2.64	(f)	37,220	1.01	(f)	0.87	(f)	4.87	(f)	17
Year ended 02/29/16	10.11	0.52	0.02	0.54	(0.50)	10.15	5.51	(f)	60,864	0.93	(f)	0.86	(f)	5.22	(f)	14
Year ended 02/28/15	9.43	0.51	0.68	1.19	(0.51)	10.11	12.94	(f)	76,661	0.93	(f)	0.86	(f)	5.18	(f)	17
Year ended 02/28/14	10.22	0.53	(0.79)	(0.26)	(0.53)	9.43	(2.44	)(f)	85,969	0.92	(f)	0.87	(f)	5.58	(f)	35
Class C
Year ended 02/28/18	9.84	0.45	0.00	0.45	(0.40)	9.89	4.57		1,282,971	1.81	(d)	1.64	(d)	4.42	(d)	14
Year ended 02/28/17	10.07	0.42	(0.23)	0.19	(0.42)	9.84	1.86		1,175,513	1.76		1.62		4.12		17
Year ended 02/29/16	10.03	0.45	0.02	0.47	(0.43)	10.07	4.79	(g)	1,182,368	1.66	(g)	1.59	(g)	4.49	(g)	14
Year ended 02/28/15	9.36	0.43	0.68	1.11	(0.44)	10.03	12.06	(g)	1,220,444	1.67	(g)	1.60	(g)	4.44	(g)	17
Year ended 02/28/14	10.15	0.46	(0.79)	(0.33)	(0.46)	9.36	(3.15)		991,079	1.67		1.62		4.83		35
Class Y
Year ended 02/28/18	9.89	0.55	0.00	0.55	(0.50)	9.94	5.61		2,562,437	0.81	(d)	0.64	(d)	5.42	(d)	14
Year ended 02/28/17	10.12	0.52	(0.22)	0.30	(0.53)	9.89	2.89		1,867,338	0.76		0.62		5.12		17
Year ended 02/29/16	10.08	0.55	0.01	0.56	(0.52)	10.12	5.78		1,560,105	0.68		0.61		5.47		14
Year ended 02/28/15	9.41	0.54	0.67	1.21	(0.54)	10.08	13.12		1,346,986	0.68		0.61		5.43		17
Year ended 02/28/14	10.19	0.56	(0.79)	(0.23)	(0.55)	9.41	(2.11)		679,827	0.67		0.62		5.83		35
Class R5
Year ended 02/28/18	9.86	0.55	0.01	0.56	(0.50)	9.92	5.70		314	0.80	(d)	0.63	(d)	5.43	(d)	14
Year ended 02/28/17	10.11	0.52	(0.25)	0.27	(0.52)	9.86	2.64		631	0.80		0.66		5.08		17
Year ended 02/29/16	10.07	0.54	0.02	0.56	(0.52)	10.11	5.77		2,633	0.72		0.65		5.43		14
Year ended 02/28/15	9.41	0.53	0.67	1.20	(0.54)	10.07	13.01		2,851	0.68		0.61		5.43		17
Year ended 02/28/14	10.18	0.56	(0.78)	(0.22)	(0.55)	9.41	(2.00)		2,794	0.66		0.61		5.84		35
Class R6
Year ended 02/28/18(h)	9.90	0.50	(0.03)	0.47	(0.46)	9.91	4.76		208,446	0.74	(d)(i)	0.57	(d)(i)	5.49	(d)(i)	14

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $5,259,601, $26,304, $1,273,735, $2,423,481, $446 and $22,110 for Class A, Class B, Class C, Class Y, Class R5 and Class R6 shares, respectively.
(e)	Reflects activity for the period March 1, 2017 through January 26, 2018 (date of conversion).
(f)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.25% for the years ended February 28, 2018, February 28, 2017, February 29, 2016, February 28, 2015 and February 28, 2014.
(g)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.98% and 0.99 for the years ended February 29, 2016 and February 28, 2015.
(h)	Commencement date of April 4, 2017.
(i)	Annualized.

60                         Invesco High Yield Municipal Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)

and Shareholders of Invesco High Yield Municipal Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco High Yield Municipal Fund (one of the funds constituting AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), hereafter referred to as the “Fund”) as of February 28, 2018, the related statements of operations and cash flows for the year ended February 28, 2018, the statement of changes in net assets for each of the two years in the period ended February 28, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2018, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, TX

April 27, 2018

We have served as the auditor of one or more of the investment companies in the Invesco/PowerShares group of investment companies since at least 1995. We have not determined the specific year we began serving as auditor.

61                         Invesco High Yield Municipal Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2017 through February 28, 2018.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (09/01/17)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (02/28/18)[1]	Expenses Paid During Period[2]	Ending Account Value (02/28/18)	Expenses Paid During Period[2]
A	$1,000.00	$1,005.40	$5.52	$1,019.29	$5.56	1.11%
C	1,000.00	1,000.60	9.23	1,015.57	9.30	1.86
Y	1,000.00	1,005.70	4.28	1,020.53	4.31	0.86
R5	1,000.00	1,006.60	4.43	1,020.38	4.46	0.89
R6	1,000.00	1,006.90	3.93	1,020.88	3.96	0.79

[1]	The actual ending account value is based on the actual total return of the Fund for the period September 1, 2017 through February 28, 2018, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

62                         Invesco High Yield Municipal Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2018:

Federal and State Income Tax
Qualified Dividend Income*	0%
Corporate Dividends Received Deduction*	0%
U.S. Treasury Obligations*	0%
Tax-Exempt Interest Dividends*	100%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

63                         Invesco High Yield Municipal Fund

Trustees and Officers

The address of each trustee and officer is AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			158	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management).

Formerly: Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			158	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco High Yield Municipal Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	158	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	158	Board member of the Illinois Manufacturers’ Association
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	158	None
Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	158	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor)
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	158	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Prema Mathai-Davis — 1950 Trustee	1998	Retired.	158	None
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	158	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Ann Barnett Stern — 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	158	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	158	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	158	None
Christopher L. Wilson — 1957 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	158	TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); ISO New England, Inc. (non-profit organization managing regional electricity market)

T-2                         Invesco High Yield Municipal Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	1999

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust,PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor — 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Secretary, W.L. Ross & Co., LLC; Secretary and Vice President, Jemstep, Inc.

Formerly: Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
John M. Zerr — 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC

Formerly: Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General

			N/A	N/A

T-3                         Invesco High Yield Municipal Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
		Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)
Gregory G. McGreevey — 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Management Group, Inc.; Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust,PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust,PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust,PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco High Yield Municipal Fund

Explore High-Conviction Investing with Invesco

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
∎	Quarterly statements
∎	Daily confirmations
∎	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-07890 and 033-66242                                 Invesco Distributors, Inc.                                              VK-HYM-AR-1                               04182018     1249

Annual Report to Shareholders February 28, 2018

Invesco Intermediate Term Municipal Income Fund

2	Letters to Shareholders
4	Performance Summary
4	Management's Discussion
6	Long-Term Fund Performance
8	Supplemental Information
10	Schedule of Investments
31	Financial Statements
33	Notes to Financial Statements
40	Financial Highlights
41	Auditor's Report
42	Fund Expenses
43	Tax Information
T-1	Trustees and Officers

Annual Report to Shareholders February 28, 2018 Invesco Intermediate Term Municipal Income Fund Nasdaq: A: VKLMX ◾ C: VKLCX ◾ Y: VKLIX ◾ R6: VKLSX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

For much of the reporting period, major US stock market indexes rose to record highs – but in early 2018, volatility returned to the US stock and bond markets. Investors worried about how rising interest rates might affect economic growth; those concerns caused the US stock market, which many investors believed had risen too far, too fast, to pull back. Throughout the reporting period, economic data remained generally positive, corporate earnings remained strong and consumer sentiment remained positive, particularly after passage of legislation cutting personal and corporate tax rates in December. The US economy expanded throughout the reporting period, and the first signs of rising inflation appeared. In response, the US Federal Reserve raised interest rates three times, and the tone of its statements grew more hawkish regarding potential rate increases in 2018. Overseas, economic data were mixed, prompting the European Central Bank and central banks in China and Japan, among other countries, to maintain extraordinarily accommodative monetary policies.

Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for whatever returns the market has to offer. The investment professionals at Invesco, in contrast, invest with high conviction. This means that, no matter the asset class or the strategy, each investment team has a passion to exceed. We want to help investors achieve better outcomes, such as seeking higher returns, helping mitigate risk and generating income. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2                        Invesco Intermediate Term Municipal Income Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

∎ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

∎	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

 We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

 I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

 As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                        Invesco Intermediate Term Municipal Income Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended February 28, 2018, Class A shares of Invesco Intermediate Term Municipal Income Fund (the Fund), at net asset value (NAV), outperformed the S&P Municipal Bond 2-17 Years Investment Grade Index, the Fund’s style-specific benchmark.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 2/28/17 to 2/28/18, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	3.03%
Class C Shares	2.26
Class Y Shares	3.29
Class R6 Shares*	3.20
S&P Municipal Bond Index▼ (Broad Market Index)	2.32
S&P Municipal Bond 2-17 Years Investment Grade Index▼ (Style-Specific Index)	1.87
Lipper Intermediate Municipal Debt Funds Index∎ (Peer Group Index)	2.13

Source(s): ▼FactSet Research Systems Inc.; ∎Lipper Inc. *Class R6 shares incepted on April 4, 2017. See page 7 for more information.

Market conditions and your Fund

Although shifting expectations about potential federal tax reform unsettled fixed income investors during the fourth quarter of 2017, municipal bonds enjoyed another year of positive performance in calendar year 2017, with investment grade municipals returning 5.45% and high yield municipals returning 9.69%.1 For the first two months of 2018 however, performance weakened, with investment grade municipals returning -1.47% and high yield municipals returning -0.87%.1

Flows into the municipal bond asset class were positive for 10 of the 12 months covered in this report. The first negative month of flows was in December 2017. Flows were positive in January 2018, but turned negative again in February 2018.2

The broad municipal bond market held up well in the aftermath of hurricanes Harvey, Irma and Maria — which caused Texas, Florida, the commonwealth of Puerto Rico and the US Virgin Islands to suffer staggering financial losses. The credit quality of each issuer before the storms was the most significant factor in the performance of its municipal debt. Puerto Rico and the US Virgin Islands have been struggling with deteriorating economic conditions for some time. In contrast, Texas and Florida are in relatively stronger economic and financial positions.

Long standing budget standoffs in Illinois and New Jersey ended in 2017, with both states passing budgets within days of each other. This served to stabilize the states’ fiscal conditions and, therefore, their credit ratings, which in turn enhanced the performance of their municipal bonds.

The most significant event impacting the municipal bond market during the fiscal year was passage of the Tax Cuts and Jobs Act (TCJA), which President Donald Trump signed into law in December 2017. As of January 1, 2018, individual tax rates are lower and the corporate tax rate was cut from 35% to 21%.3 In our opinion, the changes in individual income tax rates are not sufficient to negatively impact individual investors’ demand for municipal securities. Historically, lowering individual tax rates has had minimal impact on individual demand for municipal bonds but may reduce corporate demand. The TCJA eliminated the tax exemption for advance refunding bonds; we believe this may decrease municipal supply by 10% to 20% per year going forward.

 Municipal supply was strong through 2017, with $436 billion in new issuance — just 2% less than seen in 2016.4 Many issuers rushed to market with advance refundings previously planned for 2018. There was also a surge in private activity bond issuance until it became clear that the tax exemption for such securities would be preserved. New issuance totaled $62.5 billion in December 2017, making it a record month for issuance.4 This rush to market explains the extremely low volume in new issuance seen in January and February 2018.

 During the fiscal year, security selection in and overweight allocation to both the industrial development revenue/pollution control revenue and health care sectors contributed to the Fund’s performance relative to its style-specific benchmark. The Fund’s overweight allocation to revenue bonds over general obligation bonds contributed to relative results. Additionally, security selection in higher coupon bonds (5.00%+) was a substantial contributor to Fund performance.

 Overweight exposure to just below investment grade bonds detracted from the Fund’s performance relative to its

Portfolio Composition
By credit sector, based on total investments

Revenue Bonds	85.0%
General Obligation Bonds	8.8
Pre-Refunded Bonds	5.4
Other	0.8

Top Five Debt Holdings
	% of total net assets

1.	Illinois (State of) Toll Highway Authority; Series 2014 D	1.1%
2.	New York (City of) Transitional Finance Authority; Series 2017 A-2	0.9
3.	Michigan (State of) Finance Authority (Detroit Water & Sewerage Department) Series 2014 D-2	0.8
4.	New Jersey (State of) Transportation Trust Fund Authority; Subseries 2016 A-2	0.8
5.	Metropolitan Atlanta Rapid Transit Authority; Series 2016 B	0.6

Total Net Assets	$1.3 billion

Total Number of Holdings	651

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of February 28, 2018.

4                        Invesco Intermediate Term Municipal Income Fund

style-specific benchmark over the fiscal year. Underweight exposure to the special tax sector marginally detracted from relative performance. On a state level, underweight exposure to California issues was a slight detractor from relative return.

  During the fiscal year, leverage contributed to the Fund’s performance relative to its style-specific benchmark. The Fund achieved a leveraged position through the use of inverse floating rate securities or tender option bonds (TOBs). The Fund uses leverage because we believe that, over time, leveraging provides opportunities for additional income and total return for shareholders. However, the use of leverage also can expose shareholders to additional volatility. For more information about the Fund’s use of leverage, see the Notes to Financial Statements later in this report.

  We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. This risk may be greater in the current market environment because interest rates are at or near historic lows. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics such as price, maturity, duration and coupon and market forces such as supply and demand for similar securities. We are monitoring interest rates, and the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the US Federal Reserve and certain foreign central banks. If interest rates rise faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

  Thank you for investing in Invesco Intermediate Term Municipal Income Fund and for sharing our long-term investment horizon.

1	Source: FactSet Research Systems Inc.
2	Source: Strategic Insight
3	Source: Internal Revenue Service
4	Source: The Bond Buyer

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Mark Paris

Portfolio Manager and Chief Investment Officer and Head of Municipal Strategies for Invesco Fixed Income, is manager of Invesco Intermediate Term Municipal Income Fund. He joined Invesco in 2010. Mr. Paris earned a BBA in finance from Baruch College — The City University of New York.

Jack Connelly

Portfolio Manager, is manager of Invesco Intermediate Term Municipal Income Fund. He joined Invesco in 2016. Mr. Connelly earned a BA in philosophy from Wheaton College and masters degrees from the University of Rhode Island and Yale University.

Tim O’Reilly

Portfolio Manager, is manager of Invesco Intermediate Term Municipal Income Fund. He joined Invesco in 2010. Mr. O’Reilly earned a BS in finance from Eastern Illinois University and an MBA in finance from the University of Illinois at Chicago.

James Phillips

Portfolio Manager, is manager of Invesco Intermediate Term Municipal Income Fund. He joined Invesco in 2010. Mr. Phil-lips earned a BA in American literature from Empire State College, the independent study division of the State University of New York, and an MBA in finance from the University at Albany, State University of New York.

Robert Stryker

Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Intermediate Term Municipal Income Fund. He joined Invesco in 2010. Mr. Stryker earned a BS in finance from the University of Illinois, Chicago.

Julius Williams

Portfolio Manager, is manager of Invesco Intermediate Term Municipal Income Fund. He joined Invesco in 2010. Mr. Williams earned a BA in economics and sociology and a Master of Education degree in educational psychology from the University of Virginia.

5                        Invesco Intermediate Term Municipal Income Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment — Oldest Share Class(es)

Fund and index data from 2/28/08

1	Source: FactSet Research Systems Inc.
2	Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6                        Invesco Intermediate Term Municipal Income Fund

Average Annual Total Returns
As of 2/28/18, including maximum applicable sales charges
Class A Shares
Inception (5/28/93)	4.46%
10 Years	3.90
5 Years	1.79
1 Year	0.47
Class C Shares
Inception (10/19/93)	3.57%
10 Years	3.39
5 Years	1.54
1 Year	1.26
Class Y Shares
Inception (8/12/05)	3.99%
10 Years	4.41
5 Years	2.56
1 Year	3.29
Class R6 Shares
10 Years	4.18%
5 Years	2.33
1 Year	3.20

Effective June 1, 2010, Class A, Class B, Class C and Class I shares of the predecessor fund, Van Kampen Intermediate Term Municipal Income Fund, advised by Van Kampen Asset Management were reorganized into Class A, Class B, Class C and Class Y shares, respectively, of Invesco Van Kampen Intermediate Term Municipal Income Fund (renamed Invesco Intermediate Term Municipal Income Fund). Returns shown above, prior to June 1, 2010, for Class A, Class B, Class C and Class Y shares are blended returns of the predecessor fund and Invesco Intermediate Term Municipal Income Fund. Share class returns will differ from the predecessor fund because of different expenses.

 Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

 The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated Investment

Average Annual Total Returns
As of 12/31/17, the most recent calendar quarter end, including maximum applicable sales charges
Class A Shares
Inception (5/28/93)	4.54%
10 Years	3.79
5 Years	2.19
1 Year	2.55
Class B Shares*
Inception (5/28/93)	4.39%
10 Years	3.86
5 Years	2.37
1 Year	0.23
Class C Shares
Inception (10/19/93)	3.64%
10 Years	3.28
5 Years	1.97
1 Year	3.41
Class Y Shares
Inception (8/12/05)	4.13%
10 Years	4.30
5 Years	2.99
1 Year	5.45
Class R6 Shares
10 Years	4.08%
5 Years	2.75
1 Year	5.41
* Effective January 26, 2018, Class B shares were converted to Class A shares.

 return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

 The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class Y and Class R6 shares was 0.87%, 0.87%, 1.62%, 0.62% and 0.62%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class Y and Class R6 shares was 0.90%, 0.90%, 1.65%, 0.65% and 0.62%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

 Class A share performance reflects the maximum 2.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. For shares purchased prior to June 1, 2005, the CDSC on Class B shares declines from 3% at the time of purchase to 0% at the beginning of the fifth year. For shares purchased after June 1, 2005, and before June 1, 2010, the CDSC on Class B shares declines from 4% at the time of purchase to 0% at the beginning of the sixth year. For shares purchased on or after June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the seventh year. Note: Effective January 26, 2018, Class B shares were converted to Class A shares. No CDSC was paid in connection with this early conversion. The CDSC on Class C shares is 1% for the first year after purchase. Class Y and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

 The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

 Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2018. See current prospectus for more information.

7                        Invesco Intermediate Term Municipal Income Fund

Invesco Intermediate Term Municipal Income Fund’s investment objective is to provide investors with a high level of current income exempt from federal income tax, consistent with preservation of capital.

∎	Unless otherwise stated, information presented in this report is as of February 28, 2018, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Effective January 26, 2018, all outstanding Class B shares were converted to Class A shares, in advance of their normally scheduled conversion. No CDSC was paid in connection with this early conversion.
∎	Class Y shares are available to only certain investors. Please see the prospectus for more information.
∎	Class R6 shares are available for use by retirement plans that meet certain standards and for institutional investors. Class R6 shares are also available through intermediaries that have established an agreement with Invesco Distributors, Inc. to make such shares available for use in retail omnibus accounts. See the prospectus for more information.

Principal in the Fund risks of investing

∎	Alternative minimum tax risk. All or a portion of the Fund’s otherwise tax-exempt income may be taxable to those shareholders subject to the federal alternative minimum tax.
∎	Changing fixed income market conditions risk. The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near, at or below zero. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.
∎	Debt securities risk. The prices of debt securities held by the Fund will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling interest rates will cause the Fund to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce the Fund’s distributable income because interest payments on floating rate debt instruments held by the Fund will decline. The Fund could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. The Adviser’s credit analysis may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event
∎	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks.
Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk be-

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

cause they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.
∎	High yield debt securities (junk bond) risk. Investments in high yield debt securities (“junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. These securities are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due, are more susceptible to default or decline in market value and are less liquid than investment grade debt securities. Prices of high yield debt securities tend to be very volatile.
∎	Inverse floating rate obligations risk. The price of inverse floating rate obligations (inverse floaters) is expected to decline when interest rates rise, and generally will decline further than the price of a bond with a similar maturity. The price of inverse floaters is typically more volatile than the price of bonds with similar maturities. These risks can be particularly high if leverage is used in the formula that determines the interest payable by the inverse floater, which may make the Fund’s returns more volatile and increase the risk of loss. Additionally, these securities may lose some or all of their principal and, in some cases, the Fund could lose money in excess of its investment.

8 Invesco Intermediate Term Municipal Income Fund

∎	Liquidity risk. The Fund may be unable to sell illiquid investments at the time or price it desires and, as a result, could lose its entire investment in such investments. Liquid securities can become illiquid during periods of market stress. If a significant amount of the Fund’s securities become illiquid, the Fund may not be able to timely pay redemption proceeds and may need to sell securities at significantly reduced prices.
∎	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
∎	Medium- and lower-grade municipal securities risk. Medium- and lower-grade municipal securities generally involve more volatility and greater risks, including credit, market, liquidity and management risks, than higher-grade securities. Furthermore, many issuers of medium- and lower-grade securities choose not to have a rating assigned to their obligations. As such, the Fund’s portfolio may consist of a higher portion of unrated securities than an investment company investing solely in higher-grade securities. Unrated securities may not be as attractive to as many buyers as are rated securities, which may have the effect of limiting the Fund’s ability to sell such securities at their fair value.
∎	Municipal issuer focus risk. The municipal issuers in which the Fund invests may be located in the same geographic area or may pay their interest obligations from revenue of similar projects, such as hospitals, airports, utility systems and housing finance agencies. This may make the Fund’s investments more susceptible to similar social, economic, political or regulatory occurrences, making the Fund more susceptible to experience a drop in its share price than if the Fund had been more diversified across issuers that did not have similar characteristics.

∎	Municipal securities risk. The risk of a municipal obligation generally depends on the financial and credit status of the issuer. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the Fund’s ability to sell the security. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.
∎	Variable-rate demand notes risk. The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of these instruments, which could result in a loss.

∎	When-issued, delayed delivery and forward commitment risks. When-issued and delayed delivery transactions subject the Fund to market risk because the value or yield of a security at delivery may be more or less than the purchase price or yield generally available when delivery occurs, and counterparty risk because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction. These transactions also have a leveraging effect on the Fund because the Fund commits to purchase securities that it does not have to pay for until a later date, which increases the Fund’s overall investment exposure and, as a result, its volatility.
∎	Zero coupon or pay-in-kind securities risk. The value, interest rates, and liquidity of non-cash paying instruments, such as zero coupon and pay-in-kind securities, are subject to greater fluctuation than other types of securities. The higher yields and interest rates on pay-in-kind securities reflect the payment deferral and increased credit risk associated with such instruments and that such investments may represent a higher credit risk than loans that periodically pay interest.

About indexes used in this report

∎	The S&P Municipal Bond Index is a broad, market value-weighted index that seeks to measure the performance of the US municipal bond market.
∎	The S&P Municipal Bond 2-17 Years Investment Grade Index seeks to measure the performance of investment grade US municipals with maturities between two and 17 years.
∎	The Lipper Intermediate Municipal Debt Funds Index is an unmanaged index considered representative of intermediate municipal debt funds tracked by Lipper.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.

9 Invesco Intermediate Term Municipal Income Fund

Schedule of Investments

February 28, 2018

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations–100.79%
Alabama–1.74%
Alabama (State of) Port Authority; Series 2017 A, Ref. Docks Facilities RB (INS–AGM)(a)(b)	5.00%	10/01/2033	$3,500	$3,930,185
Alabaster (City of) Board of Education;
Series 2014 A, Limited Special Tax GO Wts.(INS–AGM)(b)	5.00%	09/01/2025	1,500	1,712,010
Series 2014 A, Limited Special Tax GO Wts.(INS–AGM)(b)	5.00%	09/01/2028	1,500	1,700,505
Birmingham (City of) Special Care Facilities Financing Authority (Methodist Home for the Aging);
Series 2016, RB	5.25%	06/01/2025	100	109,969
Series 2016, RB	5.50%	06/01/2030	2,000	2,200,000
Lower Alabama Gas District (The); Series 2016 A, Gas Project RB	5.00%	09/01/2034	5,000	5,871,950
Pell City (City of) Special Care Facilities Financing Authority (Noland Health Services, Inc.);
Series 2012, RB	5.00%	12/01/2021	2,250	2,489,175
Series 2016 A, RB	5.00%	12/01/2031	4,850	5,233,683
				23,247,477

Alaska–0.21%
Alaska (State of) Municipal Bond Bank Authority;
Series 2009, RB(c)(d)	5.00%	09/01/2018	245	249,417
Series 2009, RB(c)(d)	5.00%	09/01/2018	5	5,089
Series 2009, RB(c)(d)	5.25%	09/01/2018	390	397,512
Series 2009, RB(c)(d)	5.25%	09/01/2018	10	10,190
Matanuska-Susitna (Borough of) (Goose Creek Correctional Center);
Series 2009, Lease RB(c)(d)	5.50%	09/01/2019	1,000	1,059,310
Series 2009, Lease RB(INS–AGC)(b)	5.00%	09/01/2019	1,000	1,049,190
				2,770,708

Arizona–3.33%
Arizona (State of) Health Facilities Authority (Scottsdale Lincoln Hospital); Series 2014, Ref. RB	5.00%	12/01/2032	3,400	3,797,018
Arizona (State of) Industrial Development Authority (Basis Schools); Series 2017 D, Ref. Education RB(e)	5.00%	07/01/2037	630	650,355
Glendale (City of) Industrial Development Authority (Midwestern University); Series 2010, RB	5.00%	05/15/2026	2,000	2,132,640
Glendale (City of) Industrial Development Authority (The Beatitudes Campus); Series 2017, Ref. RB	5.00%	11/15/2028	2,105	2,231,047
Peoria (City of) Industrial Development Authority (Sierra Winds Life Care Community);
Series 2014, Ref. RB	5.00%	11/15/2024	2,025	2,130,745
Series 2014, Ref. RB	5.25%	11/15/2029	2,105	2,145,290
Phoenix (City of) Industrial Development Authority (Career Success Schools); Series 2009, Education RB	6.13%	01/01/2020	110	112,574
Phoenix (City of) Industrial Development Authority (Great Hearts Academies); Series 2016, Ref. Education Facilities RB	5.00%	07/01/2036	1,000	1,090,800
Phoenix (City of) Industrial Development Authority (Legacy Traditional Schools); Series 2014 A, Education Facility RB(e)	5.75%	07/01/2024	1,000	1,078,790
Phoenix (City of) Industrial Development Authority (Rowan University); Series 2012, Lease RB	5.00%	06/01/2027	3,000	3,291,420
Phoenix Civic Improvement Corp., Series 2017 D, Ref. Jr. Lien Airport RB	5.00%	07/01/2032	5,000	5,790,750
Pima (County of) Industrial Development Authority (American Leadership Academy); Series 2017, Education Facility RB(e)	4.75%	06/15/2037	2,500	2,427,250
Pima (County of) Industrial Development Authority (Desert Heights Charter School); Series 2014, Ref. Education Facility RB	6.00%	05/01/2024	525	559,382
Pima (County of) Industrial Development Authority (Edkey Charter Schools); Series 2013, Ref. Education Facility RB	5.00%	07/01/2025	750	702,615
Pima (County of) Industrial Development Authority (Grande Innovations Academy); Series 2018, Education Facility RB(e)	5.00%	07/01/2033	2,245	2,202,435
Pinal (County of) Electric District No. 4; Series 2008, Electrical System RB(d)	5.25%	12/01/2018	170	174,922

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Arizona–(continued)
Salt River Project Agricultural Improvement & Power District;
Series 2009 A, Electric System RB(c)(d)	5.00%	01/01/2019	$1,000	$1,030,110
Series 2016 A, Ref. Electric System RB	5.00%	01/01/2034	5,500	6,389,240
Verrado Community Facilities District No. 1;
Series 2013 A, Ref. Unlimited Tax GO Bonds(e)	5.00%	07/15/2020	700	723,324
Series 2013 A, Ref. Unlimited Tax GO Bonds(e)	5.00%	07/15/2021	485	504,468
Series 2013 A, Ref. Unlimited Tax GO Bonds(e)	5.00%	07/15/2022	570	592,851
Series 2013 A, Ref. Unlimited Tax GO Bonds(e)	5.00%	07/15/2023	825	861,226
Series 2013 B, Unlimited Tax GO Bonds(e)	5.00%	07/15/2023	550	572,809
Yavapai (County of) Industrial Development Authority (Northern Arizona Healthcare System); Series 2011, Ref. Hospital Facility RB	5.25%	10/01/2026	2,000	2,188,300
Yuma (City of) Industrial Development Authority (Regional Medical Center); Series 2014 A, Hospital RB	5.00%	08/01/2025	1,000	1,134,600
				44,514,961

Arkansas–0.11%
Pulaski (County of) Public Facilities Board; Series 2014, RB	5.00%	12/01/2028	1,345	1,515,143

California–7.99%
California (County of) Tobacco Securitization Agency (Gold Country Settlement Funding Corp.); Series 2006, Tobacco Settlement Asset-Backed CAB RB(f)	0.00%	06/01/2033	3,780	1,481,193
California (State of) Municipal Finance Authority (Emerson College);
Series 2011, RB(c)(d)	5.00%	01/01/2022	1,230	1,376,001
Series 2011, RB	5.00%	01/01/2028	270	291,017
California (State of) Municipal Finance Authority (High Tech High-Chula Vista); Series 2008 B, Educational Facility RB(d)(e)	5.50%	07/01/2018	195	197,720
California (State of) Pollution Control Finance Authority; Series 2012, Water Furnishing RB(a)(e)	5.00%	07/01/2027	7,000	7,632,660
California (State of) School Finance Authority (Alliance for College-Ready Public Schools); Series 2013 A, School Facility RB	5.25%	07/01/2023	1,230	1,339,396
California (State of) School Finance Authority (KIPP LA); Series 2014 A, RB	4.13%	07/01/2024	480	510,331
California (State of) Statewide Communities Development Authority (California Baptist University); Series 2017 A, Ref. RB(e)	5.00%	11/01/2032	1,135	1,246,173
California (State of) Statewide Communities Development Authority (Loma Linda University Medical Center); Series 2014, RB	5.25%	12/01/2029	3,000	3,314,760
California (State of) Statewide Communities Development Authority (Methodist Hospital); Series 2009, RB(c)(d)	6.25%	08/01/2019	1,665	1,770,128
California (State of) Statewide Communities Development Authority (Southern California Presbyterian Homes); Series 2009, Senior Living RB(e)	6.25%	11/15/2019	265	279,980
California (State of);
Series 2012 B, Ref. Unlimited Tax GO Floating Rate Bonds (SIFMA Municipal Swap Index + 1.15%)(g)	2.24%	05/01/2020	2,000	2,028,000
Series 2013 B, Ref. Various Purpose Unlimited Tax GO Floating Rate Bonds (SIFMA Municipal Swap Index + 0.38%)(c)(g)	1.47%	12/01/2022	4,000	4,005,320
Series 2013 C, Unlimited Tax GO Floating Rate Bonds (1 mo. USD LIBOR + 0.70%)(c)(g)	1.79%	12/01/2020	4,000	4,040,160
Series 2016 B, Unlimited Tax GO Floating Rate Bonds (1 mo. USD LIBOR + 0.76%)(c)(g)	1.86%	12/01/2021	2,000	2,029,540
Series 2017, Ref. Various Purpose Unlimited Tax GO Bonds	4.00%	11/01/2033	4,000	4,281,240
California Public Finance Authority (Henry Mayo Newhall Hospital);
Series 2017, Ref. RB	5.00%	10/15/2031	1,070	1,191,862
Series 2017, Ref. RB	5.00%	10/15/2033	1,000	1,106,820
Corona-Norco Unified School District (Community Facilities District No. 98-1);
Series 2013, Ref. Special Tax RB	5.00%	09/01/2021	810	896,314
Series 2013, Ref. Special Tax RB	5.00%	09/01/2023	1,000	1,144,230
Foothill-Eastern Transportation Corridor Agency; Subseries 2014 B-2, Ref. Toll Road RB(c)	5.00%	01/15/2020	5,000	5,188,400
Fresno (City of); Series 2010 A-1, Water System RB	5.50%	06/01/2022	1,000	1,085,260

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
Golden State Tobacco Securitization Corp.;
Series 2007 A-1, Sr. Tobacco Settlement Asset-Backed RB	5.00%	06/01/2033	$5,885	$5,892,297
Series 2013 A, Enhanced Tobacco Settlement Asset-Backed RB	5.00%	06/01/2021	2,000	2,206,940
Series 2017 A-1, Ref. Tobacco Settlement RB	5.00%	06/01/2029	4,000	4,579,080
Series 2017 A-1, Ref. Tobacco Settlement RB	5.00%	06/01/2026	4,000	4,599,400
Irvine (City of) (Reassessment District No. 13-1);
Series 2013, Limited Obligation Special Assessment RB	4.00%	09/02/2019	475	488,186
Series 2013, Limited Obligation Special Assessment RB	5.00%	09/02/2020	450	480,942
Series 2013, Limited Obligation Special Assessment RB	5.00%	09/02/2021	375	411,248
Series 2013, Limited Obligation Special Assessment RB	5.00%	09/02/2022	710	793,120
Series 2013, Limited Obligation Special Assessment RB	5.00%	09/02/2023	500	568,265
Lake Elsinore (City of) Public Financing Authority; Series 2015, Ref. Local Agency Special Tax RB	5.00%	09/01/2028	2,300	2,598,563
Los Angeles Unified School District (Election of 2004); Series 2009 I, Unlimited Tax GO Bonds	5.25%	07/01/2022	3,200	3,361,792
Morongo Band of Mission Indians (The) (Enterprise Casino); Series 2008 B, RB(e)	5.50%	03/01/2018	50	50,000
Murrieta (City of) Public Financing Authority; Series 2012, Ref. Special Tax RB	5.00%	09/01/2023	1,000	1,101,690
Oakland Unified School District (County of Alameda, California);
Series 2015 A, Unlimited Tax GO Bonds	5.00%	08/01/2028	1,000	1,176,350
Series 2015 A, Unlimited Tax GO Bonds	5.00%	08/01/2029	1,160	1,358,546
Rancho Cordova (City of) Community Facilities District No. 2003-1 (Sunridge Anatolia);
Series 2012, Ref. Special Tax RB	5.00%	09/01/2022	575	643,839
Series 2012, Ref. Special Tax RB	5.00%	09/01/2023	450	501,831
Regents of the University of California;
Series 2009 O, General RB(c)(d)(h)	5.75%	05/15/2019	795	836,380
Series 2009 O, General RB(c)(d)(h)	5.75%	05/15/2019	1,185	1,246,679
Richmond (City of) Joint Powers Financing Authority (Point Potrero); Series 2009 A, Lease RB	6.25%	07/01/2024	1,500	1,589,985
Sacramento (County of); Series 2009 D, Sub. Passenger Facility Charge Grant Airport System RB	5.38%	07/01/2026	2,000	2,026,740
San Buenaventura (City of) (Community Memorial Health System); Series 2011, RB	6.25%	12/01/2020	1,000	1,097,520
San Diego (County of) Regional Airport Authority; Series 2013 B, Sr. RB(a)	5.00%	07/01/2023	700	794,661
San Francisco (City & County of) Airport Commission (San Francisco International Airport); Series 2011 C, Ref. Second Series RB(a)	5.00%	05/01/2023	2,000	2,188,160
San Francisco (City & County of) Redevelopment Financing Authority (Mission Bay South Redevelopment);
Series 2009 D, Tax Allocation RB(c)(d)	6.00%	08/01/2019	1,085	1,153,507
Series 2009 D, Tax Allocation RB(c)(d)	6.25%	08/01/2019	1,000	1,066,630
Series 2011 D, Tax Allocation RB(c)(d)	6.63%	02/01/2021	500	570,630
San Francisco (City & County of) Successor Agency to the Redevelopment Agency Community Facilities District No. 6 (Mission Bay South Public Improvements);
Series 2013 A, Ref. Special Tax RB	5.00%	08/01/2027	750	833,520
Series 2013 B, Special Tax RB	5.00%	08/01/2027	405	450,101
San Jose (City of); Series 2011 A-1, Airport RB(a)	5.25%	03/01/2026	2,000	2,181,480
San Luis Obispo (County of) Financing Authority (Lopez Dam Improvement); Series 2011 A, Ref. RB (INS–AGM)(b)	5.50%	08/01/2026	3,195	3,563,320
Santa Margarita Water District (Community Facilities District No. 2013-1);
Series 2013, Special Tax RB	5.00%	09/01/2026	1,030	1,118,456
Series 2013, Special Tax RB	5.13%	09/01/2027	1,200	1,310,544
Southern California Public Power Authority (Milford Wind Corridor); Series 2010 1, RB	5.00%	07/01/2024	2,000	2,124,020
Twin Rivers Unified School District (School Facility Bridge Funding Program); Series 2007, COP (INS–AGM)(b)(c)	3.20%	06/01/2020	4,245	4,250,688
West Contra Costa Unified School District (Election of 2005); Series 2008 B, Unlimited Tax GO Bonds	6.00%	08/01/2023	1,000	1,208,250
				106,859,865

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Colorado–1.33%
Centerra Metropolitan District No. 1 (In the City of Loveland);; Series 2017, Ref. Special Tax Allocation RB(e)	5.00%	12/01/2029	$4,000	$4,323,280
Colorado (State of) Health Facilities Authority (Sunny Vista Living Center);
Series 2015 A, Ref. RB(e)	5.00%	12/01/2025	550	565,230
Series 2015 A, Ref. RB(e)	5.50%	12/01/2030	750	777,187
Colorado (State of) Regional Transportation District (Denver Transit Partners Eagle P3);
Series 2010, Private Activity RB	5.00%	01/15/2022	750	801,255
Series 2010, Private Activity RB	5.25%	07/15/2019	1,000	1,047,410
Denver (City & County of) (Justice System);
Series 2008, Unlimited Tax GO Bonds(h)	5.00%	08/01/2024	2,000	2,029,240
Series 2008, Unlimited Tax GO Bonds(h)	5.00%	08/01/2025	500	507,270
Denver (City & County of) (United Airlines, Inc.); Series 2017, Ref. Special Facilities Airport RB(a)	5.00%	10/01/2032	3,000	3,243,630
Denver (City & County of); Series 2012 A, Airport System RB(a)	5.00%	11/15/2022	740	833,477
Plaza Metropolitan District No. 1;
Series 2013, Ref. Tax Allocation RB(e)	5.00%	12/01/2021	1,045	1,123,114
Series 2013, Ref. Tax Allocation RB(e)	5.00%	12/01/2022	500	541,615
Prairie Center Metropolitan District No. 3; Series 2017 A, Ref. Limited Property Tax Supported RB(e)	4.13%	12/15/2027	1,000	1,009,460
University of Colorado; Series 2009 A, Enterprise System RB(c)(d)	5.50%	06/01/2019	1,000	1,049,470
				17,851,638

Connecticut–0.88%
Connecticut (State of) (Transportation Infrastructure); Series 2018, Special Tax Obligation RB	5.00%	01/01/2033	4,000	4,491,720
Connecticut (State of) Development Authority (Aquarion Water Co.); Series 2011, Water Facilities RB(a)	5.50%	04/01/2021	1,000	1,095,870
University of Connecticut; Series 2017 A, RB	5.00%	01/15/2034	5,560	6,181,997
				11,769,587

District of Columbia–1.14%
District of Columbia (Provident Group — Howard Properties LLC); Series 2013, Student Dormitory RB	5.00%	10/01/2030	2,250	2,299,747
District of Columbia Water & Sewer Authority; Series 2016 A, Ref. Sub. Lien Public Utility RB	5.00%	10/01/2034	3,000	3,434,580
Metropolitan Washington Airports Authority (Dulles Metrorail and Capital Improvement); Series 2010 A, Second Sr. Lien Dulles Toll Road CAB RB(f)	0.00%	10/01/2037	5,000	2,128,300
Metropolitan Washington Airports Authority; Series 2016 A, Ref. Airport System RB(a)	5.00%	10/01/2034	2,215	2,489,062
Washington Metropolitan Area Transit Authority; Series 2017 A-2, Ref. Gross RB	5.00%	07/01/2033	4,150	4,835,663
				15,187,352

Florida–4.26%
Alachua (County of) (North Florida Retirement Village, Inc.); Series 2007, IDR	5.63%	11/15/2022	1,750	1,754,235
Atlantic Beach (City of) (Fleet Landing);
Series 2013 A, Ref. Health Care Facilities RB	5.00%	11/15/2023	565	634,506
Series 2013 A, Ref. Health Care Facilities RB	5.00%	11/15/2021	440	481,105
Series 2013 A, Ref. Health Care Facilities RB	5.00%	11/15/2022	375	416,513
Capital Trust Agency Inc. (Sarasota-Manatee Jewish Housing Council, Inc.); Series 2017, Ref. Retirement Facility RB	5.00%	07/01/2032	2,045	2,150,747
Citizens Property Insurance Corp. (Coastal Account); Series 2011 A-1, Sr. Sec. RB	5.00%	06/01/2020	1,000	1,072,430
Citizens Property Insurance Corp.; Series 2012 A-1, Sr. Sec. RB	5.00%	06/01/2022	2,000	2,240,480
Collier (County of) Industrial Development Authority (The Arlington of Naples); Series 2014 A, Continuing Care Community RB(e)	7.25%	05/15/2026	1,215	1,327,995
Florida (State of) Municipal Power Agency (St. Lucie); Series 2011 B, RB	5.00%	10/01/2026	2,000	2,196,840
Florida (State of) North Broward Hospital District; Series 2017 B, Ref. RB	5.00%	01/01/2034	5,000	5,398,600
Florida (State of) Ports Financing Commission (State Transportation Trust Fund); Series 2011 A, Ref. RB	5.00%	10/01/2027	1,000	1,101,330
Florida Development Finance Corp. (Renaissance Charter School, Inc.); Series 2015, Educational Facilities RB(e)	6.00%	06/15/2035	1,265	1,330,350

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Florida–(continued)
Gainesville (City of); Series 2017 A, Utilities System RB	5.00%	10/01/2032	$2,990	$3,503,682
Manatee (County of) School District;
Series 2017, Sales Tax RB(INS–AGM)(b)	5.00%	10/01/2029	1,000	1,162,240
Series 2017, Sales Tax RB(INS–AGM)(b)	5.00%	10/01/2031	3,000	3,448,050
Series 2017, Sales Tax RB(INS–AGM)(b)	5.00%	10/01/2032	1,250	1,430,300
Martin (County of) Health Facilities Authority (Martin Memorial Medical Center);
Series 2012, RB	5.00%	11/15/2024	1,990	2,144,344
Series 2012, RB	5.50%	11/15/2032	1,670	1,834,879
Miami (City of) Health Facilities Authority (Miami Jewish Health System, Inc.);
Series 2017, Ref. Health Facilities RB	5.00%	07/01/2025	600	677,562
Series 2017, Ref. Health Facilities RB	5.00%	07/01/2026	1,135	1,285,978
Series 2017, Ref. Health Facilities RB	5.00%	07/01/2027	1,000	1,129,520
Miami-Dade (County of) Expressway Authority;
Series 2013 A, Ref. Toll System RB	5.00%	07/01/2022	2,000	2,240,600
Series 2016 A, Ref. Toll System RB	5.00%	07/01/2028	1,625	1,886,316
Miami-Dade (County of);
Series 2015 A, Ref. Aviation RB(a)	5.00%	10/01/2030	1,545	1,740,813
Series 2017 B, Ref. Water & Sewer System RB	5.00%	10/01/2033	3,300	3,749,262
Orlando (City of) & Orange (County of) Expressway Authority; Series 2012, Ref. RB	5.00%	07/01/2023	1,000	1,121,620
Palm Beach (County of) Health Facilities Authority (BRRH Corp. Obligated Group); Series 2014, Ref. RB	5.00%	12/01/2031	4,000	4,357,600
Palm Beach (County of) Health Facilities Authority (Jupiter Medical Center, Inc.); Series 2013 A, Hospital RB	5.00%	11/01/2023	1,215	1,318,324
Putnam (County of) Development Authority (Seminole Electric Cooperative); Series 2007 A, Ref. PCR (INS–AMBAC)(b)(c)	5.35%	05/01/2018	1,000	1,006,400
Reedy Creek Improvement District;
Series 2013 1, Ref. Utilities RB	5.00%	10/01/2021	885	978,544
Series 2013 1, Ref. Utilities RB	5.00%	10/01/2022	800	901,176
Tampa (City of); Series 2010, Ref. Solid Waste System RB (INS–AGM)(a)(b)	5.00%	10/01/2018	1,000	1,019,670
				57,042,011

Georgia–1.00%
Atlanta (City of) (Beltline); Series 2009 B, Tax Allocation RB(c)(d)	6.75%	01/01/2019	300	312,585
Fulton (County of) Development Authority (Robert Woodruff); Series 2009 B, Ref. RB	5.25%	03/15/2024	1,000	1,036,830
Fulton (County of) Development Authority (Wellstar Health System, Inc.); Series 2017, Anticipation Ctfs. Hospital RB	5.00%	04/01/2033	1,870	2,111,380
Macon-Bibb (County of) Urban Development Authority (Academy for Classical Education, Inc.); Series 2017 A, RB(e)	5.75%	06/15/2037	1,540	1,583,351
Metropolitan Atlanta Rapid Transit Authority; Series 2016 B, Ref. Sales Tax RB	5.00%	07/01/2032	7,150	8,363,426
				13,407,572

Guam–0.57%
Guam (Territory of) (Section 30); Series 2009 A, Limited Obligation RB(d)	5.50%	12/01/2018	1,000	1,031,410
Guam (Territory of) International Airport Authority; Series 2013 C, General RB(a)	6.00%	10/01/2023	3,000	3,047,130
Guam (Territory of) Power Authority;
Series 2012 A, Ref. RB(INS–AGM)(b)	5.00%	10/01/2021	1,500	1,640,085
Series 2012 A, Ref. RB(INS–AGM)(b)	5.00%	10/01/2022	1,700	1,886,422
				7,605,047

Hawaii–0.95%
Hawaii (State of) Department of Budget & Finance; Series 2012, Ref. Special Purpose Senior Living RB	5.00%	11/15/2027	1,000	1,114,000
Hawaii (State of) Department of Transportation (Airports Division);
Series 2013, Lease Revenue COP(a)	5.00%	08/01/2021	1,000	1,098,160
Series 2013, Lease Revenue COP(a)	5.00%	08/01/2022	2,000	2,232,500
Series 2013, Lease Revenue COP(a)	5.00%	08/01/2023	1,250	1,413,375

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Hawaii–(continued)
Honolulu (City & County of); Series 2015 A, Ref. Jr. Wastewater System RB(h)	5.00%	07/01/2031	$6,000	$6,877,620
				12,735,655

Idaho–0.04%
Idaho (State of) Health Facilities Authority (St. Luke’s Health System); Series 2008 A, RB	6.50%	11/01/2023	500	516,045

Illinois–12.67%
Bartlett (Village of) (Quarry Redevelopment);
Series 2007, Ref. Sr. Lien Tax Increment Allocation RB	5.60%	01/01/2023	860	860,516
Series 2016, Ref. Sr. Lien Tax Increment Allocation RB	4.00%	01/01/2024	3,350	3,246,384
Chicago (City of) (188 West Randolph/Wells Redevelopment); Series 2014, Tax Increment Allocation Revenue COP(e)	6.84%	03/15/2033	2,347	2,347,317
Chicago (City of) (83rd/Stewart Redevelopment); Series 2013, Tax Increment Allocation Revenue COP(e)	7.00%	01/15/2029	1,283	1,283,487
Chicago (City of) (Metramarket Chicago); Series 2010 A, Tax Increment Allocation Revenue COP	6.87%	02/15/2024	709	709,483
Chicago (City of) (Midway Airport);
Series 2013 A, Ref. Second Lien RB(a)	5.50%	01/01/2027	1,000	1,125,490
Series 2013 B, Ref. Second Lien RB	5.00%	01/01/2025	1,000	1,114,020
Series 2014 A, Ref. Second Lien RB(a)	5.00%	01/01/2023	3,000	3,342,060
Chicago (City of) (O’Hare International Airport);
Series 2015 A, Ref. RB(a)	5.00%	01/01/2029	6,000	6,743,820
Series 2017 D, General Sr. Lien Airport RB(a)	5.00%	01/01/2031	1,000	1,129,260
Series 2017 D, General Sr. Lien Airport RB(a)	5.00%	01/01/2032	1,000	1,123,560
Series 2017 D, General Sr. Lien Airport RB(a)	5.00%	01/01/2033	2,000	2,237,400
Chicago (City of) (Roosevelt Square/ABLA Redevelopment); Series 2009 A, Ref. Tax Increment Allocation Revenue COP	7.13%	03/15/2022	461	461,143
Chicago (City of) Board of Education; Series 2017 C, Ref. Dedicated Unlimited Tax GO Bonds	5.00%	12/01/2030	2,000	2,071,680
Chicago (City of) Metropolitan Water Reclamation District;
Series 2011 B, Capital Improvement Limited Tax GO Bonds(h)	5.00%	12/01/2024	3,000	3,326,700
Series 2015 C, Limited Tax GO Green Bonds(h)	5.00%	12/01/2027	7,000	8,000,650
Chicago (City of) Transit Authority (FTA Section 5309 Fixed Guideway Modernization Formula Funds);
Series 2008, Capital Grant Receipts RB(c)(d)	5.25%	06/01/2018	3,965	4,004,135
Series 2008, Capital Grant Receipts RB(c)(d)	5.25%	06/01/2018	2,200	2,221,714
Chicago (City of) Transit Authority; Series 2011, Sales Tax Receipts RB	5.25%	12/01/2027	1,000	1,095,870
Chicago (City of);
Series 2000, Second Lien Waterworks RB	5.00%	11/01/2028	3,750	4,229,850
Series 2000, Second Lien Waterworks RB	5.00%	11/01/2029	5,000	5,615,750
Series 2000, Second Lien Waterworks RB	5.00%	11/01/2030	1,000	1,118,360
Series 2003 B, Ref. Unlimited Tax GO Bonds	5.00%	01/01/2024	1,795	1,944,667
Series 2007 A, Ref. Unlimited Tax GO Bonds(INS–NATL)(b)	5.00%	01/01/2032	1,035	1,042,773
Series 2008 C, Ref. Second Lien Wastewater Transmission RB	5.00%	01/01/2029	2,500	2,756,300
Series 2008 C, Ref. Second Lien Wastewater Transmission RB	5.00%	01/01/2030	1,500	1,648,005
Series 2010 A, Ref. Unlimited Tax GO Bonds(INS–AGM)(b)	5.00%	01/01/2029	2,500	2,614,725
Series 2011, Tax Increment Allocation Revenue COP	7.13%	05/01/2021	750	759,937
Series 2015 A, Unlimited Tax GO Bonds	5.38%	01/01/2029	5,000	5,400,900
Series 2017 A, Ref. Unlimited Tax GO Bonds	5.75%	01/01/2034	2,500	2,769,650
Series 2017 B, Ref. Second Lien Wastewater Transmission RB	5.00%	01/01/2035	3,310	3,608,032
Illinois (State of) Finance Authority (Advocate Health Care Network); Series 2008 D, RB(c)(d)	6.13%	11/01/2018	1,000	1,031,430
Illinois (State of) Finance Authority (Art Institute of Chicago); Series 2009 A, RB	5.25%	03/01/2019	1,000	1,034,150
Illinois (State of) Finance Authority (Centegra Health System);
Series 2014 A, RB	5.00%	09/01/2026	1,000	1,085,890
Series 2014 A, RB	5.00%	09/01/2028	1,250	1,345,325
Illinois (State of) Finance Authority (Lutheran Home & Services); Series 2012, Ref. RB	5.00%	05/15/2022	1,615	1,691,616

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Illinois–(continued)
Illinois (State of) Finance Authority (Park Place of Elmhurst);
Series 2016, RB	2.00%	05/15/2055	$271	$14,840
Series 2016 B, RB	5.63%	05/15/2020	1,292	1,284,591
Illinois (State of) Finance Authority (Peace Village); Series 2013, RB	6.25%	08/15/2028	1,505	1,587,910
Illinois (State of) Finance Authority (Rogers Park Montessori School); Series 2014, Ref. Sr. Educational Facilities RB	5.00%	02/01/2024	465	482,805
Illinois (State of) Finance Authority (Rush University Medical Center); Series 2015 A, Ref. RB	5.00%	11/15/2034	4,500	4,995,810
Illinois (State of) Finance Authority (Silver Cross Hospital & Medical Centers); Series 2008, Ref. RB	6.00%	08/15/2023	2,000	2,025,280
Illinois (State of) Finance Authority (Swedish Covenant Hospital); Series 2016 A, Ref. RB	5.25%	08/15/2030	5,000	5,542,750
Illinois (State of) Metropolitan Pier & Exposition Authority (McCormick Place Expansion);
Series 2002, Dedicated State Tax CAB RB(INS–NATL)(b)(f)	0.00%	12/15/2032	10,000	5,060,500
Series 2012 B, Ref. RB	5.00%	12/15/2022	5,010	5,488,505
Illinois (State of) Metropolitan Pier & Exposition Authority; Series 2002, Dedicated State Tax CAB RB (INS–AGM)(b)(f)	0.00%	12/15/2029	2,550	1,587,834
Illinois (State of) Toll Highway Authority; Series 2014 D, Ref. RB(h)	5.00%	01/01/2024	12,500	14,316,625
Illinois (State of);
Series 2012, Ref. Unlimited Tax GO Bonds(INS–AGM)(b)	5.00%	08/01/2022	1,250	1,368,300
Series 2012 A, Unlimited Tax GO Bonds	5.00%	01/01/2027	1,795	1,847,145
Series 2013, Unlimited Tax GO Bonds	5.00%	07/01/2022	2,000	2,103,880
Series 2013, Unlimited Tax GO Bonds	5.50%	07/01/2027	2,295	2,423,681
Series 2014, Unlimited Tax GO Bonds	5.00%	02/01/2020	1,300	1,345,032
Series 2014, Unlimited Tax GO Bonds	5.00%	02/01/2022	2,000	2,097,580
Series 2017 D, Unlimited Tax GO Bonds	5.00%	11/01/2026	5,000	5,246,950
Lake County Community Consolidated School District No. 73 (Hawthorn); Series 2002, Unlimited Tax CAB GO Bonds(d)(f)	0.00%	12/01/2021	330	307,197
Madison & Jersey Counties Community Unit School District No. 11 (Alton); Series 2002, Unlimited Tax CAB GO Bonds(d)(f)	0.00%	12/01/2020	2,900	2,703,525
Manhattan (Village of) Special Service Area No. 2004-1 (Brookstone Springs); Series 2015, Ref. Sr. Lien Special Tax RB	4.25%	03/01/2024	1,134	1,140,872
Railsplitter Tobacco Settlement Authority;
Series 2010, RB	5.25%	06/01/2021	3,000	3,287,100
Series 2010, RB	5.38%	06/01/2021	525	577,290
Series 2017, RB	5.00%	06/01/2027	4,000	4,567,920
Series 2017, RB	5.00%	06/01/2028	2,000	2,273,020
Springfield (City of);
Series 2015, Ref. Electric Sr. Lien RB	5.00%	03/01/2032	2,000	2,216,160
Series 2015, Ref. Sr. Lien Electric RB	5.00%	03/01/2033	3,500	3,864,455
University of Illinois; Series 2011 A, Auxiliary Facilities System RB	5.00%	04/01/2026	3,425	3,695,267
				169,594,873

Indiana–1.74%
Indiana (State of) Finance Authority (Sisters of St. Francis Health Services);
Series 2006 E, Ref. Health System RB(c)(d)	5.25%	05/01/2018	365	367,351
Series 2006 E, Ref. Health System RB(c)(d)	5.25%	05/01/2018	200	201,288
Series 2006 E, Ref. Health System RB(c)(d)	5.25%	05/01/2018	175	176,127
Indiana (State of) Municipal Power Agency;
Series 2009 B, Power Supply System RB(c)(d)	5.25%	01/01/2019	500	516,085
Series 2017 A, Ref. RB	5.00%	01/01/2032	2,000	2,323,480
Noblesville High School Building Corp.; Series 1993, First Mortgage CAB RB (INS–AMBAC)(b)(f)	0.00%	02/15/2019	1,850	1,818,513
Northern Indiana Commuter Transportation District;
Series 2016, Limited Obligation RB	5.00%	07/01/2027	1,800	2,082,222
Series 2016, Limited Obligation RB	5.00%	07/01/2028	1,250	1,437,987
Valparaiso (City of) (Pratt Paper, LLC); Series 2013, Exempt Facilities RB(a)	5.88%	01/01/2024	1,185	1,322,401

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Indiana–(continued)
Whiting (City of) (BP Products North America);
Series 2008, Environmental Facilities RB(c)	1.85%	10/01/2019	$6,000	$6,026,100
Series 2014, Environmental Facilities Floating Rate RB (SIFMA Municipal Swap Index + 0.75%)(a)(c)(g)	1.84%	12/02/2019	7,000	7,013,440
				23,284,994

Iowa–1.33%
Altoona (City of); Series 2008, Annual Appropriation Urban Renewal Tax Increment Allocation RB(c)(d)	5.63%	06/01/2018	1,000	1,010,660
Ames (City of) (Mary Greeley Medical Center); Series 2011, Hospital RB(c)(d)	5.50%	06/15/2020	2,255	2,444,149
Iowa (State of) Finance Authority (Iowa Fertilizer Co.);
Series 2013, Midwestern Disaster Area RB(e)	5.88%	12/01/2026	2,565	2,704,459
Series 2013, Ref. Midwestern Disaster Area RB(c)	5.25%	12/01/2033	2,990	3,107,268
Iowa (State of) Finance Authority (Iowa Health System); Series 2005 A, Health Facilities RB (INS–AGC)(b)	5.00%	02/15/2019	1,000	1,030,950
Iowa (State of) Finance Authority (Mercy Medical Center);
Series 2012, Health Facilities RB	4.00%	08/15/2022	1,905	2,050,104
Series 2012, Health Facilities RB	4.00%	08/15/2023	1,200	1,283,940
Iowa (State of) Tobacco Settlement Authority; Series 2005 B, Asset-Backed RB	5.60%	06/01/2034	1,750	1,768,060
Iowa Student Loan Liquidity Corp.; Sr. Series 2011 A-2, RB(a)	5.50%	12/01/2025	2,225	2,340,700
				17,740,290

Kansas–0.53%
Harvey County Unified School District No. 373 (Newton); Series 2007, Ref. & Improvement Unlimited Tax GO Bonds (INS–NATL)(b)	5.00%	09/01/2019	2,630	2,675,157
Kansas (State of) Development Finance Authority (Adventist Health System/Sunbelt Obligated Group); Series 2009 C, Hospital RB	5.50%	11/15/2023	1,000	1,066,100
Kansas (State of) Development Finance Authority (University of Kansas Health System); Series 2011 H, Health Facilities RB	5.00%	03/01/2031	1,000	1,052,960
Kansas (State of) Municipal Energy Agency (Jameson Energy Center); Series 2013, Power Project RB	5.00%	07/01/2028	1,140	1,263,348
Wichita (City of) (Kansas Masonic Home); Series 2016 II-A, Health Care Facilities RB	5.25%	12/01/2036	1,000	1,052,930
				7,110,495

Kentucky–2.40%
Kentucky (State of) Asset/Liability Commission (General Fund Floating Rate Notes); Series 2007 B, Ref. Floating Rate RB (INS–NATL) (3 mo. USD LIBOR + 0.55%)(b)(g)	1.74%	11/01/2025	1,000	975,840
Kentucky (State of) Economic Development Finance Authority (Baptist Healthcare System);
Series 2009, Hospital RB(c)(d)	5.38%	08/15/2018	500	509,050
Series 2009, Hospital RB	5.38%	08/15/2024	500	507,285
Series 2009 A, Hospital RB	5.00%	08/15/2018	1,000	1,014,120
Kentucky (State of) Economic Development Finance Authority (Masonic Home Independent Living II Inc.); Series 2016 A, Ref. RB	5.00%	05/15/2021	1,000	1,070,710
Kentucky (State of) Economic Development Finance Authority (Next Generation Kentucky Highway); Series 2015 A, Sr. RB	5.00%	07/01/2030	3,000	3,326,700
Kentucky (State of) Economic Development Finance Authority (Next Generation Kentucky Information Highway); Series 2015, Sr. RB	5.00%	07/01/2027	1,500	1,689,375
Kentucky (State of) Economic Development Finance Authority (Owensboro Health Inc.); Series 2017 A, Ref. Hospital RB	5.00%	06/01/2032	1,435	1,573,994
Kentucky (State of) Economic Development Finance Authority (Rosedale Green); Series 2015, Ref. Health Care Facilities RB	5.50%	11/15/2035	1,750	1,756,388
Kentucky (State of) Municipal Power Agency (Prairie State); Series 2016, Ref. Power System RB (INS–NATL)(b)	5.00%	09/01/2031	5,000	5,570,500
Kentucky (State of) Municipal Power Agency;
Series 2015 A, Ref. Power System RB(INS–NATL)(b)	5.00%	09/01/2026	1,000	1,137,700
Series 2015 A, Ref. Power System RB(INS–NATL)(b)	5.00%	09/01/2027	1,620	1,837,258
Series 2015 A, Ref. Power System RB(INS–NATL)(b)	5.00%	09/01/2028	1,260	1,425,362

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                         Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Kentucky–(continued)
Kentucky (State of) Public Energy Authority; Series 2018 A, Gas Supply RB(c)	4.00%	04/01/2024	$5,000	$5,359,250
Paducah (City of) Electric Plant Board;
Series 2009 A, RB(c)(d)	5.00%	04/01/2019	1,000	1,037,250
Series 2016 A, Ref. RB(INS–AGM)(b)	5.00%	10/01/2032	3,000	3,347,460
				32,138,242

Louisiana–2.16%
Louisiana (State of) Energy & Power Authority (Rodemacher Unit No. 2); Series 2013, Power RB	5.00%	01/01/2022	1,000	1,097,660
Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (Woman’s Hospital Foundation);
Series 2017 A, Ref. RB	5.00%	10/01/2030	1,400	1,595,328
Series 2017 A, Ref. RB	5.00%	10/01/2031	1,000	1,135,120
Louisiana Citizens Property Insurance Corp.; Series 2009 C-1, Assessment RB(c)(d)	5.88%	06/01/2018	1,000	1,011,400
New Orleans (City of) Aviation Board;
Series 2009 A-1, Ref. & Restructuring General Airport RB(INS–AGC)(b)	5.00%	01/01/2019	500	514,505
Series 2015 B, RB(a)	5.00%	01/01/2027	1,750	1,987,790
Series 2015 B, RB(a)	5.00%	01/01/2029	1,805	2,029,957
New Orleans (City of);
Series 2014, Ref. Water RB	5.00%	12/01/2026	1,250	1,427,037
Series 2015, Sewerage Service RB	5.00%	06/01/2030	500	561,560
Series 2015, Sewerage Service RB	5.00%	06/01/2032	300	335,079
Series 2015, Sewerage Service RB	5.00%	06/01/2033	1,050	1,169,186
Series 2015, Sewerage Service RB	5.00%	06/01/2034	1,000	1,110,780
Series 2015, Sewerage Service RB	5.00%	06/01/2035	500	554,365
Series 2015, Water System RB	5.00%	12/01/2030	500	562,760
Series 2015, Water System RB	5.00%	12/01/2031	1,750	1,964,550
Series 2015, Water System RB	5.00%	12/01/2032	1,000	1,120,410
Series 2015, Water System RB	5.00%	12/01/2034	1,200	1,336,656
Series 2015, Water System RB	5.00%	12/01/2035	1,165	1,295,154
St. Tammany (Parish of) Public Trust Financing Authority (Christwood);
Series 2015, Ref. RB	5.00%	11/15/2024	1,250	1,360,113
Series 2015, Ref. RB	5.25%	11/15/2029	1,250	1,364,012
Tobacco Settlement Financing Corp.; Series 2013 A, Ref. Asset-Backed RB	5.50%	05/15/2030	5,000	5,359,450
				28,892,872

Maine–0.08%
Maine (State of) Health & Higher Educational Facilities Authority (Maine General Medical Center); Series 2011, RB	5.00%	07/01/2019	1,000	1,017,460

Maryland–2.00%
Baltimore (City of); Series 2017, Ref. Convention Center Hotel RB	5.00%	09/01/2033	1,105	1,254,197
Howard (County of) (Downtown Columbia); Series 2017 A, Special Obligation Tax Allocation RB(e)	4.13%	02/15/2034	1,000	1,005,710
Maryland (State of) Health & Higher Educational Facilities Authority (Adventist Healthcare); Series 2011 A, RB	6.00%	01/01/2026	4,500	5,031,495
Maryland (State of) Health & Higher Educational Facilities Authority (Charlestown Community); Series 2010, RB(c)(d)	5.50%	01/01/2021	1,000	1,099,600
Maryland (State of) Health & Higher Educational Facilities Authority (LifeBridge Health);
Series 2011, RB(c)(d)	6.00%	07/01/2021	200	226,268
Series 2011, RB(c)(d)	6.00%	07/01/2021	335	378,999
Maryland (State of) Transportation Authority; Series 2008, Grant & RAB	5.25%	03/01/2020	3,000	3,112,470
Maryland Economic Development Corp. (AFCO Cargo BWI II, LLC); Series 2017, Ref. Air Cargo RB(a)(e)	4.00%	07/01/2024	2,000	2,050,540
Maryland Economic Development Corp. (Purple Line Light Rail);
Series 2016, Private Activity RB(a)	5.00%	09/30/2029	2,100	2,386,608
Series 2016 D, Private Activity RB(a)	5.00%	03/31/2036	5,100	5,646,567

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                         Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Maryland–(continued)
Maryland Economic Development Corp. (Transportation Facilities); Series 2010 A, RB(d)	5.13%	06/01/2020	$1,765	$1,874,324
Mayor & Council of Rockville (The) (Ingleside at King Farm); Series 2017 C-2, TEMPS-70™ Mandatory Paydown Economic Development RB	3.00%	11/01/2025	2,750	2,740,595
				26,807,373

Massachusetts–0.64%
Massachusetts (State of) Development Finance Agency (Carleton Willard Village); Series 2010, RB	5.25%	12/01/2025	650	683,319
Massachusetts (State of) Development Finance Agency (Dominion Energy Brayton); Series 2009 1, Ref. Solid Waste Disposal RB(c)(d)	5.75%	05/01/2019	1,500	1,572,885
Massachusetts (State of) Development Finance Agency (Newbridge Charles, Inc.); Series 2017, Ref. RB(e)	5.00%	10/01/2037	1,500	1,608,480
Massachusetts (State of) Development Finance Agency (Sabis International Charter School); Series 2009 A, RB(c)(d)	6.70%	10/15/2019	500	540,175
Massachusetts (State of) Development Finance Agency (Suffolk University); Series 2017, Ref. RB	5.00%	07/01/2034	1,000	1,115,950
Massachusetts (State of) Port Authority (Delta Air Lines Inc.); Series 2001 B, VRD Special Facilities RB (INS–AMBAC)(a)(b)(i)	3.14%	01/01/2031	3,000	2,977,590
				8,498,399

Michigan–3.88%
Brandon School District; Series 2008, Ref. Unlimited Tax GO Bonds (INS–AGM)(b)	5.00%	05/01/2018	1,410	1,417,966
Charyl Stockwell Academy; Series 2015, Ref. Public School Academy RB	4.88%	10/01/2023	390	391,400
Greenville Public Schools; Series 2008, Ref. Unlimited Tax GO Bonds (INS–AGM)(b)	5.00%	05/01/2018	1,235	1,242,237
Lansing (City of) Board of Water & Light; Series 2008 A, Water Supply, Steam, Chilled Water & Electric Utility System RB(c)(d)	5.00%	07/01/2018	1,000	1,012,310
Michigan (State of) Buillding Authority (Facilities Program); Series 2015 I, Ref. RB	5.00%	04/15/2031	5,000	5,720,400
Michigan (State of) Finance Authority (Detroit Water & Sewerage Department);
Series 2014 D-2, Ref. Local Government Loan Program RB(INS–AGM)(b)	5.00%	07/01/2026	9,000	10,196,820
Series 2014 D-4, Ref. Local Government Loan Program RB	5.00%	07/01/2029	5,000	5,560,300
Michigan (State of) Finance Authority (Local Government Loan Program); Series 2014 F, Ref. RB	4.50%	10/01/2029	5,000	5,279,450
Michigan (State of) Finance Authority (Mclaren Health Care); Series 2015 D-2, Ref. Hospital Floating Rate RB (1 mo. USD LIBOR + 0.75%)(c)(g)	1.84%	10/15/2020	2,500	2,521,400
Michigan (State of) Finance Authority (Trinity Health); Series 2015, Hospital Floating Rate RB (1 mo. USD LIBOR + 0.54%)(c)(g)	1.61%	12/01/2020	3,500	3,503,780
Michigan (State of) Tobacco Settlement Finance Authority; Series 2007 A, Sr. Asset-Backed RB	6.00%	06/01/2048	3,000	2,992,500
Star International Academy; Series 2012, Ref. Public School Academy RB	5.00%	03/01/2033	2,075	2,119,509
Summit Academy North;
Series 2016, Ref. Public School Academy RB	4.00%	11/01/2021	1,000	1,006,400
Series 2016, Ref. Public School Academy RB	5.00%	11/01/2031	1,665	1,666,049
Traverse City Area Public Schools;
Series 2008, Ref. Unlimited Tax GO Bonds(INS–AGM)(b)	5.00%	05/01/2018	2,280	2,293,954
Series 2008, Ref. Unlimited Tax GO Bonds(INS–AGM)(b)	5.00%	05/01/2019	2,260	2,272,950
Wayne (County of) Airport Authority (Detroit Metropolitan Airport); Series 2012 D, Ref. RB(a)	5.00%	12/01/2028	2,500	2,766,225
				51,963,650

Minnesota–0.62%
Maple Grove (City of) (Maple Grove Hospital Corp.);
Series 2017, Ref. Health Care Facilities RB	5.00%	05/01/2031	500	568,420
Series 2017, Ref. Health Care Facilities RB	5.00%	05/01/2032	1,600	1,810,816
Minneapolis (City of) (Fairview Health Services); Series 2008 A, Health Care System RB(c)(d)	6.38%	11/15/2018	500	517,500
Minnesota (State of) Higher Education Facilities Authority (Bethel University); Series 2017, Ref. RB	5.00%	05/01/2032	1,750	1,949,832
St. Paul (City of) Housing & Redevelopment Authority (High School for Recording Arts); Series 2015, Charter School Lease RB	5.13%	10/01/2023	280	286,460

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19                         Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Minnesota–(continued)
Woodbury (City of) Housing & Redevelopment Authority (St. Therese of Woodbury);
Series 2014, RB	2.60%	12/01/2018	$120	$120,086
Series 2014, RB	2.90%	12/01/2019	455	455,450
Series 2014, RB	3.15%	12/01/2020	620	623,559
Series 2014, RB	3.60%	12/01/2021	225	229,343
Series 2014, RB	4.00%	12/01/2022	265	274,495
Series 2014, RB	4.00%	12/01/2023	200	206,526
Series 2014, RB	4.00%	12/01/2024	175	180,105
Series 2014, RB	5.00%	12/01/2029	1,000	1,050,710
				8,273,302

Mississippi–0.49%
Jackson (County of) Mississippi (Chevron U.S.A. Inc.); Series 1993, Ref. VRD Port Facility RB(i)	1.12%	06/01/2023	5,400	5,400,000
Mississippi Business Finance Corp. (Chevron U.S.A. Inc.); Series 2009 D, VRD Gulf Opportunity Zone IDR(i)	1.15%	12/01/2030	500	500,000
Mississippi Business Finance Corp. (System Energy Resources, Inc.); Series 1998, PCR	5.88%	04/01/2022	625	644,656
				6,544,656

Missouri–1.86%
Bridgeton (City of) Industrial Development Authority (Sarah Community);
Series 2013, Ref. RB	4.00%	05/01/2024	500	497,280
Series 2013, Ref. RB	4.50%	05/01/2028	1,500	1,498,710
Cape Girardeau (County of) Industrial Development Authority (South Eastern Health); Series 2017, Ref. Health Facilities RB	5.00%	03/01/2036	2,000	2,146,760
Cape Girardeau (County of) Industrial Development Authority (St. Francis Medical Center); Series 2009 A, Health Facilities RB(c)(d)	5.00%	06/01/2019	525	547,743
Kansas City (City of) Industrial Development Authority (Downtown Redevelopment District);
Series 2011 A, Ref. RB	5.50%	09/01/2023	1,000	1,112,990
Series 2011 A, Ref. RB	5.50%	09/01/2024	2,000	2,225,980
Series 2011 A, Ref. RB	5.50%	09/01/2028	2,000	2,225,980
Kansas City (City of); Series 2017 C, Ref. Special Obligation RB	5.00%	09/01/2032	1,850	2,122,505
Kirkwood (City of) Industrial Development Authority (Aberdeen Heights); Series 2017, Ref. Retirement Community RB	5.25%	05/15/2032	2,685	2,898,189
Manchester (City of) (Highway 141/Manchester Road); Series 2010, Ref. Transportation Tax Increment Allocation RB	6.00%	11/01/2025	1,500	1,499,295
Missouri (State of) Health & Educational Facilities Authority (Lutheran Senior Services); Series 2016, Ref. Senior Living Facilities RB	5.00%	02/01/2033	1,305	1,417,635
Missouri (State of) Joint Municipal Electric Utility Commission (Iatan 2); Series 2014 A, Ref. Power Project RB	5.00%	01/01/2029	2,000	2,243,120
Missouri (State of) Joint Municipal Electric Utility Commission (Prairie Street);
Series 2015 A, Ref. Power Project RB	5.00%	06/01/2027	1,500	1,710,810
Series 2015 A, Ref. Power Project RB	5.00%	12/01/2027	640	728,147
St. Louis (County of) Industrial Development Authority (Friendship Village of Sunset Hills);
Series 2012, Senior Living Facilities RB	4.50%	09/01/2023	340	373,310
Series 2012, Senior Living Facilities RB	5.00%	09/01/2032	1,490	1,607,993
				24,856,447

Nebraska–1.38%
Central Plains Energy Project (No. 3);
Series 2012, Gas RB(j)	5.00%	09/01/2032	5,000	5,422,150
Series 2012, Gas RB(j)	5.25%	09/01/2037	5,000	5,474,400
Lincoln (County of) Hospital Authority No. 1 (Great Plains Regional Medical Center);
Series 2012, Ref. RB	4.00%	11/01/2022	720	759,845
Series 2012, Ref. RB	5.00%	11/01/2023	500	544,880
Nebraska (State of) Municipal Energy Agency; Series 2009 A, Ref. Power Supply System RB(c)(d)	5.13%	04/01/2019	560	582,226

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20                         Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Nebraska–(continued)
Public Power Generation Agency (Whelan Energy Center Unit 2); Series 2016 A, Ref. RB	5.00%	01/01/2034	$5,000	$5,633,900
				18,417,401

Nevada–0.76%
Carson City (City of) (Carson-Tahoe Regional Medical Center); Series 2012, Ref. Hospital RB	5.00%	09/01/2027	1,000	1,086,190
Clark (County of) (Special Improvement District No. 159);
Series 2015, Local Improvement Special Assessment RB	5.00%	08/01/2026	150	160,032
Series 2015, Local Improvement Special Assessment RB	5.00%	08/01/2029	1,395	1,470,874
Series 2015, Local Improvement Special Assessment RB	5.00%	08/01/2031	1,535	1,606,516
Series 2015, Local Improvement Special Assessment RB	5.00%	08/01/2032	375	391,016
Director of the State of Nevada Department of Business & Industry (Republic Services, Inc.); Series 2003, Solid Waste Disposal RB(a)(c)(e)	5.63%	06/01/2018	1,100	1,110,593
Humboldt (County of) (Idaho Power Co.); Series 2003, Ref. PCR	5.15%	12/01/2024	1,800	1,885,284
Las Vegas (City of) Redevelopment Agency; Series 2009 A, Tax Increment Allocation RB(c)(d)	7.00%	06/15/2019	1,000	1,068,700
Washoe County School District; Series 2008 A, School Improvement Limited Tax GO Bonds(c)(d)	4.75%	06/01/2018	1,405	1,416,957
				10,196,162

New Hampshire–0.12%
New Hampshire (State of) Health & Education Facilities Authority (Southern New Hampshire University); Series 2012, RB	5.00%	01/01/2027	1,500	1,632,690

New Jersey–5.60%
Gloucester (County of) Pollution Control Financing Authority (Logan); Series 2014 A, Ref. PCR(a)	5.00%	12/01/2024	4,000	4,327,600
New Jersey (State of) Economic Development Authority (Paterson Charter School for Science and Technology Inc.);
Series 2012 C, RB	5.00%	07/01/2022	1,350	1,356,169
Series 2012 C, RB	5.00%	07/01/2032	475	438,929
New Jersey (State of) Economic Development Authority (The Goethals Bridge Replacement);
Series 2013, Private Activity RB(a)	5.00%	07/01/2021	425	464,576
Series 2013, Private Activity RB(a)	5.00%	01/01/2028	1,000	1,115,270
Series 2013, Private Activity RB(a)	5.50%	01/01/2026	1,390	1,586,393
Series 2013, Private Activity RB(a)	5.50%	01/01/2027	1,130	1,296,957
New Jersey (State of) Economic Development Authority;
Series 2012, Ref. RB	5.00%	06/15/2023	2,000	2,187,460
Series 2012, Ref. RB	5.00%	06/15/2025	3,050	3,308,823
Series 2017 A, Ref. Motor Vehicle Surcharge Sub. RB(INS–BAM)(b)	5.00%	07/01/2028	3,500	3,989,440
New Jersey (State of) Health Care Facilities Financing Authority (Meridian Health System Obligated Group);
Series 2011, Ref. RB	5.00%	07/01/2025	1,500	1,665,900
Series 2011, Ref. RB	5.00%	07/01/2027	2,000	2,200,300
New Jersey (State of) Health Care Facilities Financing Authority (Princeton Healthcare System);
Series 2016, Ref. RB	5.00%	07/01/2030	1,200	1,365,276
Series 2016, Ref. RB	5.00%	07/01/2031	1,000	1,132,240
New Jersey (State of) Health Care Facilities Financing Authority (St. Clare’s Hospital, Inc.) Series 2004 A, Ref. RB(d)	5.25%	07/01/2020	1,000	1,083,150
New Jersey (State of) Transportation Trust Fund Authority;
Series 2010 D, Transportation System RB	5.25%	12/15/2023	4,000	4,449,920
Series 2013 AA, Transportation Program RB	5.00%	06/15/2021	5,270	5,658,821
Series 2014, Transportation Program Floating Rate RN (SIFMA Municipal Swap Index + 1.00%)(c)(g)	2.09%	12/15/2019	2,500	2,499,775
Subseries 2016 A-2, Federal Highway Reimbursement RN	5.00%	06/15/2028	10,000	10,074,900
New Jersey (State of) Turnpike Authority; Series 2017 A, RB	5.00%	01/01/2034	5,000	5,703,900
North Hudson Sewerage Authority; Series 2012 A, Sr. Lien Gross Revenue Lease Ctfs.	5.00%	06/01/2024	605	667,878
Salem (County of) Pollution Control Financing Authority (Chambers); Series 2014 A, Ref. PCR(a)	5.00%	12/01/2023	5,000	5,379,050

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21                         Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New Jersey–(continued)
Tobacco Settlement Financing Corp.;
Series 2007 1-A, Asset-Backed RB	4.50%	06/01/2023	$6,200	$6,230,070
Series 2007 1-A, Asset-Backed RB	5.00%	06/01/2029	4,810	4,817,263
Series 2007 1-A, Asset-Backed RB	5.00%	06/01/2041	2,000	1,998,200
				74,998,260

New Mexico–0.81%
Farmington (City of) (Public Service Co. of New Mexico San Juan); Series 2010 A, Ref. PCR(c)	5.20%	06/01/2020	1,700	1,805,774
New Mexico (State of) Hospital Equipment Loan Council (Haverland Charter Lifestyle Group); Series 2013, First Mortgage RB	4.00%	07/01/2022	1,725	1,785,133
New Mexico (State of) Hospital Equipment Loan Council (La Vida Llena); Series 2010 A, First Mortgage RB	5.00%	07/01/2019	265	271,098
New Mexico (State of) Hospital Equipment Loan Council (Presbyterian Health Care Services); Series 2008 A, Hospital RB(c)(d)	6.00%	08/01/2018	1,000	1,019,320
New Mexico (State of) Municipal Energy Acquisition Authority; Subseries 2014 B, Gas Supply Floating Rate RB (1 mo. USD LIBOR + 0.75%)(c)(g)	1.81%	08/01/2019	6,000	6,002,880
				10,884,205

New York–7.72%
Brooklyn Arena Local Development Corp. (Barclays Center);
Series 2009, PILOT RB(d)	5.75%	07/15/2019	290	306,843
Series 2009, PILOT RB	5.75%	07/15/2019	710	746,664
Build NYC Resource Corp. (Pratt Paper Inc.);
Series 2014, Ref. Waste Disposal RB(a)(e)	3.75%	01/01/2020	800	814,336
Series 2014, Ref. Waste Disposal RB(a)(e)	4.50%	01/01/2025	1,000	1,096,520
Hudson Yards Infrastructure Corp.; Series 2017 A, Ref. Second Indenture RB	5.00%	02/15/2035	5,000	5,720,850
Long Island (City of) Power Authority;
Series 2014 A, Ref. RB	5.00%	09/01/2034	4,000	4,464,080
Series 2014 C, Ref. Electric System General Floating Rate RN (1 mo. USD LIBOR + 0.65%)(c)(g)	1.75%	11/01/2018	5,000	5,002,400
Series 2017, Electric System General RB	5.00%	09/01/2034	2,250	2,577,443
Metropolitan Transportation Authority (Green Bonds); Series 2017 C-2, Ref. CAB RB(f)	0.00%	11/15/2029	1,000	674,760
Metropolitan Transportation Authority;
Series 2002 A, Ref. Service Contract RB	5.75%	07/01/2018	1,000	1,014,540
Subseries 2005 E-1, VRD RB (LOC-Bank of Montreal (The))(i)(k)	1.16%	11/01/2035	1,000	1,000,000
Subseries 2012 A-2, Transportation Floating Rate RB (SIFMA Municipal Swap Index + 0.58%)(c)(g)	1.67%	06/01/2019	5,000	5,006,950
Subseries 2012 G-4, Ref. Floating Rate RB (1 mo. USD LIBOR + 0.55%)(c)(g)	1.61%	11/01/2022	3,000	2,973,870
Nassau County Tobacco Settlement Corp.; Series 2006 A-2, Sr. Asset-Backed RB	5.25%	06/01/2026	2,100	2,100,357
New York & New Jersey (States of) Port Authority; Two Hundred Second Series 2017, Ref. Consolidated RB(a)	5.00%	10/15/2035	3,000	3,406,290
New York (City of) Industrial Development Agency (Brooklyn Navy Yard Cogen Partners); Series 1997, Industrial Development RB(a)	5.65%	10/01/2028	3,500	3,493,140
New York (City of) Industrial Development Agency (Queens Baseball Stadium); Series 2009, PILOT RB (INS–AGC)(b)	5.00%	01/01/2019	200	205,566
New York (City of) Transitional Finance Authority;
Series 2009 S-3, Building Aid RB(h)	5.00%	01/15/2021	1,000	1,030,720
Series 2017 A-2, Future Tax Sec. RB	5.00%	08/01/2035	10,000	11,523,100
New York (City of);
Series 2016 E, Ref. Unlimited Tax GO Bonds	5.00%	08/01/2027	5,000	5,876,750
Subseries 2008 J-4, Unlimited Tax GO Floating Rate Bonds (SIFMA Municipal Swap Index + 0.55%)(g)	1.64%	08/01/2025	3,000	3,000,000
New York (State of) Dormitory Authority (General Purpose); Series 2017 A, Ref. State Personal Income Tax RB	4.00%	02/15/2034	5,000	5,281,250
New York (State of) Dormitory Authority (Orange Regional Medical Center);
Series 2017, Ref. RB(e)	5.00%	12/01/2033	2,000	2,177,400
Series 2017, Ref. RB(e)	5.00%	12/01/2034	1,000	1,084,650

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22                         Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
New York Transportation Development Corp. (American Airlines, Inc.); Series 2016, Ref. Special Facilities RB(a)	5.00%	08/01/2026	$5,000	$5,355,650
New York Transportation Development Corp. (LaGuardia Airport Terminal B Redevelopment); Series 2016 A, Special Facilities RB(a)	5.00%	07/01/2034	4,000	4,402,240
Niagara Falls (City of); Series 1994, Public Improvement Unlimited Tax GO Bonds (INS–NATL)(b)	6.90%	03/01/2020	5	5,021
Onondaga Civic Development Corp. (St. Joseph’s Hospital Health Center); Series 2014 A, RB(c)(d)	4.63%	07/01/2019	1,000	1,041,000
Rockland Tobacco Asset Securitization Corp.; Series 2001, Tobacco Settlement Asset-Backed RB	5.63%	08/15/2035	4,000	4,109,680
Syracuse (City of) Industrial Development Agency (Carousel Center); Series 2016 A, Ref. PILOT RB(a)	5.00%	01/01/2032	1,250	1,358,650
Triborough Bridge & Tunnel Authority; Subseries 2016 B-4A, Ref. General Floating Rate RB (1 mo. USD LIBOR + 0.70%)(c)(g)	1.76%	02/01/2021	5,550	5,582,856
TSASC, Inc.;
Series 2017 A, Ref. Tobacco Settlement RB	5.00%	06/01/2029	5,000	5,754,150
Series 2017 A, Ref. Tobacco Settlement RB	5.00%	06/01/2033	1,500	1,694,070
Series 2017 A, Ref. Tobacco Settlement RB	5.00%	06/01/2034	2,990	3,366,710
				103,248,506

North Carolina–1.51%
Charlotte (City of) (Charlotte Douglas International Airport);
Series 2017 A, Airport RB	5.00%	07/01/2034	750	872,588
Series 2017 A, Airport RB	5.00%	07/01/2035	1,000	1,159,910
New Hanover (County of) (New Hanover Regional Medical Center); Series 2017, Ref. Hospital RB	5.00%	10/01/2036	1,500	1,698,735
North Carolina (State of) Department of Transportation (I-77 HOT Lanes);
Series 2015, RB(a)	5.00%	06/30/2026	1,700	1,913,775
Series 2015, RB(a)	5.00%	06/30/2027	1,215	1,360,168
Series 2015, RB(a)	5.00%	06/30/2029	1,340	1,487,145
Series 2015, RB(a)	5.00%	06/30/2030	1,405	1,552,539
North Carolina (State of) Eastern Municipal Power Agency;
Series 2008 C, Power System RB(d)	6.00%	01/01/2019	240	249,202
Series 2008 C, Power System RB(c)(d)	6.75%	01/01/2019	1,000	1,044,080
North Carolina (State of) Medical Care Commission (Lutheran Services); Series 2012, Ref. First Mortgage Health Care Facilities RB	4.25%	03/01/2024	1,575	1,666,917
North Carolina (State of) Municipal Power Agency #1 (Catawba); Series 2015 A, Ref. Electric RB	5.00%	01/01/2028	5,000	5,764,700
North Carolina (State of) Turnpike Authority; Series 2017, Ref. Sr. Lien Triangle Expressway System RB (INS–AGM)(b)	5.00%	01/01/2031	1,250	1,438,450
				20,208,209

North Dakota–0.36%
Burleigh (County of) (University of Mary);
Series 2016, Education Facilities RB	4.38%	04/15/2026	755	756,653
Series 2016, Education Facilities RB	5.10%	04/15/2036	2,815	2,824,121
North Dakota (State of) Public Finance Authority (State Revolving Fund Program); Series 2008 A, Ref. RB(c)(d)	5.50%	10/01/2018	1,195	1,224,278
				4,805,052

Ohio–2.47%
Adams (County of) (Adams County Hospital); Series 2005, Hospital Facility Improvement RB	6.25%	09/01/2020	415	365,432
American Municipal Power, Inc. (Amp Fremont Energy Center); Series 2012, RB	5.00%	02/15/2021	1,250	1,360,000
American Municipal Power, Inc. (Hydroelectric); Series 2009 C, RB	5.25%	02/15/2019	1,175	1,216,865
Buckeye Tobacco Settlement Financing Authority; Series 2007 A-2, Sr. Asset-Backed Turbo RB	5.88%	06/01/2047	4,000	3,825,040
Centerville (City of) (Graceworks Lutheran Services); Series 2017, Ref. Health Care RB	5.25%	11/01/2037	2,195	2,342,241
Cleveland (City of) & Cuyahoga (County of) Port Authority (Constellation Schools); Series 2014 A, Ref. & Improvement Lease RB(e)	5.75%	01/01/2024	905	947,273
Cleveland (City of) (Bridges & Roadways Improvements); Series 2008 B, Sub. Lien Income Tax RB(c)(d)	5.00%	04/01/2018	1,555	1,559,852

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23                         Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Ohio–(continued)
Cleveland (City of); Series 2012 A, Ref. Airport System RB	5.00%	01/01/2027	$2,750	$2,981,742
Cuyahoga (County of) (Metrohealth System);
Series 2017, Ref. Hospital RB	5.00%	02/15/2031	1,750	1,915,025
Series 2017, Ref. Hospital RB	5.00%	02/15/2032	2,500	2,723,850
Franklin (County of) (First Community Village Obligated Group); Series 2013, Ref. Health Care Facilities RB	5.25%	07/01/2033	1,000	995,760
Hamilton (County of) (Christ Hospital); Series 2012, Health Care Facilities RB	5.25%	06/01/2023	1,500	1,683,840
Hamilton (County of); Series 2016 A, Ref. Sales Tax RB	5.00%	12/01/2027	3,410	4,074,848
Lancaster Port Authority; Series 2014, Ref. Gas Supply Floating Rate RB (1 mo. USD LIBOR + 0.72%)(c)(g)	1.78%	08/01/2019	2,000	2,002,020
Montgomery (County of) (St. Leonard); Series 2010, Ref. & Improvement Health Care & MFH RB	6.00%	04/01/2020	395	411,811
Ohio (State of) (Portsmouth Bypass); Series 2015, Private Activity RB(a)	5.00%	12/31/2025	1,300	1,503,151
Ohio (State of) Air Quality Development Authority (FirstEnergy Generation Corp.); Series 2009 C, Ref. PCR	5.63%	06/01/2018	1,160	1,108,148
Ohio (State of) Air Quality Development Authority (Pratt Paper LLC); Series 2017, Exempt Facility RB(a)(e)	3.75%	01/15/2028	2,000	2,004,860
				33,021,758

Oklahoma–0.70%
Comanche (County of) Hospital Authority; Series 2015, Ref. RB	5.00%	07/01/2023	2,815	3,034,204
Payne (County of) Economic Development Authority (Epworth Living at the Ranch); Series 2016 B-2, RB	4.75%	11/01/2023	1,280	960,192
Tulsa (City of) Municipal Airport Trust (American Airlines Group, Inc.); Series 2015, Ref. RB(a)(c)	5.00%	06/01/2025	5,000	5,412,900
				9,407,296

Oregon–0.52%
Portland (Port of); Series 2017 24-B, Airport RB(a)	5.00%	07/01/2035	3,255	3,662,461
Salem (City of) Hospital Facility Authority (Capital Manor, Inc.); Series 2012, Ref. RB	5.00%	05/15/2022	1,000	1,086,200
Tri-County Metropolitan Transportation District; Series 2011 A, Capital Grant Receipt RB(c)(d)	5.00%	10/01/2021	2,000	2,215,060
				6,963,721

Pennsylvania–6.19%
Allegheny (County of) Hospital Development Authority (University of Pittsburgh Medical Center); Series 2008 A, RB	5.00%	09/01/2018	3,000	3,052,710
Allegheny (County of) Industrial Development Authority (Residential Resources, Inc.); Series 2006, Lease RB	5.00%	09/01/2021	410	410,890
Beaver (County of) Industrial Development Authority (FirstEnergy Generation); Series 2008 B, Ref. PCR(c)	4.25%	04/01/2021	2,500	2,293,750
Commonwealth Financing Authority;
Series 2018, Tobacco Master Settlement Payment RB	5.00%	06/01/2030	5,500	6,199,930
Series 2018, Tobacco Master Settlement Payment RB	5.00%	06/01/2031	2,000	2,245,360
Cumberland (County of) Municipal Authority (Asbury Obligated Group);
Series 2012, Ref. RB	5.00%	01/01/2022	615	652,761
Series 2012, Ref. RB	5.25%	01/01/2027	1,275	1,334,695
Girard School District;
Series 1992 B, Unlimited Tax CAB GO Bonds(INS–NATL)(b)(f)	0.00%	10/01/2018	700	691,320
Series 1992 B, Unlimited Tax CAB GO Bonds(INS–NATL)(b)(f)	0.00%	10/01/2019	250	241,013
Lehigh (County of) General Purpose Authority (Bible Fellowship Church Homes, Inc.); Series 2013, RB	4.25%	07/01/2020	2,040	2,060,094
Montgomery (County of) Industrial Development Authority (ACTS Retirement-Life Community); Series 2012, Ref. RB	5.00%	11/15/2025	2,000	2,194,880
Montgomery (County of) Industrial Development Authority (PECO Energy Company); Series 1999, Ref. RB(a)(c)	2.70%	04/01/2020	4,380	4,387,884
Northampton (County of) Industrial Development Authority (Morningstar Senior Living, Inc.); Series 2012, RB	5.00%	07/01/2027	1,500	1,563,255

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24                         Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Pennsylvania–(continued)
Pennsylvania (Commonwealth of); First Series 2017, Ref. Unlimited Tax GO Bonds	5.00%	01/01/2028	$5,000	$5,745,400
Pennsylvania (State of) Economic Development Financing Authority (PA Bridges Finco L.P.);
Series 2015, RB(a)	5.00%	12/31/2027	5,965	6,739,555
Series 2015, RB(a)	5.00%	12/31/2034	2,630	2,878,903
Pennsylvania (State of) Turnpike Commission;
Second Series 2017, Ref. Sub. Motor License Fund Special RB	5.00%	12/01/2031	1,500	1,708,305
Second Series 2017, Ref. Sub. Motor License Fund Special RB	5.00%	12/01/2032	1,500	1,704,300
Second Series 2017, Ref. Sub. RB	5.00%	12/01/2030	3,990	4,519,234
Series 2013 B, Floating Rate RB (SIFMA Municipal Swap Index + 1.15%)(g)	2.24%	12/01/2019	2,000	2,021,940
Series 2014 B-1, Ref. Floating Rate RB (SIFMA Municipal Swap Index + 0.98%)(g)	2.07%	12/01/2021	5,000	5,092,750
Series 2015 A-2, Ref. Floating Rate RB (SIFMA Municipal Swap Index + 0.65%)(g)	1.74%	12/01/2018	6,455	6,463,843
Philadelphia (City of) Gas Works;
Series 2015, Ref. RB	5.00%	08/01/2031	1,000	1,131,330
Series 2015, Ref. RB	5.00%	08/01/2032	1,000	1,127,790
Philadelphia (City of) Hospitals & Higher Education Facilities Authority (Temple University Health System); Series 2017, Ref. RB	5.00%	07/01/2027	3,480	3,880,548
Philadelphia (City of) Industrial Development Authority (Thomas Jefferson University); Series 2017 A, Ref. RB	5.00%	09/01/2035	3,000	3,344,760
Philadelphia (City of);
Series 2017 B, Ref. Airport RB(a)	5.00%	07/01/2030	1,000	1,140,700
Series 2017 B, Ref. Airport RB(a)	5.00%	07/01/2031	2,000	2,274,500
Series 2017 B, Ref. Airport RB(a)	5.00%	07/01/2032	1,745	1,975,497
Philadelphia School District; Series 2007 A, Ref. Unlimited Tax GO Bonds (INS–NATL)(b)	5.00%	06/01/2025	2,400	2,690,520
Washington (County of) Industrial Development Authority (Washington Jefferson College); Series 2010, College RB(c)(d)	5.00%	05/01/2020	1,000	1,072,230
				82,840,647

Rhode Island–0.52%
Rhode Island Health & Educational Building Corp. (University of Rhode Island — Auxiliary Enterprise); Series 2013 C, Ref. Higher Education Facility RB	5.00%	09/15/2022	1,000	1,124,380
Tobacco Settlement Financing Corp.;
Series 2015 A, Ref. RB	5.00%	06/01/2026	1,375	1,577,950
Series 2015 A, Ref. RB	5.00%	06/01/2027	900	1,022,697
Series 2015 A, Ref. RB	5.00%	06/01/2028	1,080	1,217,452
Series 2015 B, Ref. RB	2.25%	06/01/2041	1,985	1,983,551
				6,926,030

South Carolina–1.06%
Greenwood (County of) (Self Regional Healthcare); Series 2012 B, Ref. Hospital RB	5.00%	10/01/2026	4,650	5,088,774
Piedmont Municipal Power Agency; Series 2009 A-4, Ref. Electric RB	5.00%	01/01/2021	2,000	2,111,340
South Carolina (State of) Jobs-Economic Development Authority (AnMed Health); Series 2009 B, Ref. & Improvement Hospital RB (INS–AGC)(b)	5.00%	02/01/2019	1,000	1,031,820
South Carolina (State of) Jobs-Economic Development Authority (Lutheran Homes);
Series 2013, Health Facilities RB	5.00%	05/01/2023	1,000	1,084,510
Series 2013, Health Facilities RB	5.00%	05/01/2028	1,250	1,314,287
South Carolina (State of) Jobs-Economic Development Authority (Palmetto Health Alliance); Series 2013 A, Ref. Hospital RB	5.25%	08/01/2026	3,215	3,501,778
				14,132,509

South Dakota–0.09%
South Dakota (State of) Health & Educational Facilities Authority (Regional Health);
Series 2010, RB(c)(d)	5.00%	09/01/2020	605	654,386
Series 2010, RB(c)(d)	5.00%	09/01/2020	500	540,815
				1,195,201

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25                         Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Tennessee–1.04%
Bristol (City of) Industrial Development Board (Pinnacle); Series 2016, Tax Increment Allocation RB	4.25%	06/01/2021	$850	$861,636
Nashville (City of) & Davidson (County of) Metropolitan Government Health & Educational Facilities Board (Blakeford at Green Hills);
Series 2012, Ref. & Improvement RB	5.00%	07/01/2019	770	799,953
Series 2012, Ref. & Improvement RB	5.00%	07/01/2022	500	550,985
Nashville (City of) & Davidson (County of) Metropolitan Government Health & Educational Facilities Board (Vanderbilt University Medical Center);
Series 2016 A, RB	5.00%	07/01/2031	1,000	1,128,330
Series 2016 A, RB	5.00%	07/01/2035	2,000	2,224,240
Shelby (County of) Health, Educational & Housing Facilities Board (Methodist Le Bonheur Healthcare);
Series 2008 C, RB	5.25%	06/01/2018	1,000	1,009,520
Series 2017 A, RB	5.00%	05/01/2031	1,185	1,369,504
Shelby (County of) Health, Educational & Housing Facilities Board (The Village at Germantown Inc.); Series 2014, Residential Care Facility Mortgage RB	5.00%	12/01/2029	650	685,315
Tennessee Energy Acquisition Corp.;
Series 2006 C, Gas RB	5.00%	02/01/2023	1,360	1,512,946
Series 2006 C, Gas RB	5.00%	02/01/2024	3,225	3,631,608
Series 2006 C, Gas RB	5.00%	02/01/2027	150	172,044
				13,946,081

Texas–9.33%
Arlington Higher Education Finance Corp. (Universal Academy);
Series 2014 A, Education RB	5.88%	03/01/2024	300	303,240
Series 2014 A, Education RB	6.63%	03/01/2029	1,000	1,027,550
Austin (City of);
Series 2009 A, Ref. Water & Wastewater System RB(c)(d)	5.00%	11/15/2019	350	369,537
Series 2009 A, Ref. Water & Wastewater System RB(c)(d)	5.00%	11/15/2019	1,150	1,217,194
Austin Convention Enterprises, Inc.;
Series 2017, Ref. First Tier Convention Center RB	5.00%	01/01/2033	1,200	1,366,944
Series 2017, Ref. Sub. Second Tier Convention Center RB	5.00%	01/01/2032	500	554,520
Brownsville (City of);
Series 2008, Ref. Utilities System RB(c)(d)	5.00%	09/01/2018	1,010	1,027,695
Series 2008, Ref. Utilities System RB(INS–AGM)(b)	5.00%	09/01/2023	230	233,984
Capital Area Cultural Education Facilities Finance Corp. (The Roman Catholic Diocese of Austin);
Series 2005 A, RB	5.50%	04/01/2023	1,670	1,775,126
Series 2005 A, RB	5.50%	04/01/2025	1,610	1,706,616
Clifton Higher Education Finance Corp. (Idea Public Schools); Series 2013, Education RB	6.00%	08/15/2033	1,250	1,425,837
Clifton Higher Education Finance Corp. (International Leadership of Texas); Series 2015 A, Education RB	5.13%	08/15/2030	3,000	3,147,840
Dallas (City of) (Civic Center Convention Complex); Series 2009, Ref. & Improvement RB (INS–AGC)(b)	5.00%	08/15/2018	1,500	1,524,060
Dallas-Fort Worth (Cities of) International Airport; Series 2014 A, Ref. RB(a)	5.25%	11/01/2026	2,000	2,268,360
Decatur (City of) Hospital Authority (Wise Regional Health System);
Series 2014 A, Ref. RB	5.00%	09/01/2022	150	162,863
Series 2014 A, Ref. RB	5.00%	09/01/2023	150	163,353
Series 2014 A, Ref. RB	5.00%	09/01/2024	265	288,887
Series 2014 A, Ref. RB	5.25%	09/01/2029	1,000	1,080,400
Greenville (City of);
Series 2010, Ref. & Improvement Electric Utility System RB	5.00%	02/15/2025	2,355	2,429,936
Series 2010, Ref. & Improvement Electric Utility System RB	5.00%	02/15/2026	2,475	2,553,284
Gulf Coast Waste Disposal Authority;
Series 2013, Bayport Area System RB(INS–AGM)(b)	5.00%	10/01/2021	1,250	1,376,662
Series 2013, Bayport Area System RB(INS–AGM)(b)	5.00%	10/01/2023	2,610	2,927,950

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26                         Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Texas–(continued)
Harris County Cultural Education Facilities Finance Corp. (Brazos Presbyterian Homes, Inc.);
Series 2013 A, First Mortgage RB	4.00%	01/01/2023	$980	$1,005,519
Series 2013 A, First Mortgage RB	5.00%	01/01/2033	1,090	1,119,550
Harris County Cultural Education Facilities Finance Corp. (Memorial Hermann Health System); Series 2013 B, Ref. Hospital Floating Rate RB (SIFMA Municipal Swap Index + 0.75%)(g)	1.84%	06/01/2020	2,000	2,008,380
Harris County Cultural Education Facilities Finance Corp. (Texas Children’s Hospital); Series 2015, Floating Rate RB (1 mo. USD LIBOR + 0.85%)(c)(g)	1.94%	06/01/2020	5,000	5,030,450
Harris County Cultural Education Facilities Finance Corp. (YMCA of the Greater Houston Area); Series 2013 A, Ref. RB	5.00%	06/01/2028	1,500	1,611,390
Harris County Health Facilities Development Corp. (Memorial Hermann Healthcare System); Series 2008 B, Ref. RB(c)(d)	7.00%	12/01/2018	500	520,765
Harris County Health Facilities Development Corp. (TECO); Series 2008, Thermal Utility RB(c)(d)	5.25%	11/15/2018	1,950	2,004,366
Harris County Industrial Development Corp. (Deer Park Refining Limited Partnership); Series 2006, Solid Waste Disposal RB(c)(d)	5.00%	12/01/2019	2,500	2,644,925
Hopkins (County of) Hospital District; Series 2008, RB	5.50%	02/15/2023	500	500,925
Houston (City of);
Series 2011 A, Ref. Sub. Lien Airport System RB(a)	5.00%	07/01/2025	1,000	1,086,730
Series 2015 C, Ref. Airport System RB(a)	5.00%	07/15/2020	5,000	5,285,700
Series 2016 A, Ref. Public Improvement Limited Tax GO Bonds	5.00%	03/01/2031	5,000	5,729,300
Series 2016 A, Ref. Public Improvement Limited Tax GO Bonds	5.00%	03/01/2033	3,000	3,414,660
Houston Higher Education Finance Corp. (Cosmos Foundation, Inc.);
Series 2011 A, RB(d)	5.88%	05/15/2021	505	537,977
Series 2012 A, RB	4.00%	02/15/2022	340	351,642
Katy (City of) Independent School District; Series 2015 C, Ref. Unlimited Tax GO Floating Rate Bonds (CEP–Texas Permanent School Fund) (1 mo. USD LIBOR + 0.55%)(c)(g)	1.61%	08/15/2019	8,000	8,000,000
Mesquite Health Facilities Development Corporation (Christian Care Centers, Inc.); Series 2014, Ref. RB	5.00%	02/15/2024	350	383,299
New Hope Cultural Education Facilities Corp. (Morningside Ministries); Series 2013, First Mortgage RB	6.25%	01/01/2033	1,600	1,783,360
New Hope Cultural Education Facilities Corp. (Wesleyan Homes Inc.);
Series 2014, Retirement Facilities RB	5.25%	01/01/2029	1,500	1,607,310
Series 2014, Retirement Facilities RB	5.50%	01/01/2035	1,400	1,505,294
New Hope Cultural Education Facilities Finance Corp. (MRC Senior Living-The Langford);
Series 2016 B-1, TEMPS-80SM RB	3.25%	11/15/2022	1,300	1,281,540
Series 2016 B-2, TEMPS-50SM RB	3.00%	11/15/2021	500	497,730
New Hope Cultural Education Facilities Finance Corp. (Tarleton State University); Series 2014 A, Student Housing RB	5.00%	04/01/2029	620	690,457
Newark High Education Finance Corp. (A+ Charter Schools, Inc.); Series 2015 A, Education RB(e)	4.63%	08/15/2025	1,000	1,030,810
North Texas Tollway Authority;
Series 2014 C, Ref. First Tier Floating Rate RB (SIFMA Municipal Swap Index + 0.67%)(c)(g)	1.76%	01/01/2020	5,000	5,009,250
Series 2017 B, Ref. Second Tier System RB(INS–AGM)(b)	4.00%	01/01/2034	750	789,315
Series 2017 B, Ref. Second Tier System RB(INS–AGM)(b)	4.00%	01/01/2035	2,500	2,623,250
Port Beaumont Navigation District (Jefferson Energy Companies); Series 2016, Dock & Wharf Facility RB(a)(c)(e)	7.25%	02/13/2020	2,000	2,078,340
Pottsboro Higher Education Finance Corp. (Imagine International Academy of North Texas, LLC); Series 2016 A, Education RB	5.00%	08/15/2036	1,810	1,836,770
SA Energy Acquisition Public Facility Corp.; Series 2007, Gas Supply RB	5.50%	08/01/2021	1,475	1,638,327
Tarrant County Cultural Education Facilities Finance Corp. (Baylor Health Care System);
Series 2009, Ref. Hospital RB(c)(d)	5.75%	11/15/2018	435	448,333
Series 2009, Ref. Hospital RB(c)(d)	5.75%	11/15/2018	565	582,724
Tarrant County Cultural Education Facilities Finance Corp. (CHRISTUS Health); Series 2008, Ref. RB (INS–AGC)(b)	5.75%	07/01/2018	380	385,255
Tarrant County Cultural Education Facilities Finance Corp. (Methodist Hospitals of Dallas); Series 2008 B, Ref. VRD Hospital RB (LOC–TD Bank, N.A.)(i)(k)	1.15%	10/01/2041	3,200	3,200,000
Tarrant County Cultural Education Facilities Finance Corp. (SQLC Senior Living Center at Corpus Christi, Inc.-Mirador); Series 2017 A, Retirement Facility RB	4.13%	11/15/2028	2,680	2,170,773

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27                         Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Texas–(continued)
Texas (State of) Transportation Commission (Central Texas Turnpike System); Series 2015 C, Ref. Sub. RB	5.00%	08/15/2033	$5,000	$5,560,950
Texas (State of) Turnpike Authority (Central Texas Turnpike System);
Series 2002, First Tier CAB RB(d)(f)	0.00%	08/15/2018	3,280	3,258,910
Series 2002 A, First Tier CAB RB(INS–AMBAC)(b)(f)	0.00%	08/15/2018	2,420	2,403,133
Texas Municipal Gas Acquisition & Supply Corp. I; Series 2008 D, Sr. Lien Gas Supply RB	6.25%	12/15/2026	3,000	3,518,880
Texas Municipal Gas Acquisition & Supply Corp. III;
Series 2012, Gas Supply RB	5.00%	12/15/2021	2,600	2,862,002
Series 2012, Gas Supply RB	5.00%	12/15/2022	500	559,390
Series 2012, Gas Supply RB	5.00%	12/15/2023	3,950	4,413,493
Series 2012, Gas Supply RB	5.00%	12/15/2028	1,775	1,949,536
Travis County Cultural Education Facilities Finance Corp. (Wayside Schools);
Series 2012 A, Education RB	4.63%	08/15/2022	395	418,965
Series 2012 A, Education RB	5.00%	08/15/2027	585	620,527
				124,892,040

Utah–0.37%
Salt Lake City (City of); Series 2017 A, Airport RB(a)	5.00%	07/01/2034	3,500	3,950,345
Utah (State of) Charter School Finance Authority (North Davis Preparatory Academy); Series 2010, Charter School RB	6.38%	07/15/2040	1,000	1,064,310
				5,014,655

Virgin Islands–0.49%
Virgin Islands (Government of) Port Authority;
Series 2014 A, Ref. Marine RB(a)	5.00%	09/01/2022	1,320	1,380,113
Series 2014 A, Ref. Marine RB(a)	5.00%	09/01/2023	1,000	1,039,920
Virgin Islands (Government of) Public Finance Authority (Matching Fund Loan Note); Series 2009 B, Ref. Sr. Lien RB	5.00%	10/01/2025	2,950	2,079,750
Virgin Islands (Government of) Public Finance Authority; Series 2009 B, Ref. Sr. Lien RB	5.00%	10/01/2019	2,500	2,106,250
				6,606,033

Virginia–1.02%
Dulles Town Center Community Development Authority (Dulles Town Center);
Seires 2012, Ref. Special Assessment RB	5.00%	03/01/2022	1,100	1,161,468
Series 2012, Ref. Special Assessment RB	4.25%	03/01/2026	700	700,511
Series 2012, Ref. Special Assessment RB	5.00%	03/01/2021	1,395	1,467,847
Fairfax (County of) Economic Development Authority (Vinson Hall, LLC); Series 2013 A, Residential Care Facility RB	4.00%	12/01/2022	850	877,285
Fairfax (County of) Industrial Development Authority (Inova Health System); Series 2009 A, Health Care RB(c)(d)	5.13%	05/15/2019	1,000	1,044,010
Virginia (State of) Small Business Financing Authority (95 Express Lanes, LLC); Series 2017, Sr. Lien RB(a)	5.00%	07/01/2034	5,000	5,362,850
Virginia (State of) Small Business Financing Authority (Elizabeth River Crossings Opco, LLC); Series 2012, Sr. Lien RB(a)	5.00%	01/01/2027	2,500	2,752,775
Washington (County of) Industrial Development Authority (Mountain States Health Alliance); Series 2009 C, Hospital Facility RB	7.25%	07/01/2019	280	292,390
				13,659,136

Washington–1.55%
Chelan (County of) Public Utility District No. 1; Series 2011 A, Ref. Consolidated RB(a)	5.50%	07/01/2025	1,000	1,106,410
Clark (County of) Public Utility District No. 1; Series 2009, Ref. Electric System RB(c)(d)	5.00%	01/01/2019	1,000	1,029,690
FYI Properties (Washington State District); Series 2009, Lease RB	5.25%	06/01/2026	2,000	2,091,000
Seattle (City of); Series 2008, Ref. & Improvement Municipal Light & Power RB(c)(d)	5.75%	04/01/2019	1,725	1,804,971
Seattle (Port of) (SEATAC Fuel Facilities LLC);
Series 2013, Ref. Special Facility RB(a)	5.00%	06/01/2021	650	707,993
Series 2013, Ref. Special Facility RB(a)	5.00%	06/01/2024	1,560	1,722,318

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28                         Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Washington–(continued)
Tes Properties; Series 2009, RB(c)(d)	5.00%	06/01/2019	$1,000	$1,043,950
Washington (State of) Health Care Facilities Authority (PeaceHealth); Series 2014 A, Ref. RB	5.00%	11/15/2027	500	560,920
Washington (State of) Health Care Facilities Authority (Virginia Mason Medical Center);
Series 2017, Ref. RB	5.00%	08/15/2030	2,000	2,260,260
Series 2017, Ref. RB	5.00%	08/15/2035	1,045	1,159,553
Series 2017, Ref. RB	5.00%	08/15/2036	1,000	1,107,090
Washington (State of) Higher Education Facilities Authority (Whitworth University); Series 2009, Ref. RB(c)(d)	5.13%	10/01/2019	1,500	1,580,970
Washington (State of) Housing Finance Commission (Heron’s Key Senior Living); Series 2015 B-2, TEMPS-65SM RB(e)	4.88%	01/01/2022	905	905,398
Washington (State of) Tobacco Settlement Authority; Series 2013, Ref. RB	5.00%	06/01/2022	3,260	3,661,893
				20,742,416

West Virginia–0.59%
Monongalia (County of) Commission Special District (University Town Centre Economic Opportunity Development District); Series 2017 A, Ref. Excise Tax & Improvement RB(e)	5.50%	06/01/2037	2,000	2,061,200
West Virginia (State of) Commissioner of Highways (Surface Transportation Improvements); Series 2017 A, Special Obligation RB	5.00%	09/01/2029	2,980	3,490,861
West Virginia (State of) Economic Development Authority (Entsorga West Virginia LLC); Series 2016, Solid Waste Disposal Facilities RB(a)(e)	6.75%	02/01/2026	2,000	1,947,420
West Virginia (State of) Hospital Finance Authority (Thomas Health System); Series 2008, RB	6.00%	10/01/2020	330	333,739
				7,833,220

Wisconsin–2.40%
Milwaukee (County of);
Series 2010 B, Ref. Airport RB(a)	5.00%	12/01/2022	1,250	1,306,775
Series 2010 B, Ref. Airport RB(a)	5.00%	12/01/2023	1,000	1,044,720
Public Finance Authority (American Dream at Meadowlands); Series 2017, Limited Obligation Grant RB(e)	6.25%	08/01/2027	5,000	5,313,950
Superior (City of) (Superior Water, Light & Power Co.); Series 2007 A, Ref. Collateralized Utility RB(a)	5.38%	11/01/2021	1,370	1,374,192
Wisconsin (State of) Health & Educational Facilities Authority (Benevolent Corp. Cedar Community);
Series 2017, Ref. RB	5.00%	06/01/2030	1,560	1,660,277
Series 2017, Ref. RB	5.00%	06/01/2032	1,720	1,814,445
Wisconsin (State of) Health & Educational Facilities Authority (Mercy Alliance);
Series 2012, RB	5.00%	06/01/2025	2,450	2,669,447
Series 2012, RB	5.00%	06/01/2026	1,000	1,084,560
Wisconsin (State of) Public Finance Authority (Bancroft Neurohearlth); Series 2016 A, RB(e)	5.00%	06/01/2025	1,000	1,066,850
Wisconsin (State of) Public Finance Authority (Goodwill Industries of Southern Nevada); Series 2015, RB(l)	5.50%	12/01/2035	1,875	1,312,500
Wisconsin (State of) Public Finance Authority (Mary’s Woods at Marylhurst); Series 2017 A, Ref. TEMPS-85SM Senior Living RB(e)	3.95%	11/15/2024	1,000	1,014,620
Wisconsin (State of) Public Finance Authority (Prime Healthcare Foundation, Inc.); Series 2018 A, RB	5.20%	12/01/2037	4,000	4,060,800
Wisconsin (State of) Public Finance Authority (Roseman University of Health Sciences);
Series 2012, RB	5.00%	04/01/2022	720	759,298
Series 2015, Ref. RB	5.00%	04/01/2025	1,385	1,476,424
Wisconsin (State of) Public Finance Authority (Wittenberg University); Series 2016, Higher Education Facility RB(e)	4.13%	12/01/2024	2,900	2,759,205
Wisconsin Health & Educational Facilities Authority (American Baptist Homes of the Midwest Obligated Group); Series 2017, Ref. RB	5.00%	08/01/2032	3,250	3,345,777
				32,063,840

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29                         Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Wyoming–0.24%
Lincoln (County of), (ExxonMobil); Series 2014, Ref. VRD PCR(i)	1.14%	10/01/2044	$1,500	$1,500,000
Wyoming (State of) Municipal Power Agency; Series 2017 A, Ref. Power Supply RB (INS–BAM)(b)	5.00%	01/01/2031	1,500	1,706,205
				3,206,205
TOTAL INVESTMENTS IN SECURITIES(m)–100.79% (Cost $1,322,969,812)				1,348,587,387
FLOATING RATE NOTE OBLIGATIONS–(1.72)%
Notes with interest and fee rates ranging from 1.62% to 1.71% at 02/28/2018 and contractual maturities of collateral ranging from 01/15/2021 to 07/01/2031 (See Note 1J)(n)				(23,035,000)
OTHER ASSETS LESS LIABILITIES–0.93%				12,501,517
NET ASSETS–100.00%				$1,338,053,904

Investment Abbreviations:

AGC	– Assured Guaranty Corp.
AGM	– Assured Guaranty Municipal Corp.
AMBAC	– American Municipal Bond Assurance Corp.
BAM	– Build America Mutual Assurance Co.
CAB	– Capital Appreciation Bonds
CEP	– Credit Enhancement Provider
COP	– Certificates of Participation
Ctfs.	– Certificates
FTA	- Federal Transmission Administration
GO	– General Obligation
IDR	– Industrial Development Revenue Bonds
INS	– Insurer
Jr.	– Junior
LIBOR	– London Interbank Offered Rate
LOC	– Letter of Credit
MFH	– Multi-Family Housing

NATL	– National Public Finance Guarantee Corp.
PCR	– Pollution Control Revenue Bonds
PILOT	– Payment-in-Lieu-of-Tax
RAB	– Revenue Anticipation Bonds
RB	– Revenue Bonds
Ref.	– Refunding
RN	– Revenue Notes
Sec.	– Secured
SIFMA	– Securities Industry and Financial Markets Association
Sr.	– Senior
Sub.	– Subordinated
TEMPS	– Tax-Exempt Mandatory Paydown Securities
USD	– U.S. Dollar
VRD	– Variable Rate Demand
Wts.	– Warrants

Notes to Schedule of Investments:

(a)	Security subject to the alternative minimum tax.
(b)	Principal and/or interest payments are secured by the bond insurance company listed.
(c)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(d)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(e)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2018 was $70,015,041, which represented 5.23% of the Fund’s Net Assets.
(f)	Zero coupon bond issued at a discount.
(g)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2018.
(h)	Underlying security related to TOB Trusts entered into by the Fund. See Note 1J.
(i)	Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically based on current market interest rates. Rate shown is the rate in effect on February 28, 2018.
(j)	Security subject to crossover refunding.
(k)	Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.
(l)	Defaulted security. Currently, the issuer is partially or fully in default with respect to interest payments. The value of this security at February 28, 2018 represented less than 1% of the Fund’s Net Assets.
(m)	Entities may either issue, guarantee, back or otherwise enhance the credit quality of a security. The entities are not primarily responsible for the issuer’s obligation but may be called upon to satisfy issuers obligations. No concentration of any single entity was greater than 5% each.
(n)	Floating rate note obligations related to securities held. The interest and fee rates shown reflect the rates in effect at February 28, 2018. At February 28, 2018, the Fund’s investments with a value of $38,171,884 are held by TOB Trusts and serve as collateral for the $23,035,000 in the floating rate note obligations outstanding at that date.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30                         Invesco Intermediate Term Municipal Income Fund

Statement of Assets and Liabilities

February 28, 2018

Assets:
Investments in securities, at value (Cost $1,322,969,812)	$1,348,587,387
Receivable for:
Investments sold	4,042,493
Fund shares sold	3,298,127
Interest	14,083,468
Fund expenses absorbed	16,281
Investment for trustee deferred compensation and retirement plans	91,079
Other assets	63,671
Total assets	1,370,182,506

Liabilities:
Floating rate note obligations	23,035,000
Payable for:
Investments purchased	5,635,473
Dividends	806,226
Fund shares reacquired	1,726,009
Amount due custodian	147,898
Accrued fees to affiliates	558,360
Accrued trustees’ and officers’ fees and benefits	6,044
Accrued other operating expenses	109,271
Trustee deferred compensation and retirement plans	104,321
Total liabilities	32,128,602
Net assets applicable to shares outstanding	$1,338,053,904

Net assets consist of:
Shares of beneficial interest	$1,352,789,186
Undistributed net investment income	3,737,504
Undistributed net realized gain (loss)	(44,090,361)
Net unrealized appreciation	25,617,575
$1,338,053,904

Net Assets:
Class A	$766,748,323
Class C	$236,475,177
Class Y	$334,820,409
Class R6	$9,995

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	69,782,057
Class C	21,580,463
Class Y	30,493,694
Class R6	911
Class A:
Net asset value per share	$10.99
Maximum offering price per share
(Net asset value of $10.99 ÷ 97.50%)	$11.27
Class C:
Net asset value and offering price per share	$10.96
Class Y:
Net asset value and offering price per share	$10.98
Class R6:
Net asset value and offering price per share	$10.97

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31                         Invesco Intermediate Term Municipal Income Fund

Statement of Operations

For the year ended February 28, 2018

Investment income:
Interest	$46,662,760

Expenses:
Advisory fees	5,984,605
Administrative services fees	312,184
Custodian fees	26,526
Distribution fees:
Class A	1,824,324
Class B	4,646
Class C	2,336,439
Interest, facilities and maintenance fees	378,238
Transfer agent fees — A, B, C and Y	1,124,717
Transfer agent fees — R6	9
Trustees’ and officers’ fees and benefits	38,402
Registration and filing fees	201,000
Reports to shareholders	126,565
Professional services fees	89,196
Other	164,267
Total expenses	12,611,118
Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(509,840)
Net expenses	12,101,278
Net investment income	34,561,482

Realized and unrealized gain (loss) from:
Net realized gain (loss) from investment securities	(3,652,141)
Change in net unrealized appreciation of investment securities	3,687,642
Net realized and unrealized gain	35,501
Net increase in net assets resulting from operations	$34,596,983

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32                         Invesco Intermediate Term Municipal Income Fund

Statement of Changes in Net Assets

For the years ended February 28, 2018 and 2017

	2018	2017
Operations:
Net investment income	$34,561,482	$31,118,920
Net realized gain (loss)	(3,652,141)	(8,482,812)
Change in net unrealized appreciation (depreciation)	3,687,642	(32,371,444)
Net increase (decrease) in net assets resulting from operations	34,596,983	(9,735,336)

Distributions to shareholders from net investment income:
Class A	(20,449,571)	(17,925,048)
Class B	(51,650)	(97,063)
Class C	(4,802,778)	(4,340,155)
Class Y	(9,433,699)	(7,082,578)
Class R6	(285)	—
Total distributions from net investment income	(34,737,983)	(29,444,844)

Share transactions–net:
Class A	65,810,167	74,997,932
Class B	(2,779,567)	(1,829,833)
Class C	1,497,230	38,040,553
Class Y	63,080,134	67,594,156
Class R6	10,000	—
Net increase in net assets resulting from share transactions	127,617,964	178,802,808
Net increase in net assets	127,476,964	139,622,628

Net assets:
Beginning of year	1,210,576,940	1,070,954,312
End of year (includes undistributed net investment income of $3,737,504 and $3,961,291, respectively)	$1,338,053,904	$1,210,576,940

Notes to Financial Statements

February 28, 2018

NOTE 1—Significant Accounting Policies

Invesco Intermediate Term Municipal Income Fund (the “Fund”) is a series portfolio of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of six separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is to provide investors with a high level of current income exempt from federal income tax, consistent with preservation of capital.

The Fund currently consists of four different classes of shares: Class A, Class C, Class Y and Class R6. Effective April 4, 2017, the Fund began offering Class R6 shares. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y and Class R6 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares were permitted to continue to reinvest dividends and capital gains distributions in Class B shares until their conversion to Class A shares. Also, shareholders in Class B shares were able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they converted to Class A shares. Generally, Class B shares automatically converted to Class A shares on or about the month-end, which was at least eight years after the date of purchase. Redemptions of Class B shares prior to conversion date were subject to a CDSC. Effective January 26, 2018, all of the Fund’s outstanding Class B shares were converted to Class A shares, in advance of their normally scheduled conversion. No CDSC was paid in connection with this early conversion.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics

33                         Invesco Intermediate Term Municipal Income Fund

and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Securities for which market quotations either are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable and tax-exempt earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay shareholders “exempt-interest dividends”, as defined in the Internal Revenue Code.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R6 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Interest, Facilities and Maintenance Fees — Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees and other expenses associated with lines of credit and interest and administrative expenses related to establishing and maintaining floating rate note obligations, if any.

34                         Invesco Intermediate Term Municipal Income Fund

H.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
I.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
J.	Floating Rate Note Obligations — The Fund invests in inverse floating rate securities, such as Tender Option Bonds (“TOBs”), for investment purposes and to enhance the yield of the Fund. Such securities may be purchased in the secondary market without first owning an underlying bond but generally are created through the sale of fixed rate bonds by the Fund to special purpose trusts established by a broker dealer or by the Fund (“TOB Trusts”) in exchange for cash and residual interests in the TOB Trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The TOB Trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The floating rate notes issued by the TOB Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the TOB Trusts for redemption at par at each reset date. The residual interests held by the Fund (inverse floating rate securities) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the TOB Trust to the Fund, thereby collapsing the TOB Trust. Inverse floating rate securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable.

The Fund generally invests in inverse floating rate securities that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The primary risks associated with inverse floating rate securities are varying degrees of liquidity and decreases in the value of such securities in response to changes in interest rates to a greater extent than fixed rate securities having similar credit quality, redemption provisions and maturity, which may cause the Fund’s net asset value to be more volatile than if it had not invested in inverse floating rate securities. In certain instances, the short-term floating rate notes created by the TOB Trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such notes for repayment of principal, may not be able to be remarketed to third parties. In such cases, the TOB Trust holding the fixed rate bonds may be collapsed with the entity that contributed the fixed rate bonds to the TOB Trust. In the case where a TOB Trust is collapsed with the Fund, the Fund will be required to repay the principal amount of the tendered securities, which may require the Fund to sell other portfolio holdings to raise cash to meet that obligation. The Fund could therefore be required to sell other portfolio holdings at a disadvantageous time or price to raise cash to meet this obligation, which risk will be heightened during times of market volatility, illiquidity or uncertainty. The embedded leverage in the TOB Trust could cause the Fund to lose more money than the value of the asset it has contributed to the TOB Trust and greater levels of leverage create the potential for greater losses. In addition, a Fund may enter into reimbursement agreements with the liquidity provider of certain TOB transactions in connection with certain residuals held by the Fund. These agreements commit a Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a TOB Trust, including following the termination of a TOB Trust resulting from a mandatory tender event (“liquidity shortfall”). The reimbursement agreement will effectively make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying security and the purchase price of the floating rate notes issued by the TOB Trust.

The Fund accounts for the transfer of fixed rate bonds to the TOB Trusts as secured borrowings, with the securities transferred remaining in the Fund’s investment assets, and the related floating rate notes reflected as Fund liabilities under the caption Floating rate note obligations on the Statement of Assets and Liabilities. The carrying amount of the Fund’s floating rate note obligations as reported on the Statement of Assets and Liabilities approximates its fair value. The Fund records the interest income from the fixed rate bonds under the caption Interest and records the expenses related to floating rate obligations and any administrative expenses of the TOB Trusts as a component of Interest, facilities and maintenance fees on the Statement of Operations.

Final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”) prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds”, as defined in the rules. These rules preclude banking entities and their affiliates from sponsoring and/or providing services for existing TOB Trusts. A new TOB structure is being utilized by the Fund wherein the Fund, as holder of the residuals, will perform certain duties previously performed by banking entities as “sponsors” of TOB Trusts. These duties may be performed by a third-party service provider. The Fund’s expanded role under the new TOB structure may increase its operational and regulatory risk. The new structure is substantially similar to the previous structure; however, pursuant to the Volcker Rule, the remarketing agent would not be able to repurchase tendered floaters for its own account upon a failed remarketing. In the event of a failed remarketing, a banking entity serving as liquidity provider may loan the necessary funds to the TOB Trust to purchase the tendered floaters. The TOB Trust, not the Fund, would be the borrower and the loan from the liquidity provider will be secured by the purchased floaters now held by the TOB Trust. However, as previously described, the Fund would bear the risk of loss with respect to any liquidity shortfall to the extent it entered into a reimbursement agreement with the liquidity provider.

Further, the SEC and various banking agencies recently adopted rules implementing credit risk retention requirements for asset-backed securities (the “Risk Retention Rules”). The Risk Retention Rules require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Fund has adopted policies intended to comply with the Risk Retention Rules. The Risk Retention Rules may adversely affect the Fund’s ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

There can be no assurances that the new TOB structure will continue to be a viable form of leverage. Further, there can be no assurances that alternative forms of leverage will be available to the Fund in order to maintain current levels of leverage. Any alternative forms of leverage may be less advantageous to the Fund, and may adversely affect the Fund’s net asset value, distribution rate and ability to achieve its investment objective.

35                         Invesco Intermediate Term Municipal Income Fund

TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although atypical, these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

K.	Other Risks — The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located.

Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and the Fund’s investments in municipal securities.

There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $500 million	0.50%
Over $500 million	0.45%

For the year ended February 28, 2018, the effective advisory fees incurred by the Fund was 0.47%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco PowerShares Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2018, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y and Class R6 shares to 0.84%, 1.59%, 0.59% and 0.59%, respectively, of average daily net assets (the “expense limits”). Prior to their conversion to Class A shares, the expense limit for Class B shares was 1.59% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2018. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

For the year ended February 28, 2018, the Adviser waived advisory fees of $113,742 and reimbursed class level expenses of $226,439, $576, $72,501, $95,920 and $5 of Class A, Class B, Class C, Class Y and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 28, 2018, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 28, 2018, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A shares and Class C shares to compensate IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets and up to 1.00% of Class C average daily net assets. Prior to their conversion to Class A shares, the Fund incurred annual fees of up to 1.00% of Class B average daily net assets. The fees are accrued daily and paid monthly.

With respect to Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class C maximum annual reimbursement rate, respectively. With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses.

For the year ended February 28, 2018, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 28, 2018, IDI advised the Fund that IDI retained $154,901 in front-end sales commissions from the sale of Class A shares and $148,898 and $11,814 from Class A and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

36                         Invesco Intermediate Term Municipal Income Fund

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of February 28, 2018, all of the securities in this Fund were valued based on Level 2 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the year ended February 28, 2018, there were no material transfers between valuation levels.

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended February 28, 2018, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $657.

NOTE 5—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended February 28, 2018, the Fund engaged in securities purchases of $84,060,951 and securities sales of $73,315,433, which did not result in any realized gain (loss).

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company (“SSB”), the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Inverse floating rate obligations resulting from the transfer of bonds to TOB Trusts are accounted for as secured borrowings. The average floating rate notes outstanding and average annual interest and fee rate related to inverse floating rate note obligations during the year ended February 28, 2018 were $23,025,000 and 1.64%, respectively. The carrying amount of the Fund’s Payable for borrowings as reported on the Statement of Assets and Liabilities approximates its fair value.

37                         Invesco Intermediate Term Municipal Income Fund

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 28, 2018 and 2017:

	2018	2017
Ordinary income	$34,737,983	$29,444,844

Tax Components of Net Assets at Period-End:

2018
Undistributed ordinary income	$2,889,813
Net unrealized appreciation — investments	26,419,559
Temporary book/tax differences	(90,650)
Capital loss carryforward	(43,954,004)
Shares of beneficial interest	1,352,789,186
Total net assets	$1,338,053,904

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to TOBS, accretion of bond discount and defaulted bonds.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of February 28, 2018, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
February 28, 2019	$23,141,936	$—	$23,141,936
Not subject to expiration	16,139,574	4,672,494	20,812,068
	$39,281,510	$4,672,494	$43,954,004

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 28, 2018 was $340,784,234 and $188,003,512, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$35,353,004
Aggregate unrealized (depreciation) of investments	(8,933,445)
Net unrealized appreciation of investments	$26,419,559

Cost of investments for tax purposes is $1,322,167,828.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of capital loss carryforward, on February 28, 2018, undistributed net investment income was decreased by $47,286, undistributed net realized gain (loss) was increased by $48,376,930 and shares of beneficial interest was decreased by $48,329,644. This reclassification had no effect on the net assets of the Fund.

38                         Invesco Intermediate Term Municipal Income Fund

NOTE 11—Share Information

	Summary of Share Activity
	Years ended February 28,
	2018(a)		2017
	Shares	Amount	Shares	Amount
Sold:
Class A	22,720,912	$252,739,274	25,065,346	$282,283,421
Class B(b)	9,099	102,901	19,370	219,487
Class C	7,566,863	83,967,036	11,015,841	124,446,353
Class Y	15,858,495	175,805,911	16,480,815	184,897,682
Class R6(c)	911	10,000	—	—

Issued as reinvestment of dividends:
Class A	1,345,587	14,943,701	1,132,362	12,715,088
Class B(b)	3,414	38,700	6,164	70,780
Class C	358,343	3,968,611	317,532	3,554,452
Class Y	578,069	6,414,284	380,328	4,262,414

Conversion of Class B shares to Class A shares:(d)
Class A	81,886	908,111	72,666	809,633
Class B	(80,240)	(908,111)	(71,226)	(809,633)

Reacquired:
Class A	(18,296,441)	(202,780,919)	(19,785,661)	(220,810,210)
Class B(b)	(177,421)	(2,013,057)	(114,237)	(1,310,467)
Class C	(7,805,308)	(86,438,417)	(8,077,586)	(89,960,252)
Class Y	(10,722,119)	(119,140,061)	(10,943,610)	(121,565,940)
Net increase in share activity	11,442,050	$127,617,964	15,498,104	$178,802,808

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 62% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Class B shares activity for the period March 1, 2017 through January 26, 2018 (date of conversion).
(c)	Commencement date of April 4, 2017.
(d)	Effective as of the close of business January 26, 2018, all outstanding Class B shares were converted to Class A shares.

39                         Invesco Intermediate Term Municipal Income Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Ratio of expenses to average net assets with fee waivers (excluding interest, facilities and maintenance fees)		Portfolio turnover(c)
Class A
Year ended 02/28/18	$10.97	$0.31	$0.02	$0.33	$(0.31)	$10.99	3.03%		$766,748	0.87	%(d)	0.91	%(d)	2.79	%(d)	0.84	%(d)	16%
Year ended 02/28/17	11.29	0.30	(0.33)	(0.03)	(0.29)	10.97	(0.30)		701,376	0.85		0.90		2.71		0.82		20
Year ended 02/29/16	11.23	0.32	0.04	0.36	(0.30)	11.29	3.25		648,535	0.82		0.90		2.88		0.80		7
Year ended 02/28/15	10.94	0.34	0.31	0.65	(0.36)	11.23	5.97		505,876	0.81		0.90		3.09		0.80		12
Year ended 02/28/14	11.32	0.35	(0.39)	(0.04)	(0.34)	10.94	(0.30)		399,474	0.79		0.88		3.24		0.78		24
Class B
Year ended 02/28/18(e)	11.19	0.29	0.12	0.41	(0.29)	11.31	3.67	(f)	—	0.87	(d)(f)(g)	0.91	(d)(f)(g)	2.79	(d)(f)(g)	0.84	(d)(f)(g)	16
Year ended 02/28/17	11.52	0.31	(0.35)	(0.04)	(0.29)	11.19	(0.34	)(f)	2,744	0.85	(f)	0.90	(f)	2.71	(f)	0.82	(f)	20
Year ended 02/29/16	11.45	0.33	0.04	0.37	(0.30)	11.52	3.33	(f)	4,665	0.82	(f)	0.90	(f)	2.88	(f)	0.80	(f)	7
Year ended 02/28/15	11.16	0.35	0.30	0.65	(0.36)	11.45	5.92	(f)	5,632	0.81	(f)	0.90	(f)	3.09	(f)	0.80	(f)	12
Year ended 02/28/14	11.55	0.36	(0.40)	(0.04)	(0.35)	11.16	(0.32	)(f)	7,470	0.79	(f)	0.88	(f)	3.24	(f)	0.78	(f)	24
Class C
Year ended 02/28/18	10.94	0.23	0.02	0.25	(0.23)	10.96	2.26	(h)	236,475	1.62	(d)(h)	1.66	(d)(h)	2.04	(d)(h)	1.59	(d)(h)	16
Year ended 02/28/17	11.26	0.22	(0.34)	(0.12)	(0.20)	10.94	(1.06	)(h)	234,811	1.60	(h)	1.65	(h)	1.96	(h)	1.57	(h)	20
Year ended 02/29/16	11.20	0.24	0.04	0.28	(0.22)	11.26	2.53	(h)	204,971	1.57	(h)	1.65	(h)	2.13	(h)	1.55	(h)	7
Year ended 02/28/15	10.92	0.26	0.30	0.56	(0.28)	11.20	5.20	(h)	167,154	1.53	(h)	1.62	(h)	2.37	(h)	1.52	(h)	12
Year ended 02/28/14	11.31	0.27	(0.40)	(0.13)	(0.26)	10.92	(1.08	)(h)	127,451	1.50	(h)	1.59	(h)	2.53	(h)	1.49	(h)	24
Class Y
Year ended 02/28/18	10.96	0.34	0.02	0.36	(0.34)	10.98	3.29		334,820	0.62	(d)	0.66	(d)	3.04	(d)	0.59	(d)	16
Year ended 02/28/17	11.28	0.33	(0.33)	0.00	(0.32)	10.96	(0.05)		271,646	0.60		0.65		2.96		0.57		20
Year ended 02/29/16	11.22	0.35	0.04	0.39	(0.33)	11.28	3.51		212,783	0.57		0.65		3.13		0.55		7
Year ended 02/28/15	10.93	0.37	0.30	0.67	(0.38)	11.22	6.24		171,903	0.56		0.65		3.34		0.55		12
Year ended 02/28/14	11.31	0.38	(0.39)	(0.01)	(0.37)	10.93	(0.06)		150,445	0.54		0.63		3.49		0.53		24
Class R6
Year ended 02/28/18(i)	10.99	0.31	(0.02)	0.29	(0.31)	10.97	2.65		10	0.62	(d)(g)	0.67	(d)(g)	3.04	(d)(g)	0.59	(d)(g)	16

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $729,729, $2,031, $233,644, $309,116 and $10 for Class A, Class B, Class C, Class Y and Class R6 shares, respectively.
(e)	Reflects activity for the period March 1, 2017 through January 26, 2018 (date of conversion).
(f)	The Total return, Ratio of expenses to average net assets and Ratio of net investment income to average net assets for Class B shares, reflect actual 12b-1 fees of 0.25% for the years ended February 28, 2018, February 28, 2017, February 29, 2016, February 28, 2015 and February 28, 2014, respectively.
(g)	Annualized.
(h)	The Total return, Ratio of expenses to average net assets and Ratio of net investment income to average net assets for Class C shares, reflect actual 12b-1 fees of 1.00%, 1.00%, 1.00%, 0.98% and 0.95% for the years ended February 28, 2018, February 28, 2017, February 29, 2016, February 28, 2015 and February 28, 2014, respectively.
(i)	Commencement date of April 4, 2017.

40                         Invesco Intermediate Term Municipal Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)

and Shareholders of Invesco Intermediate Term Municipal Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Intermediate Term Municipal Income Fund (one of the funds constituting AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), hereafter referred to as the “Fund”) as of February 28, 2018, the related statement of operations for the year ended February 28, 2018, the statement of changes in net assets for each of the two years in the period ended February 28, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, TX

April 27, 2018

We have served as the auditor of one or more of the investment companies in the Invesco/PowerShares group of investment companies since at least 1995. We have not determined the specific year we began serving as auditor.

41                         Invesco Intermediate Term Municipal Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2017 through February 28, 2018.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (09/01/17)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (02/28/18)[1]	Expenses Paid During Period[2]	Ending Account Value (02/28/18)	Expenses Paid During Period[2]
A	$1,000.00	$994.30	$4.15	$1,020.63	$4.21	0.84%
C	1,000.00	990.60	7.85	1,016.91	7.95	1.59
Y	1,000.00	995.60	2.92	1,021.87	2.96	0.59
R6	1,000.00	994.70	2.92	1,021.87	2.96	0.59

[1]	The actual ending account value is based on the actual total return of the Fund for the period September 1, 2017 through February 28, 2018, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

42                         Invesco Intermediate Term Municipal Income Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2018:

Federal and State Income Tax
Qualified Dividend Income*	0%
Corporate Dividends Received Deduction*	0%
U.S. Treasury Obligations*	0%
Tax-Exempt Interest Dividends*	100%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

43                         Invesco Intermediate Term Municipal Income Fund

Trustees and Officers

The address of each trustee and officer is AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			158	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management).

Formerly: Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			158	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Intermediate Term Municipal Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	158	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	158	Board member of the Illinois Manufacturers’ Association
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	158	None
Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	158	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor)
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	158	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Prema Mathai-Davis — 1950 Trustee	1998	Retired.	158	None
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	158	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Ann Barnett Stern — 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	158	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	158	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	158	None
Christopher L. Wilson — 1957 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	158	TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); ISO New England, Inc. (non-profit organization managing regional electricity market)

T-2                         Invesco Intermediate Term Municipal Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	1999

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust,PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor — 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Secretary, W.L. Ross & Co., LLC; Secretary and Vice President, Jemstep, Inc.

Formerly: Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
John M. Zerr — 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC

Formerly: Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General

			N/A	N/A

T-3                         Invesco Intermediate Term Municipal Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
		Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)
Gregory G. McGreevey — 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Management Group, Inc.; Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust,PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust,PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust,PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Intermediate Term Municipal Income Fund

Explore High-Conviction Investing with Invesco

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
∎	Quarterly statements
∎	Daily confirmations
∎	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov.

The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-07890 and 033-66242	Invesco Distributors, Inc.	VK-ITMI-AR-1	04182018 0948

Annual Report to Shareholders February 28, 2018 Invesco Municipal Income Fund Nasdaq: A: VKMMX C: VMICX Y: VMIIX Investor: VMINX R6: VKMSX 2 Letters to Shareholders 4 Performance Summary 4 Management’s Discussion 6 Long-Term Fund Performance 8 Supplemental Information 10 Schedule of Investments 39 Financial Statements 41 Notes to Financial Statements 48 Financial Highlights 49 Auditor’s Report 50 Fund Expenses 51 Tax Information T-1 Trustees and Officers

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

For much of the reporting period, major US stock market indexes rose to record highs – but in early 2018, volatility returned to the US stock and bond markets. Investors worried about how rising interest rates might affect economic growth; those concerns caused the US stock market, which many investors believed had risen too far, too fast, to pull back. Throughout the reporting period, economic data remained generally positive, corporate earnings remained strong and consumer sentiment remained positive, particularly after passage of legislation cutting personal and corporate tax rates in December. The US economy expanded throughout the reporting period, and the first signs of rising inflation appeared. In response, the US Federal Reserve raised interest rates three times, and the tone of its statements grew more hawkish regarding potential rate increases in 2018. Overseas, economic data were mixed, prompting the European Central Bank and central banks in China and Japan, among other countries, to maintain extraordinarily accommodative monetary policies.

Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for whatever returns the market has to offer. The investment professionals at Invesco, in contrast, invest with high conviction. This means that, no matter the asset class or the strategy, each investment team has a passion to exceed. We want to help investors achieve better outcomes, such as seeking higher returns, helping mitigate risk and generating income. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor
Senior Managing Director, Invesco Ltd.

2	Invesco Municipal Income Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎  Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

∎  Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

∎  Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.

∎  Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3	Invesco Municipal Income Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended February 28, 2018, Class A shares of Invesco Municipal Income Fund (the Fund), at net asset value (NAV), outperformed the S&P Municipal Bond 5+ Year Investment Grade Index, the Fund’s style-specific benchmark.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 2/28/17 to 2/28/18, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	3.53%
Class C Shares	2.68
Class Y Shares	3.71
Investor Class Shares	3.63
Class R6 Shares*	3.69
S&P Municipal Bond Index▼ (Broad Market Index)	2.32
S&P Municipal Bond 5+ Year Investment Grade Index▼ (Style-Specific Index)	3.14
Lipper General Municipal Debt Funds Index∎ (Peer Group Index)	3.20

Source(s): ▼FactSet Research Systems Inc.; ∎Lipper Inc. * Class R6 shares incepted on April 4, 2017. See page 7 for more information.

Market conditions and your Fund

Although shifting expectations about potential federal tax reform unsettled fixed income investors during the fourth quarter of 2017, municipal bonds enjoyed another year of positive performance in calendar year 2017, with investment grade municipals returning 5.45% and high yield municipals returning 9.69%.1 For the first two months of 2018 however, performance weakened, with investment grade municipals returning -1.47% and high yield municipals returning -0.87%.1

Flows into the municipal bond asset class were positive for 10 of the 12 months covered in this report. The first negative month of flows was in December 2017. Flows were positive in January 2018, but turned negative again in February 2018.2

The broad municipal bond market held up well in the aftermath of hurricanes Harvey, Irma and Maria – which caused Texas, Florida, the commonwealth of

Puerto Rico and the US Virgin Islands to suffer staggering financial losses. The credit quality of each issuer before the storms was the most significant factor in the performance of its municipal debt. Puerto Rico and the US Virgin Islands have been struggling with deteriorating economic conditions for some time. In contrast, Texas and Florida are in relatively stronger economic and financial positions.

Long standing budget standoffs in Illi-nois and New Jersey ended in 2017, with both states passing budgets within days of each other. This served to stabilize the states’ fiscal conditions and, therefore, their credit ratings, which in turn enhanced the performance of their municipal bonds.

The most significant event impacting the municipal bond market during the fiscal year was passage of the Tax Cuts and Jobs Act (TCJA), which President Donald Trump signed into law in December 2017. As of January 1, 2018, individual tax rates are lower and the corporate tax rate was cut from 35% to 21%.3 In our opinion, the changes in individual income tax rates are not sufficient to negatively impact individual investors’ demand for municipal securities. Historically, lowering individual tax rates has had minimal impact on individual demand for municipal bonds but may reduce corporate demand. The TCJA eliminated the tax exemption for advance refunding bonds; we believe this may decrease municipal supply by 10% to 20% per year going forward.

    Municipal supply was strong through 2017, with $436 billion in new issuance – just 2% less than seen in 2016.4 Many issuers rushed to market with advance refundings previously planned for 2018. There was also a surge in private activity bond issuance until it became clear that the tax exemption for such securities would be preserved. New issuance totaled $62.5 billion in December 2017, making it a record month for issuance.4 This rush to market explains the extremely low volume in new issuance seen in January and February 2018.

    During the fiscal year, overweight allocation to revenue bonds over general obligation bonds benefited the Fund’s performance relative to its style-specific benchmark. Specifically, the largest sector allocations were in the hospital bonds and transportation sectors, which contributed to relative Fund performance. Additionally, security selection in and overweight exposure to tobacco bonds added to the Fund’s relative return. On a state level, selection in New York and Illinois bonds also added to relative Fund performance.

    Security selection in and overweight allocation to the pre-refunded sector detracted from the Fund’s performance relative to its style-specific benchmark over the fiscal year. Overweight exposure

Portfolio Composition
By credit sector, based on total investments

Revenue Bonds	75.5%
Pre-refunded Bonds	17.6
General Obligation Bonds	6.1
Other	0.8

Top Five Debt Holdings
	% of total net assets

1.	Tacoma (Port of); Series 2016 B	1.7%
2.	New York (City of) Municipal Water Finance Authority; Series 2012 FF	1.1
3.	New York (State of) Dormitory Authority (General Purpose); Series 2011 A	0.8
4.	Washington (State of); Series 2010 B	0.8
5.	Massachusetts (State of) Health & Educational Facilities Authority (Harvard University); Series 2009 A	0.8

Total Net Assets	$2.9 billion

Total Number of Holdings	947

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of February 28, 2018.

4	Invesco Municipal Income Fund

to shorter duration issues (3.99 years and less) also detracted from the Fund’s performance. Overweight exposure to bonds rated just below investment grade had a negative impact on the Fund’s relative performance. On a state level, security selection in Pennsylvania holdings was a slight detractor from the Fund’s relative return.

During the fiscal year, leverage contributed to the Fund’s performance relative to its style-specific benchmark. The Fund achieved a leveraged position through the use of inverse floating rate securities or tender option bonds (TOBs). The Fund uses leverage because we believe that, over time, leveraging provides opportunities for additional income and total return for shareholders. However, the use of leverage also can expose shareholders to additional volatility. For more information about the Fund’s use of leverage, see the Notes to Financial Statements later in this report.

We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. This risk may be greater in the current market environment because interest rates are at or near historic lows. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics such as price, maturity, duration and coupon and market forces such as supply and demand for similar securities. We are monitoring interest rates, and the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the US Federal Reserve and certain foreign central banks. If interest rates rise faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

Thank you for investing in Invesco Municipal Income Fund and for sharing our long-term investment horizon.

1	Source: FactSet Research Systems Inc.
2	Source: Strategic Insight
3	Source: Internal Revenue Service
4	Source: The Bond Buyer

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Mark Paris

Portfolio Manager and Chief Investment Officer and Head of Municipal Strategies for Invesco Fixed Income, is manager of Invesco Municipal Income Fund. He joined Invesco in 2010. Mr. Paris earned a BBA in finance from Baruch College – The City University of New York.

Jack Connelly

Portfolio Manager, is manager of Invesco Municipal Income Fund. He joined Invesco in 2016. Mr. Connelly earned a BA in philosophy from Wheaton College and masters degrees from the University of Rhode Island and Yale University.

Tim O’Reilly

Portfolio Manager, is manager of Invesco Municipal Income Fund. He joined Invesco in 2010. Mr. O’Reilly earned a BS in finance from Eastern Illinois University and an MBA in finance from the University of Illinois at Chicago.

James Phillips

Portfolio Manager, is manager of Invesco Municipal Income Fund. He joined Invesco in 2010. Mr. Phillips earned a BA in American literature from Empire State College, the independent study division of the State University of New York, and an MBA in finance from the University at Albany, State University of New York.

Robert Stryker Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Municipal Income Fund. He joined Invesco in 2010. Mr. Stryker earned a BS in finance from the University of Illinois, Chicago.

Julius Williams

Portfolio Manager, is manager of Invesco Municipal Income Fund. He joined Invesco in 2010. Mr. Williams earned a BA in economics and sociology and a Master of Education degree in educational psychology from the University of Virginia.

5	Invesco Municipal Income Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 2/28/08

1	Source: FactSet Research Systems Inc.
2	Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6	Invesco Municipal Income Fund

$16,945 S&P Municipal Bond 5+ Year Investment Grade Index1 $15,958 Lipper General Municipal Debt Funds Index2 $15,795 S&P Municipal Bond Index1 $15,118 Invesco Municipal Income Fund—Class A Shares $20,000 $15,000 $10,000 $5,000 2/28/08 2/09 2/10 2/11 2/12 2/13 2/14 2/15 2/16 2/17 2/18

Average Annual Total Returns
As of 2/28/18, including maximum applicable sales charges

Class A Shares
Inception (8/1/90)	4.81%
10 Years	4.22
5 Years	2.02
1 Year	-0.89

Class C Shares
Inception (8/13/93)	3.40%
10 Years	3.87
5 Years	2.10
1 Year	1.69

Class Y Shares
Inception (8/12/05)	3.99%
10 Years	4.92
5 Years	3.16
1 Year	3.71

Investor Class Shares
10 Years	4.72%
5 Years	3.01
1 Year	3.63

Class R6 Shares
10 Years	4.69%
5 Years	2.94
1 Year	3.69

Effective June 1, 2010, Class A, Class B, Class C and Class I shares of the predecessor fund, Van Kampen Municipal Income Fund, advised by Van Kampen Asset Management were reorganized into Class A, Class B, Class C and Class Y shares, respectively, of Invesco Van Kampen Municipal Income Fund (renamed Invesco Municipal Income Fund). Returns shown above, prior to June 1, 2010, for Class A, Class B, Class C and Class Y shares are blended returns of the predecessor fund and Invesco Municipal Income Fund. Share class returns will differ from the predecessor fund because of different expenses.

    Investor Class shares incepted on July 15, 2013. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may

Average Annual Total Returns
As of 12/31/17, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (8/1/90)	4.89%
10 Years	3.80
5 Years	2.50
1 Year	1.82

Class B Shares*
Inception (8/24/92)	4.29%
10 Years	3.62
5 Years	2.26
1 Year	0.53

Class C Shares
Inception (8/13/93)	3.49%
10 Years	3.46
5 Years	2.61
1 Year	4.54

Class Y Shares
Inception (8/12/05)	4.15%
10 Years	4.51
5 Years	3.66
1 Year	6.58

Investor Class Shares
10 Years	4.31%
5 Years	3.51
1 Year	6.42

Class R6 Shares
10 Years	4.27%
5 Years	3.44
1 Year	6.52
*Effective January 26, 2018, Class B shares were converted to Class A shares.

be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class Y, Investor Class and Class R6 shares was 0.99%, 1.74%, 1.74%, 0.74%, 0.87% and 0.72%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 4.25% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. For shares purchased prior to June 1, 2010, the CDSC on Class B shares declines from 4% at the time of purchase to 0% at the beginning of the seventh year. For shares purchased on or after June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the seventh year. Note: Effective January 26, 2018, Class B shares were converted to Class A shares. No CDSC was paid in connection with this early conversion. The CDSC on Class C shares is 1% for the first year after purchase. Class Y, Investor Class and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

7	Invesco Municipal Income Fund

Invesco Municipal Income Fund’s investment objective is to provide investors with a high level of current income exempt from federal income tax, consistent with preservation of capital.

∎	Unless otherwise stated, information presented in this report is as of February 28, 2018, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎  Effective January 26, 2018, all outstanding Class B shares were converted to Class A shares, in advance of their normally scheduled conversion. No CDSC was paid in connection with this early conversion.

∎  Class Y and Investor Class shares are available to only certain investors. Please see the prospectus for more information.

∎  Class R6 shares are available for use by retirement plans that meet certain standards and for institutional investors. Class R6 shares are also available through intermediaries that have established an agreement with Invesco Distributors, Inc. to make such shares available for use in retail omnibus accounts. See the prospectus for more information.

Principal in the Fund risks of investing

∎  Alternative minimum tax risk. All or a portion of the Fund’s otherwise tax-exempt income may be taxable to those shareholders subject to the federal alternative minimum tax.

∎  Changing fixed income market conditions risk. The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near, at or below zero. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.

∎  Debt securities risk. The prices of debt securities held by the Fund will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling interest rates will cause the Fund to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce the Fund’s distributable income because interest payments on floating rate debt instruments held by the Fund will decline. The Fund could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. The Adviser’s credit analysis may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.

∎  Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

∎  High yield debt securities (junk bond) risk. Investments in high yield debt securities (“junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. These securities are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due, are more susceptible to default or decline in market value and are less liquid than investment grade debt securities. Prices of high yield debt securities tend to be very volatile.

∎  Inverse floating rate obligations risk. The price of inverse floating rate obligations (inverse floaters) is expected to decline when interest rates rise, and generally will decline further than the price of a bond with a similar maturity. The price of inverse floaters is typically more volatile than the price of bonds with similar maturities. These risks can be particularly high if leverage is used in the formula that determines the interest payable by the inverse floater, which may make the Fund’s returns more volatile and increase the risk of loss. Additionally, these securities may lose some or all of their principal and, in some cases, the Fund could lose money in excess of its investment.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8	Invesco Municipal Income Fund

∎	Liquidity risk. The Fund may be unable to sell illiquid investments at the time or price it desires and, as a result, could lose its entire investment in such investments. Liquid securities can become illiquid during periods of market stress. If a significant amount of the Fund’s securities become illiquid, the Fund may not be able to timely pay redemption proceeds and may need to sell securities at significantly reduced prices.
∎	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
∎	Medium- and lower-grade municipal securities risk. Medium- and lower-grade municipal securities generally involve more volatility and greater risks, including credit, market, liquidity and management risks, than higher-grade securities. Furthermore, many issuers of medium- and lower-grade securities choose not to have a rating assigned to their obligations. As such, the Fund’s portfolio may consist of a higher portion of unrated securities than an investment company investing solely in higher-grade securities. Unrated securities may not be as attractive to as many buyers as are rated securities, which may have the effect of limiting the Fund’s ability to sell such securities at their fair value.
∎	Municipal issuer focus risk. The municipal issuers in which the Fund invests may be located in the same geographic area or may pay their interest obligations from revenue of similar projects,

such as hospitals, airports, utility systems and housing finance agencies. This may make the Fund’s investments more susceptible to similar social, economic, political or regulatory occurrences, making the Fund more susceptible to experience a drop in its share price than if the Fund had been more diversified across issuers that did not have similar characteristics.

∎	Municipal securities risk. The risk of a municipal obligation generally depends on the financial and credit status of the issuer. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the Fund’s ability to sell the security. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.
∎	Variable-rate demand notes risk. The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of these instruments, which could result in a loss.
∎	When-issued, delayed delivery and forward commitment risks. When-issued and delayed delivery transactions subject the Fund to market risk because the value or yield of a security at delivery may be more or less than the purchase price or yield generally available when delivery occurs, and counterparty risk because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction. These transactions also have a leveraging effect on the Fund because the Fund commits to purchase securities that it does not have to pay for until a later date, which increases the Fund’s overall investment exposure and, as a result, its volatility.
∎	Zero coupon or pay-in-kind securities risk. The value, interest rates, and liquidity of non-cash paying instruments, such as zero coupon and pay-in-kind securities, are subject to greater fluctuation than other types of securities. The higher yields and interest rates on pay-in-kind securities reflect the payment deferral and increased credit risk associated with such instruments and that such investments may represent a higher credit risk than loans that periodically pay interest.

About indexes used in this report

∎	The S&P Municipal Bond Index is a broad, market value-weighted index that seeks to measure the performance of the US municipal bond market.
∎	The S&P Municipal Bond 5+ Year Investment Grade Index seeks to measure the performance of investment grade US municipal bonds with maturities equal to or greater than five years.
∎	The Lipper General Municipal Debt Funds Index is an unmanaged index considered representative of general municipal debt funds tracked by Lipper.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
∎	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

9	Invesco Municipal Income Fund

Schedule of Investments

February 28, 2018

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations–109.32%
Alabama–1.83%
Alabama (State of) Special Care Facilities Financing Authority (Ascension Health Senior Credit Group); Series 2016 B, Ref. RB	5.00%	11/15/2046	$11,790	$13,201,499
Alabaster (City of) Board of Education;
Series 2014 A, Limited Special Tax GO Wts.(INS–AGM)(a)	5.00%	09/01/2039	2,725	3,066,824
Series 2014 A, Limited Special Tax GO Wts.(INS–AGM)(a)	5.00%	09/01/2044	2,725	3,063,391
Auburn University; Series 2011 A, General Fee RB(b)(c)	5.00%	06/01/2021	1,000	1,103,800
Birmingham (City of) Special Care Facilities Financing Authority (Children’s Hospital); Series 2009, Health Care Facility RB(b)(c)	6.00%	06/01/2019	1,000	1,055,630
Birmingham (City of) Special Care Facilities Financing Authority (Methodist Home for the Aging); Series 2016, RB	5.75%	06/01/2035	4,200	4,649,526
Birmingham (City of) Water Works Board; Series 2015 A, Ref. Water RB(d)	5.00%	01/01/2042	10,005	11,134,164
Huntsville (City of) Special Care Facilities Financing Authority (Redstone Village); Series 2007, Retirement Facility RB	5.50%	01/01/2043	900	714,537
Lower Alabama Gas District (The); Series 2016 A, Gas Project RB(d)	5.00%	09/01/2046	6,000	7,222,920
Mobile (City of) Industrial Development Board (Mobile Energy Services Co.); Series 1995, Ref. Solid Waste Disposal RB	6.95%	01/01/2020	3	0
Selma (City of) Industrial Development Board; Series 2009 A, Gulf Opportunity Zone RB	6.25%	11/01/2033	4,100	4,401,145
University of Alabama Board of Trustees; Series 2008 A, Hospital RB(b)(c)	5.75%	09/01/2018	3,000	3,065,190
				52,678,626

Alaska–0.72%
Alaska (State of) Industrial Development & Export Authority (Providence Health Services);
Series 2011 A, RB	5.00%	10/01/2040	1,250	1,330,625
Series 2011 A, RB	5.50%	10/01/2041	3,000	3,261,180
Alaska (State of) Municipal Bond Bank Authority;
Series 2009, RB(b)(c)	5.75%	09/01/2018	5	5,107
Series 2009, RB(b)(c)	5.75%	09/01/2018	195	199,237
Series 2017 A, Master Resolution RB(d)	5.50%	10/01/2042	9,000	10,494,090
Matanuska-Susitna (Borough of) (Goose Creek Correctional Center);
Series 2009, Lease RB(b)(c)	6.00%	09/01/2019	3,180	3,389,626
Series 2009, Lease RB(b)(c)	6.00%	09/01/2019	1,820	1,939,975
				20,619,840

Arizona–2.85%
Arizona (State of) Health Facilities Authority (Catholic Healthcare West); Series 2011 B-1, RB	5.25%	03/01/2039	5,000	5,360,850
Arizona (State of) Industrial Development Authority (Basis Schools); Series 2017 A, Ref. Education RB(e)	5.25%	07/01/2047	4,500	4,681,260
Arizona (State of) Industrial Development Authority (Kaizen Education Foundation); Series 2016, Education RB(e)	5.50%	07/01/2036	5,840	6,032,486
Glendale (City of) Industrial Development Authority (Midwestern University);
Series 2010, RB	5.00%	05/15/2035	1,000	1,060,080
Series 2010, RB	5.13%	05/15/2040	2,150	2,282,053
Glendale (City of) Industrial Development Authority (The Beatitudes Campus);
Series 2017, Ref. RB	5.00%	11/15/2032	2,560	2,665,702
Series 2017, Ref. RB	5.00%	11/15/2036	2,200	2,273,326
Goodyear (City of) McDowell Road Commercial Corridor Improvement District; Series 2007, Special Assessment Improvement RB (INS–AMBAC)(a)	5.25%	01/01/2032	1,665	1,685,346
Goodyear (City of); Series 2010, Sub. Lien Water & Sewer RB	5.63%	07/01/2039	1,000	1,085,930
Maricopa (County of) Industrial Development Authority (Paradise Schools); Series 2016, Ref. Education RB(e)	5.00%	07/01/2036	2,500	2,577,125

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Arizona–(continued)
Phoenix (City of) Industrial Development Authority (Career Success Schools);
Series 2009, Education RB	7.00%	01/01/2039	$600	$611,016
Series 2009, Education RB	7.13%	01/01/2045	1,240	1,264,341
Phoenix (City of) Industrial Development Authority (Great Hearts Academies);
Series 2012, Education RB(b)(c)	6.30%	07/01/2021	1,000	1,144,460
Series 2012, Education RB(b)(c)	6.40%	07/01/2021	400	459,072
Phoenix (City of) Industrial Development Authority (Legacy Traditional Schools); Series 2014 A, Education Facility RB(e)	6.50%	07/01/2034	1,095	1,225,261
Phoenix (City of) Industrial Development Authority (Rowan University);
Series 2012, Lease RB	5.00%	06/01/2042	5,000	5,422,800
Series 2012, Lease RB	5.25%	06/01/2034	3,000	3,309,990
Phoenix Civic Improvement Corp.; Series 2008 B, Sr. Lien Airport RB(f)	5.25%	07/01/2019	1,000	1,016,300
Pima (County of) Industrial Development Authority (American Leadership Academy);
Series 2017, Education Facility RB(e)	4.75%	06/15/2037	2,000	1,941,800
Series 2017, Education Facility RB(e)	5.00%	06/15/2047	2,150	2,121,706
Pima (County of) Industrial Development Authority (Desert Heights Charter School); Series 2014, Ref. Education Facility RB	7.00%	05/01/2034	1,000	1,080,130
Pima (County of) Industrial Development Authority (Grande Innovations Academy); Series 2018, Education Facility RB(e)	5.25%	07/01/2048	5,000	4,826,900
Pima (County of) Industrial Development Authority (Tucson Electric Power Co.); Series 2010 A, IDR	5.25%	10/01/2040	1,925	2,067,950
Pinal (County of) Electric District No. 3; Series 2011, Ref. Electrical System RB(b)(c)	5.25%	07/01/2021	2,000	2,228,220
Pinal (County of) Electric District No. 4;
Series 2008, Electrical System RB(b)(c)	6.00%	12/01/2018	550	568,981
Series 2008, Electrical System RB(b)(c)	6.00%	12/01/2018	740	765,537
Salt River Project Agricultural Improvement & Power District;
Series 2009 A, Electric System RB(b)(c)(d)	5.00%	01/01/2019	2,000	2,060,220
Series 2009 A, Electric System RB(b)(c)(d)	5.00%	01/01/2019	3,000	3,090,330
Salt Verde Financial Corp.; Series 2007, Sr. Gas RB	5.00%	12/01/2037	8,615	10,107,377
University Medical Center Corp.; Series 2009, Hospital RB(b)(c)	6.00%	07/01/2019	1,250	1,321,913
Verrado Community Facilities District No. 1;
Series 2013 A, Ref. Unlimited Tax GO Bonds(e)	6.00%	07/15/2027	2,000	2,166,340
Series 2013 B, Unlimited Tax GO Bonds(e)	5.70%	07/15/2029	775	825,336
Series 2013 B, Unlimited Tax GO Bonds(e)	6.00%	07/15/2033	710	755,731
Yavapai (County of) Industrial Development Authority (Northern Arizona Healthcare System);
Series 2011, Ref. Hospital Facility RB	5.25%	10/01/2025	1,000	1,098,130
Series 2011, Ref. Hospital Facility RB	5.25%	10/01/2026	500	547,075
				81,731,074

Arkansas–0.33%
Arkansas State University (Jonesboro Campus); Series 2009, Housing System RB(b)(c)	5.00%	03/01/2019	1,825	1,889,277
Little Rock (City of); Series 2009, Library Construction & Improvement Limited Tax GO Bonds(b)(c)	4.60%	03/01/2019	1,495	1,541,001
Pulaski (County of) Public Facilities Board; Series 2014, Healthcare RB	5.00%	12/01/2042	5,530	6,045,230
				9,475,508

California–10.36%
Anaheim (City of) Public Financing Authority (Electric System Distribution Facilities); Series 2011 A, RB(b)(c)	5.38%	04/01/2021	735	818,070
Bay Area Toll Authority (San Francisco Bay Area); Series 2017 F-1, Toll Bridge RB(d)	5.00%	04/01/2056	12,000	13,458,960
Beverly Hills Unified School District (Election of 2008); Series 2009, Unlimited Tax CAB GO Bonds(g)	0.00%	08/01/2031	40	25,684
Big Bear Lake (City of); Series 1996, Ref. Water RB (INS–NATL)(a)	6.00%	04/01/2022	1,240	1,323,117
California (County of) Tobacco Securitization Agency (Stanislaus County Tobacco Funding Corp.); Series 2006 A, Tobacco Settlement CAB Sub. RB(g)	0.00%	06/01/2046	20,000	3,083,200
California (State of) Health Facilities Financing Authority (Catholic Healthcare West); Series 2009 A, RB(b)(c)	6.00%	07/01/2019	5,000	5,297,900

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
California (State of) Health Facilities Financing Authority (Children’s Hospital Los Angeles); Series 2010, RB(b)(c)	5.25%	07/01/2020	$500	$542,175
California (State of) Health Facilities Financing Authority (Lucile Salter Packard Children’s Hospital at Stanford); Series 2017, RB	5.00%	11/15/2056	3,000	3,383,160
California (State of) Health Facilities Financing Authority (The Episcopal Home); Series 2010 B, RB(b)(c)	5.50%	02/01/2020	1,000	1,076,360
California (State of) Municipal Finance Authority (Emerson College);
Series 2011, RB(b)(c)	5.00%	01/01/2022	1,250	1,398,375
Series 2011, RB	5.00%	01/01/2028	275	296,406
Series 2011, RB(b)(c)	5.75%	01/01/2022	450	515,858
California (State of) Pollution Control Finance Authority;
Series 2012, Water Furnishing RB(e)(f)	5.00%	07/01/2030	3,160	3,413,400
Series 2012, Water Furnishing RB(e)(f)	5.00%	07/01/2037	6,955	7,431,070
California (State of) Public Works Board (Various Correctional Facilities); Series 2014 A, Lease RB	5.00%	09/01/2039	2,500	2,797,875
California (State of) School Finance Authority (New Designs Charter School); Series 2012, Educational Facilities RB	5.50%	06/01/2042	2,000	2,061,580
California (State of) Statewide Communities Development Authority (Enloe Medical Center); Series 2008, RB(b)(c)	5.75%	08/15/2018	500	510,355
California (State of) Statewide Communities Development Authority (Lancer Educational Student Housing); Series 2016, Ref. RB(e)	5.00%	06/01/2046	3,000	3,157,080
California (State of) Statewide Communities Development Authority (Loma Linda University Medical Center);
Series 2016 A, RB(e)	5.00%	12/01/2041	6,475	6,860,327
Series 2016 A, RB(e)	5.25%	12/01/2056	9,000	9,620,010
California (State of) Statewide Communities Development Authority (Methodist Hospital); Series 2009, RB(b)(c)	6.25%	08/01/2019	1,665	1,770,128
California (State of) Statewide Communities Development Authority (Pooled Financing Program); Series 2004 A, Water & Wastewater RB (INS–AGM)(a)	5.25%	10/01/2024	270	270,864
California (State of) Statewide Communities Development Authority (Southern California Presbyterian Homes);
Series 2009, Senior Living RB(e)	6.25%	11/15/2019	215	227,154
Series 2009, Senior Living RB(e)	6.63%	11/15/2024	2,000	2,142,160
California (State of);
Series 2002, Unlimited Tax GO Bonds	6.00%	04/01/2019	3,500	3,673,565
Series 2010, Various Purpose Unlimited Tax GO Bonds	5.50%	03/01/2040	250	268,323
Series 2011, Various Purpose Unlimited Tax GO Bonds	5.00%	10/01/2041	5,000	5,510,250
Series 2012, Various Purpose Unlimited Tax GO Bonds	5.00%	09/01/2036	5,000	5,585,000
Series 2015, Unlimited Tax GO Bonds	5.00%	08/01/2045	4,000	4,539,520
Clovis Unified School District (Election of 2004); Series 2004 A, Unlimited Tax CAB GO Bonds (INS–NATL)(a)(g)	0.00%	08/01/2029	1,585	1,084,790
Clovis Unified School District (Election of 2012); Series 2015 D, Unlimited Tax CAB GO Bonds(g)	0.00%	08/01/2033	3,270	1,763,903
Corona-Norco Unified School District (Election of 2006); Series 2009 C, Unlimited Tax CAB GO Bonds (INS–AGM)(a)(g)	0.00%	08/01/2039	1,000	403,540
Earlimart School District; Series 1994 1, Unlimited Tax GO Bonds (INS–AMBAC)(a)	6.70%	08/01/2021	265	286,823
El Segundo Unified School District (Election of 2008);
Series 2009 A, Unlimited Tax CAB GO Bonds(g)	0.00%	08/01/2032	5,030	3,020,364
Series 2009 A, Unlimited Tax CAB GO Bonds(g)	0.00%	08/01/2033	4,185	2,392,774
Golden State Tobacco Securitization Corp.;
Series 2007 A-1, Sr. Tobacco Settlement Asset-Backed RB	5.00%	06/01/2033	12,265	12,280,209
Series 2007 A-1, Sr. Tobacco Settlement Asset-Backed RB	5.13%	06/01/2047	8,000	7,980,000
Hacienda La Puente Unified School District Facilities Financing Authority (Unified School District GO Bond Program); Series 2007, RB (INS–AGM)(a)	5.00%	08/01/2026	2,000	2,419,420
Hayward Unified School District (Election of 2008); Series 2010 A, Unlimited Tax CAB GO Bonds (INS–AGM)(a)(g)	0.00%	08/01/2034	1,500	812,550
Inland Empire Tobacco Securitization Authority; Series 2007 C-1, Asset-Backed Tobacco Settlement CAB Turbo RB(g)	0.00%	06/01/2036	25,000	7,577,500

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
Lancaster (City of) Redevelopment Agency (Combined Redevelopment Areas); Series 2009, Tax Allocation RB(b)(c)	6.50%	08/01/2019	$2,000	$2,138,760
Long Beach Unified School District (Election of 2008);
Series 2009, Unlimited Tax GO Bonds(b)(c)	5.75%	08/01/2019	4,695	4,978,484
Series 2009, Unlimited Tax GO Bonds	5.75%	08/01/2033	305	323,416
Los Angeles (City of) Department of Airports (Los Angeles International Airport);
Series 2017, Sub. RB(f)	5.00%	05/15/2041	5,000	5,587,200
Series 2017, Sub. RB(f)	5.00%	05/15/2046	6,000	6,659,220
Los Angeles (City of) Harbor Department; Series 2009 C, Ref. RB	5.00%	08/01/2031	1,500	1,571,640
Los Angeles Unified School District (Election of 2004); Series 2009 I, Unlimited Tax GO Bonds	5.00%	07/01/2029	3,000	3,137,340
Menifee Union School District (Election of 2008); Series 2009 C, Unlimited Tax CAB GO Bonds (INS–AGC)(a)(g)	0.00%	08/01/2035	3,260	1,683,855
Norco (City of) Financing Authority; Series 2009, Ref. Enterprise RB (INS–AGM)(a)	5.63%	10/01/2034	1,500	1,590,675
Oakland (Port of); Series 2012 P, Ref. Sr. Lien RB(f)	5.00%	05/01/2028	2,000	2,203,980
Oceanside Unified School District; Series 2009 A, Unlimited Tax GO Bonds (INS–AGC)(a)	5.25%	08/01/2033	775	787,028
Patterson Joint Unified School District (Election of 2008);
Series 2009 B, Unlimited Tax CAB GO Bonds(INS–AGM)(a)(g)	0.00%	08/01/2037	1,170	542,330
Series 2009 B, Unlimited Tax CAB GO Bonds(INS–AGM)(a)(g)	0.00%	08/01/2038	4,770	2,112,442
Series 2009 B, Unlimited Tax CAB GO Bonds(INS–AGM)(a)(g)	0.00%	08/01/2039	5,010	2,118,579
Series 2009 B, Unlimited Tax CAB GO Bonds(INS–AGM)(a)(g)	0.00%	08/01/2040	5,260	2,122,620
Series 2009 B, Unlimited Tax CAB GO Bonds(INS–AGM)(a)(g)	0.00%	08/01/2041	5,520	2,119,625
Pittsburg Unified School District (Election of 2006); Series 2009 B, Unlimited Tax GO Bonds(b)(c)	5.50%	08/01/2018	2,420	2,463,318
Placentia-Yorba Linda Unified School District (Election of 2008); Series 2011 D, Unlimited Tax CAB GO Bonds(g)	0.00%	08/01/2035	1,500	778,755
Redlands Unified School District (Election of 2008); Series 2008, Unlimited Tax GO Bonds(b)(c)	5.00%	07/01/2018	1,415	1,432,900
Regents of the University of California;
Series 2009 O, General RB(b)(c)	5.25%	05/15/2019	145	151,596
Series 2009 O, General RB(b)(c)	5.25%	05/15/2019	275	287,680
Series 2009 O, General RB(b)(c)	5.25%	05/15/2019	80	83,639
Series 2009 O, General RB(b)(c)(d)	5.75%	05/15/2019	5,570	5,859,919
Series 2009 O, General RB(b)(c)(d)	5.75%	05/15/2019	8,205	8,632,070
Richmond (City of) Joint Powers Financing Authority (Point Potrero); Series 2009 A, Lease RB	6.25%	07/01/2024	2,500	2,649,975
Riverside (City of); Series 2008 D, Electric RB (INS–AGM)(a)	5.00%	10/01/2038	6,335	6,457,772
Riverside (County of) Transportation Commission; Series 2013 A, Sr. Lien Toll RB	5.75%	06/01/2044	2,500	2,783,825
Sacramento (County of);
Series 2009 B, Sr. Airport System RB(INS–AGC) (a)	5.50%	07/01/2034	1,500	1,520,475
Series 2010, Sr. Airport System RB	5.00%	07/01/2040	4,300	4,588,143
San Bernardino Community College District (Election of 2008); Series 2008 A, Unlimited Tax GO Bonds(b)(c)	6.50%	08/01/2018	525	536,225
San Buenaventura (City of) (Community Memorial Health System);
Series 2011, RB	6.25%	12/01/2020	1,000	1,097,520
Series 2011, RB	6.50%	12/01/2021	2,000	2,270,560
Series 2011, RB	6.50%	12/01/2022	2,000	2,271,320
San Diego Community College District (Election of 2002); Series 2009, Unlimited Tax GO Bonds(b)(c)(d)	5.25%	08/01/2019	7,500	7,905,975
San Diego Unified School District; Series 2012 R-2, Ref. Unlimited Tax Conv. CAB GO Bonds(h)	6.63%	07/01/2041	6,250	5,070,437
San Francisco (City & County of) Airport Commission (San Francisco International Airport);
Series 2011 C, Ref. Second Series RB(f)	5.00%	05/01/2023	10,000	10,940,800
Series 2016 B, Second Series RB(f)	5.00%	05/01/2041	12,500	13,877,125
San Francisco (City & County of) Redevelopment Financing Authority (Mission Bay South Redevelopment); Series 2009 D, Tax Allocation RB(b)(c)	6.00%	08/01/2019	1,000	1,063,140
San Joaquin (County of) Transportation Authority (Measure K); Series 2011 A, Limited Sales Tax RB(b)(c)	5.25%	03/01/2021	1,500	1,657,275
San Joaquin Hills Transportation Corridor Agency; Series 2014 B, Ref. Jr. Lien Toll Road RB	5.25%	01/15/2044	5,000	5,459,750

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
San Jose (City of);
Series 2011 A-1, Airport RB(f)	5.25%	03/01/2026	$2,730	$2,977,720
Series 2011 A-1, Airport RB(f)	6.25%	03/01/2034	2,500	2,812,275
San Marcos (City of) Public Facilities Authority; Series 2006 A, Ref. Tax Increment Pass-Through RB (INS–AMBAC)(a)	5.00%	10/01/2031	5,140	5,153,672
San Mateo (City of) Foster School District (Election 2008); Series 2010, Unlimited Tax Conv. CAB GO Bonds(h)	6.63%	08/01/2042	1,410	1,198,218
Santa Margarita Water District (Community Facilities District No. 2013-1); Series 2013, Special Tax RB	5.38%	09/01/2029	2,530	2,775,967
Silicon Valley Tobacco Securitization Authority (Santa Clara);
Series 2007 A, Tobacco Settlement CAB Turbo RB(g)	0.00%	06/01/2036	22,000	7,819,460
Series 2007 A, Tobacco Settlement CAB Turbo RB(g)	0.00%	06/01/2041	5,000	1,267,900
Torrance Unified School District (Election of 2008-Measure Z); Series 2009 B-1, Unlimited Tax CAB GO Bonds(g)	0.00%	08/01/2026	1,250	976,200
Vernon (City of);
Series 2009 A, Electric System RB(b)(c)	5.13%	08/01/2019	635	661,022
Series 2009 A, Electric System RB	5.13%	08/01/2021	1,470	1,539,605
West Contra Costa Unified School District; Series 2005, Unlimited Tax CAB GO Bonds (INS–NATL)(a)(g)	0.00%	08/01/2027	7,865	5,811,606
Western Riverside (County of) Water & Wastewater Financing Authority (Eastern Municipal Water District Improvement); Series 2009, RB (INS–AGC)(a)	5.50%	09/01/2034	1,000	1,056,250
Yosemite Community College District (Election of 2004); Series 2008 C, Unlimited Tax CAB GO Bonds (INS–AGM)(a)(g)	0.00%	08/01/2024	3,570	3,034,500
				297,681,582

Colorado–2.45%
Amber Creak Metropolitan District; Series 2017 A, Ref. Limited Tax GO Bonds	5.13%	12/01/2047	1,075	1,061,175
Belleview Station Metropolitan District No. 2;
Series 2017, Ref. Limited Tax GO Bonds	5.00%	12/01/2036	1,000	1,017,100
Series 2017, Ref. Limited Tax GO Bonds	5.13%	12/01/2046	2,375	2,412,026
Centerra Metropolitan District No. 1 (In the City of Loveland); Series 2017, Ref. Special Tax Allocation RB(e)	5.00%	12/01/2037	3,000	3,096,990
Colorado (State of) Health Facilities Authority (Christian Living Neighborhoods);
Series 2016, Ref. Hospital RB	5.00%	01/01/2031	1,400	1,490,342
Series 2016, Ref. Hospital RB	5.00%	01/01/2037	1,800	1,891,476
Colorado (State of) Health Facilities Authority (The Evangelical Lutheran Good Samaritan Society);
Series 2013, RB	5.63%	06/01/2043	2,500	2,799,550
Series 2017, Ref. Hospital RB	5.00%	06/01/2047	3,500	3,790,640
Colorado (State of) High Performance Transportation Enterprise (C-470 Express Lanes); Series 2017, RB	5.00%	12/31/2056	6,250	6,759,625
Colorado (State of) Regional Transportation District (Denver Transit Partners Eagle P3);
Series 2010, Private Activity RB	6.00%	01/15/2041	2,650	2,872,202
Series 2010, Private Activity RB	6.50%	01/15/2030	2,400	2,659,248
Colorado (State of) Water Resources & Power Development Authority (City of Fountain Electric, Water & Wastewater Utility Enterprise);
Series 2009 A, Water Resource RB(b)(c)	5.13%	12/01/2018	400	411,212
Series 2009 A, Water Resource RB(b)(c)	5.25%	12/01/2018	525	540,199
Colorado Springs (City of);
Series 2002, Hospital RB(INS–AGM)(a)	5.25%	12/15/2020	3,375	3,477,769
Series 2002, Hospital RB(INS–AGM)(a)	5.25%	12/15/2021	3,530	3,637,488
Series 2010 D-1, Utilities System RB(b)(c)	5.25%	11/15/2020	1,000	1,096,710
Denver (City & County of) (Justice System); Series 2008, Unlimited Tax GO Bonds(d)	5.00%	08/01/2024	7,500	7,609,650
Denver (City & County of) (United Airlines, Inc.); Series 2017, Ref. Special Facilities Airport RB(f)	5.00%	10/01/2032	5,000	5,406,050
Denver (City & County of); Series 2016 A, Ref. Dedicated Tax and Improvement RB	5.00%	08/01/2044	4,000	4,521,000
Denver (City of) Convention Center Hotel Authority; Series 2016, Ref. Sr. RB	5.00%	12/01/2040	2,500	2,738,875
Leyden Rock Metropolitan District No. 10; Series 2016 A, Limited Tax GO Bonds	5.00%	12/01/2045	1,250	1,269,213

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Colorado–(continued)
Public Authority for Colorado Energy; Series 2008, Natural Gas Purchase RB	6.50%	11/15/2038	$6,255	$8,604,941
University of Colorado; Series 2009 A, Enterprise System RB(b)(c)	5.25%	06/01/2019	1,075	1,124,869
				70,288,350

Connecticut–1.14%
Connecticut (State of) (Bradley International Airport); Series 2000 A, Special Obligation Parking RB (INS–ACA)(a)(f)	6.60%	07/01/2024	1,000	1,002,690
Connecticut (State of) Development Authority (Aquarion Water Co.); Series 2011, Water Facilities RB(f)	5.50%	04/01/2021	3,000	3,287,610
Connecticut (State of) Health & Educational Facilities Authority (Church Home of Hartford Inc.);
Series 2016 A, Healthcare Facilities RB(e)	5.00%	09/01/2046	2,500	2,564,375
Series 2016 A, Healthcare Facilities RB(e)	5.00%	09/01/2053	1,700	1,735,394
Connecticut (State of) Health & Educational Facilities Authority (Duncaster Inc.); Series 2014 A, RB	5.00%	08/01/2044	5,000	5,225,550
Connecticut (State of) Health & Educational Facilities Authority (Hartford Healthcare);
Series 2011 A, RB	5.00%	07/01/2026	1,000	1,078,050
Series 2011 A, RB	5.00%	07/01/2041	5,700	6,020,967
Connecticut (State of) Health & Educational Facilities Authority (Western Connecticut Health Network); Series 2011 M, RB	5.38%	07/01/2041	5,000	5,357,100
Connecticut (State of) Health & Educational Facility Authority (Quinnipiac University);
Series 2007, RB(b)(c)	5.00%	07/01/2018	490	496,032
Series 2007, RB(b)(c)	5.75%	07/01/2018	975	989,401
Series 2007, RB(INS–NATL)(a)	5.00%	07/01/2023	610	617,058
Series 2007, RB(INS–NATL)(a)	5.75%	07/01/2033	25	25,337
Hamden (Town of) (Whitney Center); Series 2009 C, RB(c)	5.50%	01/01/2022	1,000	958,160
Harbor Point Infrastructure Improvement District (Harbor Point); Series 2010 A, Special Obligation Tax Allocation RB(b)(c)	7.88%	04/01/2020	3,000	3,377,700
				32,735,424

Delaware–0.04%
Delaware (State of) Economic Development Authority (Delmarva Power & Light Co.); Series 2010, Ref. Gas Facilities RB	5.40%	02/01/2031	1,050	1,123,941

District of Columbia–2.68%
District of Columbia (Center for Strategic & International Studies, Inc.);
Series 2011, RB(b)(c)	6.38%	03/01/2021	2,845	3,173,370
Series 2011, RB(b)(c)	6.63%	03/01/2021	1,100	1,250,733
District of Columbia (Georgetown University); Series 2017, Ref. University RB	5.00%	04/01/2042	4,050	4,535,716
District of Columbia (Ingleside at Rock Creek); Series 2017 A, RB	5.00%	07/01/2052	2,250	2,319,233
District of Columbia (Sibley Memorial Hospital); Series 2009, Hospital RB(b)(c)	6.38%	10/01/2019	2,200	2,363,284
District of Columbia;
Series 2006 B-1, Ballpark RB(INS–NATL)(a)	5.00%	02/01/2031	11,765	11,791,589
Series 2009 A, Sec. Income Tax RB(d)	5.00%	12/01/2023	10,715	11,359,079
Series 2009 A, Sec. Income Tax RB(d)	5.25%	12/01/2027	6,860	7,293,209
Series 2009 B, Ref. Sec. Income Tax RB(d)	5.00%	12/01/2024	4,285	4,539,529
Metropolitan Washington Airports Authority (Dulles Metrorail and Capital Improvement);
Series 2010 A, Dulles Toll Road CAB RB(INS–AGM)(a)(g)	0.00%	10/01/2037	17,565	7,888,968
Series 2014 A, Ref. Sr. Lien Dulles Toll Road RB	5.00%	10/01/2053	13,710	14,592,650
Metropolitan Washington Airports Authority; Series 2016 A, Ref. Airport System RB(f)	5.00%	10/01/2034	5,295	5,950,150
				77,057,510

Florida–4.13%
Alachua (County of) (North Florida Retirement Village, Inc.); Series 2007, IDR	5.88%	11/15/2036	1,000	1,001,710
Broward (County of);
Series 2009 A, Water & Sewer Utility RB(b)(c)	5.13%	10/01/2018	1,500	1,533,495
Series 2015 A, Airport System RB(f)	5.00%	10/01/2045	5,030	5,546,028

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Florida–(continued)
Capital Trust Agency Inc. (Sarasota-Manatee Jewish Housing Council, Inc.); Series 2017, Ref. Retirement Facility RB	5.00%	07/01/2037	$1,765	$1,815,267
Citizens Property Insurance Corp. (Coastal Account); Series 2011 A-1, Sr. Sec. RB	5.00%	06/01/2020	3,000	3,217,290
Collier (County of) Industrial Development Authority (The Arlington of Naples);
Series 2014 A, Continuing Care Community RB(e)	7.25%	05/15/2026	1,000	1,093,000
Series 2014 A, Continuing Care Community RB(e)	7.75%	05/15/2035	2,500	2,741,100
Davie (Town of) (Nova Southeastern University); Series 2013 A, Educational Facilities RB	6.00%	04/01/2042	3,250	3,660,507
Escambia (County of) Health Facilities Authority (Florida Health Care Facility Loan Veterans Health Administration Program); Series 2000, RB(b)	5.95%	07/01/2020	60	65,873
Florida (State of) Mid-Bay Bridge Authority;
Series 1991 A, RB(b)	6.88%	10/01/2022	2,500	2,801,850
Series 2008 A, Ref. RB(b)(c)	5.00%	10/01/2018	1,840	1,878,143
Florida (State of) North Broward Hospital District; Series 2017 B, Ref. RB	5.00%	01/01/2048	5,000	5,281,950
Florida Development Finance Corp. (Renaissance Charter School, Inc.); Series 2015, Educational Facilities RB(e)	6.00%	06/15/2035	2,935	3,086,622
Hillsborough (County of) Aviation Authority; Series 2008 A, RB (INS–AGC)(a)(f)	5.38%	10/01/2033	2,500	2,553,100
Martin (County of) Health Facilities Authority (Martin Memorial Medical Center); Series 2012, RB	5.50%	11/15/2042	6,500	7,060,365
Miami (City of); Series 2009, Ref. Parking System RB (INS–AGC)(a)	5.00%	10/01/2034	500	522,655
Miami Beach (City of) Health Facilities Authority (Mount Sinai Medical Center);
Series 2014, Ref. RB	5.00%	11/15/2039	1,010	1,071,842
Series 2014, Ref. RB	5.00%	11/15/2044	1,045	1,104,586
Miami-Dade (County of) (Building Better Communities Program); Series 2009 B-1, Unlimited Tax GO Bonds(b)(c)	5.38%	07/01/2018	1,000	1,013,540
Miami-Dade (County of) (Jackson Health System);
Series 2009, Public Facilities RB(b)(c)	5.63%	06/01/2019	1,000	1,051,650
Series 2009, Public Facilities RB(b)(c)	5.75%	06/01/2019	775	816,222
Miami-Dade (County of) (Miami International Airport); Series 2010 A, Aviation RB	5.38%	10/01/2035	3,105	3,372,154
Miami-Dade (County of) Expressway Authority; Series 2010 A, Ref. Toll System RB (INS–AGM)(a)	5.00%	07/01/2035	3,350	3,582,390
Miami-Dade (County of);
Series 2009 C, Professional Sports Franchise Facility Tax RB(INS–AGC)(a)	5.75%	10/01/2039	550	583,429
Series 2010, Water & Sewer System RB(b)(c)	5.00%	10/01/2020	4,500	4,888,800
Series 2010 B, Aviation RB(INS–AGM)(a)	5.00%	10/01/2035	1,205	1,292,001
Series 2012 A, Ref. Aviation RB(f)	5.00%	10/01/2030	2,000	2,189,680
Series 2012 B, Ref. Sub. Special Obligation RB(INS–AGM)(a)	5.00%	10/01/2035	3,800	4,194,820
Series 2017 B, Ref. Aviation RB(f)	5.00%	10/01/2040	10,000	11,185,800
Orange (County of) Health Facilities Authority (Orlando Health, Inc.); Series 2016 B, Ref. Hospital RB	5.00%	10/01/2044	3,000	3,287,190
Orlando (City of) Greater Orlando Aviation Authority; Series 2017 A, Priority Sub. Airport Facilities RB(f)	5.00%	10/01/2052	6,000	6,629,280
Palm Beach (County of) Health Facilities Authority (Bethesda Health Care System, Inc.); Series 2010 A, RB(b)(c)	5.00%	07/01/2020	625	674,156
Port St. Lucie (City of);
Series 2009, Ref. Utility System RB(b)(c)	5.00%	09/01/2018	1,360	1,384,861
Series 2009, Ref. Utility System RB(INS–AGC)(a)	5.00%	09/01/2035	140	142,397
Putnam (County of) Development Authority (Seminole Electric Cooperative); Series 2007 A, Ref. PCR (INS–AMBAC)(a)(c)	5.35%	05/01/2018	5,200	5,233,280
Reunion East Community Development District;
Series 2005, Special Assessment RB(i)	5.80%	05/01/2036	197	2
Series 2015-2, Special Assessment RB	6.60%	05/01/2036	245	250,290
Sunrise (City of);
Series 1998, Ref. Utility System RB(b)(c)	5.20%	10/01/2020	1,725	1,840,265
Series 1998, Ref. Utility System RB(INS–AMBAC)(a)	5.00%	10/01/2028	1,150	1,173,161
Series 1998, Ref. Utility System RB(INS–AMBAC)(a)	5.20%	10/01/2022	2,275	2,325,596
Tallahassee (City of) (Tallahassee Memorial Health Care, Inc.); Series 2016, Health Facility RB	5.00%	12/01/2055	4,500	4,787,730

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Florida–(continued)
Tampa Bay Water; Series 2001 A, Ref. & Improvement Utility System RB (INS–NATL)(a)	6.00%	10/01/2029	$3,000	$3,879,870
Tampa-Hillsborough (County of) Expressway Authority; Series 2017, RB	5.00%	07/01/2047	6,000	6,787,440
				118,601,387

Georgia–1.94%
Atkinson & Coffee (Counties of) Joint Development Authority (SGC Real Estate Foundation II LLC); Series 2009, RB(b)(c)	5.25%	06/01/2019	1,000	1,046,390
Atlanta (City of) (Beltline); Series 2009 B, Tax Allocation RB(b)(c)	7.38%	01/01/2019	4,810	5,044,728
Atlanta (City of);
Series 2009 A, Water & Wastewater RB(b)(c)	6.00%	11/01/2019	1,000	1,072,620
Series 2009 A, Water & Wastewater RB(b)(c)	6.00%	11/01/2019	1,000	1,072,620
Series 2009 B, Water & Wastewater RB(b)(c)	5.25%	11/01/2019	980	1,039,976
Series 2009 B, Water & Wastewater RB(b)(c)	5.38%	11/01/2019	980	1,041,985
Series 2009 B, Water & Wastewater RB(INS–AGM)(a)	5.25%	11/01/2034	520	549,531
Series 2009 B, Water & Wastewater RB(INS–AGM)(a)	5.38%	11/01/2039	520	550,150
Series 2010 C, Ref. General Airport RB	5.25%	01/01/2030	1,500	1,642,155
Series 2010 C, Ref. General Airport RB	6.00%	01/01/2030	1,000	1,118,310
Series 2010 C, Ref. General Airport RB(INS–AGM)(a)	5.25%	01/01/2030	1,500	1,642,155
Series 2015, Ref. Water & Wastewater RB(d)	5.00%	11/01/2040	18,420	20,778,312
DeKalb (County of) Private Hospital Authority (Children’s Healthcare of Atlanta, Inc.); Series 2009, RAC	5.00%	11/15/2019	600	633,804
Gainesville (City of) & Hall (County of) Development Authority (Acts Retirement-Life Community); Series 2009 A-2, Retirement Community RB(b)(c)	6.38%	11/15/2019	700	755,167
Gwinnett (County of) Hospital Authority (Gwinnett Hospital System, Inc.); Series 2007 D, RAC (INS–AGM)(a)	5.50%	07/01/2034	1,000	1,042,980
Macon-Bibb (County of) Hospital Authority (Medical Center of Central Georgia, Inc.); Series 2009, RAC(b)(c)	5.00%	08/01/2019	2,000	2,095,520
Macon-Bibb (County of) Urban Development Authority (Academy for Classical Education, Inc.);
Series 2017 A, RB(e)	5.88%	06/15/2047	1,680	1,728,636
Series 2017 A, RB(e)	6.00%	06/15/2052	1,530	1,577,047
Marietta (City of) Developing Authority (Life University, Inc.); Series 2017 A, Ref. University Facilities RB(e)	5.00%	11/01/2037	5,250	5,571,930
Medical Center Hospital Authority (Columbus Regional Healthcare System, Inc.); Series 2008, RAC(b)(c)	6.38%	08/01/2018	2,135	2,179,088
Richmond (County of) Hospital Authority (University Health Services, Inc.); Series 2009, RAC(b)(c)	5.25%	01/01/2019	1,500	1,546,350
Savannah (City of) Economic Development Authority (SSU Community Development I, LLC); Series 2010, RB (INS–AGM)(a)	5.50%	06/15/2035	1,020	1,102,212
Thomasville (City of) Hospital Authority (John D. Archbold Memorial Hospital, Inc.); Series 2010, RAC(b)(c)	5.13%	11/02/2020	750	817,087
				55,648,753

Guam–0.04%
Guam (Territory of) Power Authority; Series 2010 A, RB(b)(c)	5.00%	10/01/2020	1,100	1,194,457

Hawaii–0.49%
Hawaii (State of) Department of Budget & Finance (Hawaiian Electric Co., Inc. & Subsidiary); Series 2009, Special Purpose RB	6.50%	07/01/2039	2,000	2,113,160
Hawaii (State of) Department of Budget & Finance (Hawaiian Electric Co., Inc.); Series 2015, Ref. Special Purpose RB(f)	3.25%	01/01/2025	4,500	4,563,315
Hawaii (State of) Department of Budget & Finance (Kahala Nui); Series 2012, Ref. Special Purpose Senior Living RB	5.13%	11/15/2032	1,500	1,659,585
Hawaii (State of) Department of Budget & Finance; Series 2012, Ref. Special Purpose Senior Living RB	5.25%	11/15/2037	1,250	1,382,850
Honolulu (City & County of); Series 2009 A, Unlimited Tax GO Bonds(b)(c)(d)	5.25%	04/01/2019	4,120	4,289,002
				14,007,912

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                         Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Idaho–0.33%
Idaho (State of) Health Facilities Authority (St. Luke’s Health System); Series 2008 A, RB	6.50%	11/01/2023	$1,000	$1,032,090
Idaho (State of) Health Facilities Authority (Trinity Health Credit Group); Series 2008 B, Ref. RB(b)(c)	6.13%	12/01/2018	655	678,207
Idaho (State of) Housing & Finance Association (Federal Highway Trust Fund);
Series 2008 A, Grant & RAB(b)(c)	5.25%	07/15/2018	3,485	3,535,497
Series 2008 A, Grant & RAB(b)(c)	5.25%	07/15/2018	4,230	4,291,293
				9,537,087

Illinois–12.50%
Bartlett (Village of) (Quarry Redevelopment); Series 2007, Ref. Sr. Lien Tax Increment Allocation RB	5.60%	01/01/2023	1,935	1,936,161
Bolingbrook (Village of); Series 2005, Sales Tax RB	6.25%	01/01/2024	1,095	1,084,641
Chicago (City of) (83rd/Stewart Redevelopment); Series 2013, Tax Increment Allocation Revenue COP(e)	7.00%	01/15/2029	3,444	3,445,735
Chicago (City of) (Cottage View Terrace Apartments); Series 2000 A, FHA/GNMA Collateralized MFH RB (CEP–GNMA)(f)	6.13%	02/20/2042	1,345	1,350,797
Chicago (City of) (Diversey/Narragansett); Series 2006, Tax Increment Allocation Revenue COP	7.46%	02/15/2026	400	289,768
Chicago (City of) (Midway Airport);
Series 2013 A, Ref. Second Lien RB(f)	5.50%	01/01/2032	5,000	5,572,300
Series 2014 A, Ref. Second Lien RB(f)	5.00%	01/01/2041	2,725	2,970,277
Chicago (City of) (O’Hare International Airport);
Series 2012 B, Ref. Sr. Lien General Airport RB(f)	5.00%	01/01/2030	5,000	5,368,500
Series 2016 B, Ref. Sr. Lien General Airport RB	5.00%	01/01/2041	3,500	3,899,805
Series 2016 C, Ref. Sr. Lien General Airport RB	5.00%	01/01/2037	2,500	2,802,050
Series 2017 D, Sr. Lien General Airport RB(d)(f)	5.00%	01/01/2042	2,500	2,748,725
Series 2017 D, Sr. Lien General Airport RB(d)(f)	5.00%	01/01/2047	7,500	8,198,850
Series 2017 D, Sr. Lien General Airport RB	5.25%	01/01/2036	4,600	5,335,586
Chicago (City of) (Roosevelt Square/ABLA Redevelopment); Series 2009 A, Ref. Tax Increment Allocation Revenue COP	7.13%	03/15/2022	1,844	1,844,572
Chicago (City of) Board of Education; Series 2017 H, Dedicated Unlimited Tax GO Bonds	5.00%	12/01/2036	5,750	5,820,380
Chicago (City of) Metropolitan Water Reclamation District;
Series 2011 B, Capital Improvement Limited Tax GO Bonds(d)	5.00%	12/01/2024	15,000	16,633,500
Series 2015 A, Unlimited Tax GO Green Bonds(d)	5.00%	12/01/2044	12,000	13,232,040
Series 2015 C, Limited Tax GO Green Bonds(d)	5.00%	12/01/2027	6,805	7,777,775
Series 2015 C, Limited Tax GO Green Bonds(d)	5.00%	12/01/2028	4,000	4,545,360
Chicago (City of) Midway Airport; Series 2016 B, Ref. Second Lien RB	5.00%	01/01/2046	3,350	3,730,225
Chicago (City of) Park District; Series 2008 F, Limited Tax GO Bonds	5.50%	01/01/2033	1,270	1,304,481
Chicago (City of) Transit Authority (FTA Section 5309 Fixed Guideway Modernization Formula Funds); Series 2008, Capital Grant Receipts RB(b)(c)	5.25%	06/01/2018	4,840	4,887,771
Chicago (City of) Transit Authority;
Series 2011, Sales Tax Receipts RB(d)(k)	5.25%	12/01/2036	12,000	13,033,920
Series 2014, Sales Tax Receipts RB	5.00%	12/01/2044	8,195	8,937,877
Chicago (City of);
Series 2002 B, Unlimited Tax GO Bonds	5.50%	01/01/2032	3,300	3,536,049
Series 2007 E, Ref. Unlimited Tax GO Bonds	5.50%	01/01/2035	1,500	1,595,430
Series 2008 C, Ref. Second Lien Wastewater Transmission RB	5.00%	01/01/2039	5,000	5,373,300
Series 2011, Tax Increment Allocation Revenue COP	7.13%	05/01/2021	2,800	2,837,100
Series 2011 A, Sales Tax RB(b)(c)	5.00%	01/01/2022	1,000	1,116,730
Series 2014, Second Lien Waterworks RB	5.00%	11/01/2044	1,905	2,059,324
Series 2015 A, Unlimited Tax GO Bonds	5.50%	01/01/2034	4,440	4,733,262
Series 2015 A, Unlimited Tax GO Bonds	5.50%	01/01/2035	2,000	2,127,240
Series 2017 A, Ref. Unlimited Tax GO Bonds	6.00%	01/01/2038	8,500	9,652,175
Series 2017 A, Second Lien Wastewater Transmission RB(INS–AGM)(a)	5.25%	01/01/2042	2,000	2,247,640
Cook County School District No. 122 (Ridgeland);
Series 2000, Unlimited Tax CAB GO Bonds(b)(g)	0.00%	12/01/2018	2,995	2,954,957
Series 2000, Unlimited Tax CAB GO Bonds(INS–NATL)(a)(g)	0.00%	12/01/2020	4,050	3,856,491

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                         Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Illinois–(continued)
Gilberts (Village of) Special Service Area No. 24 (The Conservancy); Series 2014 A, Special Tax RB	5.38%	03/01/2034	$562	$508,762
Illinois (State of) Department of Central Management Services; Series 1999, COP (INS–NATL)(a)	5.85%	07/01/2019	760	762,637
Illinois (State of) Finance Authority (Advocate Health Care Network); Series 2008 D, RB(b)(c)	6.50%	11/01/2018	1,000	1,033,560
Illinois (State of) Finance Authority (Art Institute of Chicago); Series 2009 A, RB(b)(c)	6.00%	03/01/2019	2,500	2,611,450
Illinois (State of) Finance Authority (Centegra Health System);
Series 2014 A, RB	5.00%	09/01/2039	1,865	1,945,829
Series 2014 A, RB	5.00%	09/01/2042	1,290	1,338,491
Illinois (State of) Finance Authority (DePaul University); Series 2011 A, RB(b)(c)	6.00%	04/01/2021	1,000	1,125,300
Illinois (State of) Finance Authority (Evangelical Hospitals);
Series 1992 A, Ref. RB(b)	6.25%	04/15/2022	1,000	1,088,070
Series 1992 C, RB(b)	6.25%	04/15/2022	1,150	1,251,281
Illinois (State of) Finance Authority (Lutheran Home & Services);
Series 2012, Ref. RB	5.00%	05/15/2022	1,875	1,963,950
Series 2012, Ref. RB	5.50%	05/15/2027	2,250	2,406,172
Illinois (State of) Finance Authority (Northwestern Memorial Healthcare); Series 2017 A, Ref. RB	5.00%	07/15/2042	5,000	5,674,750
Illinois (State of) Finance Authority (Northwestern Memorial Hospital);
Series 2009 A, RB(b)(c)(d)	5.38%	08/15/2019	1,000	1,055,920
Series 2009 A, RB(b)(c)(d)	5.75%	08/15/2019	2,000	2,122,580
Illinois (State of) Finance Authority (OSF Healthcare System); Series 2015 A, Ref. RB	5.00%	11/15/2045	4,020	4,353,258
Illinois (State of) Finance Authority (Park Place of Elmhurst);
Series 2016, RB	2.00%	05/15/2055	203	11,140
Series 2016 B, RB	5.63%	05/15/2020	970	964,332
Illinois (State of) Finance Authority (Peace Village); Series 2013, RB	6.75%	08/15/2033	2,000	2,123,100
Illinois (State of) Finance Authority (Plymouth Place);
Series 2015, Ref. RB	5.00%	05/15/2037	1,050	1,085,186
Series 2015, Ref. RB	5.25%	05/15/2045	2,355	2,469,853
Illinois (State of) Finance Authority (Resurrection Health Care Corp.);
Series 1999, RB(b)	5.00%	05/15/2018	175	176,342
Series 1999, RB(b)	5.00%	05/15/2018	4,875	4,912,391
Series 1999, RB(b)(c)	5.25%	05/15/2018	180	181,472
Series 1999, RB(b)(c)	5.25%	05/15/2018	2,615	2,636,391
Series 1999 A, RB(b)(c)	5.50%	05/15/2018	765	771,640
Series 2009, Ref. RB(b)(c)	6.13%	05/15/2019	100	105,465
Series 2009, Ref. RB(b)(c)	6.13%	05/15/2019	2,685	2,831,735
Illinois (State of) Finance Authority (Riverside Health System);
Series 2009, RB(b)(c)	6.25%	11/15/2019	1,205	1,298,508
Series 2009, RB	6.25%	11/15/2035	795	846,230
Illinois (State of) Finance Authority (Rosalind Franklin University Research Building); Series 2017, RB	5.00%	08/01/2049	2,450	2,606,898
Illinois (State of) Finance Authority (Rosalind Franklin University); Series 2017, Ref. RB	5.00%	08/01/2047	1,025	1,092,291
Illinois (State of) Finance Authority (Rush University Medical Center Obligated Group); Series 2009 A, RB(b)(c)	7.25%	11/01/2018	4,500	4,674,780
Illinois (State of) Finance Authority (Rush University Medical Center); Series 2015 A, Ref. RB	5.00%	11/15/2038	6,750	7,434,517
Illinois (State of) Finance Authority (Silver Cross Hospital & Medical Centers); Series 2008, Ref. RB	6.00%	08/15/2023	2,745	2,779,697
Illinois (State of) Finance Authority (Southern Illinois Healthcare Enterprises, Inc.); Series 2005, RB(b)(c)	5.38%	03/01/2020	1,000	1,074,120
Illinois (State of) Finance Authority (The Carle Foundation);
Series 2011 A, RB	5.75%	08/15/2034	1,000	1,107,260
Series 2011 A, RB	6.00%	08/15/2041	4,000	4,446,560
Series 2011 A, RB(INS–AGM)(a)	6.00%	08/15/2041	650	722,566
Illinois (State of) Finance Authority; Series 2009, RB(b)(c)	6.13%	05/15/2019	85	89,593

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19                         Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Illinois–(continued)
Illinois (State of) Metropolitan Pier & Exposition Authority (McCormick Place Expansion);
Series 2002, Ref. Dedicated State Tax Conv. CAB RB(b)	5.65%	06/15/2022	$1,755	$2,016,021
Series 2002, Ref. Dedicated State Tax Conv. CAB RB(b)	5.65%	06/15/2022	1,905	2,192,560
Series 2002, Ref. Dedicated State Tax Conv. CAB RB(INS–NATL)(a)	5.65%	06/15/2022	16,340	18,428,906
Series 2012 A, RB	5.00%	06/15/2042	3,175	3,308,890
Illinois (State of) Sports Facilities Authority;
Series 2014, Ref. RB(INS–AGM)(a)	5.25%	06/15/2031	2,630	2,878,219
Series 2014, Ref. RB(INS–AGM)(a)	5.25%	06/15/2032	2,395	2,613,999
Illinois (State of) Toll Highway Authority;
Series 2013 A, RB(d)	5.00%	01/01/2038	8,000	8,846,880
Series 2015 A, RB(d)	5.00%	01/01/2040	14,190	15,876,056
Illinois (State of);
Series 1991, Civic Center RB(INS–AMBAC)(a)	6.25%	12/15/2020	1,390	1,452,758
Series 2012 A, Unlimited Tax GO Bonds	5.00%	01/01/2031	2,775	2,829,029
Series 2013, Unlimited Tax GO Bonds	5.25%	07/01/2031	4,000	4,125,240
Series 2014, Unlimited Tax GO Bonds	5.00%	05/01/2039	4,710	4,769,487
Series 2014, Unlimited Tax GO Bonds	5.25%	02/01/2033	2,650	2,734,031
Series 2017 A, Unlimited Tax GO Bonds	5.00%	12/01/2024	10,000	10,507,100
McHenry (County of) Special Service Area (Wonder Lake Dredging); Series 2010, Special Tax RB	6.50%	03/01/2030	3,820	3,976,544
Northern Illinois University;
Series 2011, Ref. Auxiliary Facilities System RB(INS–AGM)(a)	5.25%	04/01/2028	2,000	2,118,320
Series 2011, Ref. Auxiliary Facilities System RB(INS–AGM)(a)	5.50%	04/01/2026	2,000	2,130,100
Plano (City of) Special Service Area No. 10 (Lakewood Springs Club); Series 2007, Special Tax RB(i)	5.80%	03/01/2037	1,500	165,000
Railsplitter Tobacco Settlement Authority;
Series 2010, RB	5.25%	06/01/2021	1,000	1,095,700
Series 2010, RB(b)(c)	6.00%	06/01/2021	10,000	11,318,600
Series 2017, RB	5.00%	06/01/2026	8,000	9,192,240
United City of Yorkville (City of) Special Service Area No. 2004-107 (Raintree Village II); Series 2005, Special Tax RB(i)	6.25%	03/01/2035	958	431,100
University of Illinois; Series 2011 A, Auxiliary Facilities System RB	5.13%	04/01/2036	1,000	1,062,670
Will (County of) & Kankakee (City of) Regional Development Authority (Senior Estates Supportive Living); Series 2007, MFH RB(f)	7.00%	12/01/2042	395	397,188
				358,991,509

Indiana–1.89%
Indiana (State of) Finance Authority (CWA Authority);
Series 2011 B, Second Lien Wastewater Utility RB	5.00%	10/01/2041	11,000	11,995,170
Series 2016 A, First Lien Wastewater Utility Green RB(INS–NATL)(a)	5.00%	10/01/2046	15,000	16,820,250
Indiana (State of) Finance Authority (Ohio Valley Electric Corp.);
Series 2012 A, Midwestern Disaster Relief RB	5.00%	06/01/2032	1,220	1,244,388
Series 2012 A, Midwestern Disaster Relief RB	5.00%	06/01/2039	2,500	2,528,400
Indiana (State of) Finance Authority (Sisters of St. Francis Health Services); Series 2006 E, Ref. Health System RB(b)(c)	5.25%	05/01/2018	2,000	2,012,880
Indiana (State of) Municipal Power Agency;
Series 2009 B, Power Supply System RB(b)(c)	5.75%	01/01/2019	200	207,256
Series 2009 B, Power Supply System RB(b)(c)	6.00%	01/01/2019	3,000	3,115,020
Indianapolis Local Public Improvement Bond Bank (Waterworks);
Series 2009 A, RB(b)(c)	5.25%	01/01/2019	195	201,273
Series 2009 A, RB(INS–AGC)(a)	5.25%	01/01/2029	805	830,688
Monroe County Community 1996 School Building Corp.; Series 2009, First Mortgage RB(b)(c)	5.25%	01/15/2019	2,815	2,909,781
Northern Indiana Commuter Transportation District;
Series 2016, Limited Obligation RB	5.00%	07/01/2035	1,700	1,904,986
Series 2016, Limited Obligation RB	5.00%	07/01/2041	1,500	1,667,025
Valparaiso (City of) (Pratt Paper, LLC); Series 2013, Exempt Facilities RB(f)	6.75%	01/01/2034	1,500	1,765,395

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20                         Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Indiana–(continued)
Whiting (City of) (BP Products North America); Series 2014, Environmental Facilities Floating Rate RB (SIFMA Municipal Swap Index + 0.75%)(c)(f)(j)	1.84%	12/02/2019	$7,000	$7,013,440
				54,215,952

Iowa–2.25%
Altoona (City of); Series 2008, Annual Appropriation Urban Renewal Tax Increment Allocation RB(b)(c)	6.00%	06/01/2018	1,860	1,881,539
Ames (City of) (Mary Greeley Medical Center);
Series 2011, Hospital RB(b)(c)	5.25%	06/15/2020	7,000	7,548,170
Series 2011, Hospital RB(b)(c)	5.50%	06/15/2020	1,000	1,083,880
Series 2011, Hospital RB(b)(c)	5.63%	06/15/2020	1,500	1,630,005
Iowa (State of) (IJOBS Program);
Series 2009 A, Special Obligation RB(b)(c)(d)(k)	5.00%	06/01/2019	4,360	4,548,875
Series 2009 A, Special Obligation RB(b)(c)(d)(k)	5.00%	06/01/2019	5,815	6,066,906
Series 2009 A, Special Obligation RB(b)(c)(d)(k)	5.00%	06/01/2019	9,300	9,702,876
Iowa (State of) Finance Authority (Iowa Fertilizer Co.);
Series 2013, Midwestern Disaster Area RB(e)	5.88%	12/01/2027	6,795	7,251,352
Series 2013, Ref. Midwestern Disaster Area RB(c)	5.25%	12/01/2037	8,140	8,475,531
Iowa (State of) Finance Authority (Iowa Health System);
Series 2005, Health Facilities RB(INS–AGC)(a)	5.25%	02/15/2029	2,000	2,056,560
Series 2008 A, Health Facilities RB(b)(c)	5.25%	08/15/2019	1,500	1,580,085
Iowa (State of) Tobacco Settlement Authority;
Series 2005 C, Asset-Backed RB	5.63%	06/01/2046	2,690	2,689,946
Series 2005 E, Asset-Backed CAB RB(g)	0.00%	06/01/2046	50,000	5,483,500
Iowa Student Loan Liquidity Corp.; Sr. Series 2011 A-2, RB(f)	5.70%	12/01/2027	4,445	4,654,448
				64,653,673

Kansas–0.62%
Kansas (State of) Development Finance Authority (Adventist Health System/Sunbelt Obligated Group); Series 2009 C, Hospital RB	5.50%	11/15/2029	1,500	1,596,540
Kansas (State of) Development Finance Authority (University of Kansas Health System);
Series 2011 H, Health Facilities RB	5.00%	03/01/2034	1,000	1,053,150
Series 2011 H, Health Facilities RB	5.13%	03/01/2039	2,000	2,110,780
Series 2011 H, Health Facilities RB	5.38%	03/01/2029	1,000	1,061,940
Kansas (State of) Municipal Energy Agency (Jameson Energy Center); Series 2013, Power Project RB	5.25%	07/01/2044	2,000	2,227,360
Wichita (City of) (Kansas Masonic Home); Series 2016 II-A, Health Care Facilities RB	5.38%	12/01/2046	4,940	5,216,442
Wichita (City of) (Presbyterian Manors, Inc.); Series 2013 IV-A, Health Care Facilities RB	6.38%	05/15/2043	1,500	1,584,195
Wyandotte (County of) & Kansas City (City of) Unified Government;
Series 2009 A, Utility System RB(b)(c)	5.00%	03/01/2019	2,000	2,071,460
Series 2014 A, Ref. & Improvement Utility System RB	5.00%	09/01/2044	1,180	1,322,072
				18,243,939

Kentucky–2.66%
Christian (County of) (Jennie Stuart Medical Center, Inc.);
Series 2016, Ref. Hospital RB	5.38%	02/01/2036	3,000	3,224,700
Series 2016, Ref. Hospital RB	5.50%	02/01/2044	5,000	5,357,100
Kentucky (State of) Economic Development Finance Authority (Baptist Healthcare System Obligated Group); Series 2017 B, Hospital RB	5.00%	08/15/2041	5,000	5,402,500
Kentucky (State of) Economic Development Finance Authority (Baptist Healthcare System);
Series 2009, Hospital RB(b)(c)	5.38%	08/15/2018	1,500	1,527,150
Series 2009, Hospital RB	5.38%	08/15/2024	1,500	1,521,855
Series 2009, Hospital RB(b)(c)	5.63%	08/15/2018	500	509,610
Series 2009, Hospital RB	5.63%	08/15/2027	500	508,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21                         Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Kentucky–(continued)
Kentucky (State of) Economic Development Finance Authority (Louisville Arena Authority, Inc.);
Series 2017 A, Ref. RB(INS–AGM)(a)	5.00%	12/01/2045	$5,000	$5,454,850
Subseries 2008 A-1, RB(b)(c)	6.00%	06/01/2018	5,070	5,129,370
Subseries 2008 A-1, RB(b)(c)	6.00%	06/01/2018	4,000	4,046,840
Kentucky (State of) Economic Development Finance Authority (Next Generation Kentucky Information Highway);
Series 2015 A, Sr. RB	5.00%	07/01/2037	1,700	1,842,443
Series 2015 A, Sr. RB	5.00%	07/01/2040	2,620	2,827,268
Series 2015 A, Sr. RB	5.00%	01/01/2045	14,260	15,302,834
Kentucky (State of) Economic Development Finance Authority (Owensboro Health Inc.); Series 2017 A, Ref. Hospital RB	5.25%	06/01/2041	10,000	10,893,100
Kentucky (State of) Economic Development Finance Authority (Owensboro Medical Health System, Inc.); Series 2010 A, Hospital RB(b)(c)	6.50%	06/01/2020	3,200	3,530,432
Kentucky (State of) Property & Building Commission (No. 93);
Series 2009, Ref. RB(b)(c)	5.25%	02/01/2019	2,660	2,751,158
Series 2009, Ref. RB(INS–AGC)(a)	5.25%	02/01/2028	340	351,366
Paducah (City of) Electric Plant Board; Series 2009 A, RB(b)(c)	5.25%	04/01/2019	6,000	6,239,520
				76,420,096

Louisiana–2.71%
Caddo & Bossier (Parishes of) Port Commission; Series 2011, Ref. Utility RB	5.00%	04/01/2034	550	603,372
Calcasieu (Parish of) Memorial Hospital Service District (Lake Charles Memorial Hospital); Series 1992 A, Hospital RB (INS–Connie Lee)(a)	6.50%	12/01/2018	1,070	1,090,287
East Baton Rouge (Parish of) Sewerage Commission; Series 2009 A, RB(b)(c)	5.25%	02/01/2019	1,550	1,604,560
Jefferson (Parish of) Hospital Service District No. 1 (West Jefferson Medical Center);
Series 2011 A, Ref. Hospital RB(b)(c)	5.38%	01/01/2021	400	439,628
Series 2011 A, Ref. Hospital RB(b)(c)	6.00%	01/01/2021	2,000	2,226,640
Series 2011 A, Ref. Hospital RB(b)(c)	6.00%	01/01/2021	1,000	1,116,250
Lafayette (City of) Public Trust Financing Authority (Ragin’ Cajun Facilities-Housing & Parking); Series 2010, RB(b)(c)	5.00%	10/01/2020	1,000	1,085,070
Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (Capital Projects & Equipment Acquisitions Program); Series 2000, RB (INS–ACA)(a)	6.55%	09/01/2025	3,475	3,851,829
Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (Jefferson Parish); Series 2009 A, RB(b)(c)	5.38%	04/01/2019	1,000	1,042,360
Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (Monroe Regional Airport Terminal); Series 2009, Airport RB(b)(c)	5.50%	02/01/2020	1,500	1,610,100
Louisiana (State of) Public Facilities Authority (Christus Health); Series 2009 A, Ref. RB	6.00%	07/01/2029	1,600	1,687,472
Louisiana (State of) Public Facilities Authority (Ochsner Clinic Foundation); Series 2002 B, RB(b)(c)	5.50%	05/15/2026	1,010	1,238,462
Louisiana (State of) Public Facilities Authority (Provident Group–Flagship Properties LLC—Louisiana State University Nicholson Gateway);
Series 2016, Lease RB	5.00%	07/01/2051	5,000	5,380,350
Series 2016 A, Lease RB	5.00%	07/01/2056	7,500	8,059,500
New Orleans (City of) Aviation Board (North Terminal); Series 2017 B, General Airport RB(d)(f)	5.00%	01/01/2048	10,000	11,002,900
New Orleans (City of) Aviation Board; Series 2009 A-1, Ref. & Restructuring General Airport RB(b)(c)	6.00%	01/01/2019	2,000	2,076,680
New Orleans (City of);
Series 2014, Ref. Sewerage Service RB	5.00%	06/01/2044	605	665,470
Series 2014, Ref. Water System RB	5.00%	12/01/2044	1,020	1,126,019
Series 2015, Sewerage Service RB	5.00%	06/01/2040	3,000	3,301,830
Series 2015, Sewerage Service RB	5.00%	06/01/2045	4,000	4,388,960
Series 2015, Water System RB	5.00%	12/01/2040	3,000	3,309,330
Series 2015, Water System RB	5.00%	12/01/2045	5,500	6,047,470
Regional Transit Authority; Series 2010, Sales Tax RB (INS–AGM)(a)	5.00%	12/01/2030	2,580	2,776,493
Terrebonne (Parish of); Series 2011 ST, Sales & Use Tax RB (INS–AGM)(a)	5.00%	04/01/2031	2,645	2,871,782
Tobacco Settlement Financing Corp.; Series 2013 A, Ref. Asset-Backed RB	5.25%	05/15/2035	8,500	9,222,500
				77,825,314

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22                         Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Maryland–1.82%
Baltimore (City of) (East Baltimore Research Park);
Series 2008 A, Special Obligation Tax Allocation RB(b)(c)	7.00%	09/01/2018	$1,000	$1,027,900
Series 2017, Ref. Special Obligation RB	5.00%	09/01/2038	1,650	1,763,173
Baltimore (City of); Series 2017, Ref. Convention Center Hotel RB	5.00%	09/01/2039	3,500	3,909,430
Maryland (State of) Health & Higher Educational Facilities Authority (Adventist Healthcare);
Series 2011 A, RB	6.13%	01/01/2036	4,000	4,436,720
Series 2011 A, RB	6.25%	01/01/2031	3,175	3,567,620
Maryland (State of) Health & Higher Educational Facilities Authority (Charlestown Community); Series 2010, RB(b)(c)	6.13%	01/01/2021	4,250	4,746,187
Maryland (State of) Health & Higher Educational Facilities Authority (Green Street Academy);
Series 2017 A, RB(e)	5.13%	07/01/2037	1,265	1,272,830
Series 2017 A, RB(e)	5.25%	07/01/2047	4,295	4,275,544
Series 2017 A, RB(e)	5.38%	07/01/2052	1,530	1,533,779
Maryland (State of) Health & Higher Educational Facilities Authority (LifeBridge Health);
Series 2011, RB(b)(c)	6.00%	07/01/2021	1,000	1,131,340
Series 2016, Ref. RB	5.00%	07/01/2047	5,000	5,537,650
Maryland (State of) Health & Higher Educational Facilities Authority (MedStar Health); Series 2011, RB	5.00%	08/15/2041	5,000	5,383,250
Maryland (State of) Transportation Authority; Series 2008, Grant & RAB	5.25%	03/01/2020	2,000	2,074,980
Maryland Economic Development Corp. (Purple Line Light Rail); Series 2016 D, Private Activity RB(f)	5.00%	03/31/2051	2,200	2,398,374
Maryland Economic Development Corp. (Terminal); Series 2010 B, RB(b)(c)	5.75%	06/01/2020	1,460	1,593,517
Maryland Economic Development Corp. (Transportation Facilities); Series 2010 A, RB(b)(c)	5.38%	06/01/2020	1,030	1,115,696
Prince Georges (County of), Maryland (Collington Episcopal Life Care Community, Inc.);
Series 2017, Ref. RB	5.25%	04/01/2037	2,000	2,132,220
Series 2017, Ref. RB	5.25%	04/01/2047	4,035	4,258,378
				52,158,588

Massachusetts–2.43%
Boston (City of) Water & Sewer Commission; Series 1993 A, Sr. RB (INS–NATL)(a)	5.25%	11/01/2019	1,535	1,587,543
Massachusetts (State of) Bay Transportation Authority; Series 2016 A, Ref. Sales Tax CAB RB(g)	0.00%	07/01/2031	13,000	8,370,310
Massachusetts (State of) College Building Authority; Series 2009 A, RB(b)(c)	5.50%	05/01/2019	1,000	1,046,910
Massachusetts (State of) Development Finance Agency (Care Group);
Series 2016 I, Ref. RB	5.00%	07/01/2036	3,000	3,306,630
Series 2016 I, Ref. RB	5.00%	07/01/2038	2,045	2,246,289
Massachusetts (State of) Development Finance Agency (Caregroup); Series 1998 B-2, RB(b)(c)	5.38%	08/01/2018	2,000	2,033,500
Massachusetts (State of) Development Finance Agency (Dominion Energy Brayton); Series 2009 1, Ref. Solid Waste Disposal RB(b)(c)	5.75%	05/01/2019	2,000	2,097,180
Massachusetts (State of) Development Finance Agency (Emerson College); Series 2016 A, RB	5.00%	01/01/2047	8,000	8,814,960
Massachusetts (State of) Development Finance Agency (Harvard University); Series 2009 A, RB(b)(c)(d)	5.50%	11/15/2018	20,955	21,575,687
Massachusetts (State of) Development Finance Agency (International Charter School); Series 2015, Ref. RB	5.00%	04/15/2040	2,000	2,122,760
Massachusetts (State of) Development Finance Agency (Lawrence General Hospital);
Series 2017, Ref. RB	5.00%	07/01/2042	1,000	1,058,800
Series 2017, Ref. RB	5.00%	07/01/2047	3,000	3,164,550
Massachusetts (State of) Development Finance Agency (Lesley University); Series 2011 B-1, RB (INS–AGM)(a)	5.25%	07/01/2033	750	818,505
Massachusetts (State of) Development Finance Agency (Merrimack College); Series 2012 A, RB	5.25%	07/01/2042	1,050	1,122,754
Massachusetts (State of) Development Finance Agency (Newbridge Charles, Inc.); Series 2017, Ref. RB(e)	5.00%	10/01/2047	1,250	1,328,163
Massachusetts (State of) Development Finance Agency (Tufts Medical Center);
Series 2011 I, RB(b)(c)	6.75%	01/01/2021	600	679,446
Series 2011 I, RB	6.75%	01/01/2036	400	449,428

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23                         Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Massachusetts–(continued)
Massachusetts (State of) Development Finance Agency (Umass Memorial);
Series 2011 H, RB(b)(c)	5.50%	07/01/2021	$950	$1,062,784
Series 2011 H, RB	5.50%	07/01/2031	50	54,279
Massachusetts (State of) Health & Educational Facilities Authority (Massachusetts Institute of Technology); Series 2009 O, RB(b)(c)(d)	5.50%	07/01/2018	6,680	6,773,186
				69,713,664

Michigan–2.33%
Detroit (City of); Series 2006 B, Second Lien Water Supply System RB(b)(c)	6.25%	07/01/2019	1,000	1,061,500
Michigan (State of) Building Authority (Facilities Program); Series 2011 I-A, Ref. RB	5.00%	10/15/2029	500	551,190
Michigan (State of) Finance Authority (Beaumont Health Credit Group); Series 2016, RB	5.00%	11/01/2044	15,000	16,437,000
Michigan (State of) Finance Authority (Detroit Water & Sewerage Department);
Series 2014 C-1, Ref. Sr. Lien Local Government Loan Program RB	5.00%	07/01/2044	2,720	2,954,246
Series 2014 C-6, Ref. Sr. Lien Local Government Loan Program RB	5.00%	07/01/2033	1,355	1,491,259
Series 2014 D-1, Ref. Local Government Loan Program RB(INS–AGM)(a)	5.00%	07/01/2037	2,000	2,209,560
Series 2014 D-2, Ref. Local Government Loan Program RB(INS–AGM)(a)	5.00%	07/01/2027	4,000	4,514,520
Series 2014 D-4, Ref. Local Government Loan Program RB	5.00%	07/01/2029	1,355	1,506,841
Michigan (State of) Finance Authority (Local Government Loan Program); Series 2014 F, Ref. RB	4.50%	10/01/2029	4,000	4,223,560
Michigan (State of) Strategic Fund (Genesee Power Station); Series 1994, Ref. Solid Waste Disposal RB(f)	7.50%	01/01/2021	700	689,276
Michigan (State of) Tobacco Settlement Finance Authority; Series 2007 A, Sr. Asset-Backed RB	6.00%	06/01/2048	5,000	4,987,500
Oakland University Board of Trustees;
Series 2016, General RB	5.00%	03/01/2041	5,000	5,563,450
Series 2016, General RB	5.00%	03/01/2047	6,500	7,203,690
Summit Academy North;
Series 2016, Ref. Public School Academy RB	5.00%	11/01/2031	3,000	3,001,890
Series 2016, Ref. Public School Academy RB	5.00%	11/01/2035	3,255	3,150,905
Wayne (County of) Airport Authority (Detroit Metropolitan Airport);
Series 2012 B, RB(f)	5.00%	12/01/2032	1,500	1,641,480
Series 2012 B, RB(f)	5.00%	12/01/2037	1,500	1,624,845
Series 2012 D, Ref. RB(f)	5.00%	12/01/2028	2,500	2,766,225
Wyoming (City of); Series 2008, Water Supply System RB(b)(c)	5.13%	06/01/2018	1,305	1,317,476
				66,896,413

Minnesota–0.85%
Minneapolis (City of) (Fairview Health Services);
Series 2008, Health Care System RB(b)(c)	6.50%	11/15/2018	815	844,242
Series 2008, Health Care System RB(INS–AGC)(a)	6.50%	11/15/2038	4,460	4,606,556
Series 2008 A, Health Care System RB(b)(c)	6.75%	11/15/2018	3,000	3,111,780
Minnesota (State of) Agricultural & Economic Development Board (Essentia Health Obligated Group); Series 2008 C-1, Health Care Facilities RB (INS–AGC)(a)	5.00%	02/15/2030	1,060	1,116,869
Minnesota (State of) Higher Education Facilities Authority (Bethel University); Series 2017, Ref. RB	5.00%	05/01/2047	5,615	6,109,344
St. Louis Park (City of) (Park Nicollet Health Services); Series 2009, Ref. Health Care Facilities RB(b)(c)	5.75%	07/01/2019	2,000	2,111,240
St. Paul (City of) Housing & Redevelopment Authority (Fairview Health Services); Series 2017 A, Ref. Health Care System RB	5.00%	11/15/2047	3,000	3,359,490
St. Paul (City of) Housing & Redevelopment Authority (Hmong College Prep Academy); Series 2016, Ref. Charter School Lease RB	5.75%	09/01/2046	2,000	2,052,220
Woodbury (City of) Housing & Redevelopment Authority (St. Therese of Woodbury); Series 2014, RB	5.25%	12/01/2049	1,000	1,035,500
				24,347,241

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24                         Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Mississippi–0.31%
Mississippi Business Finance Corp. (Chevron U.S.A. Inc.);
Series 2009 C, VRD Gulf Opportunity Zone IDR(l)	1.12%	12/01/2030	$3,405	$3,405,000
Series 2009 D, VRD Gulf Opportunity Zone IDR(l)	1.15%	12/01/2030	1,900	1,900,000
Series 2010 I, VRD Gulf Opportunity Zone IDR(l)	1.12%	11/01/2035	2,400	2,400,000
Mississippi Business Finance Corp. (System Energy Resources, Inc.); Series 1998, PCR	5.88%	04/01/2022	1,240	1,278,998
				8,983,998

Missouri–1.33%
Bi-State Development Agency of the Missouri-Illinois Metropolitan District (Metrolink Cross County Extension); Series 2009, Mass Transit Sales Tax RB (INS–AGC)(a)	5.00%	10/01/2039	2,000	2,094,140
Cape Girardeau (County of) Industrial Development Authority (St. Francis Medical Center); Series 2009 A, Health Facilities RB(b)(c)	5.75%	06/01/2019	2,150	2,262,982
Kansas City (City of) Industrial Development Authority (Downtown Redevelopment District); Series 2011 A, Ref. RB	5.50%	09/01/2024	5,990	6,666,810
Kansas City (City of) Industrial Development Authority (Ward Parkway Center Community Improvement District); Series 2016 A, Ref. Sr. Sales Tax RB(e)	5.00%	04/01/2046	1,150	1,165,974
Kansas City (City of) Land Clearance for Redevelopment Authority (Convention Center Hotel); Series 2018 B, Tax Allocation RB(e)	5.00%	02/01/2040	1,500	1,534,080
Kirkwood (City of) Industrial Development Authority (Aberdeen Heights);
Series 2017, Ref. Retirement Community RB	5.25%	05/15/2042	2,250	2,386,305
Series 2017 A, Ref. Retirement Community RB	5.25%	05/15/2050	4,000	4,217,560
Missouri (State of) Health & Educational Facilities Authority (Children’s Mercy Hospital);
Series 2009, RB(b)(c)	5.63%	05/15/2019	2,075	2,176,094
Series 2009, RB	5.63%	05/15/2039	425	444,057
Missouri (State of) Health & Educational Facilities Authority (Lutheran Senior Services);
Series 2010, Senior Living Facilities RB	5.50%	02/01/2042	950	991,306
Series 2016 B, Ref. Senior Living Facilities RB	5.00%	02/01/2046	4,000	4,285,760
Missouri (State of) Health & Educational Facilities Authority (Medical Research Lutheran Services); Series 2016 A, RB	5.00%	02/01/2036	2,100	2,269,281
Raytown (City of) (Raytown Live Redevelopment Plan); Series 2007 1, Annual Appropriation-Supported Tax RB	5.13%	12/01/2031	3,325	3,327,593
St. Louis (City of) Industrial Development Authority (Ballpark Village Development); Series 2017 A, Ref. Financing RB	4.38%	11/15/2035	2,250	2,296,440
St. Louis (County of) Industrial Development Authority (Friendship Village of Sunset Hills); Series 2013 A, Senior Living Facilities RB	5.88%	09/01/2043	1,750	1,991,833
				38,110,215

Montana–0.13%
Kalispell (City of) (Immanuel Lutheran Corp.); Series 2017, Ref. Housing & Healthcare Facilities RB	5.25%	05/15/2047	2,645	2,760,507
Montana (State of) Facility Finance Authority (Benefit Health System Obligated Group); Series 2011 A, Hospital RB(b)(c)	5.75%	01/01/2021	1,000	1,109,380
				3,869,887

Nebraska–0.80%
Central Plains Energy Project (No. 3);
Series 2012, Gas RB(m)	5.00%	09/01/2032	4,900	5,313,707
Series 2017 A, Ref. Gas RB	5.00%	09/01/2037	5,010	5,916,710
Nebraska (State of) Municipal Energy Agency; Series 2009 A, Ref. Power Supply System RB(b)(c)	5.38%	04/01/2019	4,000	4,169,440
Public Power Generation Agency (Whelan Energy Center Unit 2); Series 2016 A, Ref. RB	5.00%	01/01/2037	5,000	5,595,150
University of Nebraska (Lincoln); Series 2009 A, Student Fees & Facilities RB(b)(c)	5.25%	01/01/2019	1,000	1,032,170
University of Nebraska (Omaha Health & Recreation); Series 2008, RB(b)(c)	5.00%	05/15/2018	1,000	1,007,670
				23,034,847

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25                         Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Nevada–0.54%
Clark (County of) (Las Vegas-McCarran International Airport);
Series 2010 A, Passenger Facility Charge RB	5.13%	07/01/2034	$2,000	$2,117,300
Series 2010 A, Passenger Facility Charge RB	5.25%	07/01/2042	2,000	2,122,160
Series 2010 A, Passenger Facility Charge RB(INS–AGM)(a)	5.25%	07/01/2039	5,500	5,835,940
Clark (County of) Water Reclamation District; Series 2008, Limited Tax GO Bonds(b)(c)	5.63%	07/01/2018	1,500	1,521,540
Las Vegas (City of) Valley Water District; Series 2009 B, Limited Tax GO Bonds(b)(c)	5.00%	06/01/2019	800	835,160
Nevada (State of) Department of Business & Industry (Doral Academy of Nevada); Series 2017 A, RB(e)	5.00%	07/15/2047	2,900	2,946,255
				15,378,355

New Hampshire–0.49%
Manchester (City of); Series 2009 A, Ref. General Airport RB (INS–AGM)(a)	5.13%	01/01/2030	5,250	5,385,187
New Hampshire (State of) Business Finance Authority (Huggins Hospital); Series 2009, First Mortgage RB(b)(c)	6.88%	10/01/2019	915	985,565
New Hampshire (State of) Health & Education Facilities Authority (Southern New Hampshire University); Series 2012, RB	5.00%	01/01/2042	6,000	6,410,760
New Hampshire (State of) Health & Education Facilities Authority (Wentworth Douglas Hospital); Series 2011 A, RB(b)(c)	6.00%	01/01/2021	1,100	1,229,492
				14,011,004

New Jersey–5.45%
Gloucester (County of) Pollution Control Financing Authority (Logan); Series 2014 A, Ref. PCR(f)	5.00%	12/01/2024	4,000	4,327,600
Landis Sewage Authority (Registered CARS); Series 1993, Sewer Floating Rate RB (INS–NATL)(a)(n)	7.52%	09/19/2019	600	625,278
New Jersey (State of) Economic Development Authority (Paterson Charter School for Science and Technology Inc.);
Series 2012 C, RB	5.00%	07/01/2032	675	623,741
Series 2012 C, RB	5.30%	07/01/2044	2,380	2,160,683
New Jersey (State of) Economic Development Authority (Port Newark Container Terminal LLC); Series 2017, Ref. Special Facility RB(f)	5.00%	10/01/2047	5,000	5,378,050
New Jersey (State of) Economic Development Authority (Provident Group–Montclair Properties LLC–Montclair State University Student Housing); Series 2010 A, RB(b)(c)	5.75%	06/01/2020	3,020	3,296,179
New Jersey (State of) Economic Development Authority (School Facilities Construction);
Series 2009, RB(b)(c)	5.50%	12/15/2018	350	361,340
Series 2009, RB(INS–AGC)(a)	5.50%	12/15/2034	5	5,137
New Jersey (State of) Economic Development Authority (The Goethals Bridge Replacement); Series 2013, Private Activity RB(f)	5.38%	01/01/2043	1,500	1,658,760
New Jersey (State of) Economic Development Authority;
Series 2005 N-1, Ref. School Facilities Construction RB(INS–AMBAC)(a)	5.50%	09/01/2024	3,885	4,398,131
Series 2009, School Facilities Construction RB(b)(c)	5.50%	12/15/2018	645	666,156
Series 2009 BB, School Facilities Construction RB(b)(c)	5.00%	09/01/2019	1,750	1,836,887
Series 2012, Ref. RB	5.00%	06/15/2025	3,000	3,254,580
Series 2012, Ref. RB	5.00%	06/15/2026	1,000	1,080,250
Series 2012, Ref. RB	5.00%	06/15/2028	3,000	3,223,260
Series 2012 II, Ref. School Facilities Construction RB	5.00%	03/01/2023	2,150	2,310,003
Series 2017 A, Ref. Motor Vehicle Surcharge Sub. RB	4.00%	07/01/2034	5,000	4,940,700
Series 2017 A, Ref. Motor Vehicle Surcharge Sub. RB	5.00%	07/01/2033	2,800	3,016,104
New Jersey (State of) Health Care Facilities Financing Authority (Barnabas Health);
Series 2011 A, Ref. RB(b)(c)	5.63%	07/01/2021	4,000	4,477,200
Series 2011 A, Ref. RB(b)(c)	5.63%	07/01/2021	4,000	4,477,200
New Jersey (State of) Health Care Facilities Financing Authority (Hackensack Meridian Health Obligated Group); Series 2017 A, Ref. RB	5.25%	07/01/2057	6,375	7,230,079
New Jersey (State of) Health Care Facilities Financing Authority (Princeton Healthcare System); Series 2016, Ref. RB	5.00%	07/01/2039	7,000	7,667,940
New Jersey (State of) Higher Education Student Assistance Authority; Series 2009 A, Student Loan RB	5.63%	06/01/2030	1,000	1,040,860

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26                         Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New Jersey–(continued)
New Jersey (State of) Transportation Trust Fund Authority;
Series 2006 C, CAB Transportation System RB(INS–NATL)(a)(g)	0.00%	12/15/2031	$7,410	$4,017,554
Series 2006 C, Transportation System CAB RB(INS–AGC)(a)(g)	0.00%	12/15/2026	10,000	7,146,900
Series 2010 D, Transportation System RB	5.25%	12/15/2023	2,000	2,224,960
Series 2015 AA, Transportation Program RB	5.00%	06/15/2045	3,420	3,557,313
Series 2015 AA, Transportation Program RB	5.25%	06/15/2041	2,500	2,656,700
Subseries 2016 A-1, Federal Highway Reimbursement RN	5.00%	06/15/2027	10,000	11,093,100
Subseries 2016 A-2, Federal Highway Reimbursement RN	5.00%	06/15/2031	15,550	15,674,089
New Jersey (State of) Turnpike Authority;
Series 2009 H, Turnpike RB(b)(c)	5.00%	01/01/2019	350	360,245
Series 2009 H, Turnpike RB(b)(c)	5.00%	01/01/2019	650	669,571
Series 2009 I, RB(b)(c)	5.00%	01/01/2020	2,000	2,125,140
Series 2016 A, Ref. RB	5.00%	01/01/2034	5,000	5,640,950
Tobacco Settlement Financing Corp.;
Series 2007 1-A, Asset-Backed RB	4.63%	06/01/2026	11,625	11,665,804
Series 2007 1-A, Asset-Backed RB	4.75%	06/01/2034	3,330	3,296,733
Series 2007 1-A, Asset-Backed RB	5.00%	06/01/2029	8,830	8,843,333
Series 2007 1-A, Asset-Backed RB	5.00%	06/01/2041	9,500	9,491,450
				156,519,960

New Mexico–0.33%
Farmington (City of) (Public Service Co. of New Mexico San Juan);
Series 2010 A, Ref. PCR(c)	5.20%	06/01/2020	2,000	2,124,440
Series 2010 C, Ref. PCR	5.90%	06/01/2040	4,100	4,408,197
New Mexico (State of) Hospital Equipment Loan Council (Presbyterian Health Care Services); Series 2008, Hospital RB(b)(c)(d)	6.38%	08/01/2018	3,000	3,062,580
				9,595,217

New York–9.18%
Brooklyn Arena Local Development Corp. (Barclays Center);
Series 2009, PILOT CAB RB(g)	0.00%	07/15/2035	5,000	2,525,950
Series 2009, PILOT RB(b)(c)	6.25%	01/15/2020	2,710	2,941,109
Series 2009, PILOT RB(b)(c)	6.38%	01/15/2020	1,130	1,228,965
Erie Tobacco Asset Securitization Corp.; Series 2005 A, Tobacco Settlement Asset-Backed RB	5.00%	06/01/2045	6,850	6,583,535
Long Island (City of) Power Authority; Series 2014 C, Ref. Electric System General Floating Rate RN (1 mo. USD LIBOR + 0.65%)(c)(j)	1.75%	11/01/2018	2,000	2,000,960
Long Island Power Authority;
Series 2008 A, Electric System General RB(b)(c)	5.50%	05/01/2019	5,000	5,232,150
Series 2008 A, Electric System General RB(b)(c)	6.00%	05/01/2019	5,000	5,254,950
Metropolitan Transportation Authority (Climate Bond Certified); Subseries 2017 A-1, Revenue Green Bonds	5.25%	11/15/2057	2,280	2,608,867
Metropolitan Transportation Authority;
Series 2011 A, RB(b)(c)	5.00%	11/15/2021	765	854,910
Series 2011 A, RB(b)(c)	5.00%	11/15/2021	1,235	1,380,150
Series 2013 A, Transportation RB	5.00%	11/15/2038	3,025	3,360,473
Series 2016 D, Ref. Transportation RB	5.00%	11/15/2030	5,000	5,777,300
Nassau County Tobacco Settlement Corp.; Series 2006 A-2, Sr. Asset-Backed RB	5.25%	06/01/2026	4,900	4,900,833
New York & New Jersey (States of) Port Authority (JFK International Air Terminal LLC); Series 2010, Special Obligation RB	6.00%	12/01/2042	3,000	3,292,890
New York & New Jersey (States of) Port Authority; Ninety-Third Series 1994, Consolidated RB	6.13%	06/01/2094	5,250	6,334,073
New York (City of) Industrial Development Agency (Brooklyn Navy Yard Cogen Partners); Series 1997, Industrial Development RB(f)	5.75%	10/01/2036	7,500	7,448,850
New York (City of) Industrial Development Agency (Queens Baseball Stadium); Series 2009, PILOT RB (INS–AGC)(a)	6.38%	01/01/2039	1,000	1,038,190

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27                         Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
New York (City of) Municipal Water Finance Authority; Series 2012 FF, Water & Sewer System RB(d)	5.00%	06/15/2045	$28,610	$31,584,868
New York (City of) Transitional Finance Authority;
Series 2009 S-3, Building Aid RB(d)	5.25%	01/15/2039	2,000	2,062,040
Series 2013, Sub. Future Tax Sec. RB(d)	5.00%	11/01/2038	5,465	6,169,876
Subseries 2009 A-1, Future Tax Sec. RB(b)(c)(d)	5.00%	05/01/2019	4,455	4,638,902
Subseries 2009 A-1, Future Tax Sec. RB(d)	5.00%	05/01/2028	5,570	5,790,683
Subseries 2009 A-1, Future Tax Sec. RB(d)	5.00%	05/01/2029	4,455	4,638,902
Subseries 2013, Sub. Future Tax Sec. RB(d)	5.00%	11/01/2042	12,625	14,232,036
New York (City of);
Subseries 2008 L-1, Unlimited Tax GO Bonds(b)(c)	5.00%	04/01/2018	230	230,702
Subseries 2008 L-1, Unlimited Tax GO Bonds(b)(c)	5.00%	04/01/2018	1,995	2,001,244
New York (Counties of) Tobacco Trust VI; Subseries 2016 A-1, Ref. Tobacco Settlement Pass Through RB	5.75%	06/01/2043	10,000	10,983,900
New York (State of) Dormitory Authority (General Purpose); Series 2011 A, State Personal Income Tax RB(d)	5.00%	03/15/2031	21,885	23,850,054
New York (State of) Dormitory Authority (North Shore — Long Island Jewish Obligated Group);
Series 2011 A, RB(b)(c)	5.00%	05/01/2021	1,000	1,098,940
Series 2011 A, RB(b)(c)	5.00%	05/01/2021	1,000	1,098,940
New York (State of) Dormitory Authority (State University Dormitory Facilities); Series 2011A, Lease RB	5.00%	07/01/2035	1,000	1,094,140
New York (State of) Dormitory Authority; Series 2014 C, State Personal Income Tax RB(d)	5.00%	03/15/2040	12,030	13,554,321
New York (State of) Metropolitan Transportation Authority; Subseries 2005 D-2, VRD RB (LOC–Landesbank Hessen–Thueringen Girozentrale)(l)(o)	1.11%	11/01/2035	800	800,000
New York (State of) Thruway Authority (Transportation); Series 2009 A, Personal Income Tax RB(b)(c)(d)	5.00%	03/15/2019	2,000	2,074,420
New York (State of); Series 2009 A, Unlimited Tax GO Bonds	5.00%	02/15/2039	500	515,570
New York Liberty Development Corp. (3 World Trade Center); Series 2014, Class 1, Ref. Liberty RB(e)	5.00%	11/15/2044	12,905	13,656,458
New York Transportation Development Corp. (American Airlines, Inc.); Series 2016, Ref. Special Facilities RB(f)	5.00%	08/01/2026	10,000	10,711,300
New York Transportation Development Corp. (LaGuardia Airport Terminal B Redevelopment); Series 2016 A, Special Facilities RB(f)	5.00%	07/01/2046	15,205	16,516,279
Rockland Tobacco Asset Securitization Corp.;
Series 2001, Tobacco Settlement Asset-Backed RB	5.63%	08/15/2035	4,525	4,649,076
Series 2005 A, First Sub. Tobacco Settlement Asset-Backed RB(e)(g)	0.00%	08/15/2045	57,500	8,906,750
Suffolk (County of) Water Authority; Series 2011, Ref. RB	5.00%	06/01/2040	2,135	2,333,235
Triborough Bridge & Tunnel Authority; Series 1993 B, General Purpose RB(b)	5.00%	01/01/2020	1,340	1,397,406
TSASC, Inc.;
Series 2016 B, Ref. Sub. Tobacco Settlement Turbo RB	5.00%	06/01/2045	14,000	13,978,160
Series 2017 A, Ref. Tobacco Settlement RB	5.00%	06/01/2041	2,000	2,205,240
				263,537,597

North Carolina–0.39%
North Carolina (State of) Department of Transportation (I-77 HOT Lanes); Series 2015, Private Activity RB(f)	5.00%	06/30/2054	5,475	5,873,416
North Carolina (State of) Medical Care Commission (Duke University Health System); Series 2009 A, Health Care Facilities RB(b)(c)	5.00%	06/01/2019	1,000	1,043,950
North Carolina (State of) Medical Care Commission (Lutheran Services); Series 2012, Ref. First Mortgage Health Care Facilities RB	4.25%	03/01/2024	1,745	1,846,838
North Carolina (State of) Turnpike Authority; Series 2009 A, Triangle Expressway System RB(b)(c)	5.13%	01/01/2019	2,000	2,061,440
Oak Island (Town of); Series 2009, Enterprise System RB(b)(c)	6.00%	06/01/2019	500	527,815
				11,353,459

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28                         Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
North Dakota–0.51%
Burleigh (County of) (University of Mary); Series 2016, Education Facilities RB	5.20%	04/15/2046	$2,700	$2,679,237
Cass (County of) (Essentia Health Obligated Group); Series 2008 A, Health Care Facilities RB (INS–AGC)(a)	5.13%	02/15/2037	1,000	1,054,420
Fargo (City of) (Sanford); Series 2011, Health System RB	6.25%	11/01/2031	1,250	1,426,913
McLean (County of) (Great River Energy); Series 2010 B, Solid Waste Facilities RB	5.15%	07/01/2040	2,000	2,114,540
Ward (County of) (Trinity Obligated Group); Series 2017 C, Health Care Facilities RB	5.00%	06/01/2048	6,765	7,240,579
				14,515,689

Ohio–4.95%
Adams (County of) (Adams County Hospital); Series 2005, Hospital Facility Improvement RB	6.25%	09/01/2020	2,760	2,430,346
Akron, Bath & Copley Joint Township Hospital District (Medical Center of Akron); Series 2012, RB	5.00%	11/15/2032	1,000	1,076,170
Akron, Bath & Copley Joint Township Hospital District; Series 2016, Ref. RB	5.25%	11/15/2046	5,000	5,439,900
Allen (County of) (Catholic Healthcare Partners); Series 2010 A, Hospital Facilities RB(b)(c)	5.00%	06/01/2020	1,025	1,101,834
American Municipal Power, Inc. (Greenup Hydroelectric); Series 2016 A, RB	5.00%	02/15/2046	15,000	16,560,900
Beavercreek City School District; Series 2009, School Improvement Unlimited Tax GO Bonds(b)(c)	5.00%	06/01/2019	1,000	1,043,950
Buckeye Tobacco Settlement Financing Authority; Series 2007 A-2, Sr. Asset-Backed Turbo RB	5.88%	06/01/2047	18,075	17,284,399
Centerville (City of) (Graceworks Lutheran Services);
Series 2017, Ref. Health Care RB	5.25%	11/01/2047	2,700	2,841,966
Series 2017, Ref. Health Care RB	5.25%	11/01/2050	2,500	2,621,500
Chillicothe (City of) (Adena Health System Obligated Group); Series 2017, Ref. & Improvement Hospital Facilities RB	5.00%	12/01/2047	5,000	5,480,400
Cleveland (City of) & Cuyahoga (County of) Port Authority (Constellation Schools);
Series 2014 A, Ref. & Improvement Lease RB(e)	5.75%	01/01/2024	685	716,996
Series 2014 A, Ref. & Improvement Lease RB(e)	6.50%	01/01/2034	2,450	2,549,519
Cleveland (City of);
Series 1993 G, Ref. First Mortgage Waterworks Improvement RB(INS–NATL)(a)	5.50%	01/01/2021	1,820	1,932,294
Series 2008 B-1, Public Power System CAB RB(INS–NATL)(a)(g)	0.00%	11/15/2025	2,895	2,279,031
Series 2012 A, Ref. Airport System RB	5.00%	01/01/2029	5,000	5,413,750
Cuyahoga (County of) (Metrohealth System);
Series 2017, Ref. Hospital RB	5.00%	02/15/2057	2,150	2,236,494
Series 2017, Ref. Hospital RB	5.50%	02/15/2052	7,000	7,629,440
Hamilton (County of) (Christ Hospital);
Series 2012, Health Care Facilities RB	5.25%	06/01/2027	3,295	3,664,864
Series 2012, Health Care Facilities RB	5.50%	06/01/2042	6,000	6,697,680
Hamilton (County of) (Life Enriching Communities);
Series 2016, Ref. Healthcare Improvement RB	5.00%	01/01/2046	6,505	6,988,061
Series 2016, Ref. Improvement Health Care RB	5.00%	01/01/2051	1,695	1,813,786
Lorain (County of) (Catholic Healthcare Partners);
Series 2003 C-1, Ref. Hospital Facilities RB(b)(c)	5.00%	05/08/2018	1,750	1,761,812
Series 2006 H, Hospital Facilities RB(b)(c)	5.00%	05/13/2018	4,810	4,844,921
Middleburg Heights (City of) (Southwest General Health Center);
Series 2011, Hospital Facilities RB	5.13%	08/01/2031	1,750	1,903,580
Series 2011, Hospital Facilities RB	5.25%	08/01/2036	1,500	1,638,780
Muskingum (County of) (Genesis Healthcare System); Series 2013, Hospital Facilities RB	5.00%	02/15/2044	7,500	7,827,000
Ohio (State of) (Cleveland Clinic Health System Obligated Group); Series 2009 A, Ref. Hospital RB(b)(c)	5.50%	01/01/2019	3,750	3,876,750
Ohio (State of) (Portsmouth Bypass); Series 2015, Private Activity RB(f)	5.00%	12/31/2025	2,000	2,312,540
Ohio (State of) Air Quality Development Authority (Columbus Southern Power Co.); Series 2009 B, Ref. RB	5.80%	12/01/2038	3,000	3,170,220
Ohio (State of) Air Quality Development Authority (FirstEnergy Generation Corp.); Series 2009 C, Ref. PCR	5.63%	06/01/2018	5,850	5,588,505
Ohio (State of) Air Quality Development Authority (Pratt Paper LLC); Series 2017, Exempt Facility RB(e)(f)	4.50%	01/15/2048	3,000	3,079,290

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29                         Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Ohio–(continued)
Ohio (State of) Housing Finance Agency (Covenant House Apartments); Series 2008 C, MFH Mortgage RB (CEP–GNMA)(f)	6.10%	09/20/2049	$2,845	$2,904,603
Ohio (State of) Water Development Authority (FirstEnergy Nuclear Generation Corp.); Series 2009 A, Ref. PCR(c)	4.38%	06/01/2022	1,500	1,376,250
Reynoldsburg City School District; Series 2008, School Facilities Construction & Improvement Unlimited Tax GO Bonds(b)(c)	5.00%	06/01/2018	1,000	1,009,250
Tuscarawas (County of) Economic Development and Finance Alliance (Ashland University); Series 2015, Ref. Higher Education Facilities Improvement RB	6.00%	03/01/2045	3,000	3,042,690
				142,139,471

Oklahoma–0.67%
Grand River Dam Authority;
Series 2008 A, RB(b)(c)	5.00%	06/01/2018	3,735	3,769,549
Series 2008 A, RB(b)(c)	5.00%	06/01/2018	3,735	3,769,549
Series 2008 A, RB(b)(c)	5.00%	06/01/2018	6,350	6,408,737
Tulsa (City of) Municipal Airport Trust (American Airlines Group, Inc.); Series 2015, Ref. RB(c)(f)	5.00%	06/01/2025	5,000	5,412,900
				19,360,735

Oregon–0.73%
Beaverton School District;
Series 2009, Limited Tax GO Bonds(b)(c)	5.00%	06/01/2019	750	782,963
Series 2009, Limited Tax GO Bonds(b)(c)	5.13%	06/01/2019	500	522,745
Clackamas (County of) Hospital Facility Authority (Willamette View); Series 2017 A, Ref. Sr. Living RB	5.00%	11/15/2047	5,375	5,763,182
Forest Grove (City of) (Pacific University); Series 2014 A, Ref. Campus Improvement RB	5.25%	05/01/2034	2,000	2,153,100
Oregon (State of) Facilities Authority (Samaritan Health Services); Series 2010 A, Ref. RB	5.00%	10/01/2030	1,500	1,592,730
Portland (City of); Series 2011 B, Central Eastside Urban Renewal & Redevelopment Tax Allocation RB	5.25%	06/15/2029	900	987,435
Portland (Port of); Series 2017 24-B, Airport RB(f)	5.00%	07/01/2042	3,000	3,334,350
Salem (City of) Hospital Facility Authority (Capital Manor, Inc.);
Series 2012, Ref. RB	5.63%	05/15/2032	1,000	1,079,080
Series 2012, Ref. RB	5.75%	05/15/2027	1,000	1,098,240
Warm Springs Reservation Confederated Tribes of Oregon (Pelton Round Butte); Series 2009 B, Tribal Economic Development Hydroelectric RB(e)	6.38%	11/01/2033	3,500	3,677,310
				20,991,135

Pennsylvania–2.46%
Allegheny (County of) Higher Education Building Authority (Duquesne University); Series 2011 A, University RB(b)(c)	5.25%	03/01/2021	700	772,317
Allegheny (County of) Port Authority; Series 2011, Ref. Special Transportation RB	5.75%	03/01/2029	1,385	1,535,799
Beaver (County of) Industrial Development Authority (FirstEnergy Generation); Series 2008 B, Ref. PCR(c)	4.25%	04/01/2021	3,895	3,573,662
Centre (County of) Hospital Authority (Mt. Nittany Medical Center); Series 2016 A, Ref. RB	5.00%	11/15/2046	3,500	3,812,620
Delaware River Port Authority; Series 2010 D, RB	5.00%	01/01/2035	1,000	1,054,000
Erie (City of) Parking Authority;
Series 2010, Gtd. RB(b)(c)	5.20%	09/01/2020	260	282,823
Series 2010, Gtd. RB(INS–AGM)(a)	5.20%	09/01/2035	740	791,793
Fayette (County of) Hospital Authority (Fayette Regional Health System); Series 2007 B, VRD RB (LOC–PNC Bank, N.A.)(l)(o)	1.09%	06/01/2037	3,195	3,195,000
Lehigh (County of) General Purpose Authority (Bible Fellowship Church Homes, Inc.); Series 2013, RB	4.75%	07/01/2022	2,125	2,201,032
Pennsylvania (State of) Economic Development Financing Authority (National Gypson Co.); Series 2014, Ref. Exempt Facilities RB(f)	5.50%	11/01/2044	3,300	3,482,127
Pennsylvania (State of) Higher Educational Facilities Authority (Drexel University);
Series 2011 A, RB(b)(c)	5.13%	05/01/2021	470	518,603
Series 2011 A, RB	5.13%	05/01/2036	30	32,333

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30                         Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Pennsylvania–(continued)
Pennsylvania (State of) Turnpike Commission;
Series 2009 A, Sub. RB(b)(c)	5.00%	06/01/2019	$855	$892,039
Series 2009 A, Sub. RB(b)(c)	5.00%	06/01/2019	745	777,273
Series 2009 A, Sub. RB(b)(c)	5.00%	06/01/2019	4,000	4,173,280
Series 2009 A, Sub. RB(b)(c)	5.00%	06/01/2019	250	260,830
Subseries 2010 B-2, Sub. RB(b)(c)	5.75%	12/01/2020	2,150	2,378,394
Subseries 2010 B-2, Sub. RB(b)(c)	5.75%	12/01/2020	1,165	1,288,758
Subseries 2010 B-2, Sub. RB(b)(c)	5.75%	12/01/2020	1,235	1,369,714
Subseries 2010 B-2, Sub. RB(b)(c)	6.00%	12/01/2020	395	439,599
Subseries 2010 B-2, Sub. RB(b)(c)	6.00%	12/01/2020	415	461,858
Subseries 2010 B-2, Sub. RB(b)(c)	6.00%	12/01/2020	1,940	2,164,574
Subseries 2014 A-2, Sub. Conv. CAB RB(h)	5.13%	12/01/2040	5,500	4,506,700
Subseries 2017 B-1, Sub. Turnpike RB	5.25%	06/01/2047	4,000	4,474,920
Philadelphia (City of) Authority for Industrial Development (Wesley Enhanced Living Obligated Group);
Series 2017, Ref. Sr. Living Facilities RB	5.00%	07/01/2037	3,395	3,605,388
Series 2017, Ref. Sr. Living Facilities RB	5.00%	07/01/2042	3,000	3,171,660
Philadelphia (City of) Industrial Development Authority (Thomas Jefferson University); Series 2017 A, Ref. RB	5.00%	09/01/2042	3,500	3,865,260
Philadelphia (City of);
Ninth Series 2010, Gas Works RB(b)(c)	5.00%	08/01/2020	500	538,855
Series 2017 B, Ref. Airport RB(d)(f)	5.00%	07/01/2042	7,500	8,294,175
Philadelphia School District; Series 2007 A, Ref. Unlimited Tax GO Bonds (INS–NATL)(a)	5.00%	06/01/2026	2,360	2,647,495
Pittsburgh (City of) & Allegheny (County of) Sports & Exhibition Authority (Regional Asset District); Series 2010, Ref. Sales Tax RB (INS–AGM)(a)	5.00%	02/01/2031	2,000	2,130,420
State Public School Building Authority (Harrisburg School District);
Series 2009, RB(b)(c)	5.00%	05/15/2019	335	348,836
Series 2009, RB(b)(c)	5.00%	05/15/2019	335	348,836
Series 2009, RB(b)(c)	5.00%	05/15/2019	1,330	1,384,929
				70,775,902

Puerto Rico–0.19%
Children’s Trust Fund; Series 2002, Tobacco Settlement Asset-Backed RB	5.50%	05/15/2039	5,900	5,568,361
Puerto Rico Sales Tax Financing Corp.; First Subseries 2009 A, RB(b)(c)	5.50%	08/01/2019	20	21,103
				5,589,464

Rhode Island–0.40%
Rhode Island (State of) Turnpike & Bridge Authority; Series 2010 A, RB	5.00%	12/01/2035	500	535,035
Rhode Island Commerce Corp.; Series 2016 D, Airport RB	5.00%	07/01/2046	7,865	8,662,904
Rhode Island Economic Development Corp.; Series 2008 A, Airport RB (INS–AGC)(a)(f)	5.25%	07/01/2028	1,810	1,831,268
Rhode Island Health & Educational Building Corp. (Lifespan Obligated Group); Series 2009 A, Hospital Financing RB(b)(c)	6.25%	05/15/2019	500	528,685
				11,557,892

South Carolina–1.17%
Greenwood (County of) (Self Regional Healthcare); Series 2012 B, Ref. Hospital RB	5.00%	10/01/2031	2,120	2,296,914
Horry (County of); Series 2010 A, Airport RB	5.00%	07/01/2040	2,000	2,131,180
Piedmont Municipal Power Agency;
Series 2011 C, Ref. Electric RB(INS–AGC)(a)	5.00%	01/01/2030	500	542,360
Series 2011 D, Ref. Electric RB(INS–AGC)(a)	5.75%	01/01/2034	1,000	1,112,690
South Carolina (State of) Jobs-Economic Development Authority (AnMed Health);
Series 2009 B, Ref. & Improvement Hospital RB(b)(c)	5.38%	02/01/2019	2,000	2,070,800
Series 2009 B, Ref. & Improvement Hospital RB(b)(c)	5.50%	02/01/2019	3,000	3,109,590
Series 2009 B, Ref. & Improvement Hospital RB(INS–AGC)(a)	5.00%	02/01/2019	1,000	1,031,820

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31                         Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
South Carolina–(continued)
South Carolina (State of) Jobs–Economic Development Authority (Lutheran Homes);
Series 2013, Health Facilities RB	5.00%	05/01/2028	$2,000	$2,102,860
Series 2017, Ref. Health Facilities RB	5.00%	05/01/2037	1,000	1,048,640
South Carolina (State of) Jobs-Economic Development Authority (Palmetto Health Alliance);
Series 2009, Ref. & Improvement Hospital RB	5.75%	08/01/2039	1,000	1,034,240
Series 2013 A, Ref. Hospital RB	5.25%	08/01/2030	3,850	4,134,361
South Carolina (State of) Ports Authority; Series 2015, RB(f)	5.00%	07/01/2045	10,000	10,955,200
South Carolina (State of) Public Service Authority;
Series 2008 A, RB(b)(c)	5.50%	01/01/2019	160	165,408
Series 2008 A, RB(b)(c)	5.50%	01/01/2019	1,840	1,902,192
				33,638,255

South Dakota–0.35%
Rapid City (City of); Series 2011 A, Ref. Airport RB	6.75%	12/01/2031	1,500	1,626,015
South Dakota (State of) Health & Educational Facilities Authority (Avera Health); Series 2012 A, RB	5.00%	07/01/2042	4,000	4,248,680
South Dakota (State of) Health & Educational Facilities Authority (Vocational Education Program); Series 2008, RB(b)(c)	5.50%	08/01/2018	4,000	4,068,200
				9,942,895

Tennessee–1.24%
Johnson City (City of) Health & Educational Facilities Board (Mountain States Health Alliance); Series 2010, Hospital RB	5.63%	07/01/2030	2,000	2,105,680
Knox (County of) Health, Educational and Housing Facility Board (Covenant Health);
Series 2016 A, Ref. Hospital RB	5.00%	01/01/2042	10,000	10,947,500
Series 2016 A, Ref. Hospital RB	5.00%	01/01/2047	5,000	5,454,100
Nashville (City of) & Davidson (County of) Metropolitan Government Health & Educational Facilities Board (Blakeford at Green Hills);
Series 2012, Ref. & Improvement RB	5.00%	07/01/2027	2,000	2,142,740
Series 2012, Ref. & Improvement RB	5.00%	07/01/2032	1,500	1,582,830
Series 2012, Ref. & Improvement RB	5.00%	07/01/2037	1,100	1,152,195
Nashville (City of) & Davidson (County of) Metropolitan Government Health & Educational Facilities Board (Vanderbilt University Medical Center);
Series 2016 A, RB	5.00%	07/01/2046	8,015	8,803,917
Series 2017 A, RB	5.00%	07/01/2048	1,500	1,652,610
Shelby (County of) Health, Educational & Housing Facilities Board (The Village at Germantown Inc.);
Series 2014, Residential Care Facility Mortgage RB	5.00%	12/01/2034	500	518,500
Series 2014, Residential Care Facility Mortgage RB	5.25%	12/01/2044	1,165	1,217,343
				35,577,415

Texas–9.19%
Angelina & Neches River Authority Industrial Development Corp. (Aspen Power LLC); Series 2007 A, Environmental Facilities RB(f)(i)	6.50%	11/01/2029	430	4
Arlington Higher Education Finance Corp. (Universal Academy); Series 2014 A, Education RB	7.00%	03/01/2034	1,000	1,036,020
Bexar (County of) (Motor Vehicle Rental Tax); Series 2009, Venue RB (INS–BHAC)(a)	5.00%	08/15/2039	1,020	1,035,575
Bexar (County of) Metropolitan Water District; Series 2009, Ref. Waterworks System RB(b)(c)	5.00%	05/01/2019	1,500	1,560,855
Bexar County Health Facilities Development Corp. (St. Luke’s Lutheran Hospital); Series 1991, Hospital RB(b)	7.00%	05/01/2021	500	550,470
Brazoria (County of) Brazos River Harbor Navigation District (The Dow Chemical Co.); Series 2002 A, Environmental Facilities RB(f)	5.95%	05/15/2033	1,100	1,131,999
Brazos Harbor Industrial Development Corp. (Dow Chemical); Series 2008, Environmental Facilities RB(c)(f)	5.90%	05/01/2028	1,050	1,057,350
Capital Area Cultural Education Facilities Finance Corp. (The Roman Catholic Diocese of Austin); Series 2005 B, RB	6.13%	04/01/2045	4,500	4,817,250

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32                         Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Texas–(continued)
Central Texas Regional Mobility Authority;
Series 2011, Sr. Lien RB(b)(c)	5.75%	01/01/2021	$1,000	$1,107,920
Series 2011, Sr. Lien RB(b)(c)	6.00%	01/01/2021	5,000	5,573,900
Series 2016, Ref. Sr. Lien RB	5.00%	01/01/2046	8,705	9,511,083
Clifton Higher Education Finance Corp. (Idea Public Schools); Series 2013, Education RB	6.00%	08/15/2043	2,000	2,284,040
Clifton Higher Education Finance Corp. (International Leadership of Texas); Series 2015 A, Education RB	5.13%	08/15/2030	2,000	2,098,560
Dallas (City of) (Civic Center Convention Complex); Series 2009, Ref. & Improvement RB (INS–AGC)(a)	5.25%	08/15/2034	4,000	4,186,960
Decatur (City of) Hospital Authority (Wise Regional Health System);
Series 2014 A, Ref. RB	5.00%	09/01/2034	1,250	1,318,700
Series 2014 A, Ref. RB	5.25%	09/01/2044	1,500	1,598,400
Galena Park Independent School District; Series 1996, Ref. Unlimited Tax CAB GO Bonds (CEP-Texas Permanent School Fund)(g)	0.00%	08/15/2023	2,000	1,768,380
Grand Parkway Transportation Corp.; Series 2013 B, Sub. Tier Toll RB	5.25%	10/01/2051	14,360	16,079,036
Gulf Coast Waste Disposal Authority (Exxon Corp.); Series 1995, Ref. VRD PCR(l)	1.14%	06/01/2020	8,000	8,000,000
Harris (County of);
Series 2007 C, Ref. Sub. Lien Toll Road Unlimited Tax GO Bonds(INS–AGM)(a)	5.25%	08/15/2031	6,665	8,348,512
Series 2009, Sr. Lien Toll Road RB(b)(c)	5.00%	08/15/2019	570	597,548
Series 2009, Sr. Lien Toll Road RB	5.00%	08/15/2038	430	449,832
Series 2009 A, Sr. Lien Toll Road RB(b)(c)	5.00%	08/15/2019	2,920	3,063,284
Harris County Cultural Education Facilities Finance Corp. (Baylor College of Medicine); Series 2008 D, Ref. Medical Facilities RB(b)(c)	5.38%	11/15/2018	825	847,836
Harris County Cultural Education Facilities Finance Corp. (TECO); Series 2009 A, Thermal Utility RB(b)(c)	5.25%	11/15/2019	1,100	1,168,882
Harris County Health Facilities Development Corp. (Memorial Hermann Healthcare System); Series 2008 B, Ref. RB(b)(c)	7.25%	12/01/2018	1,000	1,043,380
Harris County Health Facilities Development Corp. (TECO);
Series 2008, Thermal Utility RB(b)(c)	5.00%	11/15/2018	3,180	3,263,125
Series 2008, Thermal Utility RB(b)(c)	5.00%	11/15/2018	3,860	3,960,900
Hopkins (County of) Hospital District; Series 2008, RB	5.50%	02/15/2023	1,805	1,808,339
Houston (City of) Convention & Entertainment Facilities Department;
Series 2001 B, Hotel Occupancy Tax & Special CAB RB(INS–AGM)(a)(g)	0.00%	09/01/2026	8,750	6,675,637
Series 2001 B, Hotel Occupancy Tax & Special CAB RB(INS–AGM)(a)(g)	0.00%	09/01/2027	3,600	2,618,532
Houston (City of); Series 2009 A, Ref. Sr. Lien Airport System RB	5.50%	07/01/2034	875	886,533
Houston Higher Education Finance Corp. (Cosmos Foundation, Inc.);
Series 2011, RB(b)(c)	6.50%	05/15/2021	935	1,067,994
Series 2011, RB(b)(c)	6.50%	05/15/2021	805	919,503
Series 2011 A, RB(b)(c)	6.88%	05/15/2021	1,700	1,961,528
Laredo Community College District; Series 2010, Combined Fee RB(b)(c)	5.25%	08/01/2020	1,000	1,084,830
Love Field Airport Modernization Corp. (Southwest Airlines Co.);
Series 2010, Special Facilities RB	5.25%	11/01/2040	1,000	1,073,620
Series 2012, Special Facilities RB(f)	5.00%	11/01/2028	2,000	2,191,060
Lower Colorado River Authority;
Series 2012 A, Ref. RB(b)(c)	5.00%	05/15/2022	10	11,199
Series 2012 A, Ref. RB	5.00%	05/15/2030	4,585	5,083,894
Lufkin Health Facilities Development Corp. (Memorial Health System of East Texas); Series 2009, Ref. & Improvement RB(b)(c)	6.00%	02/15/2019	2,500	2,606,975
Mesquite Health Facilities Development Corporation (Christian Care Centers, Inc.);
Series 2014, Ref. RB	5.13%	02/15/2030	1,750	1,853,338
Series 2014, Ref. RB	5.13%	02/15/2042	2,000	2,074,100
New Hope Cultural Education Facilities Finance Corp. (CHF–Collegiate Housing College Station I, LLC–Texas A&M University); Series 2017 A, Student Housing RB	5.00%	04/01/2042	2,500	2,718,475
New Hope Cultural Education Facilities Finance Corp. (CHF–Collegiate Housing Island Campus, LLC–Texas A&M University); Series 2017 A, Student Housing RB	5.00%	04/01/2037	1,700	1,852,643

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33                         Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Texas–(continued)
New Hope Cultural Education Facilities Finance Corp. (Longhorn Village); Series 2017, Ref. Retirement Facility RB	5.00%	01/01/2037	$2,820	$2,987,000
New Hope Cultural Education Facilities Finance Corp. (Morningside Ministries); Series 2013, First Mortgage RB	6.50%	01/01/2043	2,350	2,619,780
New Hope Cultural Education Facilities Finance Corp. (MRC Senior Living–The Langford);
Series 2016 A, Retirement Facility RB	5.00%	11/15/2026	675	685,395
Series 2016 A, Retirement Facility RB	5.38%	11/15/2036	865	869,403
Series 2016 A, Retirement Facility RB	5.50%	11/15/2046	1,250	1,255,900
New Hope Cultural Education Facilities Finance Corp. (Tarleton State University); Series 2014 A, Student Housing RB	5.00%	04/01/2046	3,000	3,185,370
North East Texas Regional Mobility Authority;
Series 2016, Sr. Lien RB	5.00%	01/01/2036	3,400	3,763,698
Series 2016 A, Sr. Lien RB	5.00%	01/01/2041	6,750	7,423,380
Series 2016 A, Sr. Lien RB	5.00%	01/01/2046	5,000	5,480,850
North Texas Tollway Authority;
Series 2005 C, Dallas North Tollway System RB(b)(c)	5.38%	01/01/2019	815	841,023
Series 2005 C, Dallas North Tollway System RB	5.38%	01/01/2021	185	190,781
Series 2008 D, Ref. First Tier System CAB RB(INS–AGC)(a)(g)	0.00%	01/01/2028	12,800	9,359,488
Series 2008 D, Ref. First Tier System CAB RB(INS–AGC)(a)(g)	0.00%	01/01/2029	2,165	1,536,717
Series 2008 D, Ref. First Tier System CAB RB(INS–AGC)(a)(g)	0.00%	01/01/2031	4,710	3,044,497
Series 2008 K-1, Ref. First Tier System RB(b)(c)	5.75%	01/01/2019	1,630	1,688,452
Series 2011, Ref. First Tier System RB	5.00%	01/01/2038	1,000	1,069,860
Parker (County of); Series 2009, Road Unlimited Tax GO Bonds(b)(c)	5.13%	02/15/2019	1,000	1,035,510
Pflugerville (City of);
Series 2009, Limited Tax GO Bonds(b)(c)	5.30%	08/01/2019	860	905,288
Series 2009, Limited Tax GO Ctfs.(b)(c)	5.38%	08/01/2019	755	795,551
Port Beaumont Navigation District (Jefferson Energy Companies); Series 2016, Dock & Wharf Facility RB(c)(e)(f)	7.25%	02/13/2020	4,000	4,156,680
Pottsboro Higher Education Funance Corp. (Imagine International Academy of North Texas, LLC); Series 2016 A, Education RB	5.00%	08/15/2046	3,000	2,981,880
Red River Health Facilities Development Corp. (MRC Crossing); Series 2014 A, Retirement Facility RB	6.75%	11/15/2024	850	975,953
Rowlett (City of) (Bayside Public Improvement District North Improvement Area);
Series 2016, Special Assessment RB	5.38%	09/15/2030	400	388,284
Series 2016, Special Assessment RB	5.75%	09/15/2036	160	153,486
Sachse (City of);
Series 2009, Ref. & Improvement Limited Tax GO Bonds(b)(c)	5.25%	02/15/2019	105	108,852
Series 2009, Ref. & Improvement Limited Tax GO Bonds(b)(c)	5.25%	02/15/2019	390	404,309
Series 2009, Ref. & Improvement Limited Tax GO Bonds(INS–AGC)(a)	5.25%	02/15/2031	5	5,173
San Jacinto River Authority (Groundwater Reduction Plan Division);
Series 2011, Special Project RB(INS–AGM)(a)	5.00%	10/01/2032	1,250	1,310,038
Series 2011, Special Project RB(INS–AGM)(a)	5.00%	10/01/2037	1,000	1,044,990
Tarrant County Cultural Education Facilities Finance Corp. (Air Force Village Obligated Group); Series 2009, Retirement Facility RB(b)(c)	6.13%	11/15/2019	2,000	2,149,260
Tarrant County Cultural Education Facilities Finance Corp. (Buckingham Senior Living Community, Inc.); Series 2007, Retirement Facility RB	5.75%	11/15/2037	345	335,851
Tarrant County Cultural Education Facilities Finance Corp. (C.C. Young Memorial Home);
Series 2007, Retirement Facility RB	5.75%	02/15/2025	1,975	1,976,857
Series 2007, Retirement Facility RB	5.75%	02/15/2029	1,500	1,500,810
Series 2017A, Retirement Facility RB	6.38%	02/15/2052	5,000	5,280,550
Tarrant County Cultural Education Facilities Finance Corp. (CHRISTUS Health);
Series 2008, Ref. RB(b)(c)	6.50%	01/01/2019	875	911,400
Series 2008, Ref. RB(INS–AGC)(a)	5.75%	07/01/2018	610	618,436
Series 2008, Ref. RB(INS–AGC)(a)	6.50%	07/01/2037	3,375	3,494,813

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34                         Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Texas–(continued)
Texas (State of) Department of Housing & Community Affairs; Series 1992 C-2, Regular Residual Interest Home Mortgage Floating Rate RB (CEP–GNMA)(f)(n)	12.42%	07/02/2024	$50	$51,977
Texas (State of) Transportation Commission (Central Texas Turnpike System);
Series 2015 B, Ref. CAB RB(g)	0.00%	08/15/2036	7,670	3,480,263
Series 2015 B, Ref. CAB RB(g)	0.00%	08/15/2037	9,995	4,324,537
Texas (State of) Transportation Commission; Series 2008, Mobility Fund Unlimited Tax GO Bonds(b)(c)(d)	5.00%	04/01/2018	3,650	3,661,388
Texas (State of) Turnpike Authority (Central Texas Turnpike System);
Series 2002, First Tier CAB RB(b)(g)	0.00%	08/15/2027	30	23,087
Series 2002 A, First Tier CAB RB(INS–BHAC)(a)(g)	0.00%	08/15/2027	970	730,662
Texas A&M University System Board of Regents; Series 2009 A, Financing System RB(b)(c)	5.00%	05/15/2019	1,610	1,678,457
Texas Municipal Gas Acquisition & Supply Corp. I; Series 2008 D, Sr. Lien Gas Supply RB	6.25%	12/15/2026	4,485	5,260,726
Texas Municipal Gas Acquisition & Supply Corp. III;
Series 2012, Gas Supply RB	5.00%	12/15/2023	2,000	2,234,680
Series 2012, Gas Supply RB	5.00%	12/15/2028	6,310	6,930,462
Series 2012, Gas Supply RB	5.00%	12/15/2031	1,875	2,045,325
Series 2012, Gas Supply RB	5.00%	12/15/2032	3,865	4,210,686
Texas Private Activity Bond Surface Transportation Corp. (Blueridge Transportation Group, LLC SH 288 Toll Lanes); Series 2016, Sr. Lien RB(f)	5.00%	12/31/2045	7,550	8,238,409
Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners LLC North Tarrant Express Management Lanes); Series 2009, Sr. Lien RB	6.88%	12/31/2039	5,460	5,915,309
Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners LLC); Series 2013, Sr. Lien RB(f)	7.00%	12/31/2038	3,475	4,087,920
Texas Woman’s University; Series 2008, Financing System RB	5.13%	07/01/2027	1,325	1,341,629
Tyler Health Facilities Development Corp. (East Texas Medical Center Regional Healthcare System); Series 2007 A, Ref. & Improvement Hospital RB	5.38%	11/01/2037	3,000	2,962,890
Tyler Health Facilities Development Corp. (Mother Frances Hospital Regional Health Care Center);
Series 2011, Hospital RB(b)(c)	5.13%	07/01/2021	1,655	1,823,049
Series 2011, Hospital RB(b)(c)	5.25%	07/01/2021	2,000	2,211,100
University of Houston; Series 2009, Ref. Consolidated RB(b)(c)	5.00%	02/15/2019	1,000	1,032,880
Ysleta Independent School District Public Facility Corp.; Series 2001, Ref. Lease RB (INS–AMBAC)(a)	5.38%	11/15/2024	1,300	1,300,611
				264,029,613

Utah–0.63%
Pleasant Grove (City of); Series 2008, Water RB (INS–AGM)(a)	5.25%	12/01/2033	710	729,639
Salt Lake City (City of); Series 2017 A, Airport RB(d)(f)	5.00%	07/01/2042	14,000	15,576,260
Utah (State of) Charter School Finance Authority (Summit Academy); Series 2007 A, Charter School RB	5.80%	06/15/2038	600	601,122
Utah (State of) Transit Authority; Series 2008 A, Sales Tax RB(b)(c)	5.00%	06/15/2018	1,050	1,061,245
				17,968,266

Vermont–0.15%
University of Vermont & State Agricultural College; Series 2009, RB	5.13%	10/01/2039	1,275	1,332,796
Vermont (State of) Economic Development Authority (Central Vermont Public Service Corp.); Series 2010, Recovery Zone Facility Bonds	5.00%	12/15/2020	1,250	1,353,925
Vermont (State of) Educational & Health Buildings Financing Agency (Fletcher Allen Health Care); Series 2004 B, Hospital RB(b)(c)	5.00%	06/01/2018	1,565	1,579,476
				4,266,197

Virgin Islands–0.24%
Virgin Islands (Government of) Public Finance Authority (Matching Fund Loan Note);
Series 2009 B, Ref. Sr. Lien RB	5.00%	10/01/2025	5,500	3,877,500
Series 2010 A, Sr. Lien RB	5.00%	10/01/2025	850	599,250
Series 2010 A, Sr. Lien RB	5.00%	10/01/2029	3,500	2,441,250
				6,918,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

35                         Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Virginia–1.68%
Ballston Quarter Communities Development Authority; Series 2016 A, Tax Allocation RB	5.50%	03/01/2046	$5,000	$5,218,500
Stafford (County of) Economic Development Authority (Mary Washington Healthcare Obligated Group); Series 2016, Ref. Hospital Facilities RB	5.00%	06/15/2036	1,000	1,097,230
Tobacco Settlement Financing Corp.; Series 2007 B-2, Sr. Tobacco Settlement RB	5.20%	06/01/2046	4,000	3,955,800
Virginia (State of) College Building Authority (Marymount University); Series 2015 A, Ref. Educational Facilities RB(e)	5.00%	07/01/2045	1,000	1,051,880
Virginia (State of) Public School Authority; Series 2008, Special Obligation School Financing RB(b)(c)	6.00%	12/01/2018	1,000	1,035,270
Virginia (State of) Small Business Financing Authority (95 Express Lanes, LLC); Series 2017, Sr. Lien RB(f)	5.00%	07/01/2034	5,000	5,362,850
Virginia (State of) Small Business Financing Authority (Elizabeth River Crossings Opco, LLC);
Series 2012, Sr. Lien RB(f)	5.00%	07/01/2027	4,465	4,914,536
Series 2012, Sr. Lien RB(f)	5.50%	01/01/2042	4,920	5,424,202
Virginia (State of) Small Business Financing Authority (Express Lanes, LLC);
Series 2012, Sr. Lien RB(f)	5.00%	07/01/2034	6,735	7,223,759
Series 2012, Sr. Lien RB(f)	5.00%	01/01/2040	2,535	2,702,868
Virginia (State of) Small Business Financing Authority (Transform 66 P3); Series 2017, Sr. Lien Private Activity RB(f)	5.00%	12/31/2049	7,500	8,096,925
Washington (County of) Industrial Development Authority (Mountain States Health Alliance); Series 2009 C, Hospital Facility RB	7.50%	07/01/2029	2,000	2,090,420
				48,174,240

Washington–2.89%
FYI Properties (Washington State District); Series 2009, Lease RB	5.50%	06/01/2039	1,000	1,047,430
Kalispel Tribe of Indians; Series 2008, RB	6.63%	01/01/2028	835	843,400
King (County of) Public Hospital District No. 1; Series 2008 A, Limited Tax GO Bonds(b)(c)	5.25%	06/01/2018	3,575	3,609,820
Klickitat (County of) Public Hospital District No. 2 (Skyline Hospital); Series 2017, Ref. & Improvement RB	5.00%	12/01/2037	1,125	1,117,935
Seattle (City of);
Series 2008, Drainage & Wastewater RB(b)(c)	5.00%	06/01/2018	2,450	2,472,663
Series 2008, Ref. & Improvement Municipal Light & Power RB(b)(c)	5.75%	04/01/2019	2,000	2,092,720
Seattle (Port of); Series 2017 C, Intermediate Lien RB(f)	5.25%	05/01/2042	5,000	5,752,600
Tacoma (Port of); Series 2016 B, Ref. RB(d)(f)	5.00%	12/01/2043	21,525	23,921,594
Washington (State of) Health Care Facilities Authority (Fred Hutchinson Cancer Research Center);
Series 2011, RB	5.63%	01/01/2035	1,250	1,334,187
Series 2011, RB	6.00%	01/01/2031	1,500	1,623,015
Washington (State of) Health Care Facilities Authority (MultiCare Health System);
Series 2004 A, RB(b)(c)	5.25%	08/15/2018	1,000	1,018,000
Series 2008 B, RB(b)(c)	6.00%	08/15/2019	2,000	2,126,740
Washington (State of) Health Care Facilities Authority (Providence Health); Series 2006 D, RB (INS–AGM)(a)	5.25%	10/01/2033	5,000	5,116,850
Washington (State of) Higher Education Facilities Authority (Whitworth University);
Series 2009, Ref. RB(b)(c)	5.38%	10/01/2019	500	528,930
Series 2009, Ref. RB(b)(c)	5.63%	10/01/2019	1,500	1,592,625
Washington (State of) Housing Finance Commission (Bayview Manor Senior); Series 2016 A, Ref. RB(e)	5.00%	07/01/2046	2,500	2,549,325
Washington (State of) Housing Finance Commission (Heron’s Key Senior Living);
Series 2015 A, RB(e)	6.50%	07/01/2030	800	849,136
Series 2015 A, RB(e)	6.75%	07/01/2035	820	871,422
Washington (State of) Housing Finance Commission (Presbyterian Retirement Communities Northwest); Series 2016, Ref. RB(e)	5.00%	01/01/2036	1,875	1,991,719
Washington (State of); Series 2010 B, Motor Vehicle Fuel Unlimited Tax GO Bonds(b)(c)(d)	5.00%	08/01/2019	21,500	22,542,320
				83,002,431

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36                         Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
West Virginia–0.30%
Harrison (County of) Commission (Allegheny Energy); Series 2007 D, Ref. Solid Waste Disposal RB(f)	5.50%	10/15/2037	$1,000	$997,080
Monongalia (County of) Commission Special District (University Town Centre Economic Opportunity Development District); Series 2017 A, Ref. Excise Tax & Improvement RB(e)	5.50%	06/01/2037	2,500	2,576,500
Pleasants (County of) Commission (Allegheny Energy Supply Co., LLC Pleasants Station); Series 2007 F, Ref. PCR	5.25%	10/15/2037	1,125	1,114,886
West Virginia (State of) Economic Development Authority (Entsorga West Virginia LLC); Series 2016, Solid Waste Disposal Facilities RB(e)(f)	6.75%	02/01/2026	4,035	3,928,920
				8,617,386

Wisconsin–2.57%
Public Finance Authority (American Dream at Meadowlands);
Series 2017, Limited Obligation Grant RB(e)	6.75%	08/01/2031	3,000	3,239,670
Series 2017, Limited Obligation PILOT RB(e)	7.00%	12/01/2050	7,000	8,098,300
Public Finance Authority (WhiteStone); Series 2017, Ref. Retirement Facility RB(e)	5.00%	03/01/2052	1,075	1,167,482
Superior (City of) (Superior Water, Light & Power Co.); Series 2007 A, Ref. Collateralized Utility RB(f)	5.38%	11/01/2021	2,000	2,006,120
Wisconsin (State of) Health & Educational Facilities Authority (American Baptist Homes of the Midwest Obligated Group); Series 2017, Ref. RB	5.00%	08/01/2039	3,500	3,544,450
Wisconsin (State of) Health & Educational Facilities Authority (Catholic Residential Services); Series 2007, Ref. RB	5.25%	05/01/2028	1,250	1,177,962
Wisconsin (State of) Health & Educational Facilities Authority (Essentia Health Obligated Group); Series 2008 B, Health Care Facilities RB (INS–AGC)(a)	5.13%	02/15/2030	1,500	1,569,885
Wisconsin (State of) Health & Educational Facilities Authority (Froedtert & Community Health Inc. Obligated Group); Series 2009, RB(b)(c)	5.00%	04/01/2019	750	778,763
Wisconsin (State of) Health & Educational Facilities Authority (Meriter Hospital, Inc.);
Series 2011 A, RB(b)(c)	5.50%	05/01/2021	2,000	2,226,540
Series 2011 A, RB(b)(c)	5.75%	05/01/2021	1,000	1,120,920
Wisconsin (State of) Health & Educational Facilities Authority (Prohealth Care, Inc. Obligated Group);
Series 2009, RB(b)(c)	6.38%	02/15/2019	500	522,920
Series 2009, RB(b)(c)	6.63%	02/15/2019	1,000	1,047,710
Wisconsin (State of) Health & Educational Facilities Authority (Rogers Memorial Hospital Inc.); Series 2014, Ref. RB	5.00%	07/01/2044	3,125	3,344,969
Wisconsin (State of) Public Finance Authority (Denver International Aiport Great Hall); Series 2017, RB(f)	5.00%	09/30/2049	4,750	5,168,095
Wisconsin (State of) Public Finance Authority (KU Campus Development Corp. Central District Development); Series 2016, Lease Development RB	5.00%	03/01/2036	4,500	5,013,810
Wisconsin (State of) Public Finance Authority (Prime Healthcare Foundation, Inc.);
Series 2018 A, RB	5.20%	12/01/2037	5,000	5,076,000
Series 2018 A, RB	5.35%	12/01/2045	4,000	4,072,560
Wisconsin (State of) Public Finance Authority (Renown Regional Medical Center);
Series 2016 A, Ref. Hospital RB	5.00%	06/01/2032	2,000	2,234,460
Series 2016 A, Ref. Hospital RB	5.00%	06/01/2034	7,180	7,950,773
Wisconsin (State of) Public Finance Authority (Roseman University of Health Sciences); Series 2015, Ref. RB	5.75%	04/01/2035	1,955	2,119,846
Wisconsin (State of) Public Finance Authority (Wittenberg University); Series 2016, Higher Education Facility RB(e)	5.25%	12/01/2039	5,000	4,575,650
Wisconsin (State of);
Series 2009 A, General Fund Annual Appropriation RB(b)(c)	5.38%	05/01/2019	225	235,231
Series 2009 A, General Fund Annual Appropriation RB	5.38%	05/01/2025	2,130	2,224,316
Series 2009 A, General Fund Annual Appropriation RB(b)(c)	5.63%	05/01/2019	475	497,966
Series 2009 A, General Fund Annual Appropriation RB	5.63%	05/01/2028	4,525	4,736,770
				73,751,168

Wyoming–0.66%
Campbell (County of) (Basin Electric Power Cooperative); Series 2009 A, Solid Waste Facilities RB	5.75%	07/15/2039	4,000	4,202,640
Lincoln (County of), (ExxonMobil); Series 2014, Ref. VRD PCR(l)	1.14%	10/01/2044	6,000	6,000,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

37                         Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Wyoming–(continued)
West Park Hospital District (West Park Hospital); Series 2011 A, RB	6.50%	06/01/2031	$1,000	$1,085,500
Wyoming (State of) Municipal Power Agency; Series 2017 A, Ref. Power Supply RB (INS–BAM)(a)	5.00%	01/01/2047	7,000	7,763,280
				19,051,420
TOTAL INVESTMENTS IN SECURITIES(p)–109.32% (Cost $3,006,946,611)				3,140,109,953
FLOATING RATE NOTE OBLIGATIONS–(10.27)%
Notes with interest and fee rates ranging from 1.62% to 2.01% at 02/28/2018 and contractual maturities of collateral ranging from 05/15/2023 to 04/01/2056 (See Note 1J)(q)				(295,070,000)
OTHER ASSETS LESS LIABILITIES–0.95%				27,183,139
NET ASSETS–100.00%				$2,872,223,092

Investment Abbreviations:

ACA	– ACA Financial Guaranty Corp.
AGC	– Assured Guaranty Corp.
AGM	– Assured Guaranty Municipal Corp.
AMBAC	– American Municipal Bond Assurance Corp.
BAM	– Build America Mutual Assurance Co.
BHAC	– Berkshire Hathaway Assurance Corp.
CAB	– Capital Appreciation Bonds
CARS	– Convertible Auction Rate Security
CEP	– Credit Enhancement Provider
Connie Lee	– Connie Lee Insurance Co.
Conv.	– Convertible
COP	– Certificates of Participation
Ctfs.	– Certificates
FHA	– Federal Housing Administration
GNMA	– Government National Mortgage Association
GO	– General Obligation
Gtd.	– Guaranteed
IDR	– Industrial Development Revenue Bonds
INS	– Insurer

Jr.	– Junior
LIBOR	– London Interbank Offered Rate
LOC	– Letter of Credit
MFH	– Multi-Family Housing
NATL	– National Public Finance Guarantee Corp.
PCR	– Pollution Control Revenue Bonds
PILOT	– Payment-in-Lieu-of-Tax
RAB	– Revenue Anticipation Bonds
RAC	– Revenue Anticipation Certificates
RB	– Revenue Bonds
Ref.	– Refunding
RN	– Revenue Notes
Sec.	– Secured
SIFMA	– Securities Industry and Financial Markets Association
Sub.	– Subordinated
USD	– U.S. Dollar
VRD	– Variable Rate Demand
Wts.	– Warrants

Notes to Schedule of Investments:

(a)	Principal and/or interest payments are secured by the bond insurance company listed.
(b)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(c)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(d)	Underlying security related to TOB Trusts entered into by the Fund. See Note 1J.
(e)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2018 was $175,596,959, which represented 6.11% of the Fund’s Net Assets.
(f)	Security subject to the alternative minimum tax.
(g)	Zero coupon bond issued at a discount.
(h)	Convertible CAB. The interest rate shown represents the coupon rate at which the bond will accrue at a specified future date.
(i)	Defaulted security. Currently, the issuer is partially or fully in default with respect to interest payments. The aggregate value of these securities at February 28, 2018 was $596,106, which represented less than 1% of the Fund’s Net Assets.
(j)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2018.
(k)	Security is subject to a shortfall agreement which may require the Fund to pay amounts to a counterparty in the event of a significant decline in the market value of the security underlying the TOB Trusts. In case of a shortfall, the maximum potential amount of payments the Fund could ultimately be required to make under the agreement is $22,290,000. However, such shortfall payment would be reduced by the proceeds from the sale of the security underlying the TOB Trusts.
(l)	Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically based on current market interest rates. Rate shown is the rate in effect on February 28, 2018.
(m)	Security subject to crossover refunding.
(n)	Current coupon rate for inverse floating rate municipal obligations. This rate resets periodically as the rate on the related security changes. Positions in inverse floating rate municipal obligations have a total value of $677,255, which represented less than 1% of the Fund’s Net Assets.
(o)	Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.
(p)	Entities may either issue, guarantee, back or otherwise enhance the credit quality of a security. The entities are not primarily responsible for the issuer’s obligation but may be called upon to satisfy issuers obligations. No concentration of any single entity was greater than 5% each.
(q)	Floating rate note obligations related to securities held. The interest and fee rates shown reflect the rates in effect at February 28, 2018. At February 28, 2018, the Fund’s investments with a value of $465,123,884 are held by TOB Trusts and serve as collateral for the $295,070,000 in the floating rate note obligations outstanding at that date.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

38                         Invesco Municipal Income Fund

Statement of Assets and Liabilities

February 28, 2018

Assets:
Investments in securities, at value (Cost $3,006,946,611)	$3,140,109,953
Cash	3,747,879
Receivable for:
Investments sold	1,072,000
Fund shares sold	3,215,369
Interest	35,179,280
Investment for trustee deferred compensation and retirement plans	384,078
Other assets	77,911
Total assets	3,183,786,470

Liabilities:
Floating rate note obligations	295,070,000
Payable for:
Investments purchased	7,548,186
Dividends	3,517,396
Fund shares reacquired	3,824,562
Accrued fees to affiliates	990,336
Accrued trustees’ and officers’ fees and benefits	8,968
Accrued other operating expenses	119,956
Trustee deferred compensation and retirement plans	483,974
Total liabilities	311,563,378
Net assets applicable to shares outstanding	$2,872,223,092

Net assets consist of:
Shares of beneficial interest	$2,854,007,125
Undistributed net investment income	10,700,082
Undistributed net realized gain (loss)	(125,647,457)
Net unrealized appreciation	133,163,342
$2,872,223,092

Net Assets:
Class A	$1,935,018,999
Class C	$248,013,041
Class Y	$442,757,371
Investor Class	$105,158,684
Class R6	$141,274,997

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	146,743,854
Class C	18,898,811
Class Y	33,583,611
Investor Class	7,969,987
Class R6	10,715,576
Class A:
Net asset value per share	$13.19
Maximum offering price per share
(Net asset value of $13.19 ÷ 95.75%)	$13.78
Class C:
Net asset value and offering price per share	$13.12
Class Y:
Net asset value and offering price per share	$13.18
Investor Class:
Net asset value and offering price per share	$13.19
Class R6:
Net asset value and offering price per share	$13.18

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

39                         Invesco Municipal Income Fund

Statement of Operations

For the year ended February 28, 2018

Investment income:
Interest	$145,337,880

Expenses:
Advisory fees	13,217,459
Administrative services fees	548,698
Custodian fees	51,267
Distribution fees:
Class A	4,858,935
Class B	38,546
Class C	2,467,083
Investor Class	197,301
Interest, facilities and maintenance fees	6,768,060
Transfer agent fees — A, B, C, Y and Investor	2,426,987
Transfer agent fees — R6	3,408
Trustees’ and officers’ fees and benefits	61,481
Registration and filing fees	241,578
Reports to shareholders	252,109
Professional services fees	99,875
Taxes	520,019
Other	188,806
Total expenses	31,941,612
Less: Expense offset arrangement(s)	(9,692)
Net expenses	31,931,920
Net investment income	113,405,960

Realized and unrealized gain (loss) from:
Net realized gain (loss) from investment securities	(4,995,559)
Change in net unrealized appreciation (depreciation) of investment securities	(11,621,085)
Net realized and unrealized gain (loss)	(16,616,644)
Net increase in net assets resulting from operations	$96,789,316

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

40                         Invesco Municipal Income Fund

Statement of Changes in Net Assets

For the years ended February 28, 2018 and 2017

	2018	2017
Operations:
Net investment income	$113,405,960	$106,209,717
Net realized gain (loss)	(4,995,559)	(27,772,719)
Change in net unrealized appreciation (depreciation)	(11,621,085)	(85,137,686)
Net increase (decrease) in net assets resulting from operations	96,789,316	(6,700,688)

Distributions to shareholders from net investment income:
Class A	(71,836,794)	(74,307,189)
Class B	(110,613)	(261,884)
Class C	(7,271,646)	(7,134,687)
Class Y	(22,275,513)	(21,065,201)
Investor Class	(4,100,245)	(4,525,437)
Class R6	(610,050)	—
Total distributions from net investment income	(106,204,861)	(107,294,398)

Share transactions–net:
Class A	13,329,133	238,401,294
Class B	(6,474,856)	(2,938,162)
Class C	(1,984,355)	105,781,907
Class Y	(81,220,069)	95,728,295
Investor Class	(3,044,329)	(2,158,788)
Class R6	143,209,493	—
Net increase in net assets resulting from share transactions	63,815,017	434,814,546
Net increase in net assets	54,399,472	320,819,460

Net assets:
Beginning of year	2,817,823,620	2,497,004,160
End of year (includes undistributed net investment income of $10,700,082 and $4,599,102, respectively)	$2,872,223,092	$2,817,823,620
Notes to Financial Statements

February 28, 2018

NOTE 1—Significant Accounting Policies

Invesco Municipal Income Fund (the “Fund”) is a series portfolio of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of six separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is to provide investors with a high level of current income exempt from federal income tax, consistent with preservation of capital.

The Fund currently consists of five different classes of shares: Class A, Class C, Class Y, Investor Class and Class R6. Effective April 4, 2017, the Fund began offering Class R6 shares. Class Y and Investor Class shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y, Investor Class and Class R6 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares were permitted to continue to reinvest dividends and capital gains distributions in Class B shares until their conversion to Class A shares. Also, shareholders in Class B shares were able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they converted to Class A shares. Generally, Class B shares automatically converted to Class A shares on or about the month-end, which was at least eight years after the date of purchase. Redemptions of Class B shares prior to conversion date were subject to a CDSC. Effective January 26, 2018, all of the Fund’s outstanding Class B shares were converted to Class A shares, in advance of their normally scheduled conversion. No CDSC was paid in connection with this early conversion.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such

41                         Invesco Municipal Income Fund

as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Securities for which market quotations either are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable and tax-exempt earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay shareholders “exempt-interest dividends”, as defined in the Internal Revenue Code.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R6 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

42                         Invesco Municipal Income Fund

G.	Interest, Facilities and Maintenance Fees — Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees and other expenses associated with lines of credit and interest and administrative expenses related to establishing and maintaining floating rate note obligations, if any.
H.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
I.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
J.	Floating Rate Note Obligations — The Fund invests in inverse floating rate securities, such as Tender Option Bonds (“TOBs”), for investment purposes and to enhance the yield of the Fund. Such securities may be purchased in the secondary market without first owning an underlying bond but generally are created through the sale of fixed rate bonds by the Fund to special purpose trusts established by a broker dealer or by the Fund (“TOB Trusts”) in exchange for cash and residual interests in the TOB Trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The TOB Trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The floating rate notes issued by the TOB Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the TOB Trusts for redemption at par at each reset date. The residual interests held by the Fund (inverse floating rate securities) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the TOB Trust to the Fund, thereby collapsing the TOB Trust. Inverse floating rate securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable.

The Fund generally invests in inverse floating rate securities that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The primary risks associated with inverse floating rate securities are varying degrees of liquidity and decreases in the value of such securities in response to changes in interest rates to a greater extent than fixed rate securities having similar credit quality, redemption provisions and maturity, which may cause the Fund’s net asset value to be more volatile than if it had not invested in inverse floating rate securities. In certain instances, the short-term floating rate notes created by the TOB Trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such notes for repayment of principal, may not be able to be remarketed to third parties. In such cases, the TOB Trust holding the fixed rate bonds may be collapsed with the entity that contributed the fixed rate bonds to the TOB Trust. In the case where a TOB Trust is collapsed with the Fund, the Fund will be required to repay the principal amount of the tendered securities, which may require the Fund to sell other portfolio holdings to raise cash to meet that obligation. The Fund could therefore be required to sell other portfolio holdings at a disadvantageous time or price to raise cash to meet this obligation, which risk will be heightened during times of market volatility, illiquidity or uncertainty. The embedded leverage in the TOB Trust could cause the Fund to lose more money than the value of the asset it has contributed to the TOB Trust and greater levels of leverage create the potential for greater losses. In addition, a Fund may enter into reimbursement agreements with the liquidity provider of certain TOB transactions in connection with certain residuals held by the Fund. These agreements commit a Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a TOB Trust, including following the termination of a TOB Trust resulting from a mandatory tender event (“liquidity shortfall”). The reimbursement agreement will effectively make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying security and the purchase price of the floating rate notes issued by the TOB Trust.

The Fund accounts for the transfer of fixed rate bonds to the TOB Trusts as secured borrowings, with the securities transferred remaining in the Fund’s investment assets, and the related floating rate notes reflected as Fund liabilities under the caption Floating rate note obligations on the Statement of Assets and Liabilities. The carrying amount of the Fund’s floating rate note obligations as reported on the Statement of Assets and Liabilities approximates its fair value. The Fund records the interest income from the fixed rate bonds under the caption Interest and records the expenses related to floating rate obligations and any administrative expenses of the TOB Trusts as a component of Interest, facilities and maintenance fees on the Statement of Operations.

Final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”) prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds”, as defined in the rules. These rules preclude banking entities and their affiliates from sponsoring and/or providing services for existing TOB Trusts. A new TOB structure is being utilized by the Fund wherein the Fund, as holder of the residuals, will perform certain duties previously performed by banking entities as “sponsors” of TOB Trusts. These duties may be performed by a third-party service provider. The Fund’s expanded role under the new TOB structure may increase its operational and regulatory risk. The new structure is substantially similar to the previous structure; however, pursuant to the Volcker Rule, the remarketing agent would not be able to repurchase tendered floaters for its own account upon a failed remarketing. In the event of a failed remarketing, a banking entity serving as liquidity provider may loan the necessary funds to the TOB Trust to purchase the tendered floaters. The TOB Trust, not the Fund, would be the borrower and the loan from the liquidity provider will be secured by the purchased floaters now held by the TOB Trust. However, as previously described, the Fund would bear the risk of loss with respect to any liquidity shortfall to the extent it entered into a reimbursement agreement with the liquidity provider.

Further, the SEC and various banking agencies recently adopted rules implementing credit risk retention requirements for asset-backed securities (the “Risk Retention Rules”). The Risk Retention Rules require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Fund has adopted policies intended to comply with the Risk Retention Rules. The Risk Retention Rules may adversely affect the Fund’s ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

43                         Invesco Municipal Income Fund

There can be no assurances that the new TOB structure will continue to be a viable form of leverage. Further, there can be no assurances that alternative forms of leverage will be available to the Fund in order to maintain current levels of leverage. Any alternative forms of leverage may be less advantageous to the Fund, and may adversely affect the Fund’s net asset value, distribution rate and ability to achieve its investment objective.

TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although atypical, these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

K.	Other Risks — The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located.

Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and the Fund’s investments in municipal securities.

There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $500 million	0.50%
Over $500 million	0.45%

For the year ended February 28, 2018, the effective advisory fees incurred by the Fund was 46%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco PowerShares Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2018, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit annual fund expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y, Investor Class and Class R6 shares to 1.50%, 2.25%, 1.25%, 1.50% and 1.25%, respectively, of average daily net assets (the “expense limits”). Prior to their conversion to Class A shares, the expense limit for Class B shares was 2.25% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2018. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 28, 2018, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 28, 2018, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A shares, Class C shares and Investor Class shares to compensate IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A and Investor Class average daily net assets and up to 1.00% of Class C average daily net assets. Prior to their conversion to Class A shares, the Fund incurred annual fees of up to 1.00% of Class B average daily net assets. The fees are accrued daily and paid monthly.

With respect to Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class C maximum annual reimbursement rate, respectively. With respect to Class A and Investor Class shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses.

For the year ended February 28, 2018, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption

44                         Invesco Municipal Income Fund

proceeds prior to remittance to the shareholder. During the year ended February 28, 2018, IDI advised the Fund that IDI retained $359,772 in front-end sales commissions from the sale of Class A shares and $108,422 and $5,752 from Class A and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of February 28, 2018, all of the securities in this Fund were valued based on Level 2 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the year ended February 28, 2018, there were no material transfers between valuation levels.

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended February 28, 2018, the Fund engaged in securities purchases of $70,885,477 and securities sales of $131,767,803, which did not result in any net realized gains (losses).

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended February 28, 2018, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $9,692.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances and Borrowings

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company (“SSB”), the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Inverse floating rate obligations resulting from the transfer of bonds to TOB Trusts are accounted for as secured borrowings. The average floating rate notes outstanding and average annual interest and fee rate related to inverse floating rate note obligations during the year ended February 28, 2018 were $287,601,154 and 2.31%, respectively.

45                         Invesco Municipal Income Fund

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 28, 2018 and 2017:

	2018	2017
Ordinary income — tax-exempt	$106,204,861	$107,294,398

Tax Components of Net Assets at Period-End:

2018
Undistributed tax-exempt income	$8,809,255
Net unrealized appreciation — investments	135,224,567
Temporary book/tax differences	(429,345)
Capital loss carryforward	(125,388,510)
Shares of beneficial interest	2,854,007,125
Total net assets	$2,872,223,092

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to book to tax accretion and amortization differences and defaulted bonds.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of February 28, 2018, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
February 28, 2019	$21,329,984	$—	$21,329,984
Not subject to expiration	55,816,519	48,242,007	104,058,526
	$77,146,503	$48,242,007	$125,388,510

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 28, 2018 was $596,775,241 and $510,475,604, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$160,688,294
Aggregate unrealized (depreciation) of investments	(25,463,727)
Net unrealized appreciation of investments	$135,224,567

Cost of investments for tax purposes is $3,004,885,386.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of expired capital loss carryforward, on February 28, 2018, undistributed net investment income was decreased by $1,100,119, undistributed net realized gain (loss) was increased by $22,276,216 and shares of beneficial interest was decreased by $21,176,097. This reclassification had no effect on the net assets of the Fund.

46                         Invesco Municipal Income Fund

NOTE 11—Share Information

	Summary of Share Activity
	Years ended February 28,
	2018(a)		2017
	Shares	Amount	Shares	Amount
Sold:
Class A	21,481,197	$287,419,728	39,126,715	$536,294,688
Class B(b)	1,279	17,054	21,069	286,764
Class C	5,735,029	76,394,409	14,007,578	191,898,189
Class Y	13,027,920	173,863,325	19,136,111	260,725,438
Investor Class	277,967	3,720,348	414,860	5,703,159
Class R6(c)	11,000,198	146,977,990	—	—

Issued as reinvestment of dividends:
Class A	3,660,899	48,900,506	3,487,201	47,496,666
Class B(b)	4,921	65,728	12,086	164,704
Class C	416,219	5,532,391	382,878	5,183,627
Class Y	941,278	12,580,307	831,075	11,310,159
Investor Class	228,639	3,056,843	239,700	3,270,862
Class R6	44,372	585,541	—	—

Conversion of Class B shares to Class A shares:(d)
Class A	137,228	1,830,616	145,165	1,957,823
Class B	(137,426)	(1,830,616)	(145,498)	(1,957,823)

Reacquired:
Class A	(24,313,937)	(324,821,717)	(25,879,451)	(347,347,883)
Class B(b)	(354,172)	(4,727,022)	(105,903)	(1,431,807)
Class C	(6,311,525)	(83,911,155)	(6,823,044)	(91,299,909)
Class Y	(20,051,195)	(267,663,701)	(13,141,564)	(176,307,302)
Investor Class	(733,113)	(9,821,520)	(821,763)	(11,132,809)
Class R6	(328,994)	(4,354,038)	—	—
Net increase in share activity	4,726,784	$63,815,017	30,887,215	$434,814,546

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 62% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Class B shares activity for the period March 1, 2017 through January 26, 2018 (date of conversion).
(c)	Commencement date of April 4, 2017.
(d)	Effective as of the close of business January 26, 2018, all outstanding Class B shares were converted to Class A shares.

47                         Invesco Municipal Income Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Supplemental ratio of expenses to average net assets with fee waivers (excluding interest, facilities and maintenance fees)		Ratio of net investment income to average net assets		Portfolio turnover(c)
Class A
Year ended 02/28/18	$13.22	$0.53	$(0.06)	$0.47	$(0.50)	$13.19	3.53%	$1,935,019	1.10	%(d)	1.10	%(d)	0.87	(d)	3.94	%(d)	17%
Year ended 02/28/17	13.70	0.52	(0.47)	0.05	(0.53)	13.22	0.28	1,927,685	0.99		0.99		0.83		3.79		25
Year ended 02/29/16	13.75	0.59	(0.06)	0.53	(0.58)	13.70	3.94	1,766,102	0.93		0.93		0.85		4.29		12
Year ended 02/28/15	13.25	0.58	0.49	1.07	(0.57)	13.75	8.20	1,660,106	0.93		0.93		0.87		4.24		10
Year ended 02/28/14	13.99	0.58	(0.76)	(0.18)	(0.56)	13.25	(1.16)	1,567,766	0.90		0.90		0.81		4.42		8
Class B
Year ended 02/28/18(e)	13.19	0.39	0.09	0.48	(0.36)	13.31	3.61	—	1.85	(d)(f)	1.85	(d)(f)	1.62	(d)(f)	3.19	(d)(f)	17
Year ended 02/28/17	13.67	0.41	(0.47)	(0.06)	(0.42)	13.19	(0.48)	6,404	1.74		1.74		1.58		3.04		25
Year ended 02/29/16	13.71	0.48	(0.05)	0.43	(0.47)	13.67	3.24	9,619	1.68		1.68		1.60		3.54		12
Year ended 02/28/15	13.22	0.48	0.48	0.96	(0.47)	13.71	7.33	12,843	1.68		1.68		1.62		3.49		10
Year ended 02/28/14	13.97	0.48	(0.77)	(0.29)	(0.46)	13.22	(1.99)	15,617	1.65		1.65		1.56		3.67		8
Class C
Year ended 02/28/18	13.16	0.42	(0.07)	0.35	(0.39)	13.12	2.68	248,013	1.85	(d)	1.85	(d)	1.62	(d)	3.19	(d)	17
Year ended 02/28/17	13.64	0.41	(0.47)	(0.06)	(0.42)	13.16	(0.48)	250,828	1.74		1.74		1.58		3.04		25
Year ended 02/29/16	13.68	0.48	(0.05)	0.43	(0.47)	13.64	3.24	156,712	1.68		1.68		1.60		3.54		12
Year ended 02/28/15	13.19	0.48	0.48	0.96	(0.47)	13.68	7.34	113,479	1.68		1.68		1.62		3.49		10
Year ended 02/28/14	13.94	0.48	(0.77)	(0.29)	(0.46)	13.19	(2.00)	94,658	1.65		1.65		1.56		3.67		8
Class Y
Year ended 02/28/18	13.22	0.56	(0.07)	0.49	(0.53)	13.18	3.71	442,757	0.85	(d)	0.85	(d)	0.62	(d)	4.19	(d)	17
Year ended 02/28/17	13.70	0.55	(0.47)	0.08	(0.56)	13.22	0.54	524,417	0.74		0.74		0.58		4.04		25
Year ended 02/29/16	13.74	0.62	(0.05)	0.57	(0.61)	13.70	4.27	449,882	0.68		0.68		0.60		4.54		12
Year ended 02/28/15	13.25	0.61	0.48	1.09	(0.60)	13.74	8.39	427,397	0.68		0.68		0.62		4.49		10
Year ended 02/28/14	13.98	0.62	(0.75)	(0.13)	(0.60)	13.25	(0.84)	411,718	0.65		0.65		0.56		4.67		8
Investor Class
Year ended 02/28/18	13.24	0.54	(0.08)	0.46	(0.51)	13.19	3.48 (g)	105,159	1.03	(d)(g)	1.03	(d)(g)	0.80	(d)(g)	4.01	(d)(g)	17
Year ended 02/28/17	13.71	0.53	(0.46)	0.07	(0.54)	13.24	0.47 (g)	108,489	0.87	(g)	0.87	(g)	0.71	(g)	3.91	(g)	25
Year ended 02/29/16	13.76	0.60	(0.06)	0.54	(0.59)	13.71	4.06 (g)	114,690	0.82	(g)	0.82	(g)	0.74	(g)	4.40	(g)	12
Year ended 02/28/15	13.26	0.59	0.49	1.08	(0.58)	13.76	8.31 (g)	117,224	0.81	(g)	0.81	(g)	0.75	(g)	4.36	(g)	10
Year ended 02/28/14(h)	13.14	0.37	0.11	0.48	(0.36)	13.26	3.75	112,322	0.82	(f)	0.82	(f)	0.73	(f)	4.50	(f)	8
Class R6
Year ended 02/28/18(i)	13.25	0.51	(0.10)	0.41	(0.48)	13.18	3.13	141,275	0.79	(d)(f)	0.79	(d)(f)	0.56	(d)(f)	4.25	(d)(f)	17

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $1,943,574, $4,229, $246,708, $565,909, $107,904 and $15,114 for Class A, Class B, Class C, Class Y, Investor Class and Class R6 shares, respectively.
(e)	Reflects activity for the period March 1, 2017 through January 26, 2018 (date of conversion).
(f)	Annualized.
(g)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.18%, 0.13%, 0.14%, and 0.13% for the years ended February 28, 2018, February 28, 2017, February 29, 2016 and February 28, 2015, respectively.
(h)	Commencement date of July 15, 2013.
(i)	Commencement date of April 4, 2017.

48                         Invesco Municipal Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)

and Shareholders of Invesco Municipal Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Municipal Income Fund (one of the funds constituting AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), hereafter referred to as the “Fund”) as of February 28, 2018, the related statement of operations for the year ended February 28, 2018, the statement of changes in net assets for each of the two years in the period ended February 28, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, TX

April 27, 2018

We have served as the auditor of one or more of the investment companies in the Invesco/PowerShares group of investment companies since at least 1995. We have not determined the specific year we began serving as auditor.

49                         Invesco Municipal Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2017 through February 28, 2018.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (09/01/17)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (02/28/18)[1]	Expenses Paid During Period[2]	Ending Account Value (02/28/18)	Expenses Paid During Period[2]
A	$1,000.00	$997.50	$5.50	$1,019.29	$5.56	1.11%
C	1,000.00	993.00	9.19	1,015.57	9.30	1.86
Y	1,000.00	998.00	4.26	1,020.53	4.31	0.86
Investor	1,000.00	997.40	5.20	1,019.59	5.26	1.05
R6	1,000.00	997.90	4.01	1,020.78	4.06	0.81

[1]	The actual ending account value is based on the actual total return of the Fund for the period September 1, 2017 through February 28, 2018, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

50                         Invesco Municipal Income Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2018:

Federal and State Income Tax
Qualified Dividend Income*	0%
Corporate Dividends Received Deduction*	0%
U.S. Treasury Obligations*	0%
Tax-Exempt Interest Dividends*	100%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

51                         Invesco Municipal Income Fund

Trustees and Officers

The address of each trustee and officer is AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			158	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management).

Formerly: Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			158	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Municipal Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	158	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	158	Board member of the Illinois Manufacturers’ Association
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	158	None
Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	158	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor)
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	158	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Prema Mathai-Davis — 1950 Trustee	1998	Retired.	158	None
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	158	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Ann Barnett Stern — 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	158	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	158	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	158	None
Christopher L. Wilson — 1957 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	158	TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); ISO New England, Inc. (non-profit organization managing regional electricity market)

T-2                         Invesco Municipal Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	1999

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust,PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor — 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Secretary, W.L. Ross & Co., LLC; Secretary and Vice President, Jemstep, Inc.

Formerly: Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
John M. Zerr — 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC

Formerly: Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General

			N/A	N/A

T-3                         Invesco Municipal Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
		Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)
Gregory G. McGreevey — 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Management Group, Inc.; Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust,PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust,PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust,PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Municipal Income Fund

Explore High-Conviction Investing with Invesco

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
∎	Quarterly statements
∎	Daily confirmations
∎	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov.

The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-07890 and 033-66242 Invesco Distributors, Inc.	VK-MINC-AR-1 04162018 1341

Annual Report to Shareholders	February 28, 2018

Invesco New York Tax Free Income Fund Nasdaq: A: VNYAX ∎ C: VNYCX ∎ Y: VNYYX ∎ R6: VNYSX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    For much of the reporting period, major US stock market indexes rose to record highs – but in early 2018, volatility returned to the US stock and bond markets. Investors worried about how rising interest rates might affect economic growth; those concerns caused the US stock market, which many investors believed had risen too far, too fast, to pull back. Throughout the reporting period, economic data remained generally positive, corporate earnings remained strong and consumer sentiment remained positive, particularly after passage of legislation cutting personal and corporate tax rates in December. The US economy expanded throughout the reporting period, and the first signs of rising inflation appeared. In response, the US Federal Reserve raised interest rates three times, and the tone of its statements grew more hawkish regarding potential rate increases in 2018. Overseas, economic data were mixed, prompting the European Central Bank and central banks in China and Japan, among other countries, to maintain extraordinarily accommodative monetary policies.

    Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for whatever returns the market has to offer. The investment professionals at Invesco, in contrast, invest with high conviction. This means that, no matter the asset class or the strategy, each investment team has a passion to exceed. We want to help investors achieve better outcomes, such as seeking higher returns, helping mitigate risk and generating income. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

    You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

    Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2	Invesco New York Tax Free Income Fund

Bruce Crockett	Dear Fellow Shareholders:
Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.
As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:
∎ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.
∎ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

∎ Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.

∎ Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3	Invesco New York Tax Free Income Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended February 28, 2018, Class A shares of Invesco New York Tax Free Income Fund (the Fund), at net asset value (NAV), outperformed the S&P Municipal Bond New York 5+ Year Investment Grade Index, the Fund’s style-specific benchmark.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 2/28/17 to 2/28/18, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	2.71%
Class C Shares	2.00
Class Y Shares	3.03
Class R6 Shares*	2.97
S&P Municipal Bond Index▼ (Broad Market Index)	2.32
S&P Municipal Bond New York 5+ Year Investment Grade Index▼ (Style-Specific Index)	2.60
Lipper New York Municipal Debt Funds Index⬛ (Peer Group Index)	1.99
Source(s): ▼FactSet Research Systems Inc.; ⬛Lipper Inc.
*Class R6 shares incepted on April 4, 2017. See page 7 for more information.

Market conditions and your Fund

New York benefits from a broad-based and well-diversified economy, with a median household income higher than the US national median household income. New York’s economy is subject to volatility due to the significance of the financial services industry to its economic base. New York’s gross state product, the value of all goods and services produced in the state, rose to $1.56 trillion in the third quarter 2017, the third-highest in the US.1 In December 2017, the state’s unemployment rate was 4.7%, somewhat higher than the national rate of 4.1%.2 New York has improved its financial management practices in recent years by enacting on-time budgets, developing a consensus revenue forecasting mechanism and addressing longstanding growth in spending. Although the state’s financial condition was strained during the 2007-2009 recession, we believe its approach to budgeting has become more sustainable and more focused on structural solutions than in the past. We believe New York faces potential headwinds stemming from federal tax reform and rising health care expenditures. New York’s pension liabilities continue to be well funded compared to other states.

    Although shifting expectations about potential federal tax reform unsettled fixed income investors during the fourth quarter of 2017, municipal bonds enjoyed another year of positive performance in calendar year 2017, with investment grade municipals returning 5.45% and high yield municipals returning 9.69%.3 For the first two months of 2018 however, performance weakened, with investment grade municipals returning -1.47% and high yield municipals returning -0.87%.3

    Flows into the municipal bond asset class were positive for 10 of the 12 months covered in this report. The first negative month of flows was in December

2017. Flows were positive in January 2018, but turned negative again in February 2018.4

    The broad municipal bond market held up well in the aftermath of hurricanes Harvey, Irma and Maria – which caused Texas, Florida, the commonwealth of Puerto Rico and the US Virgin Islands to suffer staggering financial losses. The credit quality of each issuer before the storms was the most significant factor in the performance of its municipal debt. Puerto Rico and the US Virgin Islands have been struggling with deteriorating economic conditions for some time. In contrast, Texas and Florida are in relatively stronger economic and financial positions.

    Long standing budget standoffs in Illinois and New Jersey ended in 2017, with both states passing budgets within days of each other. This served to stabilize the states’ fiscal conditions and, therefore, their credit ratings, which in turn enhanced the performance of their municipal bonds.

    The most significant event impacting the municipal bond market during the fiscal year was passage of the Tax Cuts and Jobs Act (TCJA), which President Donald Trump signed into law in December 2017. As of January 1, 2018, individual tax rates are lower and the corporate tax rate was cut from 35% to 21%.5 In our opinion, the changes in individual income tax rates are not sufficient to negatively impact individual investors’ demand for municipal securities. Historically, lowering individual tax rates has had minimal impact on individual demand for municipal bonds but may reduce corporate demand. The TCJA eliminated the tax exemption for advance refunding bonds; we believe this may decrease municipal supply by 10% to 20% per year going forward.

Portfolio Composition
By credit sector, based on total investments

Revenue Bonds	78.4%
Pre-Refunded Bonds	16.6
Other	2.6
General Obligation Bonds	2.4

Top Five Debt Holdings
	% of total net assets

1.	MTA Hudson Rail Yards Trust Obligations; Series 2016 A	3.2%
2.	Brooklyn Arena Local Development Corp. (Barclays Center); Series 2016 A	3.2
3.	New York & New Jersey (States of) Port Authority; Two Hundred Series 2017	2.2
4.	Sales Tax Asset Receivable Corp.; Series 2014 A	1.9
5.	Erie (County of) Industrial Development Agency (City of Buffalo School District); Series 2011 A	1.9

Total Net Assets	$166.5 million

Total Number of Holdings	178

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of February 28, 2018.

4	Invesco New York Tax Free Income Fund

    Municipal supply was strong through 2017, with $436 billion in new issuance – just 2% less than seen in 2016.6 Many issuers rushed to market with advance refundings previously planned for 2018. There was also a surge in private activity bond issuance until it became clear that the tax exemption for such securities would be preserved. New issuance totaled $62.5 billion in December 2017, making it a record month for issuance.6 This rush to market explains the extremely low volume in new issuance seen in January and February 2018.

    Security selection in and overweight exposure to higher coupon bonds (5.00%+) contributed to the Fund’s performance relative to its style-specific benchmark during the fiscal year. The Fund’s overweight allocation to revenue bonds compared to general obligation bonds also benefited relative performance. On a sector level, bond selection in and underweight exposure to the dedicated tax sector benefited the Fund’s relative performance.

    Overweight exposure to pre-refunded bonds had a negative effect on relative performance versus the Fund’s style-specific benchmark during the fiscal year. Another detractor from relative performance over the fiscal year was the Fund’s security selection in and overweight exposure to shorter duration bonds (1.00 – 3.99 years).

    During the fiscal year, leverage contributed to the Fund’s performance relative to its style-specific benchmark. The Fund achieved a leveraged position through the use of inverse floating rate securities or tender option bonds (TOBs). The Fund uses leverage because we believe that, over time, leveraging provides opportunities for additional income and total return for shareholders. However, the use of leverage also can expose shareholders to additional volatility. For more information about the Fund’s use of leverage, see the Notes to Financial Statements later in this report.

    We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. This risk may be greater in the current market environment because interest rates are at or near historic lows. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics such as price, maturity, duration and coupon and market forces such as supply and demand for similar securities. We are monitoring interest rates, and the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the US Federal Reserve and certain foreign central banks. If interest rates rise faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

    Thank you for investing in Invesco New York Tax Free Income Fund and for sharing our long-term investment horizon.

1 Source:	Bureau of Economic Analysis
2 Source:	Bureau of Labor Statistics
3 Source:	FactSet Research Systems Inc.
4 Source:	Strategic Insight
5 Source:	Internal Revenue Service
6 Source:	The Bond Buyer

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Mark Paris Portfolio Manager and Chief Investment Officer and Head of Municipal Strategies for Invesco Fixed Income, is
manager of Invesco New York Tax Free Income Fund. He joined Invesco in 2010. Mr. Paris earned a BBA in finance from Baruch College – The City University of New York.

Jack Connelly Portfolio Manager, is manager of Invesco New York Tax Free Income Fund. He joined
Invesco in 2016. Mr. Connelly earned a BA in philosophy from Wheaton College and masters degrees from the University of Rhode Island and Yale University.

Tim O’Reilly Portfolio Manager, is manager of Invesco New York Tax Free Income Fund. He joined
Invesco in 2010. Mr. O’Reilly earned a BS in finance from Eastern Illinois University and an MBA in finance from the University of Illinois at Chicago.
James Phillips Portfolio Manager, is manager of Invesco New York Tax Free Income Fund. He joined
Invesco in 2010. Mr. Phillips earned a BA in American literature from Empire State College, the independent study division of the State University of New York, and an MBA in finance from the University at Albany, State University of New York.

Robert Stryker Chartered Financial Analyst, Portfolio Manager, is manager of Invesco New York Tax
Free Income Fund. He joined Invesco in 2010. Mr. Stryker earned a BS in finance from the University of Illinois, Chicago.

Julius Williams Portfolio Manager, is manager of Invesco New York Tax Free Income Fund. He joined
Invesco in 2010. Mr. Williams earned a BA in economics and sociology and a Master of Education degree in educational psychology from the University of Virginia.

5                          Invesco New York Tax Free Income Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 2/28/08

1  Source: FactSet Research Systems Inc.

2  Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6                          Invesco New York Tax Free Income Fund

Average Annual Total Returns
As of 2/28/18, including maximum applicable sales charges

Class A Shares
Inception (7/29/94)	4.79%
10 Years	3.95
5 Years	1.33
1 Year	–1.63

Class C Shares
Inception (7/29/94)	4.21%
10 Years	3.64
5 Years	1.45
1 Year	1.01

Class Y Shares
10 Years	4.60%
5 Years	2.47
1 Year	3.03

Class R6 Shares
10 Years	4.44%
5 Years	2.27
1 Year	2.97

Effective June 1, 2010, Class A, Class B and Class C shares of the predecessor fund, Van Kampen New York Tax-Free Income Fund, advised by Van Kampen Asset Management were reorganized into Class A, Class B and Class C shares, respectively, of Invesco Van Kampen New York Tax Free Income Fund (renamed Invesco New York Tax Free Income Fund). Returns shown above, prior to June 1, 2010, for Class A, Class B and Class C shares are blended returns of the predecessor fund and Invesco New York Tax Free Income Fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class Y shares incepted on June 1, 2010. Performance shown prior to that date is that of the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.

    Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures

Average Annual Total Returns
As of 12/31/17, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (7/29/94)	4.88%
10 Years	3.63
5 Years	1.81
1 Year	0.63

Class B Shares*
Inception (7/29/94)	4.81%
10 Years	4.04
5 Years	2.35
1 Year	0.08

Class C Shares
Inception (7/29/94)	4.30%
10 Years	3.31
5 Years	1.95
1 Year	3.35

Class Y Shares
10 Years	4.26%
5 Years	2.95
1 Year	5.35

Class R6 Shares
10 Years	4.10%
5 Years	2.75
1 Year	5.32
* Effective January 26, 2018, Class B shares were converted to Class A shares.

reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class Y and Class R6 shares was 1.09%, 1.09%, 1.84%, 0.84% and 0.82%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 4.25% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. For shares purchased prior to June 1, 2010, the CDSC on Class B shares declines from 4% at the time of purchase to 0% at the beginning of the seventh year. For shares purchased on or after June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the seventh year. Note: Effective January 26, 2018, Class B shares were converted to Class A shares. No CDSC was paid in connection with this early conversion. The CDSC on Class C shares is 1% for the first year after purchase. Class Y and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

7                          Invesco New York Tax Free Income Fund

Invesco New York Tax Free Income Fund’s investment objective is to provide investors with a high level of current income exempt from federal, New York State and New York City income taxes, consistent with preservation of capital.

∎	Unless otherwise stated, information presented in this report is as of February 28, 2018, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Effective January 26, 2018, all outstanding Class B shares were converted to Class A shares, in advance of their normally scheduled conversion. No CDSC was paid in connection with this early conversion.
∎	Class Y shares are available to only certain investors. Please see the prospectus for more information.
∎	Class R6 shares are available for use by retirement plans that meet certain standards and for institutional investors. Class R6 shares are also available through intermediaries that have established an agreement with Invesco Distributors, Inc. to make such shares available for use in retail omnibus accounts. See the prospectus for more information.

Principal risks of investing in the Fund

∎	Alternative minimum tax risk. A portion of the Fund’s otherwise tax-exempt income may be taxable to those shareholders subject to the federal alternative minimum tax.
∎	Changing fixed income market conditions risk. The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near, at or below zero. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.
∎	Debt securities risk. The prices of debt securities held by the Fund will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling interest rates will cause the Fund to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce the Fund’s distributable income because interest payments on floating rate debt instruments held by the Fund will decline. The Fund could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. The Adviser’s credit analysis may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.
∎	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.
∎	High yield debt securities (junk bond) risk. Investments in high yield debt securities (“junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. These securities are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due, are more susceptible to default or decline in market value and are less liquid than investment grade debt securities. Prices of high yield debt securities tend to be very volatile.
∎	Inverse floating rate obligations risk. The price of inverse floating rate obligations (inverse floaters) is expected to decline when interest rates rise, and generally will decline further than the price of a bond with a similar maturity. The price of inverse floaters is typically more volatile than the price of bonds with similar maturities. These risks can be particularly high if leverage is used in the formula that determines the interest payable by the inverse floater, which may make the Fund’s returns more volatile and increase the risk of loss. Additionally, these securities may

8	Invesco New York Tax Free Income Fund

lose some or all of their principal and, in some cases, the Fund could lose money in excess of its investment.
∎	Liquidity risk. The Fund may be unable to sell illiquid investments at the time or price it desires and, as a result, could lose its entire investment in such investments. Liquid securities can become illiquid during periods of market stress. If a significant amount of the Fund’s securities become illiquid, the Fund may not be able to timely pay redemption proceeds and may need to sell securities at significantly reduced prices.
∎	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
∎	Medium- and lower-grade municipal securities risk. Medium- and lower-grade municipal securities generally involve more volatility and greater risks, including credit, market, liquidity and management risks, than higher-grade securities. Furthermore, many issuers of medium- and lower-grade securities choose not to have a rating assigned to their obligations. As such, the Fund’s portfolio may consist of a higher portion of unrated securities than an investment company investing solely in higher-grade securities. Unrated securities may not be as attractive to as many buyers as are rated securities, which may have the effect of limiting the Fund’s ability to sell such securities at their fair value.
∎	Municipal issuer focus risk. The municipal issuers in which the Fund invests may be located in the same geographic area or may pay their interest obligations from revenue of similar projects, such as hospitals, airports, utility systems and housing finance agencies. This may make the Fund’s investments more susceptible to similar social, economic, political or regulatory occurrences, making the Fund more susceptible to experience a drop in its share price than if the Fund had been more diversified across issuers that did not have similar characteristics.
∎	Municipal securities risk. The risk of a municipal obligation generally depends on the financial and credit status of the issuer. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the Fund’s ability to sell the security. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.
∎	New York and US territories municipal securities risk. The Fund is more susceptible to political, economic, regulatory or other factors affecting issuers of New York municipal securities than a fund that does not focus its investments in such issuers. As with New York municipal securities, events in any of the territories where the Fund is invested may affect the Fund’s investments and its performance.
∎	Variable-rate demand notes risk. The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of these instruments, which could result in a loss.
∎	When-issued, delayed delivery and forward commitment risks. When-issued and delayed delivery transactions subject the Fund to market risk because the value or yield of a security at delivery may be more or less than the purchase price or yield generally available when delivery occurs, and counterparty risk because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction.
These transactions also have a leveraging effect on the Fund because the Fund commits to purchase securities that it does not have to pay for until a later date, which increases the Fund’s overall investment exposure and, as a result, its volatility.
∎	Zero coupon or pay-in-kind securities risk. The value, interest rates, and liquidity of non-cash paying instruments, such as zero coupon and pay-in-kind securities, are subject to greater fluctuation than other types of securities. The higher yields and interest rates on pay-in-kind securities reflect the payment deferral and increased credit risk associated with such instruments and that such investments may represent a higher credit risk than loans that periodically pay interest.

About indexes used in this report

∎	The S&P Municipal Bond Index is a broad, market value-weighted index that seeks to measure the performance of the US municipal bond market.
∎	The S&P Municipal Bond New York 5+ Year Investment Grade Index seeks to measure the performance of investment grade, New York-issued US municipals with maturities equal to or greater than five years.
∎	The Lipper New York Municipal Debt Funds Index is an unmanaged index considered representative of New York municipal debt funds tracked by Lipper.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.

9	Invesco New York Tax Free Income Fund

Schedule of Investments

February 28, 2018

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations–111.78%(a)
New York–107.54%
Albany (County of) Airport Authority; Series 2010 A, Ref. RB (INS–AGM)(b)	5.00%	12/15/2025	$500	$535,200
Albany Capital Resource Corp. (St. Peter’s Hospital); Series 2011, RB(c)(d)	6.25%	11/15/2020	1,000	1,117,970
Battery Park City Authority; Series 2009 B, Sr. RB	5.00%	11/01/2034	500	528,555
Brookhaven Local Development Corp. (Jefferson’s Ferry); Series 2016, Ref. RB	5.25%	11/01/2036	490	554,366
Brooklyn Arena Local Development Corp. (Barclays Center);
Series 2009, PILOT CAB RB(e)	0.00%	07/15/2034	3,685	1,945,643
Series 2009, PILOT RB(c)(d)	6.25%	01/15/2020	685	743,417
Series 2009, PILOT RB(c)(d)	6.38%	01/15/2020	475	516,601
Series 2016 A, Ref. PILOT RB(f)	5.00%	07/15/2042	4,795	5,308,305
Buffalo & Erie County Industrial Land Development Corp. (Catholic Health System); Series 2015, RB	5.25%	07/01/2035	1,000	1,108,830
Buffalo & Erie County Industrial Land Development Corp. (Orchard Park); Series 2015, Ref. RB	5.00%	11/15/2037	1,035	1,132,394
Buffalo & Erie County Industrial Land Development Corp. (Tapestry Charter School); Series 2017 A, RB	5.00%	08/01/2037	825	868,634
Build NYC Resource Corp. (Bronx Charter School for Excellence); Series 2013 A, RB	5.00%	04/01/2033	500	523,935
Build NYC Resource Corp. (Manhattan College); Series 2017, Ref. RB	5.00%	08/01/2047	570	635,151
Build NYC Resource Corp. (Metropolitan Lighthouse Charter School); Series 2017 A, RB(g)	5.00%	06/01/2047	1,250	1,318,050
Build NYC Resource Corp. (Pratt Paper Inc.); Series 2014, Ref. Solid Waste Disposal RB(g)(h)	5.00%	01/01/2035	1,100	1,182,808
Build NYC Resource Corp. (YMCA of Greater New York);
Series 2012, RB	5.00%	08/01/2032	350	376,331
Series 2012, RB	5.00%	08/01/2042	1,750	1,870,470
Build NYC Resource Corp.; Series 2015, RB	5.00%	07/01/2045	1,160	1,282,647
Dutchess County Local Development Corp. (Health Quest Systems, Inc.); Series 2014 A, RB	5.00%	07/01/2044	600	654,594
East Rochester (Village of) Housing Authority (Woodland Village, Inc.); Series 2006, Ref. Senior Living RB	5.50%	08/01/2033	965	966,882
Erie (County of) Industrial Development Agency (City of Buffalo School District); Series 2011 A, School Facility RB(f)	5.25%	05/01/2030	2,850	3,147,312
Erie Tobacco Asset Securitization Corp.; Series 2005 A, Tobacco Settlement Asset-Backed RB	5.00%	06/01/2045	1,375	1,321,512
Hempstead Town Local Development Corp. (Molloy College); Series 2009, RB(c)(d)	5.75%	07/01/2019	1,340	1,414,718
Hudson Yards Infrastructure Corp.;
Series 2012 A, Sr. RB(c)(d)	5.75%	02/15/2021	865	963,878
Series 2012 A, Sr. RB	5.75%	02/15/2047	535	585,788
Series 2017 A, Ref. Second Indenture RB	5.00%	02/15/2042	1,400	1,584,324
Jefferson Civic Facility Development Corp. (Samaritan Medical Center); Series 2017 A, Ref. RB	4.00%	11/01/2047	310	296,989
Livingston (County of) Industrial Development Agency (Nicholas H. Noyes Memorial Hospital); Series 2005, Civic Facility RB	6.00%	07/01/2030	1,000	1,011,270
Long Island Power Authority;
Series 2000 A, Electric System General CAB RB (INS–AGM)(b)(e)	0.00%	06/01/2018	2,000	1,993,300
Series 2008 A, Electric System General RB(c)(d)	5.50%	05/01/2019	355	371,483
Series 2016 B, Ref. RB	5.00%	09/01/2036	655	738,991
Metropolitan Transportation Authority (Climate Bond Certified);
Series 2017, Dedicated Tax Fund Revenue Green Bonds	5.25%	11/15/2057	935	1,086,124
Subseries 2017 A-1, Revenue Green Bonds	5.25%	11/15/2057	745	852,459
Metropolitan Transportation Authority (Green Bonds); Series 2017 C-2, Ref. CAB RB(e)	0.00%	11/15/2040	3,750	1,525,950
Metropolitan Transportation Authority;
Series 2009 B, Dedicated Tax Fund RB(c)(d)	5.00%	11/15/2019	1,500	1,587,900
Series 2009 B, Dedicated Tax Fund RB(c)(d)	5.25%	11/15/2019	615	653,616
Series 2012 H, RB(c)(d)	5.00%	11/15/2022	410	467,507
Series 2012 H, RB	5.00%	11/15/2030	340	379,882
Series 2013 E, RB(c)(d)	5.00%	11/15/2023	1,000	1,160,310
Subseries 2002 G-1H, Ref. Floating Rate RB (1 mo. USD LIBOR + 0.82%)(c)(i)	1.88%	02/01/2022	1,000	1,004,740
Subseries 2005 E-1, VRD RB (LOC–Bank of Montreal (The))(j)(k)	1.16%	11/01/2035	3,000	3,000,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco New York Tax Free Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
Monroe County Industrial Development Corp. (Nazareth College of Rochester); Series 2011, RB(c)(d)	5.50%	10/01/2021	$370	$417,260
Monroe County Industrial Development Corp. (University of Rochester);
Series 2011 A, RB(c)(d)	5.00%	07/01/2021	875	968,695
Series 2015 A, Ref. RB	5.00%	07/01/2033	785	892,019
MTA Hudson Rail Yards Trust Obligations; Series 2016 A, RB(f)	5.00%	11/15/2051	4,905	5,328,694
Nassau (County of) Industrial Development Agency (Amsterdam at Harborside);
Series 2014 A, Continuing Care Retirement Community RB	6.50%	01/01/2032	420	447,737
Series 2014 A, Continuing Care Retirement Community RB	6.70%	01/01/2049	180	191,916
Series 2014 C, Continuing Care Retirement Community RB	2.00%	01/01/2049	65	11,043
Nassau County Local Economic Assistance Corp. (South Nassau Communities); Series 2012, Ref. RB	5.00%	07/01/2027	930	1,014,732
Nassau County Local Economic Assistance Corp. (Winthrop University Hospital Association); Series 2012, Ref. RB	5.00%	07/01/2037	750	797,288
Nassau County Tobacco Settlement Corp.;
Series 2006 A-2, Sr. Asset-Backed RB	5.25%	06/01/2026	1,000	1,000,170
Series 2006 A-3, Sr. Asset-Backed RB	5.00%	06/01/2035	750	739,373
Series 2006 A-3, Sr. Asset-Backed RB	5.13%	06/01/2046	615	599,188
New York & New Jersey (States of) Port Authority (JFK International Air Terminal LLC);
Series 1997 6, Special Obligation RB (INS–NATL)(b)(h)	5.75%	12/01/2022	2,000	2,100,120
Series 2010, Special Obligation RB	6.00%	12/01/2042	860	943,961
New York & New Jersey (States of) Port Authority; Two Hundred Series 2017, Ref. Consolidated RB(f)	5.25%	10/15/2057	3,115	3,581,939
New York (City of) Industrial Development Agency (Brooklyn Navy Yard Cogen Partners); Series 1997, Industrial Development RB(h)	5.65%	10/01/2028	505	504,010
New York (City of) Industrial Development Agency (Queens Baseball Stadium); Series 2006, PILOT RB (INS–AMBAC)(b)	5.00%	01/01/2036	1,140	1,149,086
New York (City of) Municipal Water Finance Authority;
Series 2009 FF-2, Water & Sewer System RB	5.50%	06/15/2040	2,000	2,100,420
Series 2017 DD, Water & Sewer System RB(f)	5.25%	06/15/2047	2,250	2,613,825
Subseries 2011 A-1, VRD Water & Sewer System RB(j)	1.12%	06/15/2044	950	950,000
New York (City of) Transitional Finance Authority;
Series 2009 S-1, Building Aid RB	5.50%	07/15/2038	500	507,665
Series 2009 S-2, Building Aid RB	6.00%	07/15/2033	850	864,527
Series 2009 S-3, Building Aid RB(f)	5.25%	01/15/2027	1,310	1,352,365
Series 2009 S-3, Building Aid RB(f)	5.25%	01/15/2039	1,000	1,031,020
Series 2009 S-5, Building Aid RB	5.00%	01/15/2031	595	611,809
Subseries 2009 A-1, Future Tax Sec. RB(c)(d)(f)	5.00%	05/01/2019	605	629,974
Subseries 2009 A-1, Future Tax Sec. RB(f)	5.00%	05/01/2028	755	784,913
Subseries 2009 A-1, Future Tax Sec. RB(f)	5.00%	05/01/2029	605	629,974
Subseries 2011 E, Future Tax Sec. RB	5.00%	11/01/2024	660	723,373
New York (City of) Trust for Cultural Resources (American Museum of Natural History); Series 2014 A, Ref. RB	5.00%	07/01/2041	1,000	1,126,780
New York (City of) Trust for Cultural Resources (Carnegie Hall); Series 2009 A, RB	5.00%	12/01/2039	850	893,393
New York (City of) Trust for Cultural Resources (The Museum of Modern Art); Series 2008 1A, Ref. RB(c)(d)	5.00%	10/01/2018	800	817,336
New York (City of);
Series 2008, Unlimited Tax GO Bonds(c)(d)	5.50%	11/15/2018	1,750	1,800,715
Series 2016 B-1, Unlimited Tax GO Bonds	5.00%	12/01/2041	1,000	1,129,010
Series 2018 E-1, Unlimited Tax GO Bonds	5.25%	03/01/2035	1,000	1,188,790
Subseries 2008 G-1, Unlimited Tax GO Bonds(c)(d)	6.25%	12/15/2018	390	404,789
Subseries 2008 G-1, Unlimited Tax GO Bonds	6.25%	12/15/2035	10	10,383
New York (Counties of) Tobacco Trust V; Series 2005 S-1, Sub. Pass Through CAB RB(e)	0.00%	06/01/2038	1,685	499,148
New York (State of) Dormitory Authority (Brooklyn Law School); Series 2009, Ref. RB	5.75%	07/01/2033	660	686,987

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco New York Tax Free Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
New York (State of) Dormitory Authority (City of New York);
Series 2005 A, Court Facilities Lease RB (INS–AMBAC)(b)	5.50%	05/15/2027	$710	$869,061
Series 2005 A, Court Facilities Lease RB (INS–AMBAC)(b)	5.50%	05/15/2030	750	939,510
Series 2005 A, Court Facilities Lease RB (INS–AMBAC)(b)	5.50%	05/15/2031	555	698,395
New York (State of) Dormitory Authority (Columbia University); Series 2011 A, RB	5.00%	10/01/2041	510	555,002
New York (State of) Dormitory Authority (Education); Series 2008 B, State Personal Income Tax RB(c)(d)	5.75%	03/15/2019	1,000	1,044,900
New York (State of) Dormitory Authority (Fashion Institute of Technology Student Housing Corp.); Series 2007, RB (INS–NATL)(b)	5.25%	07/01/2028	935	1,071,417
New York (State of) Dormitory Authority (Fordham University);
Series 2008 B, RB(c)(d)	5.00%	07/01/2018	500	505,920
Series 2011 A, RB(c)(d)	5.13%	07/01/2021	500	552,985
New York (State of) Dormitory Authority (Icahn School of Medicine at Mount Sinai); Series 2015, Ref. RB	5.00%	07/01/2045	1,165	1,272,343
New York (State of) Dormitory Authority (Marymount Manhattan College); Series 2009, RB	5.25%	07/01/2029	1,000	1,035,600
New York (State of) Dormitory Authority (Memorial Sloan-Kettering Cancer Center); Series 1998, RB (INS–NATL)(b)	5.50%	07/01/2023	1,250	1,427,750
New York (State of) Dormitory Authority (Mental Health Services);
Series 2007, Mental Health Services Facilities Improvement RB (INS–AGM)(b)	5.00%	02/15/2027	100	100,302
Series 2008 C, Mental Health Services Facilities Improvement RB (INS–AGM)(b)(h)	5.25%	02/15/2028	1,650	1,677,802
New York (State of) Dormitory Authority (Mount Sinai Hospital Obligated Group); Series 2011 A, RB	5.00%	07/01/2031	875	950,591
New York (State of) Dormitory Authority (Mount Sinai School of Medicine of New York University); Series 2009, RB(c)(d)	5.13%	07/01/2019	1,250	1,307,750
New York (State of) Dormitory Authority (New York University Hospitals Center); Series 2011 A, RB(c)(d)	6.00%	07/01/2020	1,500	1,649,265
New York (State of) Dormitory Authority (New York University); Series 2001 1, RB (INS–BHAC)(b)	5.50%	07/01/2031	1,070	1,310,964
New York (State of) Dormitory Authority (North Shore — Long Island Jewish Obligated Group); Series 2009 A, RB(c)(d)	5.50%	05/01/2019	1,250	1,306,562
New York (State of) Dormitory Authority (Orange Regional Medical Center);
Series 2015, Ref. RB(g)	5.00%	12/01/2045	425	452,034
Series 2017, Ref. RB(g)	5.00%	12/01/2036	900	971,109
New York (State of) Dormitory Authority (Pace University);
Series 2013 A, RB(c)(d)	5.00%	05/01/2023	20	22,855
Series 2013 A, RB	5.00%	05/01/2029	980	1,066,720
New York (State of) Dormitory Authority (Pratt Institute);
Series 2015 A, Ref. RB	5.00%	07/01/2044	925	1,014,688
Series 2016, Ref. RB	5.00%	07/01/2039	500	561,060
New York (State of) Dormitory Authority (Rochester Institute of Technology); Series 2010, RB	5.00%	07/01/2040	1,250	1,332,875
New York (State of) Dormitory Authority (Rockefeller University); Series 2010 A, RB	5.00%	07/01/2041	775	831,335
New York (State of) Dormitory Authority (School Districts Financing Program);
Series 2008 C, RB(c)(d)	7.50%	10/01/2018	2,000	2,069,780
Series 2008 D, RB(c)(d)	5.75%	10/01/2018	500	513,000
New York (State of) Dormitory Authority (St. John’s University); Series 2012 B, RB	5.00%	07/01/2030	1,220	1,345,465
New York (State of) Dormitory Authority (St. Joseph’s College); Series 2010, RB	5.25%	07/01/2035	500	514,435
New York (State of) Dormitory Authority (State University of New York); Series 2013 A, RB	5.00%	07/01/2029	1,185	1,348,435
New York (State of) Dormitory Authority (The New School);
Series 2010, RB(c)(d)	5.50%	07/01/2020	1,245	1,356,216
Series 2011, Ref. RB	5.00%	07/01/2031	750	813,788
New York (State of) Dormitory Authority (Touro College and University System);
Series 2014 A, RB	5.50%	01/01/2039	630	698,695
Series 2014 A, RB	5.50%	01/01/2044	700	774,669
New York (State of) Dormitory Authority;
Series 2009 C, School Districts Bond Financing Program RB(c)(d)	5.00%	10/01/2019	1,385	1,460,649
Series 2009 C, School Districts Bond Financing Program RB (INS–AGC)(b)	5.00%	10/01/2024	115	120,781
Series 2016 A, Ref. School Districts Bond Financing Program RB	5.00%	10/01/2033	600	689,196

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco New York Tax Free Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
New York (State of) Housing Finance Agency (Clinton Park Housing); Series 2010 A, VRD RB(j)	1.12%	11/01/2044	$1,000	$1,000,000
New York (State of) Power Authority; Series 2011 A, RB	5.00%	11/15/2038	730	806,942
New York (State of) Thruway Authority;
Series 2008 B, Second General Highway & Bridge Trust Fund RB(c)(d)	5.00%	10/01/2018	500	510,690
Series 2009 B, Second General Highway & Bridge Trust Fund RB(c)(d)	5.00%	04/01/2019	500	518,680
Series 2014 J, RB	5.00%	01/01/2034	1,620	1,790,246
Series 2016 A, Jr. Lien General RB	5.25%	01/01/2056	1,300	1,464,060
New York Convention Center Development Corp. (Hotel Unit Fee Secured);
Series 2015, Ref. RB	5.00%	11/15/2040	1,500	1,688,415
Series 2016 B, CAB Sub. Lien RB(e)	0.00%	11/15/2044	3,270	1,086,261
New York Liberty Development Corp. (3 World Trade Center);
Series 2014, Class 1, Ref. Liberty RB(g)	5.00%	11/15/2044	1,505	1,592,636
Series 2014, Class 3, Ref. Liberty RB(g)	7.25%	11/15/2044	415	495,734
New York Liberty Development Corp. (4 World Trade Center); Series 2011, Ref. Liberty RB	5.00%	11/15/2031	875	963,603
New York Liberty Development Corp. (7 World Trade Center); Series 2012, Class 2, Ref. Liberty RB	5.00%	09/15/2043	1,410	1,534,898
New York Liberty Development Corp. (Bank of America Tower at One Bryant Park); Series 2010, Ref. Second Priority Liberty RB	6.38%	07/15/2049	1,215	1,299,503
New York Liberty Development Corp. (Goldman Sachs Headquarters); Series 2007, RB	5.50%	10/01/2037	855	1,086,021
New York State Environmental Facilities Corp. (Municipal Water Finance Authority); Series 2011 B, State Clean Water & Drinking Water Revolving Funds RB	5.00%	06/15/2031	1,430	1,572,457
New York State Environmental Facilities Corp. (Pooled Financing Program) ; Series 2005 B, State Clean Water & Drinking Water Revolving Funds RB(d)	5.50%	04/15/2035	310	411,816
New York State Urban Development Corp.; Series 2008 B, Ref. Service Contract RB	5.25%	01/01/2024	750	759,495
New York Transportation Development Corp. (American Airlines, Inc.); Series 2016, Ref. Special Facilities RB(h)	5.00%	08/01/2026	1,070	1,146,109
New York Transportation Development Corp. (LaGuardia Airport Terminal B Redevelopment); Series 2016 A, Special Facilities RB(f)(h)	5.00%	07/01/2046	1,750	1,900,920
Niagara Frontier Transportation Authority (Buffalo Niagara International Airport); Series 2014 A, Ref. RB(h)	5.00%	04/01/2029	725	803,329
Niagara Tobacco Asset Securitization Corp.; Series 2014, Ref. Asset Backed RB	5.25%	05/15/2040	275	294,324
North Syracuse Central School District; Series 2007, Ref. Unlimited Tax GO Bonds (INS–NATL)(b)	5.00%	06/15/2023	935	1,063,441
Oneida (County of) Industrial Development Agency (St. Elizabeth Medical Center Facility); Series 1999 A, Civic Facility RB	5.88%	12/01/2029	995	997,637
Onondaga Civic Development Corp. (Le Moyne College); Series 2010, RB	5.38%	07/01/2040	1,065	1,119,762
Onondaga Civic Development Corp. (St. Joseph’s Hospital Health Center); Series 2014 A, RB(c)(d)	5.13%	07/01/2019	750	785,670
Rensselaer (County of) Industrial Development Agency (Franciscan Heights, L.P.); Series 2004 A, IDR (LOC–JPMorgan Chase Bank, N.A.)(h)(k)	5.38%	12/01/2036	1,000	1,001,850
Rockland Tobacco Asset Securitization Corp.;
Series 2001, Tobacco Settlement Asset-Backed RB	5.75%	08/15/2043	720	739,742
Series 2005 A, First Sub. Tobacco Settlement Asset-Backed RB(e)(g)	0.00%	08/15/2045	4,000	619,600
Series 2005 C, Third Sub. Tobacco Settlement Asset-Backed RB(e)(g)	0.00%	08/15/2060	25,000	769,500
Sales Tax Asset Receivable Corp.; Series 2014 A, Ref. RB(f)	5.00%	10/15/2031	2,765	3,200,681
Suffolk (County of) Industrial Development Agency (Eastern Long Island Hospital Association); Series 2007, Civic Facility RB(g)	5.38%	01/01/2027	905	904,928
Suffolk County Economic Development Corp. (Peconic Landing at Southold, Inc.); Series 2010, Ref. RB	6.00%	12/01/2040	465	502,907
Suffolk Economic Development Corp. (Catholic Health Services); Series 2014 C, RB	5.00%	07/01/2032	415	454,740
Syracuse (City of) Industrial Development Agency (Carousel Center); Series 2016 A, Ref. PILOT RB(h)	5.00%	01/01/2034	1,080	1,165,493
Syracuse (City of); Series 2011 A, Airport Terminal Security & Access Improvement Unlimited Tax GO Bonds(h)	5.00%	11/01/2036	1,000	1,072,820
Tompkins (County of) Industrial Development Agency (Cornell University); Series 2008 A, Civic Facility RB	5.00%	07/01/2037	250	267,698
Tompkins County Development Corp. (Tompkins Cortland Community College Foundation, Inc.); Series 2013 A, RB	5.00%	07/01/2032	1,250	1,276,288

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco New York Tax Free Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
Triborough Bridge & Tunnel Authority; Series 2013 C, RB(f)	5.00%	11/15/2038	$2,790	$3,136,909
Troy Capital Resource Corp. (Rensselaer Polytechnic Institute); Series 2010 A, RB	5.00%	09/01/2030	1,250	1,324,575
TSASC, Inc.;
Series 2016 B, Ref. Sub. Tobacco Settlement Asset-Backed RB	5.00%	06/01/2045	930	928,549
Series 2017 A, Ref. Tobacco Settlement RB	5.00%	06/01/2036	1,345	1,505,391
Ulster (County of) Resource Recovery Agency; Series 2002, Ref. RB (INS–AMBAC)(b)	5.25%	03/01/2018	200	200,000
United Nations Development Corp.;
Series 2009 A, Ref. RB	5.00%	07/01/2025	1,000	1,044,290
Series 2009 A, Ref. RB	5.00%	07/01/2026	810	845,656
Westchester (County of) Industrial Development Agency (Million Air Two LLC General Aviation Facilities); Series 2017 A, Special Facility RB (g)(h)	7.00%	06/01/2046	315	318,074
Westchester Local Development Corp. (Purchase Housing Corp. II); Series 2017, RB	5.00%	06/01/2047	1,000	1,114,220
Westchester Local Development Corp. (Westchester Medical Center Obligated Group); Series 2016, Ref. RB	5.00%	11/01/2046	1,000	1,058,600
Westchester Tobacco Asset Securitization Corp.; Series 2016 C, Ref. Sub. RB	5.13%	06/01/2051	1,295	1,325,070
Yonkers Economic Development Corp. (Charter School of Educational Excellence); Series 2010 A, Educational RB	6.25%	10/15/2040	1,000	1,032,250
				179,099,647

Guam–3.10%
Guam (Territory of) (Section 30);
Series 2009 A, Limited Obligation RB(c)(d)	5.63%	12/01/2019	135	144,589
Series 2009 A, Limited Obligation RB(c)(d)	5.75%	12/01/2019	1,250	1,341,475
Guam (Territory of) Power Authority;
Series 2010 A, RB(c)(d)	5.50%	10/01/2020	450	493,106
Series 2012 A, Ref. RB	5.00%	10/01/2034	610	639,158
Guam (Territory of) Waterworks Authority;
Series 2010, Water & Wastewater System RB(c)(d)	5.63%	07/01/2020	740	807,495
Series 2014 A, Ref. Water & Wastewater System RB	5.00%	07/01/2029	325	353,993
Guam (Territory of);
Series 2011 A, Business Privilege Tax RB	5.25%	01/01/2036	550	579,277
Series 2015 D, Ref. Business Privilege Tax RB	5.00%	11/15/2039	750	808,875
				5,167,968

Virgin Islands–1.14%
Virgin Islands (Government of) Port Authority; Series 2014 A, Ref. Marine RB(h)	5.00%	09/01/2029	665	659,088
Virgin Islands (Government of) Public Finance Authority (Matching Fund Loan Note — Diageo); Series 2009 A, Sub. RB	6.63%	10/01/2029	700	432,250
Virgin Islands (Government of) Public Finance Authority; Series 2015, RB(g)	5.00%	09/01/2030	770	813,320
				1,904,658
TOTAL INVESTMENTS IN SECURITIES(l)–111.78% (Cost $178,505,204)				186,172,273
FLOATING RATE NOTE OBLIGATIONS–(11.96)%
Notes with interest and fee rates ranging from 1.61% to 1.68% at 02/28/2018 and contractual maturites of collateral ranging from 01/15/2027 to 10/15/2057 (See Note 1J)(m)				(19,915,000)
OTHER ASSETS LESS LIABILITIES–0.18%				290,835
NET ASSETS–100.00%				$166,548,108

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco New York Tax Free Income Fund

Investment Abbreviations:

AGC	– Assured Guaranty Corp.
AGM	– Assured Guaranty Municipal Corp.
AMBAC	– American Municipal Bond Assurance Corp.
BHAC	– Berkshire Hathaway Assurance Corp.
CAB	– Capital Appreciation Bonds
GO	– General Obligation
IDR	– Industrial Development Revenue Bonds
INS	– Insurer
Jr.	– Junior
LOC	– Letter of Credit
LIBOR	– London Interbank Offered Rate
NATL	– National Public Finance Guarantee Corp.
PILOT	– Payment-in-Lieu-of-Tax
RB	– Revenue Bonds
Ref.	– Refunding
Sec.	– Secured
Sr.	– Senior
Sub.	– Subordinated
USD	– U.S. Dollar
VRD	– Variable Rate Demand

Notes to Schedule of Investments:

(a)	Calculated as a percentage of net assets. Amounts in excess of 100% are due to the Fund’s use of leverage.
(b)	Principal and/or interest payments are secured by the bond insurance company listed.
(c)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(d)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(e)	Zero coupon bond issued at a discount.
(f)	Underlying security related to TOB Trusts entered into by the Fund. See Note 1J.
(g)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2018 was $9,437,793, which represented 5.67% of the Fund’s Net Assets.
(h)	Security subject to the alternative minimum tax.
(i)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2018.
(j)	Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically based on current market interest rates. Rate shown is the rate in effect on February 28, 2018.
(k)	Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.
(l)	Entities may either issue, guarantee, back or otherwise enhance the credit quality of a security. The entities are not primarily responsible for the issuer’s obligation but may be called upon to satisfy issuers obligations. No concentration of any single entity was greater than 5% each.
(m)	Floating rate note obligations related to securities held. The interest and fee rates shown reflect the rates in effect at February 28, 2018. At February 28, 2018, the Fund’s investments with a value of $32,646,831 are held by TOB Trusts and serve as collateral for the $19,915,000 in the floating rate note obligations outstanding at that date.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco New York Tax Free Income Fund

Statement of Assets and Liabilities

February 28, 2018

Assets:
Investments in securities, at value (Cost $178,505,204)	$186,172,273
Cash	342,850
Receivable for:
Fund shares sold	55,092
Interest	1,925,041
Investment for trustee deferred compensation and retirement plans	44,192
Other assets	25,557
Total assets	188,565,005

Liabilities:
Floating rate note obligations	19,915,000
Payable for:
Investments purchased	1,637,362
Dividends	148,978
Fund shares reacquired	86,148
Accrued fees to affiliates	75,056
Accrued trustees’ and officers’ fees and benefits	4,082
Accrued other operating expenses	53,192
Trustee deferred compensation and retirement plans	97,079
Total liabilities	22,016,897
Net assets applicable to shares outstanding	$166,548,108

Net assets consist of:
Shares of beneficial interest	$166,961,185
Undistributed net investment income	394,368
Undistributed net realized gain (loss)	(8,474,514)
Net unrealized appreciation	7,667,069
$166,548,108

Net Assets:
Class A	$117,917,995
Class C	$24,887,636
Class Y	$21,867,504
Class R6	$1,874,973

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	7,696,319
Class C	1,627,067
Class Y	1,428,774
Class R6	122,574
Class A:
Net asset value per share	$15.32
Maximum offering price per share
(Net asset value of $15.32 ÷ 95.75%)	$16.00
Class C:
Net asset value and offering price per share	$15.30
Class Y:
Net asset value and offering price per share	$15.31
Class R6:
Net asset value and offering price per share	$15.30

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco New York Tax Free Income Fund

Statement of Operations

For the year ended February 28, 2018

Investment income:
Interest	$8,179,987

Expenses:
Advisory fees	797,552
Administrative services fees	50,000
Custodian fees	3,654
Distribution fees:
Class A	301,461
Class B	1,807
Class C	262,201
Interest, facilities and maintenance fees	653,207
Transfer agent fees — A, B, C and Y	133,627
Transfer agent fees — R6	53
Trustees’ and officers’ fees and benefits	25,139
Registration and filing fees	70,738
Reports to shareholders	26,768
Professional services fees	71,027
Other	46,765
Total expenses	2,443,999
Less: Expense offset arrangement(s)	(392)
Net expenses	2,443,607
Net investment income	5,736,380

Realized and unrealized gain (loss) from:
Net realized gain (loss) from investment securities	(389,280)
Change in net unrealized appreciation (depreciation) of investment securities	(883,331)
Net realized and unrealized gain (loss)	(1,272,611)
Net increase in net assets resulting from operations	$4,463,769

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                         Invesco New York Tax Free Income Fund

Statement of Changes in Net Assets

For the years ended February 28, 2018 and 2017

	2018	2017
Operations:
Net investment income	$5,736,380	$5,683,456
Net realized gain (loss)	(389,280)	(2,049,382)
Change in net unrealized appreciation (depreciation)	(883,331)	(5,115,473)
Net increase (decrease) in net assets resulting from operations	4,463,769	(1,481,399)

Distributions to shareholders from net investment income:
Class A	(4,010,509)	(4,313,682)
Class B	(23,590)	(47,101)
Class C	(689,764)	(706,972)
Class Y	(784,509)	(619,465)
Class R6	(7,234)	—
Total distributions from net investment income	(5,515,606)	(5,687,220)

Share transactions–net:
Class A	(5,484,864)	(3,321,596)
Class B	(1,090,313)	(623,091)
Class C	(2,808,289)	3,191,474
Class Y	4,051,077	7,570,414
Class R6	1,898,366	—
Net increase (decrease) in net assets resulting from share transactions	(3,434,023)	6,817,201
Net increase (decrease) in net assets	(4,485,860)	(351,418)

Net assets:
Beginning of year	171,033,968	171,385,386
End of year (includes undistributed net investment income of $394,368 and $202,057, respectively)	$166,548,108	$171,033,968

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                         Invesco New York Tax Free Income Fund

Statement of Cash Flows

For the year ended February 28, 2018

Cash provided by operating activities:
Net increase in net assets resulting from operations	$4,463,769

Adjustments to reconcile the change in net assets applicable from operations to net cash provided by operating activities:
Purchases of investments	(24,319,367)
Purchases of short-term investments, net	(120,743)
Proceeds from sales of investments	26,521,864
Amortization of premium	1,186,032
Accretion of discount	(539,009)
Decrease in interest receivables and other assets	56,137
Increase in accrued expenses and other payables	41
Net realized loss from investment securities	389,280
Net change in unrealized depreciation on investment securities	883,331
Net cash provided by operating activities	8,521,335

Cash provided by (used in) financing activities:
Dividends paid to shareholders from net investment income	(1,744,318)
Decrease in payable for amount due custodian	(1,011,351)
Proceeds from shares of beneficial interest sold	29,794,797
Disbursements from shares of beneficial interest reacquired	(37,317,613)
Proceeds from TOB Trusts	5,300,000
Repayments of TOB Trusts	(3,200,000)
Net cash provided by (used in) financing activities	(8,178,485)
Net increase in cash and cash equivalents	342,850
Cash and cash equivalents at beginning of period	—
Cash and cash equivalents at end of period	$342,850

Non-cash financing activities:
Value of shares of beneficial interest issued in reinvestment of dividends paid to shareholders	$3,768,133

Supplemental disclosure of cash flow information:
Cash paid during the period for interest, facilities and maintenance fees	$653,207

Notes to Financial Statements

February 28, 2018

NOTE 1—Significant Accounting Policies

Invesco New York Tax Free Income Fund (the “Fund”) is a series portfolio of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of six separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is to provide investors with a high level of current income exempt from federal, New York State and New York City income taxes, consistent with preservation of capital.

The Fund currently consists of four different classes of shares: Class A, Class C, Class Y and Class R6. Effective April 4, 2017, the Fund began offering Class R6 shares. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares were permitted to continue to reinvest dividends and capital gains distributions in Class B shares until their conversion to Class A shares. Also, shareholders in Class B shares were able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they converted to Class A shares. Generally, Class B shares automatically converted to Class A shares on or about the month-end, which was at least eight years after the date of purchase. Redemptions of Class B shares prior to conversion date were subject to a CDSC. Effective January 26, 2018, all of the Fund’s outstanding Class B shares were converted to Class A shares, in advance of their normally scheduled conversion. No CDSC was paid in connection with this early conversion.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

19                         Invesco New York Tax Free Income Fund

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Securities for which market quotations either are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable and tax-exempt earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay shareholders “exempt-interest dividends”, as defined in the Internal Revenue Code.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R6 are charged to such class. Transfer

20                         Invesco New York Tax Free Income Fund

agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Interest, Facilities and Maintenance Fees — Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees and other expenses associated with lines of credit and interest and administrative expenses related to establishing and maintaining floating rate note obligations, if any.
H.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
I.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
J.	Floating Rate Note Obligations — The Fund invests in inverse floating rate securities, such as Tender Option Bonds (“TOBs”), for investment purposes and to enhance the yield of the Fund. Such securities may be purchased in the secondary market without first owning an underlying bond but generally are created through the sale of fixed rate bonds by the Fund to special purpose trusts established by a broker dealer or by the Fund (“TOB Trusts”) in exchange for cash and residual interests in the TOB Trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The TOB Trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The floating rate notes issued by the TOB Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the TOB Trusts for redemption at par at each reset date. The residual interests held by the Fund (inverse floating rate securities) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the TOB Trust to the Fund, thereby collapsing the TOB Trust. Inverse floating rate securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable.

The Fund generally invests in inverse floating rate securities that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The primary risks associated with inverse floating rate securities are varying degrees of liquidity and decreases in the value of such securities in response to changes in interest rates to a greater extent than fixed rate securities having similar credit quality, redemption provisions and maturity, which may cause the Fund’s net asset value to be more volatile than if it had not invested in inverse floating rate securities. In certain instances, the short-term floating rate notes created by the TOB Trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such notes for repayment of principal, may not be able to be remarketed to third parties. In such cases, the TOB Trust holding the fixed rate bonds may be collapsed with the entity that contributed the fixed rate bonds to the TOB Trust. In the case where a TOB Trust is collapsed with the Fund, the Fund will be required to repay the principal amount of the tendered securities, which may require the Fund to sell other portfolio holdings to raise cash to meet that obligation. The Fund could therefore be required to sell other portfolio holdings at a disadvantageous time or price to raise cash to meet this obligation, which risk will be heightened during times of market volatility, illiquidity or uncertainty. The embedded leverage in the TOB Trust could cause the Fund to lose more money than the value of the asset it has contributed to the TOB Trust and greater levels of leverage create the potential for greater losses. In addition, a Fund may enter into reimbursement agreements with the liquidity provider of certain TOB transactions in connection with certain residuals held by the Fund. These agreements commit a Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a TOB Trust, including following the termination of a TOB Trust resulting from a mandatory tender event (“liquidity shortfall”). The reimbursement agreement will effectively make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying security and the purchase price of the floating rate notes issued by the TOB Trust.

The Fund accounts for the transfer of fixed rate bonds to the TOB Trusts as secured borrowings, with the securities transferred remaining in the Fund’s investment assets, and the related floating rate notes reflected as Fund liabilities under the caption Floating rate note obligations on the Statement of Assets and Liabilities. The carrying amount of the Fund’s floating rate note obligations as reported on the Statement of Assets and Liabilities approximates its fair value. The Fund records the interest income from the fixed rate bonds under the caption Interest and records the expenses related to floating rate obligations and any administrative expenses of the TOB Trusts as a component of Interest, facilities and maintenance fees on the Statement of Operations.

Final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”) prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds”, as defined in the rules. These rules preclude banking entities and their affiliates from sponsoring and/or providing services for existing TOB Trusts. A new TOB structure is being utilized by the Fund wherein the Fund, as holder of the residuals, will perform certain duties previously performed by banking entities as “sponsors” of TOB Trusts. These duties may be performed by a third-party service provider. The Fund’s expanded role under the new TOB structure may increase its operational and regulatory risk. The new structure is substantially similar to the previous structure; however, pursuant to the Volcker Rule, the remarketing agent would not be able to repurchase tendered floaters for its own account upon a failed remarketing. In the event of a failed remarketing, a banking entity serving as liquidity provider may loan the necessary funds to the TOB Trust to purchase the tendered floaters. The TOB Trust, not the Fund, would be the borrower and the loan from the liquidity provider will be secured by the purchased floaters now held by the TOB Trust. However, as previously described, the Fund would bear the risk of loss with respect to any liquidity shortfall to the extent it entered into a reimbursement agreement with the liquidity provider.

Further, the SEC and various banking agencies recently adopted rules implementing credit risk retention requirements for asset-backed securities (the “Risk Retention Rules”). The Risk Retention Rules require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Fund has adopted policies intended to comply with the Risk Retention Rules. The Risk Retention Rules may adversely affect the Fund’s ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

21                         Invesco New York Tax Free Income Fund

There can be no assurances that the new TOB structure will continue to be a viable form of leverage. Further, there can be no assurances that alternative forms of leverage will be available to the Fund in order to maintain current levels of leverage. Any alternative forms of leverage may be less advantageous to the Fund, and may adversely affect the Fund’s net asset value, distribution rate and ability to achieve its investment objective.

TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although atypical, these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

K.	Other Risks — The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located.

Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and the Fund’s investments in municipal securities.

There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

L.	Cash and Cash Equivalents — For the purposes of the Statement of Cash Flows, the Fund defines Cash and Cash Equivalents as cash (including foreign currency), money market funds and other investments held in lieu of cash and excludes investments made with cash collateral received.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $500 million	0.47%
Over $500 million	0.445%

For the year ended February 28, 2018, the effective advisory fees incurred by the Fund was 0.47%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2018, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y and Class R6 shares to 1.50%, 2.25%, 1.25% and 1.25%, respectively, of average daily net assets (the “expense limits”). Prior to their conversion to Class A shares, the expense limit for Class B shares was 2.25% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2018. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 28, 2018, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 28, 2018, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A shares and Class C shares to compensate IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets and up to 1.00% of Class C average daily net assets. Prior to their conversion to Class A shares, the Fund incurred annual fees of up to 1.00% of Class B average daily net assets. The fees are accrued daily and paid monthly.

With respect to Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class C maximum annual reimbursement rate, respectively. With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses.

For the year ended February 28, 2018, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 28, 2018, IDI advised the Fund that IDI retained $12,763 in front-

22                         Invesco New York Tax Free Income Fund

end sales commissions from the sale of Class A shares and $576 and $1,611 from Class A and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of February 28, 2018, all of the securities in this Fund were valued based on Level 2 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the year ended February 28, 2018, there were no material transfers between valuation levels.

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended February 28, 2018, the Fund engaged in securities purchases of $15,505,745 and securities sales of $18,254,212, which did not result in any net realized gains (losses).

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended February 28, 2018, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $392.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances and Borrowings

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company (“SSB”), the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Inverse floating rate obligations resulting from the transfer of bonds to TOB Trusts are accounted for as secured borrowings. The average floating rate notes outstanding and average annual interest and fee rate related to inverse floating rate note obligations during the year ended February 28, 2018 were $19,324,615 and 3.34%, respectively. The carrying amount of the Fund’s Payable for borrowings as reported on the Statement of Assets and Liabilities approximates its fair value.

23                         Invesco New York Tax Free Income Fund

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 28, 2018 and 2017:

	2018	2017
Tax-exempt income	$5,515,606	$5,687,220

Tax Components of Net Assets at Period-End:

2018
Undistributed tax-exempt income	$406,892
Net unrealized appreciation — investments	7,333,531
Temporary book/tax differences	(89,702)
Capital loss carryforward	(8,063,798)
Shares of beneficial interest	166,961,185
Total net assets	$166,548,108

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to TOBs and book to tax accretion and amortization differences.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of February 28, 2018, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
February 28, 2019	$896,118	$—	$896,118
Not subject to expiration	4,423,516	2,744,164	7,167,680
	$5,319,634	$2,744,164	$8,063,798

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 28, 2018 was $25,933,798 and $26,521,864, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$8,763,251
Aggregate unrealized (depreciation) of investments	(1,429,720)
Net unrealized appreciation of investments	$7,333,531

Cost of investments for tax purposes is $178,838,742.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of expired capital loss carryforward on February 28, 2018, undistributed net investment income was decreased by $28,463, undistributed net realized gain (loss) was increased by $3,515,498 and shares of beneficial interest was decreased by $3,487,035. This reclassification had no effect on the net assets of the Fund.

24                         Invesco New York Tax Free Income Fund

NOTE 11—Share Information

	Summary of Share Activity
	Years ended February 28,
	2018(a)		2017
	Shares	Amount	Shares	Amount
Sold:
Class A	724,199	$11,271,163	1,216,460	$19,476,211
Class B(b)	5	74	788	12,767
Class C	196,544	3,066,984	464,475	7,457,440
Class Y	829,410	12,855,431	833,391	13,261,787
Class R6(c)	124,987	1,935,424	—	—

Issued as reinvestment of dividends:
Class A	179,023	2,783,344	179,427	2,852,598
Class B(b)	1,058	16,523	1,598	25,438
Class C	30,677	476,367	30,356	481,997
Class Y	31,271	485,761	24,652	391,372
Class R6	401	6,138	—	—

Conversion of Class B shares to Class A shares:(d)
Class A	36,618	566,840	33,289	531,517
Class B	(36,540)	(566,840)	(33,218)	(531,517)

Reacquired:
Class A	(1,295,841)	(20,106,211)	(1,667,064)	(26,181,922)
Class B(b)	(34,561)	(540,070)	(8,213)	(129,779)
Class C	(408,825)	(6,351,640)	(302,110)	(4,747,963)
Class Y	(597,052)	(9,290,115)	(388,737)	(6,082,745)
Class R6	(2,814)	(43,196)	—	—
Net increase (decrease) in share activity	(221,440)	$(3,434,023)	385,094	$6,817,201

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 62% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Class B shares activity for the period March 1, 2017 through January 26, 2018 (date of conversion).
(c)	Commencement date of April 4, 2017.
(d)	Effective as of the close of business January 26, 2018, all outstanding Class B shares were converted to Class A shares.

25                         Invesco New York Tax Free Income Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of expenses to average net assets with fee waiver (excluding interest, facilities and maintenance fees		Ratio of net investment income to average net assets		Portfolio turnover(c)
Class A
Year ended 02/28/18	$15.42	$0.54	$(0.12)	$0.42	$(0.52)	$15.32	2.71%		$117,918	1.36	%(d)	1.36	%(d)	0.98	%(d)	3.46	%(d)	14%
Year ended 02/28/17	16.00	0.52	(0.58)	(0.06)	(0.52)	15.42	(0.44)		124,150	1.09		1.09		0.95		3.24		25
Year ended 02/29/16	16.01	0.58	0.00	0.58	(0.59)	16.00	3.73		132,678	1.00		1.00		0.95		3.67		7
Year ended 02/28/15	15.30	0.62	0.70	1.32	(0.61)	16.01	8.74		120,392	1.03		1.03		0.95		3.91		13
Year ended 02/28/14	16.45	0.63	(1.17)	(0.54)	(0.61)	15.30	(3.26)		116,782	0.95		0.95		0.91		4.10		8
Class B
Year ended 02/28/18(e)	15.45	0.49	0.05	0.54	(0.47)	15.52	3.51	(f)	—	1.36	(d)(f)(h)	1.36	(d)(f)(h)	0.98	(d)(f)(h)	3.46	(d)(f)(h)	14
Year ended 02/28/17	16.04	0.52	(0.59)	(0.07)	(0.52)	15.45	(0.50	)(f)	1,082	1.09	(f)	1.09	(f)	0.95	(f)	3.24	(f)	25
Year ended 02/29/16	16.04	0.58	0.01	0.59	(0.59)	16.04	3.79	(f)	1,749	1.00	(f)	1.00	(f)	0.95	(f)	3.67	(f)	7
Year ended 02/28/15	15.33	0.62	0.70	1.32	(0.61)	16.04	8.73	(f)	2,135	1.03	(f)	1.03	(f)	0.95	(f)	3.91	(f)	13
Year ended 02/28/14	16.49	0.64	(1.19)	(0.55)	(0.61)	15.33	(3.30	)(f)	2,828	0.95	(f)	0.95	(f)	0.91	(f)	4.10	(f)	8
Class C
Year ended 02/28/18	15.40	0.42	(0.11)	0.31	(0.41)	15.30	2.00		24,888	2.11	(d)	2.11	(d)	1.73	(d)	2.71	(d)	14
Year ended 02/28/17	15.99	0.40	(0.59)	(0.19)	(0.40)	15.40	(1.26)		27,856	1.84		1.84		1.70		2.49		25
Year ended 02/29/16	15.99	0.46	0.01	0.47	(0.47)	15.99	3.02		25,833	1.75		1.75		1.70		2.92		7
Year ended 02/28/15	15.28	0.50	0.70	1.20	(0.49)	15.99	7.94		20,414	1.78		1.78		1.70		3.16		13
Year ended 02/28/14	16.44	0.52	(1.19)	(0.67)	(0.49)	15.28	(4.04)		18,496	1.70		1.70		1.66		3.35		8
Class Y
Year ended 02/28/18	15.40	0.58	(0.11)	0.47	(0.56)	15.31	3.03		21,868	1.11	(d)	1.11	(d)	0.73	(d)	3.71	(d)	14
Year ended 02/28/17	15.99	0.56	(0.59)	(0.03)	(0.56)	15.40	(0.26)		17,946	0.84		0.84		0.70		3.49		25
Year ended 02/29/16	16.00	0.62	(0.00)	0.62	(0.63)	15.99	3.99		11,125	0.75		0.75		0.70		3.92		7
Year ended 02/28/15	15.28	0.66	0.71	1.37	(0.65)	16.00	9.08		7,621	0.78		0.78		0.70		4.16		13
Year ended 02/28/14	16.44	0.67	(1.18)	(0.51)	(0.65)	15.28	(3.08)		5,053	0.70		0.70		0.66		4.35		8
Class R6
Year ended 02/28/18(g)	15.43	0.52	(0.14)	0.38	(0.51)	15.30	2.47		1,875	1.06	(d)(h)	1.06	(d)(h)	0.68	(d)(h)	3.76	(d)(h)	14

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $120,584, $792, $26,216, $21,985 and $203 for Class A, Class B, Class C, Class Y, and Class R6 shares, respectively.
(e)	Reflects activity for the period March 1, 2017 through January 26, 2018 (date of conversion).
(f)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.25%, 0.25%, 0.25%, 0.25% and 0.25%, for the years ended February 28, 2018, February 28, 2017, February 29, 2016, February 28, 2015 and February 28, 2014, respectively.
(g)	Commencement date of April 4, 2017.
(h)	Annualized.

26                         Invesco New York Tax Free Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)

and Shareholders of Invesco New York Tax Free Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco New York Tax Free Income Fund (one of the funds constituting AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), hereafter referred to as the “Fund”) as of February 28, 2018, the related statements of operations and cash flows for the year ended February 28, 2018, the statement of changes in net assets for each of the two years in the period ended February 28, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2018, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, TX

April 27, 2018

We have served as the auditor of one or more of the investment companies in the Invesco/PowerShares group of investment companies since at least 1995. We have not determined the specific year we began serving as auditor.

27                         Invesco New York Tax Free Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2017 through February 28, 2018.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (09/01/17)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (02/28/18)[1]	Expenses Paid During Period[2]	Ending Account Value (02/28/18)	Expenses Paid During Period[2]
A	$1,000.00	$992.80	$7.41	$1,017.36	$7.50	1.50%
C	1,000.00	988.90	11.39	1,013.34	11.53	2.31
Y	1,000.00	994.70	6.18	1,018.60	6.26	1.25
R6	1,000.00	994.00	5.93	1,018.84	6.01	1.20

[1]	The actual ending account value is based on the actual total return of the Fund for the period September 1, 2017 through February 28, 2018, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

28                         Invesco New York Tax Free Income Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2018:

Federal and State Income Tax
Qualified Dividend Income*	0%
Corporate Dividends Received Deduction*	0%
U.S. Treasury Obligations*	0%
Tax-Exempt Interest Dividends*	100%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

29                         Invesco New York Tax Free Income Fund

Trustees and Officers

The address of each trustee and officer is AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			158	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management).

Formerly: Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			158	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco New York Tax Free Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	158	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	158	Board member of the Illinois Manufacturers’ Association
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	158	None
Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	158	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor)
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	158	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Prema Mathai-Davis — 1950 Trustee	1998	Retired.	158	None
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	158	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Ann Barnett Stern — 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	158	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	158	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	158	None
Christopher L. Wilson — 1957 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	158	TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); ISO New England, Inc. (non-profit organization managing regional electricity market)

T-2                         Invesco New York Tax Free Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	1999

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust,PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor — 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Secretary, W.L. Ross & Co., LLC; Secretary and Vice President, Jemstep, Inc.

Formerly: Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
John M. Zerr — 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC

Formerly: Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General

			N/A	N/A

T-3                         Invesco New York Tax Free Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
		Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)
Gregory G. McGreevey — 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Management Group, Inc.; Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust,PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust,PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust,PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco New York Tax Free Income Fund

Explore High-Conviction Investing with Invesco

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov.

The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-07890 and 033-66242	Invesco Distributors, Inc.	VK-NYTFI-AR-1	04172018	1249

Annual Report to Shareholders	February 28, 2018

Invesco Tax-Exempt Cash Fund

Nasdaq:
A: ACSXX ◾ Investor: TEIXX ◾ R6: TSSXX

Letters to Shareholders

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    For much of the reporting period, major US stock market indexes rose to record highs – but in early 2018, volatility returned to the US stock and bond markets. Investors worried about how rising interest rates might affect economic growth; those concerns caused the US stock market, which many investors believed had risen too far, too fast, to pull back. Throughout the reporting period, economic data remained generally positive, corporate earnings remained strong and consumer sentiment remained positive, particularly after passage of legislation cutting personal and corporate tax rates in December. The US economy expanded throughout the reporting period, and the first signs of rising inflation appeared. In response, the US Federal Reserve raised interest rates three times, and the tone of its statements grew more hawkish regarding potential rate increases in 2018. Overseas, economic data were mixed, prompting the European Central Bank and central banks in China and Japan, among other countries, to maintain extraordinarily accommodative monetary policies.

    Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for whatever returns the market has to offer. The investment professionals at Invesco, in contrast, invest with high conviction. This means that, no matter the asset class or the strategy, each investment team has a passion to exceed. We want to help investors achieve better outcomes, such as seeking higher returns, helping mitigate risk and generating income. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

    You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

    Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2 Invesco Tax-Exempt Cash Fund

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎  Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

∎  Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

∎	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3 Invesco Tax-Exempt Cash Fund

Management’s Discussion of your Fund

About your Fund

This annual report for Invesco Tax-Exempt Cash Fund covers the fiscal year ended February 28, 2018. As of that date, the Fund’s net assets totaled $36.1 million. As of the same date, the Fund’s weighted average maturity was 15 days and the Fund’s weighted average life was 15 days.1

Market conditions affecting money market funds

The most significant developments affecting money market funds and the money market fund industry during the fiscal year ended February 28, 2018, were the US Federal Reserve’s (the Fed) three interest rate hikes in March, June and December 2017. Money market investors cheered when the Fed raised the federal funds target rate – just the third, fourth and fifth increases since 2006. The Fed’s increases, cumulatively, caused the federal funds target rate to move from a range of 0.50% to 0.75% at the start of the fiscal year to a range of 1.25% to 1.50% at the close of the fiscal year.2

    A strengthening labor market closing in on full employment and inflation converging toward targeted levels were the primary reasons for the Fed’s interest rate increases. Minutes from the Fed’s meeting in January 2018 suggested multiple rate increases were likely over the course of 2018, and Fed watchers believed that future rate increases might be announced more quickly than previously forecast. Domestic economic strength, as well as the proposed spending, tax and regulatory policies of the Trump administration, could cause the Fed to accelerate future interest rate hikes. Raising the federal funds rate sooner rather than later would provide the Fed with greater dexterity, if needed, to respond to higher-than-projected economic growth in the future.

    Jerome Powell took over as Fed chair on February 5 with little fanfare. He was quickly immersed in the duties of his new position, appearing before Congress in late February to present the Fed’s semi-annual update on monetary policy. Powell’s comments seemed optimistic and reaffirmed the Fed’s view on the economy and its gradual approach to policy normalization. At the close of the fiscal year, observers were eagerly anticipating an update of the Fed’s Summary of Economic Projections and Powell’s first post-meeting press conference.

    At the close of the fiscal year, the US continued to be an outlier in terms of interest rates. While the Fed was raising rates, most major global central banks maintained interest rates at, near or below zero in an effort to fuel inflation and spur economic growth. Many major central banks, including the European Central Bank, the Bank of Japan and the Reserve Bank of Australia, kept their rates unchanged during 2017. The Bank of England and the Bank of Canada were the only other major central banks to increase their key rates in 2017.

    Thank you for investing in Invesco Tax-Exempt Cash Fund. We believe our long-term approach to short-term investing makes us a strong partner for investors seeking premier liquidity management.

1	Weighted average maturity (WAM) is an average of the maturities of all securities held in the portfolio, weighted by each security’s percentage of net assets. The days to maturity for WAM is the lower of the stated maturity date or next interest rate reset date. WAM reflects how a portfolio would react to interest rate changes.
Weighted average life (WAL) is an average of all the maturities of all securities held in the portfolio, weighted by each security’s percentage of net assets. The days to maturity for WAL is the lower of the stated maturity date or next demand feature date. WAL reflects how a portfolio would react to deteriorating credit (widening spreads) or tightening liquidity conditions.
2	Source: US Federal Reserve

Team managed by Invesco Advisers, Inc.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Portfolio Composition by Maturity
In days, as of 2/28/18
1 – 7	92.8%
8 – 30	1.4
31 – 60	0.0
61 – 90	1.8
91 – 180	0.0
181+	4.0

The number of days to maturity of each holding is determined in accordance with the provisions of Rule 2a-7 of the Investment Company Act of 1940.

You could lose money by investing in the Fund. Although the Fund seeks to preserve your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below the required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

4 Invesco Tax-Exempt Cash Fund

Invesco Tax-Exempt Cash Fund’s investment objective is to provide tax-exempt income consistent with preservation of capital and liquidity.

∎	Unless otherwise stated, information presented in this report is as of February 28, 2018, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Principal risks of investing

in the Fund

∎  Alternative minimum tax risk. A portion of the Fund’s otherwise tax-exempt income may be taxable to those shareholders subject to the federal alternative minimum tax.

∎  Debt securities risk. The prices of debt securities held by the Fund will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling interest rates will cause the Fund to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce the Fund’s distributable income because interest payments on floating rate debt instruments held by the Fund will decline. The Fund could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. The Adviser’s credit analysis may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.

∎  Foreign securities and credit exposure risk. US dollar-denominated securities carrying foreign credit exposure may be affected by unfavorable political, economic or governmental developments that could affect payments of principal and interest. Furthermore, the Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls.

∎  Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.

∎  Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.

∎  Money market fund risk. Although the Fund seeks to preserve the value of your investment at $1.00 per share, you may lose money by investing in the Fund. The share price of money market funds can fall below the $1.00 share price. The Fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

required minimums because of market conditions or other factors. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not rely on or expect that the sponsor will enter into support agreements or take other actions to provide financial support to the Fund or maintain the Fund’s $1.00 share price at any time. The credit quality of the Fund’s holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the Fund’s share price. The Fund’s share price can also be negatively affected during periods of high redemption pressures, illiquid markets and/or significant market volatility. Furthermore, amendments to money market fund regulations could impact a money market fund’s operations and possibly negatively impact its return.
∎	Municipal securities risk. The risk of a municipal obligation generally depends on the financial and credit status of the issuer. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the Fund’s ability to sell the security. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.
∎	Repurchase agreement risk. The Fund is subject to the risk that the counterparty may default on its obligation to repurchase the underlying instruments collateralizing the repurchase agreement, which may cause the Fund to lose money. These risks are magnified to the extent that a repurchase agreement is secured by securities other than cash or US government securities.

5 Invesco Tax-Exempt Cash Fund

∎	US government obligations risk. Obligations of US government agencies and authorities receive varying levels of support and may not be backed by the full faith and credit of the US government, which could affect the Fund’s ability to recover should they default. No assurance can be given that the US government will provide financial support to its agencies and authorities if it is not obligated by law to do so.
∎	Variable-rate demand notes risk. The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of these instruments, which could result in a loss.
∎	Yield risk. The Fund’s yield will vary as the short-term securities in its portfolio mature or are sold and the proceeds are reinvested in other securities. When interest rates are very low, the Fund’s expenses could absorb all or a portion of the Fund’s income and yield. Additionally, inflation may outpace and diminish investment returns over time.

6 Invesco Tax-Exempt Cash Fund

Schedule of Investments

February 28, 2018

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations–99.65%
Alabama–6.88%
Mobile (County of) Industrial Development Authority (SSAB Alabama Inc.); Series 2010 A, VRD Recovery Zone Facility RB (LOC–Swedbank AB)(a)(b)(c)	1.09%	07/01/2040	$1,425	$1,425,000
Tuscaloosa (County of) Industrial Development Authority (Hunt Refining Co.); Series 2011 J, VRD Gulf Opportunity Zone RB (LOC–Bank of Nova Scotia)(a)(b)(c)(d)	1.10%	04/01/2028	1,060	1,060,000
				2,485,000

Arizona–1.13%
Casa Grande (City of) Industrial Development Authority (Quail Gardens Apartments); Series 2001 A, Ref. VRD MFH RB (CEP–FNMA)(a)	1.09%	06/15/2031	410	410,000

California–0.86%
California (State of); Series 2004 A-9, Ref. VRD Unlimited Tax GO Bonds (LOC–State Street Bank & Trust Co.)(a)(b)	0.97%	05/01/2034	310	310,000

Colorado–0.44%
Colorado (State of) Educational & Cultural Facilities Authority (Denver Seminary); Series 2004, VRD RB (LOC–Wells Fargo Bank, N.A.)(a)(b)	1.22%	07/01/2034	160	160,000

Delaware–0.13%
Delaware (State of) Economic Development Authority (Goodwill Industries of Delaware & Delaware County); Series 2006, VRD RB (LOC–PNC Bank, N.A.)(a)(b)	1.11%	09/01/2036	45	45,000

District of Columbia–0.97%
Metropolitan Washington Airports Authority; Subseries 2010 C-2, Ref. VRD Airport System RB (LOC–Sumitomo Mitsui Banking Corp.)(a)(b)	1.09%	10/01/2039	350	350,000

Florida–6.12%
Miami-Dade (County of); Series 2014 A, VRD Seaport RB (LOC–Bank of Tokyo-Mitsubishi UFJ, Ltd. (The))(a)(b)	1.09%	10/01/2050	700	700,000
Palm Beach (County of) (Henry Morrison Flagler Museum); Series 2003, VRD RB (LOC–Northern Trust Co. (The))(a)(b)	1.15%	11/01/2036	35	35,000
Palm Beach (County of) (The Raymond F. Kravis Center for the Performing Arts, Inc.); Series 2002, VRD RB (LOC–Northern Trust Co. (The))(a)(b)	1.12%	07/01/2032	230	230,000
Pinellas (County of) Health Facilities Authority (Baycare Health System); Series 2009 A-2, VRD Health System RB (LOC–Northern Trust Co. (The))(a)(b)	1.13%	11/01/2038	1,245	1,245,000
				2,210,000

Georgia–3.32%
Georgia (State of) Private Colleges & Universities Authority (Emory University); Series 2005 B-2, VRD RB(a)	1.01%	09/01/2035	1,000	1,000,000
Monroe (County of) Development Authority (Oglethorpe Power Corp. Scherer); Series 2010 A, Ref. VRD PCR (LOC–Bank of Montreal)(a)(b)	1.12%	01/01/2036	200	200,000
				1,200,000

Illinois–4.00%
Illinois (State of) Finance Authority (James Jordan Boys & Girls Club & Family Life Center); Series 1995, VRD RB (LOC–Bank of America, N.A.)(a)(b)(d)	1.17%	08/01/2030	300	300,000
Illinois (State of) Finance Authority (Northwestern University); Subseries 2008 B, VRD RB(a)	1.05%	12/01/2046	820	820,000
Illinois (State of) Finance Authority (The Catherine Cook School); Series 2007, VRD RB (LOC–Northern Trust Co. (The))(a)(b)	1.09%	01/01/2037	325	325,000
				1,445,000

Indiana–5.67%
Huntington (City of) (Huntington University Inc.); Series 2007, Ref. VRD Economic Development & Improvement RB (LOC–Wells Fargo Bank, N.A.)(a)(b)	1.22%	08/01/2037	205	205,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7                         Invesco Tax-Exempt Cash Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Indiana–(continued)
Indiana (State of) Finance Authority (Ispat Inland Inc.); Series 2005, Ref. VRD Environmental Improvement RB (LOC–Rabobank Nederland)(a)(b)(c)	1.23%	06/01/2035	$525	$525,000
Knox (City of) (J.W. Hicks, Inc.); Series 2005 A, VRD Economic Development RB (LOC–BMO Harris Bank N.A.)(a)(b)(e)	1.11%	03/01/2022	565	565,000
Purdue University; Series 2011 A, VRD COP(a)	1.04%	07/01/2035	554	553,500
University of Southern Indiana; Series 1999 G, VRD Student Fee RB (LOC–JPMorgan Chase Bank, N.A.)(a)(b)	1.09%	10/01/2019	200	200,000
				2,048,500

Louisiana–4.33%
Calcasieu (Parish of), Louisiana Public Trust Authority (WPT Corp.); Series 1997, VRD Solid Waste Disposal RB (LOC–Bank of America, N.A.)(a)(b)(e)	1.15%	12/01/2027	700	700,000
East Baton Rouge (Parish of) Industrial Development Board (ExxonMobil); Series 2010 B, VRD RB(a)	1.14%	12/01/2040	250	250,000
Louisiana (State of) Public Facilities Authority (CHRISTUS Health); Series 2009 B-3, Ref. VRD RB (LOC–Bank of New York Mellon (The))(a)(b)	1.07%	07/01/2047	615	615,000
				1,565,000

Maryland–0.83%
Maryland (State of) Health & Higher Educational Facilities Authority (Pooled Loan Program); Series 1985 B, VRD RB (LOC–TD Bank, N.A.)(a)(b)	1.08%	04/01/2035	300	300,000

Massachusetts–2.77%
Massachusetts (State of) Development Finance Agency (Milton Academy); Series 2009 B, VRD Taxable RB (LOC–TD Bank, N.A.)(a)(b)	1.55%	03/01/2039	1,000	1,000,000

Michigan–1.38%
Oakland University Board of Trustees; Series 2008, Ref. VRD RB (LOC–JPMorgan Chase Bank, N.A.)(a)(b)	1.10%	03/01/2031	500	500,000

Minnesota–3.96%
Minnetonka (City of) (Minnetonka Hills Apartments); Series 2001, Ref. VRD MFH RB (CEP–FNMA)(a)	1.18%	11/15/2031	220	220,000
St. Paul (City of) Housing & Redevelopment Authority (Highland Ridge, L.P.); Series 2003, Ref. VRD MFH RB (CEP–FHLMC)(a)	1.07%	10/01/2033	1,210	1,210,000
				1,430,000

Mississippi–3.31%
Mississippi Business Finance Corp. (Chevron U.S.A. Inc.); Series 2010 C, VRD Gulf Opportunity Zone IDR(a)	1.09%	12/01/2030	1,195	1,195,000

Missouri–3.51%
Bridgeton (City of) Industrial Development Authority (Stolze Printing); Series 2010, VRD RB (LOC–FHLB of Chicago)(a)(b)	1.09%	11/01/2037	855	855,000
Missouri (State of) Health & Educational Facilities Authority (Lutheran Senior Services); Series 2000, VRD RB (LOC–Bank of America, N.A.)(a)(b)	1.14%	02/01/2031	415	415,000
				1,270,000

Nevada–1.80%
Truckee Meadows Water Authority; Series 2006 B, Commercial Paper Notes (LOC–Bank of Tokyo-Mitsubishi UFJ, Ltd. (The))(b)	1.25%	05/15/2018	650	650,000

New York–5.78%
Metropolitan Transportation Authority; Subseries 2015 E-2, VRD RB (LOC–Bank of Tokyo-Mitsubishi UFJ, Ltd. (The))(a)(b)	1.06%	11/15/2050	500	500,000
New York (State of) Energy Research & Development Authority (Consolidated Edison Co. of New York, Inc.); Subseries 2005 A-2, VRD RB (LOC–Mizuho Bank, Ltd.)(a)(b)	1.07%	05/01/2039	500	500,000
New York (State of) Housing Finance Agency (572 11th Ave); Series 2017 A, VRD RB (LOC–Bank of China Ltd.)(a)(b)	1.65%	11/01/2049	500	500,000
New York (State of) Housing Finance Agency (Manhattan West Residential Housing);
Series 2014 B, VRD RB (LOC–Bank of China Ltd.)(a)(b)	1.75%	11/01/2049	230	230,000
Series 2016 B-1, VRD RB (LOC–Bank of China Ltd.)(a)(b)	1.65%	11/01/2049	360	360,000
				2,090,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8                         Invesco Tax-Exempt Cash Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
North Carolina–1.80%
North Carolina (State of) Capital Facilities Finance Agency (Duke University); Series 1991 B, VRD RB(a)	0.99%	12/01/2021	$650	$650,000

Ohio–1.96%
Lorain (County of) Port Authority (St. Ignatius High School); Series 2008, VRD Educational Facilities RB (LOC–U.S. Bank, N.A.)(a)(b)	1.11%	08/02/2038	710	710,000

Oregon–4.12%
Oregon (State of) Facilities Authority (PeaceHealth); Series 2008 A, Ref. VRD RB (LOC–U.S. Bank, N.A.)(a)(b)	1.12%	08/01/2034	865	865,000
Portland (Port of) (Portland International Airport); Subseries 2008 18-A, Ref. VRD RB (LOC–Industrial & Commercial Bank of China Ltd.)(a)(b)(e)	1.18%	07/01/2026	625	625,000
				1,490,000

Pennsylvania–6.00%
Fayette (County of) Hospital Authority (Fayette Regional Health System); Series 2007 B, VRD RB (LOC–PNC Bank, N.A.)(a)(b)	1.09%	06/01/2037	615	615,000
Lebanon (County of) Health Facilities Authority (E.C.C. Retirement Village); Series 2000, VRD RB (LOC–PNC Bank, N.A.)(a)(b)	1.11%	10/15/2025	1,135	1,135,000
Luzerne (County of) Convention Center Authority; Series 1998 A, VRD Hotel Room Rental Tax RB (LOC–PNC Bank, N.A.)(a)(b)	1.10%	09/01/2028	250	250,000
Ridley School District; Series 2009, VRD Limited Tax GO Bonds (LOC–TD Bank, N.A.)(a)(b)	1.09%	11/01/2029	170	170,000
				2,170,000

Tennessee–1.16%
Clarksville (City of) Public Building Authority (Tennessee Municipal Bond Fund); Series 1994, VRD Pooled Financing RB (LOC–Bank of America, N.A.)(a)(b)(d)	1.20%	06/01/2024	420	420,000

Texas–11.09%
Aledo Independent School District; Series 2006 A, VRD School Building Unlimited Tax GO Bonds (CEP–Texas Permanent School Fund Guarantee Program)(a)	1.11%	08/01/2035	535	535,000
Harris (County of) Hospital District; Series 2010, Ref. VRD Sr. Lien RB (LOC–JPMorgan Chase Bank, N.A.)(a)(b)	1.12%	02/15/2042	200	200,000
North Texas Tollway Authority; Series 2009 D, Ref. VRD RB (LOC–Royal Bank of Canada)(a)(b)(c)	1.09%	01/01/2049	640	640,000
San Gabriel Health Facilities Development Corp. (YMCA of Greater Williamson County); Series 2005, VRD RB (LOC–JPMorgan Chase Bank, N.A.)(a)(b)	1.09%	04/01/2026	498	498,000
Texas (State of) Department of Housing & Community Affairs (Costa Mariposa Apartments); Series 2009, VRD MFH RB (CEP–FHLMC)(a)	1.09%	05/01/2042	420	420,000
Texas (State of); Series 2017, TRAN	4.00%	08/30/2018	1,000	1,014,704
University of Texas System Board of Regents; Series 2008 B, VRD Financing System RB(a)	0.98%	08/01/2025	700	700,000
				4,007,704

Utah–4.63%
Emery (County of) (Pacificorp); Series 1994, Ref. VRD PCR (LOC–Canadian Imperial Bank of Commerce)(a)(b)	1.13%	11/01/2024	1,350	1,350,000
Utah (County of) (IHC Health Services, Inc.); Series 2002 B, VRD Hospital RB(a)	1.07%	05/15/2035	100	100,000
Utah Housing Corp. (Timbergate Apartments); Series 2009 A, VRD MFH RB (CEP–FHLMC)(a)	1.15%	04/01/2042	225	225,000
				1,675,000

Virginia–3.04%
Norfolk (City of); Series 2007, VRD Unlimited Tax GO Bonds(a)	1.10%	08/01/2037	600	600,000
University of Virginia; Series 2018 A, Commercial Paper Notes	1.12%	03/08/2018	500	500,000
				1,100,000

Washington–1.52%
Washington (State of) Housing Finance Commission (Kitts Corner Apartments); Series 2014, VRD MFH RB (LOC–FHLB of San Francisco)(a)(b)	1.13%	09/01/2049	550	550,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Tax-Exempt Cash Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
West Virginia–2.96%
West Virginia (State of) Hospital Finance Authority (Cabell Huntington Hospital, Inc.); Series 2008 B, Ref. VRD Improvement RB (LOC–Branch Banking & Trust Co.)(a)(b)	1.12%	01/01/2034	$1,070	$1,070,000

Wisconsin–4.18%
Appleton (City of) (Great Northern Corp.); Series 2002 A, VRD IDR (LOC–Wells Fargo Bank, N.A.)(a)(b)(e)	1.35%	09/01/2019	1,100	1,100,000
Milwaukee (City of); Series 2017 M-11, School RAN	5.00%	09/27/2018	400	409,110
				1,509,110
TOTAL INVESTMENTS IN SECURITIES(f)(g)–99.65% (Cost $36,015,314)				36,015,314
OTHER ASSETS LESS LIABILITIES–0.35%				127,805
NET ASSETS–100.00%				$36,143,119

Investment Abbreviations:

CEP	– Credit Enhancement Provider
COP	– Certificates of Participation
FHLB	– Federal Home Loan Bank
FHLMC	– Federal Home Loan Mortgage Corp.
FNMA	– Federal National Mortgage Association
GO	– General Obligation
IDR	– Industrial Development Revenue Bonds
LOC	– Letter of Credit
MFH	– Multi-Family Housing
PCR	– Pollution Control Revenue Bonds
RAN	– Revenue Anticipation Notes
RB	– Revenue Bonds
Ref.	– Refunding
TRAN	– Tax and Revenue Anticipation Notes
VRD	– Variable Rate Demand

Notes to Schedule of Investments:

(a)	Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically based on current market interest rates. Rate shown is the rate in effect on February 28, 2018.
(b)	Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.
(c)	The security is credit guaranteed, enhanced or has credit risk by a foreign entity. The foreign credit exposure to countries other than the United States of America (as a percentage of net assets) is summarized as follows: other countries less than 5% each: 10.1%.
(d)	Security purchased or received in transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2018 was $1,780,000, which represented 4.92% of the Fund’s Net Assets.
(e)	Security subject to the alternative minimum tax.
(f)	This table provides a listing of those entities that have either issued, guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the securities held in the portfolio. In instances where the entity has guaranteed, backed or otherwise enhanced the credit quality of a security, it is not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations.

Entities	Percentage
PNC Bank, N.A.	5.68%
Federal Home Loan Bank	5.15
Bank of Tokyo — Mitsubishi UFJ Ltd. (The)	5.14
Bank of America, N.A.	5.10
Northern Trust Co. (The)	5.10

(g)	Also represents cost for federal income tax purposes.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Tax-Exempt Cash Fund

Statement of Assets and Liabilities

February 28, 2018

Assets:
Investments in securities, at value and cost	$36,015,314
Receivable for:
Investments sold	400,000
Fund shares sold	107,558
Interest	60,766
Investment for trustee deferred compensation and retirement plans	41,723
Other assets	22,892
Total assets	36,648,253

Liabilities:
Payable for:
Fund shares reacquired	416,495
Accrued fees to affiliates	6,314
Accrued trustees’ and officers’ fees and benefits	3,497
Accrued other operating expenses	33,668
Trustee deferred compensation and retirement plans	45,160
Total liabilities	505,134
Net assets applicable to shares outstanding	$36,143,119

Net assets consist of:
Shares of beneficial interest	$36,139,869
Undistributed net investment income	9,445
Undistributed net realized gain (loss)	(6,195)
$36,143,119

Net Assets:
Class A	$24,681,084
Class Y	$5,650,888
Investor Class	$5,801,145
Class R6	$10,002

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	24,676,969
Class Y	5,649,927
Investor Class	5,800,218
Class R6	10,000
Net asset value, offering and redemption price per share for each class	$1.00

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Tax-Exempt Cash Fund

Statement of Operations

For the year ended February 28, 2018

Investment income:
Interest	$338,130

Expenses:
Advisory fees	70,816
Administrative services fees	60,622
Custodian fees	352
Distribution fees — Class A	24,611
Transfer agent fees — A, Y and Investor	47,988
Transfer agent fees — R6	9
Trustees’ and officers’ fees and benefits	21,853
Registration and filing fees	62,226
Reports to shareholders	26,184
Professional services fees	49,917
Other	22,463
Total expenses	387,041
Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(103,253)
Net expenses	283,788
Net investment income	54,342
Net realized gain (loss) from investment securities	(1,172)
Net increase in net assets resulting from operations	$53,170

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Tax-Exempt Cash Fund

Statement of Changes in Net Assets

For the years ended February 28, 2018 and 2017

	2018	2017
Operations:
Net investment income	$54,342	$71,943
Net realized gain (loss)	(1,172)	(428)
Net increase in net assets resulting from operations	53,170	71,515

Distributions to shareholders from net investment income:
Class A	(36,427)	(49,897)
Class Y	(8,896)	(9,940)
Investor Class	(9,153)	(12,106)
Class R6	(6)	—
Total distributions from net investment income	(54,482)	(71,943)

Share transactions–net:
Class A	(5,975,463)	(7,577,927)
Class Y	1,075,761	(5,487,425)
Investor Class	(31,477)	(1,621,904)
Class R6	10,000	—
Net increase (decrease) in net assets resulting from share transactions	(4,921,179)	(14,687,256)
Net increase (decrease) in net assets	(4,922,491)	(14,687,684)

Net assets:
Beginning of year	41,065,610	55,753,294
End of year (includes undistributed net investment income of $9,445 and $4,039, respectively)	$36,143,119	$41,065,610

Notes to Financial Statements

February 28, 2018

NOTE 1—Significant Accounting Policies

Invesco Tax-Exempt Cash Fund (the “Fund”) is a series portfolio of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of six separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is to provide tax-exempt income consistent with preservation of capital and liquidity.

The Fund currently consists of four different classes of shares: Class A, Class Y, Investor Class and Class R6. Effective April 4, 2017, the Fund began offering Class R6 shares. Class Y and Investor Class shares are available only to certain investors. Under certain circumstances, Class A shares are subject to contingent deferred sales charges (“CDSC”). Class A, Class Y, Investor Class and Class R6 shares are sold at net asset value.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

The Fund is a “retail money market fund” as defined in Rule 2a-7 under the 1940 Act, and will continue to seek to maintain a stable or constant NAV of $1.00 per share using an amortized cost method of valuation. “Retail money market funds” are required to adopt policies and procedures reasonably designed to limit investments in the Fund to accounts beneficially owned by natural persons.

The Fund may impose a fee upon the sale of shares or may temporarily suspend the ability to sell shares if the Fund’s liquidity falls below required minimums or because of market conditions or other factors.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — The Fund’s securities are recorded on the basis of amortized cost which approximates value as permitted by Rule 2a-7 under the 1940 Act. This method values a security at its cost on the date of purchase and, thereafter, assumes a constant amortization to maturity of any premiums or accretion of any discounts.

Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

B.

Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is

13                         Invesco Tax-Exempt Cash Fund

recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable and tax-exempt earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay shareholders “exempt-interest dividends”, as defined in the Internal Revenue Code.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R6 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Other Risks — The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located.

Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and the Fund’s investments in municipal securities.

There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

14                         Invesco Tax-Exempt Cash Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser at the annual rate of 0.20% of the Fund’s average daily net assets.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco PowerShares Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

Invesco and/or Invesco Distributors, Inc. (“IDI”) voluntarily agreed to waive fees and/or reimburse expenses in order to increase the Fund’s yield. Voluntary fee waivers and/or reimbursements may be modified at any time upon consultation with the Board of Trustees without further notice to investors.

For the year ended February 28, 2018, the Adviser waived advisory fees and reimbursed fund level expenses of $48,136 and reimbursed class level expenses of $22,607, $4,733, $5,177 and $5 of Class A, Class Y, Investor Class and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 28, 2018, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 28, 2018, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with IDI to serve as the distributor for the Class A, Class Y, Investor Class and Class R6 shares of the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation up to a maximum annual rate of 0.10% of the Fund’s average daily net assets of Class A shares. The fees are accrued daily and paid monthly. Of the Rule 12b-1 payments, up to 0.10% of the average daily net assets of Class A shares may be paid to furnish continuing personal shareholder services to customers who purchase and own the shares of such classes. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) also impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. Pursuant to the Plan, for the year ended February 28, 2018, the Class A shares paid $3,021 after IDI waived Plan fees of $21,589.

CDSC are not recorded as expenses of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 28, 2018, IDI advised the Fund that IDI retained $4,397 from Class A for CDSC imposed for redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of February 28, 2018, all of the securities in this Fund were valued based on Level 2 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the year ended February 28, 2018, there were no material transfers between valuation levels.

15                         Invesco Tax-Exempt Cash Fund

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended February 28, 2018, the Fund engaged in securities purchases of $38,102,125 and securities sales of $33,653,163, which did not result in any net realized gains (losses).

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended February 28, 2018, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $1,006.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The Bank of New York Mellon, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 28, 2018 and 2017:

	2018	2017
Ordinary income — tax-exempt	$54,482	$71,943

Tax Components of Net Assets at Period-End:

2018
Undistributed tax-exempt income	$47,719
Temporary book/tax differences	(38,274)
Capital loss carryforward	(6,195)
Shares of beneficial interest	36,139,869
Total net assets	$36,143,119

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

16                         Invesco Tax-Exempt Cash Fund

The Fund has a capital loss carryforward as of February 28, 2018, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term		Total
February 28, 2019	$4,593		$—	$4,593
Not subject to expiration	1,602		—	1,602
	$6,195	$		$6,195

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of expired capital loss carryforward, on February 28, 2018, undistributed net investment income was increased by $5,546, undistributed net realized gain (loss) was increased by $3,680 and shares of beneficial interest was decreased by $9,226. This reclassification had no effect on the net assets of the Fund.

NOTE 10—Share Information

	Summary of Share Activity
	Years ended February 28,
	2018(a)		2017
	Shares	Amount	Shares	Amount
Sold:
Class A	11,613,206	$11,613,206	31,501,186	$31,501,186
Class Y	11,113,143	11,113,143	31,203,488	31,203,488
Investor Class	1,698,471	1,698,471	1,587,365	1,587,365
Class R6(b)	10,000	10,000	—	—

Issued as reinvestment of dividends:
Class A	34,941	34,941	43,258	43,258
Class Y	8,888	8,888	9,785	9,785
Investor Class	9,113	9,113	11,937	11,937

Reacquired:
Class A	(17,623,610)	(17,623,610)	(39,122,371)	(39,122,371)
Class Y	(10,046,270)	(10,046,270)	(36,700,698)	(36,700,698)
Investor Class	(1,739,061)	(1,739,061)	(3,221,206)	(3,221,206)
Net increase (decrease) in share activity	(4,921,179)	$(4,921,179)	(14,687,256)	$(14,687,256)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 37% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Commencement date of April 4, 2017.

17                         Invesco Tax-Exempt Cash Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets
Class A
Year ended 02/28/18	$1.00	$0.00	$(0.00)	$0.00	$(0.00)	$1.00	0.15%	$24,681	0.80	%(c)	1.12	%(c)	0.15	%(c)
Year ended 02/28/17	1.00	0.00	(0.00)	0.00	(0.00)	1.00	0.18	30,658	0.42		0.90		0.14
Year ended 02/29/16	1.00	0.00	—	0.00	(0.00)	1.00	0.11	38,235	0.00	(d)	0.91		0.11	(d)
Year ended 02/28/15	1.00	0.00	0.00	0.00	(0.00)	1.00	0.11	36,349	0.00	(d)	0.83		0.09	(d)
Year ended 02/28/14	1.00	0.00	0.00	0.00	(0.00)	1.00	0.10	81,583	0.04		0.74		0.08
Class Y
Year ended 02/28/18	1.00	0.00	(0.00)	0.00	(0.00)	1.00	0.17	5,651	0.79	(c)	1.02	(c)	0.16	(c)
Year ended 02/28/17	1.00	0.00	(0.00)	0.00	(0.00)	1.00	0.19	4,575	0.41		0.80		0.15
Year ended 02/29/16	1.00	0.00	—	0.00	(0.00)	1.00	0.11	10,063	0.00	(d)	0.81		0.11	(d)
Year ended 02/28/15	1.00	0.00	0.00	0.00	(0.00)	1.00	0.11	13,067	0.00	(d)	0.73		0.09	(d)
Year ended 02/28/14	1.00	0.00	0.00	0.00	(0.00)	1.00	0.10	10,991	0.04		0.64		0.08
Investor Class
Year ended 02/28/18	1.00	0.00	(0.00)	0.00	(0.00)	1.00	0.17	5,801	0.79	(c)	1.02	(c)	0.16	(c)
Year ended 02/28/17	1.00	0.00	(0.00)	0.00	(0.00)	1.00	0.19	5,833	0.41		0.80		0.15
Year ended 02/29/16	1.00	0.00	—	0.00	(0.00)	1.00	0.11	7,455	0.00	(d)	0.81		0.11	(d)
Year ended 02/28/15	1.00	0.00	0.00	0.00	(0.00)	1.00	0.11	10,218	0.00	(d)	0.73		0.09	(d)
Year ended 02/28/14	1.00	0.00	0.00	0.00	(0.00)	1.00	0.10	18,969	0.04		0.64		0.08
Class R6
Year ended 02/28/18(e)	1.00	0.00	(0.00)	0.00	(0.00)	1.00	0.17	10	0.95	(c)(f)	1.15	(c)(f)	0.00	(c)(f)

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Ratios are based on average daily net assets (000’s omitted) of $24,611, $5,153, $5,636 and $10 for Class A, Class Y, Investor Class and Class R6 shares, respectively.
(d)	Ratios include an adjustment for an adviser expense reimbursement of $8,256 and $5,452 in excess of current period expenses for the years ended February 29, 2016 and February 28, 2015, respectively. Ratios excluding this adjustment would have been lower by 0.01% and 0.01% for the years ended February 29, 2016 and February 28, 2015, respectively.
(e)	Commencement date of April 4, 2017.
(f)	Annualized.

18                         Invesco Tax-Exempt Cash Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)

and Shareholders of Invesco Tax-Exempt Cash Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Tax-Exempt Cash Fund (one of the funds constituting AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), hereafter referred to as the “Fund”) as of February 28, 2018, the related statement of operations for the year ended February 28, 2018, the statement of changes in net assets for each of the two years in the period ended February 28, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2018 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, TX

April 27, 2018

We have served as the auditor of one or more of the investment companies in the Invesco/PowerShares group of investment companies since at least 1995. We have not determined the specific year we began serving as auditor.

19                         Invesco Tax-Exempt Cash Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2017 through February 28, 2018.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (09/01/17)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (02/28/18)[1]	Expenses Paid During Period[2]	Ending Account Value (02/28/18)	Expenses Paid During Period[2]
A	$1,000.00	$1,001.30	$3.97	$1,020.83	$4.01	0.80%
Y	1,000.00	1,001.40	3.92	1,020.88	3.96	0.79
Investor	1,000.00	1,001.40	3.92	1,020.88	3.96	0.79
R6	1,000.00	1,001.40	3.97	1,020.83	4.01	0.80

[1]	The actual ending account value is based on the actual total return of the Fund for the period September 1, 2017 through February 28, 2018, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

20                         Invesco Tax-Exempt Cash Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2018:

Federal and State Income Tax
Qualified Dividend Income*	0%
Corporate Dividends Received Deduction*	0%
U.S. Treasury Obligations*	0%
Tax-Exempt Interest Dividends*	91.11%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

21                         Invesco Tax-Exempt Cash Fund

Trustees and Officers

The address of each trustee and officer is AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			158	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management).

Formerly: Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			158	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Tax-Exempt Cash Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	158	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	158	Board member of the Illinois Manufacturers’ Association
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	158	None
Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	158	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor)
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	158	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Prema Mathai-Davis — 1950 Trustee	1998	Retired.	158	None
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	158	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Ann Barnett Stern — 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	158	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	158	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	158	None
Christopher L. Wilson — 1957 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	158	TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); ISO New England, Inc. (non-profit organization managing regional electricity market)

T-2                         Invesco Tax-Exempt Cash Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	1999

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor — 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Secretary, W.L. Ross & Co., LLC; Secretary and Vice President, Jemstep, Inc.

Formerly: Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
John M. Zerr — 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC

Formerly: Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco

			N/A	N/A

T-3                         Invesco Tax-Exempt Cash Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
		Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)
Gregory G. McGreevey — 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Management Group, Inc.; Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, PowerShares Actively Managed

Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian Bank of New York Mellon 2 Hanson Place Brooklyn, NY 11217-1431

T-4                         Invesco Tax-Exempt Cash Fund

Explore High-Conviction Investing with Invesco

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
∎	Quarterly statements
∎	Daily confirmations
∎	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-07890 and 033-66242	Invesco Distributors, Inc.	TEC-AR-1	04122018	1201

Annual Report to Shareholders	February 28, 2018

Invesco Limited Term Municipal Income Fund
Nasdaq:
A: ATFAX ∎ A2: AITFX ∎ C: ATFCX ∎ Y: ATFYX ∎ R5: ATFIX ∎ R6: ATFSX

Letters to Shareholders

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    For much of the reporting period, major US stock market indexes rose to record highs – but in early 2018, volatility returned to the US stock and bond markets. Investors worried about how rising interest rates might affect economic growth; those concerns caused the US stock market, which many investors believed had risen too far, too fast, to pull back. Throughout the reporting period, economic data remained generally positive, corporate earnings remained strong and consumer sentiment remained positive, particularly after passage of legislation cutting personal and corporate tax rates in December. The US economy expanded throughout the reporting period, and the first signs of rising inflation appeared. In response, the US Federal Reserve raised interest rates three times, and the tone of its statements grew more hawkish regarding potential rate increases in 2018. Overseas, economic data were mixed, prompting the European Central Bank and central banks in China and Japan, among other countries, to maintain extraordinarily accommodative monetary policies.

    Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for whatever returns the market has to offer. The investment professionals at Invesco, in contrast, invest with high conviction. This means that, no matter the asset class or the strategy, each investment team has a passion to exceed. We want to help investors achieve better outcomes, such as seeking higher returns, helping mitigate risk and generating income. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

    You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

    Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2                         Invesco Limited Term Municipal Income Fund

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

∎ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

∎	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                         Invesco Limited Term Municipal Income Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended February 28, 2018, Class A shares of Invesco Limited Term Municipal Income Fund (the Fund), at net asset value (NAV), outperformed the S&P Municipal Bond Investment Grade Short Intermediate Index, the Fund’s style-specific benchmark.

      Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 2/28/17 to 2/28/18, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	0.93%
Class A2 Shares	1.18
Class C Shares	0.18
Class Y Shares	1.18
Class R5 Shares	1.18
Class R6 Shares*	1.24
S&P Municipal Bond Index▼ (Broad Market Index)	2.32
S&P Municipal Bond Investment Grade Short Intermediate Index▼ (Style-Specific Index)	0.68
Lipper Short-Intermediate Municipal Debt Funds Index∎ (Peer Group Index)	0.69

Source(s): ▼FactSet Research Systems Inc.; ∎Lipper Inc.

*Class R6 shares incepted on April 4, 2017. See page 7 for more information.

Market conditions and your Fund

Although shifting expectations about potential federal tax reform unsettled fixed income investors during the fourth quarter of 2017, municipal bonds enjoyed another year of positive performance in calendar year 2017, with investment grade municipals returning 5.45% and high yield municipals returning 9.69%.1 For the first two months of 2018 however, performance weakened, with investment grade municipals returning -1.47% and high yield municipals returning -0.87%.1

    Flows into the municipal bond asset class were positive for 10 of the 12 months covered in this report. The first negative month of flows was in December 2017. Flows were positive in January 2018, but turned negative again in February 2018.2

    The broad municipal bond market held up well in the aftermath of hurricanes Harvey, Irma and Maria – which caused Texas, Florida, the commonwealth of Puerto Rico and the US Virgin Islands to suffer staggering financial losses. The credit quality of each issuer before the storms was the most significant factor in the performance of its municipal debt. Puerto Rico and the US Virgin Islands have been struggling with deteriorating economic conditions for some time. In contrast, Texas and Florida are in relatively stronger economic and financial positions.

    Long standing budget standoffs in Illinois and New Jersey ended in 2017, with both states passing budgets within days of each other. This served to stabilize the states’ fiscal conditions and, therefore, their credit ratings, which in turn enhanced the performance of their municipal bonds.

    The most significant event impacting the municipal bond market during the fiscal year was passage of the Tax Cuts and Jobs Act (TCJA), which President Donald Trump signed into law in December 2017. As of January 1, 2018, individual tax rates are lower and the corporate tax rate was cut from 35% to 21%.3 In our opinion, the changes in individual income tax rates are not sufficient to negatively impact individual investors’ demand for municipal securities. Historically, lowering individual tax rates has had minimal impact on individual demand for municipal bonds but may reduce corporate demand. The TCJA eliminated the tax exemption for advance refunding bonds; we believe this may decrease municipal supply by 10% to 20% per year going forward.

    Municipal supply was strong through 2017, with $436 billion in new issuance – just 2% less than seen in 2016.4 Many issuers rushed to market with advance refundings previously planned for 2018. There was also a surge in private activity bond issuance until it became clear that the tax exemption for such securities would be preserved. New issuance totaled $62.5 billion in December 2017, making it a record month for issuance.4 This rush to market explains the extremely low volume in new issuance seen in January and February 2018.

    During the fiscal year, the Fund’s overweight allocation to revenue bonds compared to general obligation bonds benefited performance relative to its style-specific benchmark. The Fund’s security selection in investment grade bonds significantly contributed to relative performance. At a sector level, selection in hospital bonds yielded positive results. On a state level, security selection in Texas and California holdings also benefited the Fund’s relative performance.

    Security selection in the industrial development revenue/pollution control revenue sector marginally detracted from the Fund’s performance relative to its style-specific index during the fiscal year. Overweight exposure to lower coupon bonds (0.00-3.99%) detracted from relative performance although the Fund’s security selection in these issues significantly offset the negative effect on

Portfolio Composition
By credit sector, based on total investments
Revenue Bonds	77.3%
General Obligation Bonds	14.3
Pre-Refunded	7.6
Other	0.8

Top Five Debt Holdings
	% of total net assets

1.	Miami-Dade (County of); Series 2015	1.2%
2.	Whiting (City of) (BP Products North America); Series 2008	0.9
3.	Katy (City of) Independent School District; Series 2015 C	0.8
4.	Metropolitan Transportation Authority; Subseries 2012 A-2	0.7
5.	Omaha (City of) Public Power District; Series 2016 A	0.7

Total Net Assets	$2.2 billion

Total Number of Holdings	774

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of February 28, 2018.

4                Invesco Limited Term Municipal Income Fund

performance. On a state level, selection in New Jersey domiciled bonds were a slight detractor from the Fund’s relative performance.

    We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. This risk may be greater in the current market environment because interest rates are at or near historic lows. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics such as price, maturity, duration and coupon and market forces such as supply and demand for similar securities. We are monitoring interest rates, and the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the US Federal Reserve and certain foreign central banks. If interest rates rise faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

    Thank you for investing in Invesco Limited Term Municipal Income Fund and for sharing our long-term investment horizon.

1 Source: FactSet Research Systems Inc.

2 Source: Strategic Insight

3 Source: Internal Revenue Service

4 Source: The Bond Buyer

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Mark Paris Portfolio Manager and Chief Investment Officer and Head of Municipal Strategies for Invesco Fixed Income, is manager of
Invesco Limited Term Municipal Income Fund. He joined Invesco in 2010. Mr. Paris earned a BBA in finance from Baruch College – The City University of New York.

Jack Connelly Portfolio Manager, is manager of Invesco Limited Term Municipal Income Fund. He joined Invesco in 2016. Mr. Connelly earned a BA in philosophy from Wheaton College and masters degrees from the University of Rhode Island and Yale University.

Tim O’Reilly Portfolio Manager, is manager of Invesco Limited Term Municipal Income Fund. He joined Invesco in 2010. Mr. O’Reilly earned a
BS in finance from Eastern Illinois University and an MBA in finance from the University of Illinois at Chicago.

James Phillips Portfolio Manager, is manager of Invesco Limited Term Municipal Income Fund. He joined Invesco in 2010. Mr. Phillips earned a
BA in American literature from Empire State College, the independent study division of the State University of New York, and an MBA in finance from the University at Albany, State University of New York.

Robert Stryker Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Limited Term Municipal Income Fund. He joined Invesco in
2010. Mr. Stryker earned a BS in finance from the University of Illinois, Chicago.

Julius Williams Portfolio Manager, is manager of Invesco Limited Term Municipal Income Fund. He joined Invesco in 2010. Mr. Williams earned a BA in economics and sociology and a Master of Education degree in educational psychology from the University of Virginia.

5                Invesco Limited Term Municipal Income Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 2/28/08

1 Source: FactSet Research Systems Inc.

2 Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

    The S&P Municipal Bond Investment Grade Short Intermediate Index is not shown on the chart as the index does not have 10 years of performance history.

    The data shown in the chart include

reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6                Invesco Limited Term Municipal Income Fund

Average Annual Total Returns
As of 2/28/18, including maximum applicable sales charges

Class A Shares
Inception (10/31/02)	2.95%
10 Years	3.22
5 Years	0.55
1 Year	-1.59

Class A2 Shares
Inception (5/11/87)	4.74%
10 Years	3.63
5 Years	1.12
1 Year	0.21

Class C Shares
10 Years	2.70%
5 Years	0.30
1 Year	-0.81

Class Y Shares
10 Years	3.73%
5 Years	1.32
1 Year	1.18

Class R5 Shares
Inception (7/30/04)	3.42%
10 Years	3.74
5 Years	1.34
1 Year	1.18

Class R6 Shares
10 Years	3.51%
5 Years	1.13
1 Year	1.24

Class C shares incepted on June 28, 2013. Performance shown prior to that date is that of Class A2 shares, restated to reflect the higher 12b-1 fees applicable to Class C shares.

    Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A2 shares and includes the 12b-1 fees applicable to Class A2 shares.

    Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes

Average Annual Total Returns
As of 12/31/17, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (10/31/02)	3.01%
10 Years	3.21
5 Years	0.85
1 Year	-0.15

Class A2 Shares
Inception (5/11/87)	4.78%
10 Years	3.62
5 Years	1.41
1 Year	1.69

Class C Shares
10 Years	2.68%
5 Years	0.57
1 Year	0.66

Class Y Shares
10 Years	3.71%
5 Years	1.60
1 Year	2.68

Class R5 Shares
Inception (7/30/04)	3.49%
10 Years	3.72
5 Years	1.61
1 Year	2.68

Class R6 Shares
10 Years	3.50%
5 Years	1.41
1 Year	2.69

in net asset value and the effect of the maximum applicable sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class A2, Class C, Class Y, Class R5 and Class R6 shares was 0.60%, 0.35%, 1.35%, 0.35%, 0.35% and 0.32%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 2.50% sales charge. Class A2 share performance reflects the maximum 1.00% sales charge. The CDSC on Class C shares is 1% for the first year after purchase. Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

7                Invesco Limited Term Municipal Income Fund

Invesco Limited Term Municipal Income Fund’s investment objective is federal tax-exempt current income.

∎	Unless otherwise stated, information presented in this report is as of February 28, 2018, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	As of close of business October 30, 2002, Class A2 shares were closed to new investors.
∎	Class Y shares are available only to certain investors. Please see the prospectus for more information.
∎	Class R5 shares and Class R6 shares are available for use by retirement plans that meet certain standards and for institutional investors. Class R6 shares are also available through intermediaries that have established an agreement with Invesco Distributors, Inc. to make such shares available for use in retail omnibus accounts. Please see the prospectus for more information.

Principal risks of investing in the Fund

∎	Changing fixed income market conditions risk. The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near, at or below zero. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.
∎	Debt securities risk. The prices of debt securities held by the Fund will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling interest rates will cause the Fund to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce the Fund’s distributable income because interest payments on floating rate debt instruments held by the Fund will decline. The Fund could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. The Adviser’s credit analysis may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.

∎	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counter-party risk is the risk that the counter-party to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.
∎	High yield debt securities (junk bond) risk. Investments in high yield debt securities (“junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. These securities are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due, are more susceptible to default or decline in market value and are less liquid than investment grade debt securities. Prices of high yield debt securities tend to be very volatile.
∎	Inverse floating rate obligations risk. The price of inverse floating rate obligations (inverse floaters) is expected to decline when interest rates rise, and generally will decline further than the price of a bond with a similar maturity. The price of inverse floaters is typically more volatile than the price of bonds with similar maturities. These risks can be particularly high if leverage is used in the formula that determines the interest payable by the inverse floater, which may make the Fund’s returns more volatile and increase the risk of loss. Additionally, these securities may lose some or all of their principal and, in some cases, the Fund could lose money in excess of its investment.
∎	Liquidity risk. The Fund may be unable to sell illiquid investments at the time or price it desires and, as a result, could lose its entire investment in such investments. Liquid securities can become illiquid during periods of market stress. If a significant amount of the Fund’s securities become illiquid, the Fund may not be able to timely pay redemption proceeds

8                Invesco Limited Term Municipal Income Fund

and may need to sell securities at significantly reduced prices.

∎	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
∎	Medium-and lower-grade municipal securities risk. Medium-and lower-grade municipal securities generally involve more volatility and greater risks, including credit, market, liquidity and management risks, than higher-grade securities. Furthermore, many issuers of medium-and lower-grade securities choose not to have a rating assigned to their obligations. As such, the Fund’s portfolio may consist of a higher portion of unrated securities than an investment company investing solely in higher-grade securities. Unrated securities may not be as attractive to as many buyers as are rated securities, which may have the effect of limiting the Fund’s ability to sell such securities at their fair value.
∎	Municipal issuer focus risk. The municipal issuers in which the Fund invests may be located in the same geographic area or may pay their interest obligations from revenue of similar projects, such as hospitals, airports, utility systems and housing finance agencies. This may make the Fund’s investments more susceptible to similar social, economic, political or regulatory occurrences, making the Fund more susceptible to experience a drop in its share price than if the Fund had been more diversified across issuers that did not have similar characteristics.

∎	Municipal securities risk. The risk of a municipal obligation generally depends on the financial and credit status of the issuer. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the Fund’s ability to sell the security. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.
∎	Variable-rate demand notes risk. The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of these instruments, which could result in a loss.
∎	When-issued, delayed delivery and forward commitment risks. When-issued and delayed delivery transactions subject the Fund to market risk because the value or yield of a security at delivery may be more or less than the purchase price or yield generally available when delivery occurs, and counterparty risk because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction. These transactions also have a leveraging effect on the Fund because the Fund commits to purchase securities that it does not have to pay for until a later date, which increases the Fund’s overall investment exposure and, as a result, its volatility.
∎	Zero coupon or pay-in-kind securities risk. The value, interest rates, and liquidity of non-cash paying instruments, such as zero coupon and pay-in-kind securities, are subject to greater fluctuation than other types of securities. The higher yields and interest rates on pay-in-kind securities reflect the payment deferral and increased credit risk associated with such instruments and that such investments may represent a higher credit risk than loans that periodically pay interest.

About indexes used in this report

∎	The S&P Municipal Bond Index is a broad, market value-weighted index that seeks to measure the performance of the US municipal bond market.
∎	The S&P Municipal Bond Investment Grade Short Intermediate Index is an unmanaged index considered representative of investment grade US municipal bonds with maturities between one and eight years.
∎	The Lipper Short-Intermediate Municipal Debt Funds Index is an unmanaged index considered representative of short-intermediate municipal debt funds tracked by Lipper.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
∎	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

9                Invesco Limited Term Municipal Income Fund

Schedule of Investments

February 28, 2018

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations–99.14%
Alabama–0.76%
Alabama (State of) 21st Century Authority; Series 2012 A, Tobacco Settlement RB	5.00%	06/01/2019	$1,750	$1,825,810
Alabama (State of) Public School & College Authority; Series 2009 A, Ref. Capital Improvement RB	5.00%	05/01/2018	1,000	1,006,130
Birmingham (City of) Airport Authority;
Series 2003 A, Ref. RB(INS–AGM)(a)	4.00%	07/01/2018	1,985	2,001,595
Series 2003 A, Ref. RB(INS–AGM)(a)	4.00%	07/01/2019	1,410	1,453,978
Series 2003 A, Ref. RB(INS–AGM)(a)	4.50%	07/01/2020	1,375	1,413,651
Chatom (Town of) Industrial Development Board (PowerSouth Energy Cooperative);
Series 2010 A, Ref. Gulf Opportunity Zone RB(INS–AGC)(a)	4.25%	08/01/2018	3,540	3,579,082
Series 2010 A, Ref. Gulf Opportunity Zone RB(INS–AGC)(a)	4.25%	08/01/2019	3,535	3,656,321
Huntsville (City of) Health Care Authority; Series 2010 A, RB	5.00%	06/01/2018	2,740	2,763,920
				17,700,487

Alaska–0.39%
Alaska (State of) Industrial Development & Export Authority (Greater Fairbanks Community Hospital Foundation); Series 2004 A, RB (INS–AGM)(a)	5.13%	04/01/2019	1,000	1,036,280
Alaska (State of) Industrial Development & Export Authority; Series 2010 A, Ref. Revolving Fund RB	5.25%	04/01/2021	765	820,111
Alaska (State of) International Airports System;
Series 2016 A, Ref. RB	5.00%	10/01/2023	1,000	1,142,880
Series 2016 A, Ref. RB	5.00%	10/01/2024	2,000	2,318,720
North Slope (Borough of); Series 2008 A, Unlimited Tax GO Bonds	5.50%	06/30/2019	1,000	1,052,640
Southeast Alaska Power Agency; Series 2009, Ref. Electric RB (INS–AGC)(a)	5.13%	06/01/2024	650	676,845
Valdez (City of) (BP Pipelines); Series 2003 B, Ref. Marine Terminal RB	5.00%	01/01/2021	1,800	1,944,720
				8,992,196

Arizona–1.40%
Amphitheater Unified School District No. 10; Series 2009 B, School Improvement Unlimited Tax GO Bonds (INS–AGC)(a)	4.00%	07/01/2018	1,250	1,261,025
Arizona (State of);
Series 2010 A, COP(INS–AGM)(a)	5.00%	10/01/2018	2,000	2,038,760
Series 2010 A, COP(INS–AGM)(a)	5.00%	10/01/2019	1,000	1,052,360
Series 2010 B, COP(INS–AGM)(a)	5.00%	10/01/2021	2,000	2,130,940
Series 2010 B, COP(INS–AGM)(a)	5.00%	10/01/2022	2,000	2,130,080
Series 2010 B, COP(INS–AGM)(a)	5.00%	10/01/2023	2,000	2,129,660
Glendale (City of) Industrial Development Authority (Midwestern University); Series 2007, Ref. RB	5.25%	05/15/2019	1,200	1,248,864
Kingman Unified School District No. 20; Series 2009 C, School Improvement Unlimited Tax GO Bonds(b)(c)	5.00%	07/01/2019	1,500	1,568,670
Phoenix Civic Improvement Corp., Series 2017 B, Ref. Sr. Lien Airport RB	5.00%	07/01/2024	2,580	2,978,275
Phoenix Civic Improvement Corp.;
Series 2017 B, Ref. Sr. Lien Airport RB	5.00%	07/01/2023	2,355	2,682,345
Series 2017 B, Ref. Sr. Lien Airport RB	5.00%	07/01/2025	1,500	1,748,610
Salt River Project Agricultural Improvement & Power District;
Series 2016 A, Ref. Electric System RB	5.00%	01/01/2023	2,000	2,273,920
Series 2016 A, Ref. Electric System RB	5.00%	01/01/2024	2,500	2,892,875
Series 2016 A, Ref. Electric System RB	5.00%	01/01/2027	5,000	5,997,950
Yuma (City of) Industrial Development Authority (Regional Medical Center); Series 2014 A, Hospital RB	5.00%	08/01/2019	500	522,300
				32,656,634

California–8.10%
Albany Unified School District (Election of 2008); Series 2009 A, Unlimited Tax GO Bonds(b)(c)	5.00%	08/01/2019	1,520	1,595,878

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
Bay Area Toll Authority (San Francisco Bay Area);
Series 2007 E-3, Toll Bridge Floating Rate RB (SIFMA Municipal Swap Index + 0.70%)(b)(d)	1.79%	10/01/2019	$13,790	$13,844,471
Series 2017 D, Ref. Toll Bridge Floating Rate RB (3 mo. USD LIBOR + 0.55%)(b)(d)(e)	1.74%	04/01/2021	1,000	1,009,140
Bay Area Toll Authority; Series 2014 G, Toll Bridge Floating Rate RB (SIFMA Municipal Swap Index + 0.60%)(b)(d)	1.69%	04/01/2020	11,890	11,939,344
California (State of) Department of Water Resources; Series 2014 AT, Water System Floating Rate RB (SIFMA Municipal Swap Index + 0.37%)(b)(d)	1.46%	12/01/2022	4,000	4,003,840
California (State of) Health Facilities Financing Authority (Kaiser Permanente); Series 2017 D, RB(b)	5.00%	11/01/2022	5,000	5,688,550
California (State of) Health Facilities Financing Authority (Providence St. Joseph Health); Series 2016 B-2, Ref. RB(b)	4.00%	10/01/2024	10,000	11,058,900
California (State of) Health Facilities Financing Authority (The Episcopal Home);
Series 2010 B, RB(c)	5.10%	02/01/2019	145	150,042
Series 2010 B, RB(b)(c)	5.50%	02/01/2020	1,250	1,345,450
California (State of) Municipal Finance Authority (American Heritage Education Foundation); Series 2016 A, Education RB	4.00%	06/01/2026	2,315	2,460,266
California (State of) Municipal Finance Authority (Anaheim System Distribution Facilities); Series 2015 A, Second Lien Obligations Qualified Floating Rate RB (SIFMA Municipal Swap Index + 0.35%)(b)(d)	1.44%	12/01/2020	3,500	3,500,770
California (State of) Pollution Control Financing Authority (Pacific Gas & Electric Co.); Series 1996 C, Ref. VRD PCR (LOC–Mizuho Bank, Ltd.)(f)(g)	1.00%	11/01/2026	2,000	2,000,000
California (State of) Statewide Communities Development Authority (Enloe Medical Center); Series 2008 A, RB (INS–Cal-Mortgage)(a)	5.25%	08/15/2019	325	330,610
California (State of) Statewide Communities Development Authority (Henry Mayo Newhall Memorial Hospital); Series 2007 B, RB(b)(c)	5.05%	10/01/2018	1,500	1,533,735
California (State of);
Series 2009, Various Purpose Unlimited Tax GO Bonds	5.00%	10/01/2020	1,900	2,006,229
Series 2012 B, Ref. Unlimited Tax GO Floating Rate Bonds (SIFMA Municipal Swap Index + 1.00%)(d)	2.09%	05/01/2019	4,000	4,019,640
Series 2013 B, Ref. Various Purpose Unlimited Tax GO Floating Rate Bonds (SIFMA Municipal Swap Index + 0.38%)(b)(d)	1.47%	12/01/2022	3,000	3,003,990
Series 2013 C, Unlimited Tax GO Floating Rate Bonds (1 mo. USD LIBOR + 0.70%)(b)(d)	1.79%	12/01/2020	8,000	8,080,320
Series 2013 E, Unlimited Tax GO Floating Rate Bonds (1 mo. USD LIBOR + 0.83%)(b)(d)	1.94%	12/03/2018	13,000	13,010,790
Series 2016 B, Unlimited Tax GO Floating Rate Bonds (1 mo. USD LIBOR + 0.76%)(b)(d)	1.86%	12/01/2021	10,000	10,147,700
Series 2017, Ref. Various Purpose Unlimited Tax GO Bonds	5.00%	11/01/2025	5,000	5,947,350
California Infrastructure & Economic Development Bank (The J. Paul Getty Trust); Series 2011 A-3, Ref. Floating Rate RB (3 mo. USD LIBOR + 0.37%)(b)(d)	1.61%	04/01/2020	7,875	7,906,421
Chula Vista (City of) (San Diego Gas & Electric Co.); Series 2006 A, Ref. IDR	1.65%	07/01/2018	3,000	3,001,470
Corona-Norco Unified School District (Election of 2006); Series 2009 C, Unlimited Tax CAB GO Bonds (INS–AGM)(a)(h)	0.00%	08/01/2021	1,500	1,402,425
Golden State Tobacco Securitization Corp.;
Series 2015 A, Ref. Tobacco Settlement Asset-Backed RB	5.00%	06/01/2019	1,000	1,044,330
Series 2015 A, Ref. Tobacco Settlement Asset-Backed RB	5.00%	06/01/2021	1,000	1,103,470
Series 2017 A-1, Ref. Tobacco Settlement RB	5.00%	06/01/2023	4,650	5,230,367
Series 2017 A-1, Ref. Tobacco Settlement RB	5.00%	06/01/2024	11,500	13,031,915
Grossmont-Cuyamaca Community College District (Election of 2002); Series 2008 C, Unlimited Tax CAB GO Bonds (INS–AGC)(a)(h)	0.00%	08/01/2025	3,000	2,451,870
Hayward Unified School District (Election of 2008); Series 2010 A, Unlimited Tax CAB GO Bonds (INS–AGM)(a)(h)	0.00%	08/01/2020	1,000	957,440
Irvine (City of) (Reassessment District No. 13-1); Series 2013, Limited Obligation Special Assessment RB	4.00%	09/02/2018	450	455,130
Lake Tahoe Unified School District (Election of 2008); Series 2009, Unlimited Tax GO Bonds (INS–AGM)(a)	5.00%	08/01/2024	1,000	1,047,760
Los Angeles (City of) Department of Airports (Los Angeles International Airport); Series 2008 C, Sub. RB(b)(c)	5.00%	05/15/2018	1,000	1,007,770
Los Angeles (City of) Harbor Department; Series 2009 C, Ref. RB	5.00%	08/01/2021	2,000	2,222,900

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
Los Angeles Unified School District; Series 2017 A, Ref. Unlimited Tax GO Bonds	5.00%	07/01/2025	$5,000	$5,957,800
Monterey (County of) (2009 Refinancing); Series 2009, COP (INS–AGM)(a)	5.00%	08/01/2019	2,360	2,476,796
New Haven Unified School District;
Series 2009, Ref. Unlimited Tax GO Bonds(b)(c)	5.00%	08/01/2019	925	971,851
Series 2009, Ref. Unlimited Tax GO Bonds(INS–AGC)(a)	5.00%	08/01/2020	1,605	1,686,983
Northern California Power Agency;
Series 2010 A, Ref. Capital Facilities RB	5.00%	08/01/2020	1,000	1,063,820
Series 2010 A, Ref. Capital Facilities RB	5.00%	08/01/2021	1,000	1,063,230
Rowland Unified School District (Election of 2006); Series 2009 B, Unlimited Tax CAB GO Bonds(h)	0.00%	08/01/2023	1,300	1,146,769
Sacramento (County of);
Series 2009 B, Sr. Airport System RB	5.00%	07/01/2018	1,000	1,011,810
Series 2009 D, Sub. & Passenger Facility Charge Grant Airport System RB(INS–AGC)(a)	5.13%	07/01/2025	1,500	1,518,630
Series 2010, Ref. COP	5.25%	02/01/2019	1,500	1,549,170
Series 2010, Sr. Airport System RB	5.00%	07/01/2023	500	538,370
San Diego (City of) Public Facilities Financing Authority; Series 2016, Ref. Lease Ballpark RB	5.00%	10/15/2024	1,000	1,172,930
San Francisco (City & County of) Airport Commission (San Francisco International Airport); Series 2009 E, Second Series RB	5.50%	05/01/2026	2,000	2,092,620
San Pablo (City of) Successor Agency to the Redevelopment Agency; Series 2014 A, Ref. Tax Allocation RB (INS–AGM)(a)	4.00%	06/15/2018	450	453,357
Santa Ana (City of) (Local Street Improvement); Series 2007, Gas Tax Revenue COP (INS–NATL)(a)	4.38%	01/01/2024	1,000	1,002,370
Torrance Unified School District (Election of 2008-Measure Z);
Series 2009 B-1, Unlimited Tax CAB GO Bonds(h)	0.00%	08/01/2022	1,900	1,725,086
Series 2009 B-1, Unlimited Tax CAB GO Bonds(h)	0.00%	08/01/2023	2,000	1,761,440
Tustin Unified School District (Community Facilities District No. 88-1);
Series 2015, Ref. Special Tax RB(INS–BAM)(a)	5.00%	09/01/2022	1,500	1,696,065
Series 2015, Ref. Special Tax RB(INS–BAM)(a)	5.00%	09/01/2023	1,000	1,150,940
Tustin Unified School District (Community Facilities District No. 97-1);
Series 2015 A, Ref. Special Tax RB	5.00%	09/01/2022	1,000	1,114,730
Series 2015 A, Ref. Special Tax RB	5.00%	09/01/2023	650	737,269
Series 2015 A, Ref. Special Tax RB	5.00%	09/01/2024	1,500	1,714,905
Twin Rivers Unified School District (School Facility Bridge Funding Program); Series 2007, COP (INS–AGM)(a)(b)	3.20%	06/01/2020	3,695	3,699,951
Vernon (City of);
Series 2009 A, Electric System RB(b)(c)	5.13%	08/01/2019	630	655,817
Series 2009 A, Electric System RB	5.13%	08/01/2021	1,415	1,482,000
West Contra Costa Unified School District (Election of 2005); Series 2008 B, Unlimited Tax GO Bonds	6.00%	08/01/2027	1,000	1,304,650
				188,289,642

Colorado–1.42%
Aurora (City of) (The Children’s Hospital Association); Series 2004 D, Hospital RB(b)(c)	5.00%	06/01/2018	1,000	1,009,130
Colorado (State of) Educational & Cultural Facilities Authority (The Classical Academy); Series 2008 A, Charter School RB(b)(c)	6.75%	12/01/2018	515	535,234
Colorado (State of) Health Facilities Authority (North Colorado Medical Center, Inc.); Series 2003 A, Hospital RB(b)(c)	5.25%	05/15/2019	1,000	1,043,650
Colorado (State of) Health Facilities Authority (Sisters of Charity of Leavenworth Health System); Series 2010 B, RB	5.00%	01/01/2019	2,795	2,875,860
Colorado School of Mines Board of Trustees; Series 2009, Ref. & Improvement Enterprise RB(b)(c)	5.00%	12/01/2018	160	164,336
Denver (City & County of); Series 2016, Ref. Airport System Floating Rate RB (1 mo. USD LIBOR + 0.86%)(b)(d)	1.96%	11/15/2019	8,600	8,641,452
Denver School District No. 1; Series 2009 A, Unlimited Tax GO Bonds(b)(c)	5.00%	06/01/2019	1,000	1,042,680
E-470 Public Highway Authority;
Series 2017 A, Ref. Sr. Floating Rate RB (1 mo. USD LIBOR + 0.90%)(b)(d)	1.99%	09/01/2019	5,830	5,844,750
Series 2017 B, Sr. Floating Rate RB (1 mo. USD LIBOR + 1.05%)(b)(d)	2.12%	09/01/2021	2,000	2,036,280

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Colorado–(continued)
Public Authority for Colorado Energy;
Series 2008, Natural Gas Purchase RB	6.13%	11/15/2023	$1,550	$1,836,874
Series 2008, Natural Gas Purchase RB	6.25%	11/15/2028	2,000	2,491,380
University of Colorado Hospital Authority (UCHA Obligated Group); Series 2017 C-2, RB(b)	5.00%	03/01/2022	5,000	5,500,650
				33,022,276

Connecticut–2.55%
Connecticut (State of) (Transportation Infrastructure);
Series 2013 A, Special Tax Obligation RB	5.00%	10/01/2023	2,180	2,453,721
Series 2018, Special Tax Obligation RB	5.00%	01/01/2026	7,000	7,996,520
Series 2018, Special Tax Obligation RB	5.00%	01/01/2027	3,000	3,439,740
Connecticut (State of) Health & Educational Facility Authority (Sacred Heart University);
Series 2012 H, Ref. RB(c)	4.00%	07/01/2022	2,590	2,813,905
Series 2017 I-1, Ref. RB	5.00%	07/01/2024	670	767,907
Series 2017 I-1, Ref. RB	5.00%	07/01/2025	400	463,104
Connecticut (State of) Health & Educational Facility Authority (Yale New Haven Health); Series 2014 B, Floating Rate RB (1 mo. USD LIBOR + 0.55%)(b)(d)	1.61%	07/01/2019	12,000	12,000,000
Connecticut (State of) Health & Educational Facility Authority (Yale University); Series 2017 C-2, Ref. RB(b)	5.00%	02/01/2023	8,000	9,093,680
Connecticut (State of);
Series 2013 A, Unlimited Tax GO Floating Rate Bonds (SIFMA Municipal Swap Index + 0.55%)(d)	1.64%	03/01/2019	4,425	4,428,230
Series 2013 A, Unlimited Tax GO Floating Rate Bonds (SIFMA Municipal Swap Index + 0.65%)(d)	1.74%	03/01/2020	6,000	6,022,500
Series 2013 A, Unlimited Tax GO Floating Rate Bonds (SIFMA Municipal Swap Index + 0.85%)(d)	1.94%	03/01/2022	5,000	5,050,950
New Haven (City of) Solid Waste & Recycling Authority; Series 2008, RB(b)(c)	5.13%	06/01/2018	1,000	1,009,180
University of Connecticut; Series 2016 A, GO Bonds	5.00%	03/15/2023	3,295	3,685,820
				59,225,257

Delaware–0.11%
Delaware (State of) Health Facilities Authority (Bayhealth Medical Center);
Series 2009 A, RB(b)(c)	4.05%	07/01/2019	1,000	1,033,320
Series 2009 A, RB(c)	5.00%	07/01/2018	1,540	1,558,696
				2,592,016

District of Columbia–0.46%
District of Columbia (Georgetown University);
Series 2001 C, University RB(b)(c)	5.25%	10/01/2018	2,000	2,044,340
Series 2011, University RB(b)(c)	5.00%	04/01/2021	2,055	2,247,944
Series 2017, Ref. University RB	5.00%	04/01/2023	1,000	1,132,340
Series 2017, Ref. University RB	5.00%	04/01/2024	1,500	1,724,895
Washington Metropolitan Area Transit Authority; Series 2017 A-1, Ref. Gross RB	5.00%	07/01/2024	3,000	3,476,490
				10,626,009

Florida–5.67%
Braword (County of) Professional Sports Facilities (Broward County Civic Arena); Series 2016, Ref. Tax RB	5.00%	09/01/2024	3,250	3,738,735
Broward (County of) School Board; Series 2017 C, Ref. COP	5.00%	07/01/2025	5,000	5,843,300
Central Florida Expressway Authority; Series 2016 B, Ref. Sr. Lien RB	5.00%	07/01/2025	2,000	2,346,100
Citizens Property Insurance Corp. (Coastal Account); Series 2011 A-1, Sr. Sec. RB	5.00%	06/01/2020	1,000	1,072,430
Citizens Property Insurance Corp.; Series 2012 A-1, Sr. Sec. RB	5.00%	06/01/2022	8,000	8,961,920
Escambia (County of) (Gulf Power Co.); Series 1997, Ref. PCR(b)	2.10%	04/11/2019	2,000	2,001,080
Florida (State of) (Department of Transportation);
Series 2015, Ref. Right-of-Way Unlimited Tax GO Bonds	5.00%	07/01/2025	7,100	8,375,657
Series 2016 A, Ref. Unlimited Tax GO Bonds	5.00%	07/01/2025	2,610	3,078,939

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Florida–(continued)
Florida (State of) Board of Education;
Series 2009 A, Lottery RB	5.00%	07/01/2023	$2,000	$2,044,200
Series 2009 A, Lottery RB	5.25%	07/01/2024	1,715	1,754,308
Florida (State of) Department of Education; Series 2006 A, Community College Capital Improvement RB (INS–NATL)(a)	5.00%	07/01/2018	1,335	1,339,219
Florida (State of) Department of Environmental Protection; Series 2014, Ref. Preservation RB	5.00%	07/01/2022	10,000	11,247,100
Florida (State of) Department of Transportation;
Series 2015 B, Ref. Turnpike RB	5.00%	07/01/2022	3,860	4,355,084
Series 2016 A, Ref. Turnpike RB	5.00%	07/01/2023	5,775	6,634,089
Florida (State of) Mid-Bay Bridge Authority;
Series 2015 A, Ref. RB	5.00%	10/01/2022	1,485	1,664,522
Series 2015 A, Ref. RB	5.00%	10/01/2023	1,000	1,132,790
Gulf Breeze (City of) (Local Government Loan Program); Series 1985 J, RB(i)	4.50%	12/01/2020	3,050	3,267,983
Hillsborough (County of) School Board;
Series 2015, Ref. Sales Tax RB(INS–AGM)(a)	5.00%	10/01/2020	2,200	2,377,870
Series 2015, Ref. Sales Tax RB(INS–AGM)(a)	5.00%	10/01/2021	1,700	1,880,931
Series 2015, Ref. Sales Tax RB(INS–AGM)(a)	5.00%	10/01/2022	1,500	1,691,100
JEA; Series 2017 A, Ref. Water & Sewer System RB	5.00%	10/01/2025	12,000	14,177,880
Manatee (County of) School District; Series 2017, Sales Tax RB (INS–AGM)(a)	5.00%	10/01/2024	2,600	3,028,116
Miami (City of); Series 2009, Ref. Parking System RB (INS–AGC)(a)	5.00%	10/01/2028	750	785,542
Miami-Dade (County of) (Jackson Health System);
Series 2009, Public Facilities RB(b)(c)	5.50%	06/01/2019	2,455	2,578,020
Series 2009, Public Facilities RB(INS–AGC)(a)	5.00%	06/01/2018	1,000	1,009,100
Miami-Dade (County of) (Miami International Airport);
Series 2009 B, Aviation RB(b)(c)	5.00%	10/01/2019	1,000	1,054,450
Series 2009 B, Aviation RB(b)(c)	5.00%	10/01/2019	1,000	1,054,450
Miami-Dade (County of) Transit System Sales Surtax Revenue; Series 2015, Ref. RB	5.00%	07/01/2019	1,350	1,411,438
Miami-Dade (County of);
Series 2008 C, Ref. Water & Sewer System RB(b)(c)	5.00%	10/01/2018	1,500	1,532,415
Series 2008 C, Ref. Water & Sewer System RB(b)(c)	5.13%	10/01/2018	1,525	1,559,053
Series 2008 C, Ref. Water & Sewer System RB(b)(c)	5.50%	10/01/2018	1,500	1,536,750
Series 2015, Ref. Water & Sewer System RB	5.00%	10/01/2024	23,000	26,726,000
Port St. Lucie (City of) (Municipal Complex); Series 2008, Ref. Master Lease Project COP(b)(c)	6.25%	09/01/2018	500	512,225
				131,772,796

Georgia–2.67%
Atlanta (City of);
Series 2009 B, Water & Wastewater RB(b)(c)	5.00%	11/01/2019	865	914,400
Series 2009 B, Water & Wastewater RB(b)(c)	5.00%	11/01/2019	870	919,686
Series 2009 B, Water & Wastewater RB(INS–AGM)(a)	4.13%	11/01/2019	970	1,011,186
Series 2009 B, Water & Wastewater RB(INS–AGM)(a)	5.00%	11/01/2020	630	664,701
Series 2009 B, Water & Wastewater RB(INS–AGM)(a)	5.00%	11/01/2021	635	669,868
Series 2009 B, Water & Wastewater RB(INS–AGM)(a)	5.25%	11/01/2027	2,000	2,399,420
Burke (County of) Development Authority (Georgia Power Co. Plant Vogtle);
Series 1994, PCR(b)	2.20%	04/02/2019	1,000	1,001,590
Series 1994, PCR(b)	2.20%	04/02/2019	4,000	4,006,360
Burke (County of) Development Authority (Oglethorpe Power Vogtle); Series 2013 A, PCR(b)	2.40%	04/01/2020	2,000	1,982,320
DeKalb (County of) Hospital Authority (DeKalb Medical Center, Inc.); Series 2010, RAC	5.25%	09/01/2020	1,535	1,619,041
Fayette (County of) Hospital Authority (Fayette Community Hospital);
Series 2009 A, RAC	4.38%	06/15/2020	2,500	2,584,675
Series 2009 A, RAC	4.50%	06/15/2021	2,500	2,583,750
Fulton (County of) Development Authority (Piedmont Healthcare, Inc.); Series 2009 A, RB(b)(c)	5.00%	06/15/2019	2,830	2,958,227

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Georgia–(continued)
Gainesville (City of) & Hall (County of) Development Authority (Acts Retirement-Life Community); Series 2012, Retirement Community RB	5.00%	11/15/2022	$2,000	$2,196,920
Gainesville (City of) & Hall (County of) Hospital Authority (Northeast Georgia Health System, Inc.); Series 2014 B, Ref. Floating Rate RB (SIFMA Municipal Swap Index + 0.95%)(b)(d)	2.04%	02/18/2020	8,100	8,129,889
Glynn-Brunswick Memorial Hospital Authority;
Series 2008, RAC(b)(c)	5.00%	08/01/2018	900	913,311
Series 2008, RAC	5.00%	08/01/2020	100	101,552
Series 2008, RAC(b)(c)	5.25%	08/01/2018	900	914,238
Series 2008, RAC	5.25%	08/01/2023	100	101,456
Gwinnett (County of) Hospital Authority (Gwinnett Hospital System, Inc.); Series 2007 D, RAC (INS–AGM)(a)	5.25%	07/01/2029	2,000	2,080,500
Macon-Bibb (County of) Hospital Authority (Medical Center of Central Georgia, Inc.);
Series 2009, RAC(c)	4.00%	08/01/2019	635	656,488
Series 2009, RAC(b)(c)	5.00%	08/01/2019	1,260	1,320,178
Main Street Natural Gas, Inc.; Series 2018 A, Gas Supply RB(b)	4.00%	09/01/2023	8,000	8,612,800
Medical Center Hospital Authority (Columbus Regional Healthcare System, Inc.);
Series 2010, RAC(INS–AGM)(a)	3.50%	08/01/2020	2,000	2,068,040
Series 2010, RAC(INS–AGM)(a)	5.00%	08/01/2021	1,500	1,610,100
Monroe (County of) Development Authority (Georgia Power Co. Plant Sherer); Series 1995, PCR(b)	2.00%	06/13/2019	3,500	3,496,010
Richmond (County of) Hospital Authority (University Health Services, Inc.);
Series 2009, RAC(b)(c)	5.25%	01/01/2019	2,500	2,577,250
Series 2016, Ref. RAC	5.00%	01/01/2024	1,000	1,142,400
Series 2016, Ref. RAC	5.00%	01/01/2025	1,500	1,735,095
Series 2016, Ref. RAC	5.00%	01/01/2026	1,000	1,168,240
				62,139,691

Guam–0.26%
Guam (Territory of) Power Authority;
Series 2012 A, Ref. RB(INS–AGM)(a)	5.00%	10/01/2019	1,000	1,047,930
Series 2012 A, Ref. RB(INS–AGM)(a)	5.00%	10/01/2020	2,070	2,222,745
Guam (Territory of);
Series 2015 D, Ref. Business Privilege Tax RB	5.00%	11/15/2019	1,000	1,049,670
Series 2015 D, Ref. Business Privilege Tax RB	5.00%	11/15/2020	1,500	1,612,680
				5,933,025

Hawaii–0.74%
Hawaii (State of); Series 2016 FB, Unlimited Tax GO Bonds	5.00%	04/01/2024	9,675	11,208,778
Honolulu (City & County of) (Honolulu Rail Transit); Series 2017, Unlimited Tax GO Floating Rate Bonds (SIFMA Municipal Swap Index + 0.31%)(b)(d)	1.40%	09/01/2020	6,000	6,002,580
				17,211,358

Idaho–0.31%
Idaho (State of) Health Facilities Authority (Trinity Health Credit Group); Series 2008 B, Ref. RB	5.63%	12/01/2019	1,000	1,031,120
Idaho (State of) Housing & Finance Association (Federal Highway Trust Fund); Series 2009 A, Grant & RAB(b)(c)	5.25%	07/15/2019	500	525,240
Regents of the University of Idaho;
Series 2007 B, General RB(b)(c)	4.50%	04/01/2018	1,760	1,764,717
Series 2011, Ref. General RB(b)	5.25%	04/01/2021	3,475	3,800,920
				7,121,997

Illinois–8.17%
Bolingbrook (Village of); Series 2010 A, Ref. Unlimited Tax GO Bonds (INS–AGM)(a)	5.00%	01/01/2023	1,260	1,321,060
Chicago (City of) (Midway Airport);
Series 2013 B, Ref. Second Lien RB	5.00%	01/01/2020	2,000	2,120,280
Series 2014 B, Ref. Second Lien RB	5.00%	01/01/2019	400	411,672
Series 2014 B, Ref. Second Lien RB	5.00%	01/01/2020	500	530,070

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Illinois–(continued)
Chicago (City of) (O’Hare International Airport);
Series 2010 C, Third Lien General Airport RB(INS–AGC)(a)	5.25%	01/01/2021	$1,025	$1,091,246
Series 2015 B, Ref. RB	5.00%	01/01/2022	3,650	4,044,638
Series 2015 B, Ref. RB	5.00%	01/01/2023	5,000	5,638,100
Chicago (City of) Metropolitan Water Reclamation District;
Series 2016 B, Ref. Limited Tax GO Bonds	5.00%	12/01/2023	4,175	4,756,744
Series 2016 B, Ref. Limited Tax GO Bonds	5.00%	12/01/2024	4,265	4,923,089
Series 2016 B, Ref. Limited Tax GO Bonds	5.00%	12/01/2025	4,370	5,081,480
Series 2016 D, Limited Tax GO Green Bonds	5.00%	12/01/2023	1,755	1,999,542
Chicago (City of) Transit Authority (FTA Section 5307 Urbanized Area Formula Funds);
Series 2015, Ref. Capital Grant Receipts RB	5.00%	06/01/2018	4,500	4,536,315
Series 2015, Ref. Capital Grant Receipts RB	5.00%	06/01/2021	8,000	8,687,520
Series 2017, Ref. Capital Grant Receipts RB	5.00%	06/01/2025	4,000	4,520,200
Chicago (City of) Transit Authority (FTA Section 5309 Fixed Guideway Modernization Formula Funds); Series 2008 A, Capital Grant Receipts RB(b)(c)	5.25%	12/01/2018	2,500	2,573,325
Chicago (City of) Transit Authority (FTA Section 5337 State of Good Repair Formula Funds); Series 2017, Ref. Capital Grant Receipts RB	5.00%	06/01/2025	1,500	1,700,310
Chicago (City of) Transit Authority; Series 2011, Sales Tax Receipts RB	5.25%	12/01/2024	6,705	7,390,720
Chicago (City of);
Series 2003 B, Ref. Unlimited Tax GO Bonds	5.00%	01/01/2024	3,205	3,472,233
Series 2004, Ref. Second Lien Waterworks RB	5.00%	11/01/2021	6,000	6,541,620
Series 2004, Ref. Second Lien Waterworks RB	5.00%	11/01/2022	5,675	6,282,565
Series 2004, Ref. Second Lien Waterworks RB	5.00%	11/01/2023	2,475	2,777,569
Series 2004, Ref. Second Lien Waterworks RB	5.00%	11/01/2024	5,750	6,502,732
Series 2007 A, Ref. Project Unlimited Tax GO Bonds(INS–NATL)(a)	5.00%	01/01/2029	960	967,219
Series 2014, Second Lien Waterworks RB	5.00%	11/01/2021	1,000	1,090,270
Series 2017 B, Ref. Second Lien Wastewater Transmission RB	5.00%	01/01/2025	3,520	3,963,309
Cook (County of);
Series 2009 A, Ref. Unlimited Tax GO Bonds	5.00%	11/15/2019	2,015	2,118,430
Series 2009 C, Ref. Unlimited Tax GO Bonds	5.00%	11/15/2020	5,150	5,405,440
Cook County School District No. 144 (Prairie Hills); Series 2010 A, School Limited Tax GO Bonds(c)	4.25%	12/01/2020	555	593,278
DeKalb County Community Unit School District No. 428;
Series 2010, School Building Unlimited Tax CAB GO Bonds(c)(h)	0.00%	01/01/2019	195	192,578
Series 2010, School Building Unlimited Tax CAB GO Bonds(h)	0.00%	01/01/2019	805	791,677
Series 2010, School Building Unlimited Tax CAB GO Bonds(c)(h)	0.00%	01/01/2020	380	368,471
Series 2010, School Building Unlimited Tax CAB GO Bonds(h)	0.00%	01/01/2020	620	591,474
Illinois (State of) Finance Authority (Advocate Health Care Network); Series 2010 D, Ref. RB(b)(c)	5.00%	04/01/2019	1,200	1,246,020
Illinois (State of) Finance Authority (Centegra Health System); Series 2014 A, RB	5.00%	09/01/2018	465	470,571
Illinois (State of) Finance Authority (Northwestern Memorial Healthcare); Series 2017 B, RB(b)	5.00%	12/15/2022	4,000	4,527,400
Illinois (State of) Finance Authority (Southern Illinois Healthcare Enterprises, Inc.);
Series 2005, RB(b)(c)	5.25%	03/01/2020	1,500	1,607,505
Series 2005, RB(b)(c)	5.25%	03/01/2020	1,275	1,366,379
Illinois (State of) Finance Authority (Swedish Covenant Hospital);
Series 2016 A, Ref. RB	5.00%	08/15/2018	500	505,675
Series 2016 A, Ref. RB	5.00%	08/15/2019	500	516,995
Illinois (State of) Finance Authority (The Peoples Gas Light & Coke Company); Series 2010 B, Ref. Gas Supply RB(b)	1.88%	08/01/2020	7,000	6,930,490
Illinois (State of) Finance Authority (University of Chicago Medical Center);
Series 2016 A, Ref. RB	5.00%	08/15/2023	1,075	1,221,759
Series 2016 A, Ref. RB	5.00%	08/15/2024	1,000	1,149,400
Illinois (State of) Metropolitan Pier & Exposition Authority (McCormick Place Expansion);
Series 2002, Dedicated State Tax CAB RB(INS–NATL)(a)(h)	0.00%	12/15/2032	25,000	12,651,250
Series 2002, Dedicated State Tax RB(b)(c)	5.70%	06/15/2022	875	1,016,925
Series 2002, Dedicated State Tax (INS–NATL)(a)	5.70%	06/15/2025	3,125	3,514,469

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Illinois–(continued)
Illinois (State of);
Series 2010, Ref. Unlimited Tax GO Bonds	5.00%	01/01/2023	$525	$542,787
Series 2012, Ref. Unlimited Tax GO Bonds	5.00%	08/01/2025	4,710	4,885,165
Series 2013, Unlimited Tax GO Bonds	5.00%	07/01/2021	2,500	2,617,600
Series 2014, Unlimited Tax GO Bonds	5.00%	02/01/2019	1,165	1,190,490
Series 2014, Unlimited Tax GO Bonds	5.00%	02/01/2021	5,000	5,211,550
Series 2014, Unlimited Tax GO Bonds	5.00%	02/01/2024	1,100	1,155,616
Series 2014, Unlimited Tax GO Bonds	5.00%	02/01/2025	4,695	4,917,261
Series 2017 D, Unlimited Tax GO Bonds	5.00%	11/01/2022	3,000	3,161,580
Series 2017 D, Unlimited Tax GO Bonds	5.00%	11/01/2026	3,145	3,300,332
Railsplitter Tobacco Settlement Authority;
Series 2010, RB	5.25%	06/01/2020	1,850	1,983,107
Series 2010, RB(b)(c)	5.50%	06/01/2021	1,500	1,674,255
Series 2017, RB	5.00%	06/01/2025	7,000	7,998,550
Springfield (City of);
Series 2015, Ref. Electric Sr. Lien RB	5.00%	03/01/2025	4,705	5,352,220
Series 2015, Ref. Sr. Lien Electric RB	5.00%	03/01/2023	2,000	2,235,500
St. Clair (County of) (Alternative Revenue Source);
Series 2009, Ref. Unlimited Tax GO Bonds(c)	5.00%	10/01/2019	625	658,025
Series 2009, Ref. Unlimited Tax GO Bonds(b)(c)	5.00%	10/01/2019	970	1,021,255
Series 2009, Ref. Unlimited Tax GO Bonds	5.00%	10/01/2019	375	394,755
Series 2009, Ref. Unlimited Tax GO Bonds	5.00%	10/01/2021	510	537,362
Will, Grundy, Etc. Counties Community College District No. 525 (Joliet Junior College);
Series 2008, Unlimited Tax GO Bonds(b)(c)	5.75%	06/01/2018	240	242,573
Series 2008, Unlimited Tax GO Bonds	5.75%	06/01/2027	1,195	1,206,329
				189,996,326

Indiana–2.78%
Clark-Pleasant Middle School Building Corp.; Series 2009, First Mortgage RB(b)(c)	5.00%	07/15/2019	1,000	1,047,810
Indiana (State of) Finance Authority (CWA Authority);
Series 2014-A, First Lien Wastewater Utility RB	5.00%	10/01/2018	410	418,405
Series 2014-A, First Lien Wastewater Utility RB	5.00%	10/01/2019	335	352,433
Indiana (State of) Finance Authority (Indiana University Health Obligated Group); Series 2016 A, Ref. Hospital RB	5.00%	12/01/2024	8,400	9,769,704
Indiana (State of) Finance Authority; Series 2016 C, Ref. Highway RB	5.00%	12/01/2025	7,000	8,295,770
Indiana (State of) Municipal Power Agency;
Series 2011 A, Power Supply System RB	5.00%	01/01/2021	250	271,540
Series 2011 A, Power Supply System RB(b)(c)	5.00%	07/01/2021	250	276,085
Indiana Bond Bank; Series 2007 B-1, Special Program Gas Floating Rate RB (3 mo. USD LIBOR + 0.97%)(d)	1.88%	10/15/2022	3,875	3,875,194
Indianapolis Local Public Improvement Bond Bank (Waterworks);
Series 2009 A, RB(b)(c)	5.25%	01/01/2019	200	206,434
Series 2009 A, RB(INS–AGC)(a)	5.25%	01/01/2029	840	866,804
Monroe County Community 1996 School Building Corp.; Series 2008, First Mortgage RB(b)(c)	5.13%	01/15/2019	2,285	2,359,468
Purdue University;
Series 2016 CC, Ref. RB	5.00%	07/01/2023	3,115	3,573,310
Series 2016 CC, Ref. Student Fee RB	5.00%	07/01/2022	7,285	8,225,858
Rockport (City of) (Indiana Michigan Power Co.); Series 2009 A, Ref. PCR(b)	1.75%	06/01/2018	4,500	4,497,120
University of Southern Indiana; Series 2009 J, Student Fee RB(b)(c)	5.00%	10/01/2019	400	421,460
Whiting (City of) (BP Products North America); Series 2008, Environmental Facilities RB(b)	1.85%	10/01/2019	20,000	20,087,000
				64,544,395

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                         Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Iowa–0.44%
Ames (City of) (Mary Greeley Medical Center); Series 2011, Hospital RB(b)(c)	5.38%	06/15/2020	$1,825	$1,973,007
Iowa (State of) Finance Authority (Iowa Health System); Series 2005 A, Health Facilities RB (INS–AGC)(a)	5.00%	02/15/2019	500	515,475
Iowa Student Loan Liquidity Corp.;
Series 2009 1, RB	5.25%	12/01/2018	2,500	2,562,900
Series 2009 2, RB	5.40%	12/01/2023	2,500	2,624,400
Series 2009 3, RB	5.00%	12/01/2019	2,500	2,625,875
				10,301,657

Kansas–1.09%
Dodge City (City of); Series 2009, Sales Tax RB(b)(c)	5.00%	06/01/2019	1,000	1,043,320
Kansas (State of) Department of Transportation; Series 2015, Highway RB	5.00%	09/01/2025	5,725	6,766,607
Kansas (State of) Development Finance Authority (University of Kansas Health System); Series 2011 H, Health Facilities RB	5.00%	03/01/2024	500	529,320
Kansas (State of) Development Finance Authority;
Series 2015 G, RB	5.00%	04/01/2019	3,000	3,112,740
Series 2015 G, RB	5.00%	04/01/2027	5,000	5,625,850
Series 2015 G, RB	5.00%	04/01/2028	5,000	5,618,200
Wyandotte (County of) & Kansas City (City of) Unified Government; Series 2014 A, Ref. & Improvement Utility System RB	5.00%	09/01/2021	2,345	2,586,488
				25,282,525

Kentucky–2.65%
Kentucky (State of) Economic Development Finance Authority (Louisville Arena Authority, Inc.); Subseries 2008 A-1, RB(b)(c)	5.75%	06/01/2018	550	556,105
Kentucky (State of) Economic Development Finance Authority (Next Generation Kentucky Information Highway);
Series 2015, Sr. RB	5.00%	07/01/2022	850	915,917
Series 2015 A, Sr. RB	5.00%	07/01/2025	1,635	1,874,953
Kentucky (State of) Economic Development Finance Authority (Owensboro Medical Health System, Inc.);
Series 2010–A, Hospital RB	5.00%	06/01/2019	3,825	3,950,154
Series 2015, Ref. Hospital RB	5.00%	06/01/2018	1,100	1,107,667
Kentucky (State of) Municipal Power Agency (Prairie State);
Series 2010 A, Power System RB(INS–AGM)(a)	5.00%	09/01/2021	5,860	6,283,209
Series 2010 A, Power System RB(INS–AGM)(a)	5.00%	09/01/2022	4,560	4,904,326
Series 2010 A, Power System RB(INS–AGM)(a)	5.00%	09/01/2023	1,000	1,074,750
Series 2015 B, Ref. Power System Floating Rate RB (SIFMA Municipal Swap Index + 1.40%)(b)(d)	2.49%	09/01/2018	3,000	3,000,390
Kentucky (State of) Municipal Power Agency;
Series 2015 A, Ref. Power System RB(INS–NATL)(a)	5.00%	09/01/2026	2,000	2,275,400
Series 2015 A, Ref. Power System RB(INS–NATL)(a)	5.00%	09/01/2027	3,380	3,833,292
Series 2015 A, Ref. Power System RB(INS–NATL)(a)	5.00%	09/01/2028	2,870	3,246,659
Kentucky (State of) Public Energy Authority; Series 2018 A, Gas Supply RB(b)	4.00%	04/01/2024	10,000	10,718,500
Louisville & Jefferson (Counties of), Kentucky Metropolitan Sewer District;
Series 2009 B, Sewer & Drainage System RB(b)(c)	5.00%	11/15/2019	5,890	6,229,028
Series 2009 B, Sewer & Drainage System RB	5.00%	05/15/2020	4,110	4,351,586
Louisville (City of) & Jefferson (County of) Metropolitan Government (Louisville Gas & Electric Co.); Series 2005 A, PCR(b)	2.20%	08/01/2019	3,000	3,012,480
Louisville (City of) & Jefferson (County of) Metropolitan Government (Norton Healthcare, Inc.); Series 2013 A, Health System RB	5.00%	10/01/2027	2,000	2,228,040
Paducah (City of) Electric Plant Board; Series 2009 A, RB(b)(c)	5.00%	04/01/2019	2,000	2,074,500
				61,636,956

Louisiana–3.09%
East Baton Rouge (Parish of) Industrial Development Board (ExxonMobil); Series 2011, VRD RB(f)	1.14%	12/01/2051	2,918	2,918,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                         Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Louisiana–(continued)
Jefferson (Parish of) Hospital Service District No. 1 (West Jefferson Medical Center); Series 1998 B, Hospital RB(b)(c)	5.25%	01/01/2020	$1,000	$1,086,520
Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (BRCC Facilities Corp.); Series 2011, Ref. RB (INS–AGM)(a)	4.00%	12/01/2018	1,775	1,805,956
Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (Caddo/Bossier Parishes Port Commission); Series 2010, Ref. RB(c)	4.00%	04/01/2018	1,600	1,603,648
Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (City of Lake Charles); Series 2009, Ref. RB (INS–AGC)(a)	4.00%	04/01/2018	1,555	1,558,374
Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (Jefferson Parish); Series 2009 A, Ref. RB	5.00%	04/01/2018	1,000	1,002,970
Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (Louisiana Community & Technical College System Facilities Corp.); Series 2009 B, RB(b)(c)	5.00%	10/01/2019	1,500	1,580,475
Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (Monroe Regional Airport Terminal); Series 2009, Airport RB(b)(c)	5.00%	02/01/2020	1,000	1,064,020
Louisiana (State of) Public Facilities Authority (CHRISTUS Health);
Series 2008, Ref. RB(INS–AGC)(a)	5.75%	07/01/2018	115	116,602
Series 2009 A, Ref. RB	5.25%	07/01/2020	1,000	1,077,860
Louisiana Citizens Property Insurance Corp.;
Series 2006 C-3, Assessment RB(b)(c)	6.13%	06/01/2018	1,550	1,568,631
Series 2015, Ref. RB(INS–AGM)(a)	5.00%	06/01/2018	5,000	5,045,900
Series 2015, Ref. RB(INS–AGM)(a)	5.00%	06/01/2022	12,875	14,434,291
Louisiana State University & Agricultural & Mechanical College Board of Supervisors;
Series 2016 A, Ref. Auxiliary RB	5.00%	07/01/2018	1,000	1,011,500
Series 2016 A, Ref. Auxiliary RB	5.00%	07/01/2023	3,250	3,680,788
Series 2016 A, Ref. Auxiliary RB	5.00%	07/01/2024	2,000	2,298,580
New Orleans (City of) Aviation Board (Consolidated Rental Car);
Series 2009 A, Gulf Opportunity Zone Customer Facility Charge RB	5.50%	01/01/2019	1,100	1,130,965
Series 2009 A, Gulf Opportunity Zone Customer Facility Charge RB	5.75%	01/01/2020	1,890	1,948,344
Series 2009 A, Gulf Opportunity Zone Customer Facility Charge RB	6.00%	01/01/2025	1,000	1,031,660
New Orleans (City of) Aviation Board;
Series 2009 A-1, Ref. & Restructuring General Airport RB(b)(c)	6.00%	01/01/2019	1,025	1,064,299
Series 2009 A-1, Ref. & Restructuring General Airport RB(INS–AGC)(a)	5.00%	01/01/2019	500	514,505
New Orleans (City of);
Series 2009, Ref. Sewerage Service RB(b)(c)	6.25%	06/01/2019	1,000	1,058,700
Series 2014, Ref. Sewerage Service RB	5.00%	06/01/2018	500	504,490
Series 2014, Ref. Sewerage Service RB	5.00%	06/01/2019	700	728,546
Series 2014, Ref. Water RB	5.00%	12/01/2019	1,000	1,054,420
Series 2015, Ref. Unlimited Tax GO Bonds	5.00%	12/01/2022	500	561,325
Series 2015, Ref. Unlimited Tax GO Bonds	5.00%	12/01/2023	500	568,235
Series 2015, Ref. Unlimited Tax GO Bonds	5.00%	12/01/2024	1,000	1,161,030
Series 2015, Sewerage Service RB	5.00%	06/01/2023	700	788,837
Series 2015, Sewerage Service RB	5.00%	06/01/2024	400	459,988
Series 2015, Sewerage Service RB	5.00%	06/01/2025	500	576,280
Series 2015, Sewerage Service RB	5.00%	06/01/2026	250	285,840
Series 2015, Sewerage Service RB	5.00%	06/01/2027	350	397,961
Series 2015, Water System RB	5.00%	12/01/2023	600	678,102
Series 2015, Water System RB	5.00%	12/01/2024	750	865,725
Series 2015, Water System RB	5.00%	12/01/2025	825	952,446
Series 2015, Water System RB	5.00%	12/01/2026	500	572,740
Series 2015, Water System RB	5.00%	12/01/2027	750	854,085
St. Charles (Parish of) (Valero Energy Corp.); Series 2010, Gulf Opportunity Zone RB(b)	4.00%	06/01/2022	2,865	3,045,380
Terrebonne (Parish of) Hospital Service District No. 1 (Terrebonne General Medical Center); Series 2010, Ref. RB	4.00%	04/01/2020	1,000	1,043,760

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19                         Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Louisiana–(continued)
Tobacco Settlement Financing Corp.;
Series 2013 A, Ref. Asset-Backed RB	5.00%	05/15/2019	$2,540	$2,642,108
Series 2013 A, Ref. Asset-Backed RB	5.00%	05/15/2022	5,000	5,552,550
				71,896,436

Maine–0.11%
Lewiston (City of) (UBS Financial Services, Inc.);
Series 2008 B, Unlimited Tax GO School Bonds(INS–AGM)(a)	5.00%	12/15/2019	750	752,430
Series 2008 B, Unlimited Tax GO School Bonds(INS–AGM)(a)	5.00%	12/15/2020	870	872,671
Series 2008 B, Unlimited Tax GO School Bonds(INS–AGM)(a)	5.50%	12/15/2023	950	953,277
				2,578,378

Maryland–0.38%
Maryland (State of) Health & Higher Educational Facilities Authority (Johns Hopkins Hospital); Series 2015, Ref. Floating Rate RB (1 mo. USD LIBOR + 0.55%)(b)(d)	1.61%	05/15/2018	3,000	3,000,540
Washington Suburban Sanitary District; Second Series 2016, Consolidated Public Improvement Unlimited Tax GO Bonds	5.00%	06/01/2024	4,955	5,782,534
				8,783,074

Massachusetts–0.67%
Massachusetts (State of) Development Finance Agency (Boston Medical Center);
Series 2016 E, Ref. RB	5.00%	07/01/2022	850	939,990
Series 2016 E, Ref. RB	5.00%	07/01/2023	1,365	1,528,486
Series 2016 E, Ref. RB	5.00%	07/01/2024	1,000	1,130,490
Series 2016 E, Ref. RB	5.00%	07/01/2025	500	569,935
Series 2016 E, Ref. RB	5.00%	07/01/2026	1,090	1,248,726
Massachusetts (State of) Development Finance Agency (International Charter School);
Series 2015, Ref. RB	4.00%	04/15/2020	165	169,798
Series 2015, Ref. RB	5.00%	04/15/2025	1,750	1,947,890
Massachusetts (State of) Development Finance Agency (Lesley University); Series 2009 A, RB(b)(c)	5.00%	07/01/2019	1,095	1,145,129
Massachusetts (State of) Development Finance Agency (Massachusetts Institute of Technology); Series 2002 K, RB	5.50%	07/01/2022	3,700	4,257,775
Massachusetts (State of) Development Finance Agency (Suffolk University);
Series 2009, Ref. RB(b)(c)	6.00%	07/01/2019	940	995,366
Series 2009, Ref. RB	6.00%	07/01/2024	560	590,772
Series 2017, Ref. RB	5.00%	07/01/2024	1,000	1,138,600
				15,662,957

Michigan–4.61%
Michigan (State of) Building Authority (Facilities Program);
Series 2009 I, Ref. RB(INS–AGC)(a)	5.00%	10/15/2023	7,150	7,533,454
Series 2009 I, Ref. RB(INS–AGC)(a)	5.25%	10/15/2024	1,040	1,099,738
Series 2009 II, RB(INS–AGM)(a)	5.00%	10/15/2021	1,180	1,242,894
Series 2009 II, RB(INS–AGM)(a)	5.00%	10/15/2022	520	549,172
Michigan (State of) Finance Authority (Detroit Water & Sewerage Department);
Series 2014 D-1, Ref. Local Government Loan Program RB(INS–AGM)(a)	5.00%	07/01/2020	3,500	3,746,120
Series 2014 D-1, Ref. Local Government Loan Program RB(INS–AGM)(a)	5.00%	07/01/2021	4,000	4,377,920
Series 2014 D-1, Ref. Local Government Loan Program RB(INS–AGM)(a)	5.00%	07/01/2022	10,000	11,145,900
Michigan (State of) Finance Authority (Henry Ford Health System);
Series 2016, Ref. RB	5.00%	11/15/2023	2,000	2,267,540
Series 2016, Ref. RB	5.00%	11/15/2024	2,200	2,522,784
Michigan (State of) Finance Authority (Local Government Loan Program); Series 2014, Ref. RB	3.88%	10/01/2023	2,000	2,066,380
Michigan (State of) Finance Authority (Mclaren Health Care);
Series 2015 D-1, Ref. Hospital Floating Rate RB (1 mo. USD LIBOR + 0.60%)(b)(d)	1.69%	10/15/2018	9,195	9,196,839
Series 2015 D-2, Ref. Hospital Floating Rate RB (1 mo. USD LIBOR + 0.75%)(b)(d)	1.84%	10/15/2020	10,000	10,085,600

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20                         Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Michigan–(continued)
Michigan (State of) Finance Authority (Trinity Health); Series 2015, Hospital Floating Rate RB (1 mo. USD LIBOR + 0.54%)(b)(d)	1.61%	12/01/2020	$10,000	$10,010,800
Michigan (State of) Finance Authority;
Series 2014 H-1, Ref. RB	5.00%	10/01/2018	1,135	1,158,063
Series 2014 H-1, Ref. RB	5.00%	10/01/2019	850	892,594
Michigan (State of) Hospital Finance Authority (Henry Ford Health System);
Series 2009, Ref. RB(c)	5.00%	11/15/2019	1,500	1,585,035
Series 2009, Ref. RB(c)	5.50%	11/15/2018	1,000	1,028,910
Michigan (State of) Hospital Finance Authority (McLaren Health Care Corp.); Series 2008 A, Ref. RB(c)	5.25%	05/15/2018	1,100	1,108,877
Michigan (State of) Municipal Bond Authority (Local Government Loan Program);
Series 2009 A, City of Grand Rapids Downtown Development RB(b)(c)	5.00%	05/01/2019	1,515	1,577,357
Series 2009 A, City of Grand Rapids Downtown Development RB(b)(c)	5.13%	05/01/2019	300	312,780
Series 2009 A, City of Grand Rapids Downtown Development RB(b)(c)	5.25%	05/01/2019	500	522,020
Michigan (State of) Strategic Fund (Detroit Edison Co. Pollution Control Bonds); Series 1991, Ref. Limited Obligation RB (INS–AMBAC)(a)	7.00%	05/01/2021	8,520	9,774,229
Michigan (State of);
Series 2009, Ref. & State Trunk Line Fund RB	5.00%	11/01/2019	3,000	3,169,800
Series 2009, Ref. & State Trunk Line Fund RB	5.00%	11/01/2023	1,500	1,582,875
Series 2016, Ref. Grant Anticipation RB	5.00%	03/15/2024	10,000	11,477,000
Regents of the University of Michigan; Series 2017 A, Ref. RB	5.00%	04/01/2024	3,480	4,048,876
Royal Oak (City of) Hospital Finance Authority (William Beaumont Hospital Obligated Group); Series 2009 W, Ref. RB(c)	5.50%	08/01/2019	1,775	1,822,002
Ypsilanti School District; Series 2009, Ref. Unlimited Tax GO Bonds (INS–AGC)(a)	5.00%	05/01/2018	1,270	1,277,175
				107,182,734

Minnesota–0.93%
Maple Grove (City of) (Maple Grove Hospital Corp.);
Series 2017, Ref. Health Care Facilities RB	5.00%	05/01/2023	500	563,285
Series 2017, Ref. Health Care Facilities RB	5.00%	05/01/2024	1,200	1,368,876
Series 2017, Ref. Health Care Facilities RB	5.00%	05/01/2025	800	920,784
Minneapolis & St. Paul (Cities of) Housing & Redevelopment Authority (Allina Health System);
Series 2017 A, Ref. Health Care System RB	5.00%	11/15/2023	1,500	1,727,070
Series 2017 A, Ref. Health Care System RB	5.00%	11/15/2024	1,780	2,073,611
Minneapolis & St. Paul (Cities of) Housing & Redevelopment Authority (Children’s Health Care);
Series 1995 B, Health Care RB(INS–AGM)(a)	5.00%	08/15/2019	1,400	1,463,126
Series 1995 B, Health Care RB(INS–AGM)(a)	5.00%	08/15/2021	1,350	1,454,193
Series 2010 A, Health Care Facilities RB	5.00%	08/15/2020	730	787,758
Minneapolis & St. Paul (Cities of) Metropolitan Airports Commission;
Series 2009 A, Ref. Sr. RB	5.00%	01/01/2020	1,000	1,029,180
Series 2011, Ref. RB	5.00%	01/01/2020	1,500	1,589,655
Series 2011, Ref. RB	5.00%	01/01/2021	1,240	1,348,277
Series 2016 C, Sr. Airport RB	4.00%	01/01/2021	175	185,575
Series 2016 C, Sr. Airport RB	5.00%	01/01/2022	250	278,102
Series 2016 C, Sr. Airport RB	5.00%	01/01/2023	225	255,040
Series 2016 C, Sr. Airport RB	5.00%	01/01/2024	200	230,008
Minnesota (State of) Agricultural & Economic Development Board (Essentia Health Obligated Group);
Series 2008 C-1, Health Care Facilities RB(INS–AGC)(a)	4.00%	02/15/2020	1,500	1,564,500
Series 2008 C-1, Health Care Facilities RB(INS–AGC)(a)	5.00%	02/15/2021	1,500	1,594,320
Minnesota (State of) Higher Education Facilities Authority (University of St. Thomas); Series 2009 Seven-A, RB(b)(c)	4.50%	10/01/2019	1,000	1,045,870
St. Paul (City of) Housing & Redevelopment Authority (Gillette Children’s Specialty Healthcare); Series 2009, Health Care RB(b)(c)	5.25%	02/01/2019	2,175	2,249,537
				21,728,767

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21                         Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Mississippi–0.62%
Alcorn State University Educational Building Corp. (Student Housing); Series 2009 A, RB(b)(c)	4.63%	09/01/2019	$1,695	$1,773,648
Mississippi (State of) Development Bank (Jackson County Limited Tax Note); Series 2009, Special Obligation RB (INS–AGC)(a)	5.00%	07/01/2024	1,000	1,040,620
Mississippi Business Finance Corp. (Chevron U.S.A. Inc.);
Series 2009 C, VRD Gulf Opportunity Zone IDR(f)	1.12%	12/01/2030	500	500,000
Series 2010 E, VRD Gulf Opportunity Zone IDR(f)	1.09%	12/01/2030	700	700,000
Series 2010 I, VRD Gulf Opportunity Zone IDR(f)	1.12%	11/01/2035	9,155	9,155,000
Series 2010 J, VRD Gulf Opportunity Zone IDR(f)	1.15%	11/01/2035	1,325	1,325,000
				14,494,268

Missouri–0.85%
Kansas City (City of);
Series 2010 B, Ref. Special Obligation RB	4.13%	01/01/2021	2,000	2,077,080
Series 2017 C, Ref. Special Obligation RB	5.00%	09/01/2023	1,500	1,703,040
Series 2017 C, Ref. Special Obligation RB	5.00%	09/01/2024	2,675	3,075,474
Missouri (State of) Health & Educational Facilities Authority (SSM Health Care);
Series 2010 B, Health Facilities RB	5.00%	06/01/2019	1,000	1,040,280
Series 2010 B, Health Facilities RB	5.00%	06/01/2021	4,645	4,975,074
Missouri (State of) Health & Educational Facilities Authority (St. Luke’s Health System, Inc.); Series 2010 A, RB	5.00%	11/15/2020	1,000	1,090,950
Missouri (State of) Joint Municipal Electric Utility Commission (Prairie Street);
Series 2015 A, Ref. Power Project RB	5.00%	06/01/2027	2,600	2,965,404
Series 2015 A, Ref. Power Project RB	5.00%	12/01/2027	1,140	1,297,012
St. Louis (County of) Industrial Development Authority (Friendship Village of Sunset Hills); Series 2013 A, Senior Living Facilities RB	5.00%	09/01/2023	1,385	1,523,431
				19,747,745

Montana–0.20%
Montana (State of) Facility Finance Authority (Master Loan Program — Glendive Medical Center, Inc.); Series 2008 A, Health Care Facilities RB(c)	4.63%	07/01/2018	1,010	1,021,191
Montana (State of) Facility Finance Authority (Sisters of Charity of Leavenworth Health System);
Series 2010 B, Ref. RB	4.00%	01/01/2020	1,000	1,042,550
Series 2010 B, Ref. RB	5.00%	01/01/2019	2,500	2,572,325
				4,636,066

Nebraska–1.04%
Central Plains Energy Project (No. 1); Series 2007 A, Gas Project RB	5.25%	12/01/2018	1,585	1,626,194
Central Plains Energy Project (No. 3); Series 2012, Gas Project RB	5.00%	09/01/2022	3,420	3,793,840
Lincoln (City of); Series 2012, Ref. Electric System RB	5.00%	09/01/2023	1,250	1,410,512
Nebraska (State of) Public Power District; Series 2016 A, Ref. RB	5.00%	01/01/2025	1,570	1,821,420
Omaha (City of) Public Power District; Series 2016 A, Ref. Electric System RB	5.00%	02/01/2025	13,270	15,501,749
				24,153,715

Nevada–1.51%
Clark (County of) (Las Vegas-McCarran International Airport);
Series 2015, Ref. Passenger Facility Charge RB	5.00%	07/01/2019	1,875	1,959,057
Series 2015, Ref. Passenger Facility Charge RB	5.00%	07/01/2022	2,000	2,247,660
Clark (County of);
Series 2009 C, Sub. Lien Airport System RB(INS–AGM)(a)	5.00%	07/01/2022	1,000	1,045,650
Series 2009 C, Sub. Lien Airport System RB(INS–AGM)(a)	5.00%	07/01/2023	4,000	4,182,040
Series 2009 C, Sub. Lien Airport System RB(INS–AGM)(a)	5.00%	07/01/2024	1,855	1,938,920
Series 2009 C, Sub. Lien Airport System RB(INS–AGM)(a)	5.00%	07/01/2025	1,500	1,567,860
Humboldt (County of) (Idaho Power Co.); Series 2003, Ref. PCR	5.15%	12/01/2024	4,100	4,294,258

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22                         Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Nevada–(continued)
Nevada (State of);
Series 2016, Ref. Highway Improvement RB	5.00%	12/01/2023	$4,605	$5,321,630
Series 2016, Ref. Highway Improvement RB	5.00%	12/01/2024	10,740	12,579,010
				35,136,085

New Hampshire–0.07%
New Hampshire (State of) Health & Education Facilities Authority (Concord Hospital);
Series 2011, RB	5.25%	10/01/2025	525	573,489
Series 2011, RB	5.50%	10/01/2026	510	559,613
New Hampshire (State of) Housing Finance Authority; Series 2009 A, Single Family Mortgage Acquisition RB	5.13%	07/01/2029	530	545,831
				1,678,933

New Jersey–3.70%
New Jersey (State of) Economic Development Authority (Provident Group–Montclair Properties LLC–Montclair State University Student Housing);
Series 2010 A, RB(b)(c)	5.00%	06/01/2020	1,500	1,612,440
Series 2010 A, RB	5.25%	06/01/2020	1,295	1,378,450
New Jersey (State of) Economic Development Authority;
Series 2012, Ref. Cigarette Tax RB	5.00%	06/15/2018	5,600	5,652,192
Series 2012, Ref. RB	5.00%	06/15/2019	1,000	1,038,000
Series 2012, Ref. RB	5.00%	06/15/2022	1,500	1,648,905
Series 2017 A, Ref. Motor Vehicle Surcharge Sub. RB(INS–BAM)(a)	5.00%	07/01/2023	5,000	5,583,000
New Jersey (State of) Transportation Trust Fund Authority;
Series 2005 B, Transportation System RB(INS–AGC)(a)	5.50%	12/15/2021	6,000	6,648,420
Series 2006 A, Transportation System RB(INS–AGM)(a)	5.25%	12/15/2021	1,820	1,998,979
Series 2010 D, Transportation System RB	5.25%	12/15/2023	3,305	3,676,746
Series 2011 B, Transportation System RB	5.00%	06/15/2019	1,000	1,036,060
Series 2011 B, Transportation System RB	5.00%	06/15/2020	1,000	1,056,550
Series 2011 B, Transportation System RB	5.00%	06/15/2021	1,000	1,074,430
Series 2013 AA, Transportation Program RB	5.00%	06/15/2021	6,000	6,442,680
Series 2014, Transportation Program Floating Rate RN (SIFMA Municipal Swap Index + 1.00%)(b)(d)	2.09%	12/15/2019	2,000	1,999,820
Subseries 2016 A-1, Federal Highway Reimbursement RN	5.00%	06/15/2024	4,500	4,976,595
Subseries 2016 A-2, Federal Highway Reimbursement RN	5.00%	06/15/2024	14,700	14,820,246
New Jersey (State of) Turnpike Authority;
Series 2009 H, Turnpike RB(b)(c)	5.00%	01/01/2019	675	694,757
Series 2009 H, Turnpike RB(b)(c)	5.00%	01/01/2019	785	807,977
Series 2009 H, Turnpike RB(b)(c)	5.00%	01/01/2019	1,215	1,251,584
Series 2009 H, Turnpike RB	5.00%	01/01/2020	1,325	1,363,332
Series 2017 C-6, Turnpike Floating Rate RB (1 mo. USD LIBOR + 0.75%)(b)(d)	1.85%	01/01/2023	10,000	10,104,400
Series 2017 D-4, Turnpike Floating Rate RB (1 mo. USD LIBOR + 0.70%)(d)	1.80%	01/01/2024	5,000	5,014,600
New Jersey Transit Corp.; Series 2014 A, Grant Anticipation RB	5.00%	09/15/2018	5,000	5,078,750
Newark (City of) Housing Authority;
Series 2009, City-Secured Police Facility RB(b)(c)	5.00%	12/01/2019	770	815,322
Series 2009, City-Secured Police Facility RB(INS–AGC)(a)	5.00%	12/01/2021	360	378,569
				86,152,804

New Mexico–0.83%
Farmington (City of) (Public Service Co. of New Mexico San Juan); Series 2010 B, Ref. PCR(b)	2.13%	06/01/2022	4,500	4,419,855
New Mexico (State of) Hospital Equipment Loan Council (Haverland Charter Lifestyle Group); Series 2013, First Mortgage RB	4.00%	07/01/2022	2,860	2,959,700
New Mexico (State of) Municipal Energy Acquisition Authority; Subseries 2014 B, Gas Supply Floating Rate RB (1 mo. USD LIBOR + 0.75%)(b)(d)	1.81%	08/01/2019	12,000	12,005,760
				19,385,315

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23                         Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–8.07%
Babylon (Town of) Industrial Development Agency (Covanta Babylon, Inc.); Series 2009 A, Resource Recovery RB	5.00%	01/01/2019	$365	$375,622
Brooklyn Arena Local Development Corp. (Barclays Center);
Series 2016 A, Ref. PILOT RB	5.00%	07/15/2023	1,200	1,351,104
Series 2016 A, Ref. PILOT RB	5.00%	07/15/2024	1,500	1,710,945
Series 2016 A, Ref. PILOT RB	5.00%	07/15/2025	2,000	2,304,000
Jefferson (County of) Civic Facility Development Corp. (Samaritan Medical Center);
Series 2017 A, Ref. RB	5.00%	11/01/2023	1,185	1,303,014
Series 2017 A, Ref. RB	5.00%	11/01/2024	1,245	1,376,099
Long Island (City of) Power Authority;
Series 2014 C, Ref. Electric System General Floating Rate RN (1 mo. USD LIBOR + 0.65%)(b)(d)	1.75%	11/01/2018	7,000	7,003,360
Series 2015 C, Ref. Electric System General Floating Rate RN (1 mo. USD LIBOR + 0.88%)(b)(d)	1.98%	11/01/2018	7,000	7,006,160
Series 2016 B, Ref. Electric System RB	5.00%	09/01/2024	2,485	2,865,081
Series 2017, Electric System General RB	5.00%	09/01/2025	1,000	1,162,530
Metropolitan Transportation Authority;
Subseries 2002 G-1H, Ref. Floating Rate RB (1 mo. USD LIBOR + 0.82%)(b)(d)	1.88%	02/01/2022	4,025	4,044,078
Subseries 2008 A-2A, Ref. Dedicated Tax Fund Floating Rate RB (SIFMA Municipal Swap Index + 0.45%)(b)(d)	1.54%	06/01/2022	14,780	14,768,619
Subseries 2012 A-2, Transportation Floating Rate RB (SIFMA Municipal Swap Index + 0.58%)(b)(d)	1.67%	06/01/2019	17,000	17,023,630
Subseries 2012 G-4, Ref. Floating Rate RB (1 mo. USD LIBOR + 0.55%)(b)(d)	1.61%	11/01/2022	12,000	11,895,480
Nassau (County of) Industrial Development Agency (New York Institute of Technology); Series 2000 A, Ref. Civic Facility RB(c)	5.25%	03/01/2019	1,585	1,644,089
New York (City of) Industrial Development Agency (Yankee Stadium);
Series 2006, PILOT Floating Rate RB(INS–FGIC) (CPI Rate + 0.87%)(a)(d)	2.98%	03/01/2025	1,025	1,000,103
Series 2006, PILOT Floating Rate RB(INS–FGIC) (CPI Rate + 0.88%)(a)(d)	2.99%	03/01/2026	2,725	2,639,353
Series 2006, PILOT Floating Rate RB(INS–FGIC) (CPI Rate + 0.89%)(a)(d)	3.00%	03/01/2027	5,500	5,275,490
New York (City of) Transitional Finance Authority; Subseries 2014 C, Future Tax Sec. RB	5.00%	11/01/2023	5,000	5,764,600
New York (City of);
Series 2014 A, Ref. Unlimited Tax GO Bonds	5.00%	08/01/2020	5,365	5,796,507
Series 2014 B, Ref. Unlimited Tax GO Bonds	5.00%	08/01/2020	5,945	6,423,156
Series 2014 J, Ref. Unlimited Tax GO Bonds	5.00%	08/01/2019	10,000	10,490,600
Subseries 2008 J-4, Unlimited Tax GO Floating Rate Bonds (SIFMA Municipal Swap Index + 0.55%)(d)	1.64%	08/01/2025	3,250	3,250,000
New York (State of) Dormitory Authority (General Purpose); Series 2017 B, Ref. State Personal Income Tax RB	5.00%	02/15/2026	7,000	8,266,020
New York (State of) Dormitory Authority (Mount Sinai Hospital Obligated Group); Series 2010 A, RB	5.00%	07/01/2019	500	522,415
New York (State of) Dormitory Authority (Mount Sinai School of Medicine of New York University); Series 2009, RB(b)(c)	5.50%	07/01/2019	2,925	3,074,526
New York (State of) Dormitory Authority (New York University); Series 2017 A, Ref. RB	5.00%	07/01/2025	1,460	1,732,056
New York (State of) Dormitory Authority (Personal Income Tax); Series 2015 E, Ref. RB	5.00%	03/15/2023	4,000	4,553,640
New York (State of) Dormitory Authority (School Districts Financing Program); Series 2008 D, RB(b)(c)	5.75%	10/01/2018	1,000	1,026,000
New York (State of) Energy Research & Development Authority (Niagara Mohawk Power Corp.); Series 2004 A, VRD PCR (INS–SGI)(a)(f)	3.89%	07/01/2029	1,510	1,510,000
New York State Urban Development Corp.;
Series 2015 A, Ref. Personal Income Tax RB	5.00%	03/15/2023	10,000	11,384,100
Series 2017 A, Ref. State Personal Income Tax RB	5.00%	03/15/2024	10,000	11,562,300
Niagara Falls (City of) Bridge Commission; Series 1993 A, Toll Bridge System RB (INS–AGC)(a)	4.00%	10/01/2019	400	409,552
Triborough Bridge & Tunnel Authority;
Series 2017 B, Ref. General RB	5.00%	11/15/2024	1,100	1,291,686
Subseries 2016 B-4A, Ref. General Floating Rate RB (1 mo. USD LIBOR + 0.70%)(b)(d)	1.76%	02/01/2021	13,475	13,554,772
TSASC, Inc.;
Series 2017 A, Ref. Tobacco Settlement RB	5.00%	06/01/2024	4,500	5,177,655
Series 2017 A, Ref. Tobacco Settlement RB	5.00%	06/01/2025	5,000	5,827,300

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24                         Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
Yonkers (City of);
Series 2010 A, Unlimited Tax GO Bonds(b)(c)	5.00%	11/15/2020	$500	$544,640
Series 2010 A, Unlimited Tax GO Bonds(INS–AGM)(a)	5.00%	11/15/2020	655	711,664
				187,621,946

North Carolina–1.38%
Charlotte (City of) & Mecklenburg (County of) Hospital Authority (Carolinas HealthCare System); Series 2009 A, Ref. Health Care RB	5.00%	01/15/2020	3,500	3,605,350
Charlotte (City of) (Charlotte Douglas International Airport);
Series 2017 A, Airport RB	5.00%	07/01/2024	750	872,483
Series 2017 A, Airport RB	5.00%	07/01/2026	425	506,205
Series 2017 C, Ref. Airport RB	5.00%	07/01/2024	2,250	2,617,447
Series 2017 C, Ref. Airport RB	5.00%	07/01/2026	800	952,856
North Carolina (State of) Eastern Municipal Power Agency; Series 2008 C, Power System RB(c)	6.00%	01/01/2019	70	72,684
North Carolina (State of) Municipal Power Agency #1 (Catawba);
Series 2015 A, Ref. Electric RB	5.00%	01/01/2024	5,000	5,726,650
Series 2015 A, Ref. Electric RB	5.00%	01/01/2028	1,615	1,861,998
Series 2015 B, Ref. Electric RB	5.00%	01/01/2022	1,875	2,079,187
North Carolina (State of) Turnpike Authority;
Series 2017, Ref. Sr. Lien Triangle Expressway System RB	5.00%	01/01/2025	1,500	1,723,920
Series 2017, Ref. Sr. Lien Triangle Expressway System RB(INS–AGM)(a)	5.00%	01/01/2024	1,150	1,305,043
Series 2017, Ref. Sr. Lien Triangle Expressway System RB(INS–AGM)(a)	5.00%	01/01/2026	1,350	1,562,625
Oak Island (Town of); Series 2008 A, Enterprise System RB(b)(c)	5.00%	06/01/2018	1,065	1,074,585
University of North Carolina at Chapel Hill; Series 2012, Floating Rate RB (1 mo. USD LIBOR + 0.40%)(b)(d)	1.46%	11/09/2022	8,000	8,100,400
				32,061,433

Ohio–2.99%
Akron (City of); Series 2009, Ref. & Improvement Waterworks System Mortgage RB (INS–AGC)(a)	5.00%	03/01/2018	2,010	2,010,000
Allen (County of) (Catholic Healthcare Partners);
Series 2010 B, Hospital Facilities RB	5.00%	09/01/2018	2,000	2,033,740
Series 2010 B, Hospital Facilities RB	5.00%	09/01/2020	2,920	3,146,417
American Municipal Power, Inc. (Hydroelectric); Series 2009 C, RB(b)(c)	5.00%	02/15/2020	2,850	3,036,105
Cleveland (City of);
Series 2006 A, Airport System RB(INS–AMBAC)(a)	5.25%	01/01/2021	3,980	4,308,947
Series 2009 C, Airport System RB(INS–AGC)(a)	5.00%	01/01/2019	2,000	2,053,140
Series 2009 C, Airport System RB(INS–AGC)(a)	5.00%	01/01/2020	4,000	4,114,040
Series 2009 C, Airport System RB(INS–AGC)(a)	5.00%	01/01/2023	2,000	2,054,500
Series 2009 C, Airport System RB(INS–AGC)(a)	5.00%	01/01/2027	1,000	1,027,250
Series 2011 A, Airport System RB	5.00%	01/01/2022	2,315	2,483,949
Hamilton (County of) (Christ Hospital); Series 2012, Health Care Facilities RB	5.25%	06/01/2023	1,500	1,683,840
Hancock (County of) (Blanchard Valley Regional Health Center);
Series 2011 A, Hospital Facilities RB	5.00%	12/01/2018	170	174,105
Series 2011 A, Hospital Facilities RB(b)(c)	5.75%	06/01/2021	250	281,425
Lancaster Port Authority; Series 2014, Ref. Gas Supply Floating Rate RB (1 mo. USD LIBOR + 0.72%)(b)(d)	1.78%	08/01/2019	11,000	11,011,110
Ohio (State of) (Case Western Reserve University); Series 2016, Ref. Higher Education Facility RB	5.00%	12/01/2023	1,750	2,014,145
Ohio (State of) (Cleveland Clinic Health System Obligated Group);
Series 2009 B-1, Hospital RB(b)(c)	4.75%	01/01/2019	1,000	1,027,630
Series 2009 B-1, Hospital RB(b)(c)	4.75%	01/01/2019	3,000	3,082,890
Series 2009 B-1, Hospital RB(b)(c)	5.00%	01/01/2019	1,000	1,029,690
Series 2011 B-1, Ref. Hospital RB	5.00%	01/01/2024	1,000	1,088,190
Series 2017, Ref. Hospital Facilities RB	5.00%	01/01/2026	5,340	6,321,438
Series 2017, Ref. Hospital Facilities RB	5.00%	01/01/2027	3,000	3,583,020

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25                         Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Ohio–(continued)
Ohio (State of) Water Development Authority; Series 2017 B, Water Floating Rate PCR (SIFMA Municipal Swap Index + 0.22%)(d)	1.31%	12/01/2020	$10,000	$9,999,700
Ohio (State of); Series 2009 A II, Parks & Recreation Capital Facilities RB	5.00%	12/01/2019	1,825	1,934,062
				69,499,333

Oklahoma–0.86%
Grand River Dam Authority;
Series 2016 A, Ref. RB	5.00%	06/01/2023	3,000	3,423,630
Series 2016 A, Ref. RB	5.00%	06/01/2024	6,500	7,527,910
Oklahoma (County of) Finance Authority (Western Heights Public Schools); Series 2009, Educational Facilities Lease RB	4.50%	09/01/2019	2,000	2,084,560
Oklahoma (State of) Capitol Improvement Authority; Series 2016, Highway Capital Improvement RB	5.00%	07/01/2025	2,000	2,338,780
Oklahoma (State of) Development Finance Authority (Oklahoma State System of Higher Education); Series 2009 A, Master Real Property Lease RB	4.00%	06/01/2020	1,000	1,030,000
Oklahoma (State of) Industries Authority (Oklahoma Medical Research Foundation); Series 2008, RB(b)(c)	5.50%	07/01/2018	1,280	1,297,434
Okmulgee (City of) Municipal Authority; Series 2009 A, Utility System & Sales Tax RB	4.00%	12/01/2019	2,165	2,206,005
				19,908,319

Oregon–0.60%
Oregon (State of) Department of Administrative Services; Series 2009 A, Lottery RB(b)(c)	5.00%	04/01/2019	500	519,175
Oregon (State of) Facilities Authority (Legacy Health);
Series 2016 A, Ref. RB	5.00%	06/01/2023	500	571,405
Series 2016 A, Ref. RB	5.00%	06/01/2024	1,000	1,157,510
Portland (City of); Series 2011 B, Central Eastside Urban Renewal & Redevelopment Tax Allocation RB	5.25%	06/15/2029	1,000	1,097,150
Salem-Keizer School District No. 24J; Series 2009 B, Unlimited Tax CAB GO Bonds (CEP–Oregon School Bond Guaranty)(h)	0.00%	06/15/2023	2,500	2,222,300
Tri-County Metropolitan Transportation District;
Series 2017 A, Ref. RB	5.00%	10/01/2024	2,000	2,304,240
Series 2017 A, Ref. RB	5.00%	10/01/2025	3,065	3,568,089
Series 2017 A, Ref. RB	5.00%	10/01/2026	1,100	1,287,088
Series 2017 A, Ref. RB	5.00%	10/01/2027	1,100	1,291,994
				14,018,951

Pennsylvania–4.70%
Allegheny (County of) Sanitary Authority; Series 2015, Ref. RB	5.00%	12/01/2020	2,500	2,713,425
Bethlehem (City of);
Series 2014, Ref. Gtd. Water RB (INS–BAM)(a)	5.00%	11/15/2020	1,475	1,595,685
Series 2014, Ref. Gtd. Water RB (INS–BAM)(a)	5.00%	11/15/2021	1,400	1,545,978
Commonwealth Financing Authority;
Series 2018, Tobacco Master Settlement Payment RB	5.00%	06/01/2025	5,500	6,199,985
Series 2018, Tobacco Master Settlement Payment RB	5.00%	06/01/2026	2,000	2,262,140
Montgomery (County of) Industrial Development Authority (ACTS Retirement-Life Community); Series 2012, Ref. RB	5.00%	11/15/2025	1,000	1,097,440
Montgomery (County of) Industrial Development Authority (PECO Energy Company);
Series 1994 A, Ref. RB(b)	2.55%	06/01/2020	5,000	5,009,700
Series 1999 A, Ref. RB(b)	2.50%	04/01/2020	6,000	6,010,860
Pennsylvania (Commonwealth of); Second Series 2016, Unlimited Tax GO Bonds	5.00%	09/15/2024	10,000	11,401,700
Pennsylvania (State of) Economic Development Financing Authority (UPMC); Series 2016, Ref. RB	5.00%	03/15/2025	3,000	3,470,640
Pennsylvania (State of) Higher Educational Facilities Authority (Carnegie Mellon University);
Series 2009, RB	4.25%	08/01/2019	3,000	3,072,900
Series 2009, RB	5.00%	08/01/2021	775	799,808
Pennsylvania (State of) Higher Educational Facilities Authority (University of Pittsburgh Medical Center); Series 2010 E, RB	5.00%	05/15/2021	7,285	7,795,897

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26                         Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Pennsylvania–(continued)
Pennsylvania (State of) Turnpike Commission;
Series 2008 C-1, Sub. RB(b)(c)	6.00%	06/01/2018	$500	$505,790
Series 2009 B, Sub. RB(b)(c)	5.00%	06/01/2019	3,550	3,703,786
Series 2009 B, Sub. RB(b)(c)	5.25%	06/01/2019	2,500	2,615,975
Series 2011 A, RB	5.00%	12/01/2022	1,500	1,688,295
Series 2011 A, RB	5.00%	12/01/2023	1,500	1,711,605
Series 2013 B, Floating Rate RB (SIFMA Municipal Swap Index + 1.15%)(d)	2.24%	12/01/2019	3,300	3,336,201
Series 2014 B-1, Ref. Floating Rate RB (SIFMA Municipal Swap Index + 0.60%)(d)	1.69%	12/01/2018	3,000	3,003,720
Series 2015 A-2, Ref. Floating Rate RB (SIFMA Municipal Swap Index + 0.65%)(d)	1.74%	12/01/2018	11,545	11,560,817
Philadelphia (City of) Gas Works;
Series 2015, Ref. RB	5.00%	08/01/2022	2,250	2,511,562
Series 2015, Ref. RB	5.00%	08/01/2023	4,000	4,522,800
Philadelphia (City of) Industrial Development Authority (Discovery Charter School); Series 2012, RB	5.50%	04/01/2027	1,320	1,361,144
Philadelphia (City of);
Series 2009 A, Ref. Unlimited Tax GO Bonds(b)(c)	5.25%	08/01/2019	530	557,544
Series 2009 A, Ref. Unlimited Tax GO Bonds(b)(c)	5.25%	08/01/2019	265	278,772
Series 2009 A, Ref. Unlimited Tax GO Bonds(INS–AGC)(a)	4.50%	08/01/2020	2,150	2,229,722
Series 2009 A, Ref. Unlimited Tax GO Bonds(INS–AGC)(a)	5.25%	08/01/2021	2,235	2,350,505
Series 2009 A, Ref. Unlimited Tax GO Bonds(INS–AGC)(a)	5.25%	08/01/2022	4,470	4,699,713
Series 2010 A, Ref. Water & Wastewater RB(INS–AGM)(a)	5.00%	06/15/2019	1,000	1,043,610
Pittsburgh Public School District;
Series 2009 A, Limited Tax GO Bonds(c)	4.00%	09/01/2019	860	890,676
Series 2009 A, Limited Tax GO Bonds(INS–AGC)(a)	4.00%	09/01/2019	2,245	2,321,689
Reading (City of);
Series 2008, Unlimited Tax GO Bonds(b)(c)	5.63%	11/01/2018	440	452,531
Series 2008, Unlimited Tax GO Bonds(b)(c)	5.63%	11/01/2018	1,060	1,090,189
South Fork (Borough of) Municipal Authority (Conemaugh Valley Memorial Hospital); Series 2005 A, Ref. Hospital RB(b)(c)	6.00%	07/01/2020	500	548,305
St. Mary Hospital Authority (Catholic Health East); Series 2010 A, Health System RB	5.00%	11/15/2018	2,645	2,711,866
West Mifflin Area School District; Series 2009, Limited Tax GO Bonds(b)(c)	5.50%	10/01/2018	500	512,100
				109,185,075

Rhode Island–0.86%
Rhode Island (State of) Commerce Corp.;
Series 2016 A, Ref. Grant Anticipation RB	5.00%	06/15/2023	1,750	1,995,088
Series 2016 B, Grant Anticipation RB	5.00%	06/15/2025	2,750	3,223,247
Rhode Island (State of) Health & Educational Building Corp. (Lifespan Obligated Group); Series 2016, Ref. Hospital Financing RB	5.00%	05/15/2024	2,350	2,628,217
Rhode Island Health & Educational Building Corp. (Lifespan Obligated Group); Series 2009 A, Hospital Financing RB(b)(c)	6.13%	05/15/2019	500	527,945
Rhode Island Health & Educational Building Corp. (University of Rhode Island–Auxiliary Enterprise); Series 2009 B, Higher Education Facility RB (INS–AGC)(a)	5.25%	09/15/2029	1,265	1,328,655
Tobacco Settlement Financing Corp.;
Series 2015 A, Ref. RB	5.00%	06/01/2026	2,435	2,794,406
Series 2015 A, Ref. RB	5.00%	06/01/2027	1,600	1,818,128
Series 2015 A, Ref. RB	5.00%	06/01/2028	1,920	2,164,358
Series 2015 B, Ref. RB	2.25%	06/01/2041	3,515	3,512,434
				19,992,478

South Carolina–0.32%
Piedmont Municipal Power Agency; Series 2009 A-4, Ref. Electric RB	5.00%	01/01/2020	2,000	2,121,400
SCAGO Educational Facilities Corporation for Pickens School District; Series 2015, Ref. RB	5.00%	12/01/2026	2,250	2,577,308
South Carolina (State of) Education Assistance Authority; Series 2009 I, Student Loan RB	4.40%	10/01/2018	360	364,957

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27                         Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
South Carolina–(continued)
South Carolina (State of) Jobs-Economic Development Authority (Palmetto Health Alliance); Series 2013 A, Ref. Hospital RB	5.00%	08/01/2021	$1,300	$1,407,900
Spartanburg Regional Health Services District, Inc.; Series 2008 D, Ref. Hospital RB(b)(c)	5.25%	04/15/2018	1,000	1,004,860
				7,476,425

South Dakota–0.29%
Rapid City (City of);
Series 2009, Water RB(i)	5.00%	11/01/2021	1,170	1,233,051
Series 2009, Water RB(i)	5.00%	11/01/2024	1,620	1,707,302
Series 2009, Water RB(i)	5.00%	11/01/2025	1,650	1,738,919
South Dakota (State of) Health & Educational Facilities Authority (Regional Health); Series 2010, RB(b)(c)	5.00%	09/01/2020	1,000	1,081,630
South Dakota (State of) Health & Educational Facilities Authority (Sanford Health); Series 2009, RB	5.00%	11/01/2024	1,000	1,049,230
				6,810,132

Tennessee–1.19%
Jackson (City of);
Series 2008, Ref. Hospital Improvement RB(b)(c)	5.25%	04/01/2018	740	742,457
Series 2008, Ref. Hospital Improvement RB	5.25%	04/01/2023	260	260,764
Memphis (City of) & Shelby (County of) Airport Authority; Series 2011 D, Ref. RB	5.00%	07/01/2022	2,165	2,369,549
Nashville (City of) & Davidson (County of) Metropolitan Government Health & Educational Facilities Board (Blakeford at Green Hills);
Series 2012, Ref. & Improvement RB	5.00%	07/01/2020	860	915,195
Series 2012, Ref. & Improvement RB	5.00%	07/01/2021	885	959,685
Nashville (City of) & Davidson (County of) Metropolitan Government; Series 2017 B, Ref. Electric System RB	5.00%	05/15/2025	1,600	1,888,688
Shelby (County of) Health, Educational & Housing Facilities Board (Methodist Le Bonheur Healthcare); Series 2017 A, RB	5.00%	05/01/2024	1,840	2,113,663
Tennessee Energy Acquisition Corp.;
Series 2006 A, Gas RB	5.25%	09/01/2018	4,800	4,886,160
Series 2006 A, Gas RB	5.25%	09/01/2021	4,385	4,843,715
Series 2006 C, Gas RB	5.00%	02/01/2022	3,090	3,393,222
Series 2017 A, Gas RB(b)	4.00%	05/01/2023	5,000	5,333,600
				27,706,698

Texas–12.35%
Austin (City of); Series 2015 A, Ref. Water & Wastewater System RB	5.00%	11/15/2023	5,000	5,760,800
Austin Convention Enterprises, Inc.;
Series 2017, Ref. First Tier Convention Center RB	5.00%	01/01/2022	350	385,938
Series 2017, Ref. First Tier Convention Center RB	5.00%	01/01/2025	500	576,330
Series 2017, Ref. Sub. Second Tier Convention Center RB	5.00%	01/01/2025	400	455,144
Bexar (County of) Metropolitan Water District;
Series 2009, Ref. Waterworks System RB(c)	5.00%	05/01/2019	2,500	2,601,425
Series 2009, Ref. Waterworks System RB(b)(c)	5.00%	05/01/2019	2,500	2,601,425
Series 2009, Ref. Waterworks System RB(b)(c)	5.00%	05/01/2019	2,500	2,601,425
Series 2009, Ref. Waterworks System RB(b)(c)	5.00%	05/01/2019	2,500	2,601,425
Clifton Higher Education Finance Corp. (Idea Public Schools); Series 2013, Education RB	5.00%	08/15/2023	750	842,168
Corpus Christi Independent School District; Series 2009, School Building Unlimited Tax GO Bonds(b)(c)	5.00%	08/15/2019	1,100	1,155,605
Fort Worth (City of); Series 2015 A, Ref. & Improvement Water & Sewer System RB	5.00%	02/15/2022	6,975	7,800,212
Fort Worth Independent School District;
Series 2015, Ref. Unlimited Tax GO Bonds(CEP–Texas Permanent School Fund)	5.00%	02/15/2023	9,945	11,284,790
Series 2015, Ref. Unlimited Tax GO Bonds(CEP–Texas Permanent School Fund)	5.00%	02/15/2024	4,700	5,421,920
Galveston (City of); Series 2011, Ref. Wharves & Terminal RB	5.00%	02/01/2021	1,000	1,079,180

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28                         Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Texas–(continued)
Harris County Cultural Education Facilities Finance Corp. (Baylor College of Medicine);
Series 2016, Ref. Medical Facilities RB	5.00%	11/15/2022	$1,560	$1,758,541
Series 2016, Ref. Medical Facilities RB	5.00%	11/15/2023	3,000	3,430,500
Harris County Cultural Education Facilities Finance Corp. (Memorial Hermann Health System);
Series 2013 B, Ref. Hospital Floating Rate RB (SIFMA Municipal Swap Index + 0.60%)(d)	1.69%	06/01/2018	1,750	1,750,000
Series 2013 B, Ref. Hospital Floating Rate RB (SIFMA Municipal Swap Index + 0.70%)(d)	1.79%	06/01/2019	2,065	2,069,419
Series 2014 B, Hospital Floating Rate RB (SIFMA Municipal Swap Index + 0.58%)(b)(d)	1.67%	12/01/2019	11,000	11,005,610
Harris County Cultural Education Facilities Finance Corp. (St. Luke’s Episcopal Health System);
Series 2009, Ref. RB(c)	5.00%	02/15/2019	1,000	1,033,370
Series 2009, Ref. RB(b)(c)	5.63%	02/15/2019	2,500	2,598,150
Harris County Cultural Education Facilities Finance Corp. (TECO); Series 2009 A, Thermal Utility RB	5.00%	11/15/2019	485	512,412
Harris County Cultural Education Facilities Finance Corp. (Texas Children’s Hospital);
Series 2009, Hospital RB	5.00%	10/01/2024	1,750	1,834,893
Series 2015, Floating Rate RB (1 mo. USD LIBOR + 0.85%)(b)(d)	1.94%	06/01/2020	5,000	5,030,450
Harris County Cultural Education Facilities Finance Corp. (Texas Medical Center); Series 2009 A, Ref. Special Facilities RB (INS–AGC)(a)	5.00%	05/15/2023	1,500	1,557,030
Harris County Cultural Education Facilities Finance Corp. (YMCA of the Greater Houston Area);
Series 2013 A, Ref. RB	5.00%	06/01/2021	535	578,362
Series 2013 A, Ref. RB	5.00%	06/01/2022	855	933,378
Harris County Industrial Development Corp. (Deer Park Refining Limited Partnership);
Series 2006, Solid Waste Disposal RB(b)(c)	5.00%	12/01/2019	4,000	4,231,880
Series 2008, Solid Waste Disposal RB	4.70%	05/01/2018	7,320	7,354,331
Houston (City of);
Series 2009 A, Ref. Sr. Lien Airport System RB	5.00%	07/01/2018	500	506,170
Series 2009 A, Ref. Sr. Lien Airport System RB	5.00%	07/01/2019	250	252,885
Series 2014 C, Ref. First Lien Combined Utility System RB	5.00%	05/15/2024	3,685	4,268,520
Series 2016 A, Ref. Public Improvement Limited Tax GO Bonds	5.00%	03/01/2022	8,000	8,904,560
Series 2016 A, Ref. Public Improvement Limited Tax GO Bonds	5.00%	03/01/2023	5,000	5,661,650
Series 2016 A, Ref. Public Improvement Limited Tax GO Bonds	5.00%	03/01/2024	5,060	5,805,996
Katy (City of) Independent School District; Series 2015 C, Ref. Unlimited Tax GO Floating Rate Bonds (CEP–Texas Permanent School Fund) (1 mo. USD LIBOR + 0.55%)(b)(d)	1.61%	08/15/2019	17,600	17,600,000
La Vernia Higher Education Finance Corp. (Knowledge is Power Program, Inc.); Series 2009 A, RB(b)(c)	5.75%	08/15/2019	365	386,553
Lake Worth (City of); Series 2008, Combination Tax & Revenue Limited Tax GO Ctfs.(b)(c)	5.00%	10/01/2018	1,230	1,256,224
Leander Independent School District; Series 2014 D, Ref. Unlimited Tax CAB GO Bonds (CEP–Texas Permanent School Fund)(h)	0.00%	08/15/2027	5,675	4,207,161
Lower Colorado River Authority;
Series 2009, RB	5.25%	05/15/2029	455	474,697
Series 2009, Ref. RB(b)(c)	5.25%	05/15/2019	5	5,215
Series 2009, Ref. RB(b)(c)	5.25%	05/15/2019	30	31,291
Series 2009, Ref. RB(b)(c)	5.25%	05/15/2019	10	10,430
Mission Economic Development Corp. (Waste Management, Inc.); Series 2006, Solid Waste Disposal RB	1.80%	12/01/2018	3,000	3,002,400
New Hope Cultural Education Facilities Corp. (CHF–Collegiate Housing College Station I, LLC–Texas A&M University);
Series 2014 A, Student Housing RB(INS–AGM)(a)	4.00%	04/01/2018	200	200,404
Series 2014 A, Student Housing RB(INS–AGM)(a)	4.00%	04/01/2020	325	336,895
North East Texas Regional Mobility Authority;
Series 2016, Sr. Lien RB	5.00%	01/01/2024	1,090	1,230,643
Series 2016, Sr. Lien RB	5.00%	01/01/2025	1,200	1,370,256
Series 2016, Sr. Lien RB	5.00%	01/01/2026	1,870	2,148,911
Series 2016 A, Sr. Lien RB	5.00%	01/01/2022	720	790,315
Series 2016 A, Sr. Lien RB	5.00%	01/01/2023	755	842,180

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29                         Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Texas–(continued)
North Fort Bend Water Authority; Series 2009, Water System RB (INS–AGC)(a)	5.00%	12/15/2024	$2,000	$2,118,480
North Texas Tollway Authority;
Series 2005 C, Dallas North Tollway System RB(b)(c)	5.38%	01/01/2019	1,625	1,676,886
Series 2005 C, Dallas North Tollway System RB	5.38%	01/01/2021	375	386,719
Series 2011 A, Ref. First Tier Floating Rate RB (SIFMA Municipal Swap Index + 0.80%)(b)(d)	1.89%	01/01/2019	8,000	8,009,520
Series 2011 B, Ref. First Tier System RB	5.00%	01/01/2019	500	514,380
Series 2014 C, Ref. First Tier Floating Rate RB (SIFMA Municipal Swap Index + 0.67%)(b)(d)	1.76%	01/01/2020	9,600	9,617,760
Series 2016 A, Ref. First Tier System RB	5.00%	01/01/2024	8,000	9,209,760
Series 2016 A, Ref. First Tier System RB	5.00%	01/01/2025	2,000	2,273,140
Northside Independent School District (School Building);
Series 2012, Unlimited Tax GO Bonds(CEP–Texas Permanent School Fund)(b)	1.75%	06/01/2022	3,440	3,374,984
Series 2015, Unlimited Tax GO Bonds(CEP–Texas Permanent School Fund)(b)	1.65%	08/01/2018	2,250	2,251,823
Northwest Independent School District; Series 2015 B, Unlimited Tax GO Bonds (CEP–Texas Permanent School Fund)	5.00%	02/15/2025	2,525	2,955,411
Parker (County of); Series 2009, Road Unlimited Tax GO Bonds(b)(c)	5.25%	02/15/2019	1,000	1,036,690
Sachse (City of);
Series 2009, Ref. & Improvement Limited Tax GO Bonds(b)(c)	5.00%	02/15/2019	495	511,993
Series 2009, Ref. & Improvement Limited Tax GO Bonds(INS–AGC)(a)	5.00%	02/15/2024	5	5,163
San Antonio (City of);
Series 2012, Ref. Electric & Gas Systems RB	5.25%	02/01/2024	1,070	1,251,322
Series 2016, Ref. Electric & Gas Systems RB	5.00%	02/01/2022	3,350	3,738,533
Tarrant County Cultural Education Facilities Finance Corp. (Hendrick Medical Center);
Series 2009 A, Hospital RB(INS–AGC)(a)	5.00%	09/01/2022	595	624,090
Series 2009 A, Hospital RB(INS–AGC)(a)	5.00%	09/01/2024	1,280	1,337,229
Texas (State of) (Transportation Commission); Series 2014, Unlimited Tax GO Floating Rate Bonds (SIFMA Municipal Swap Index + 0.38%)(b)(d)	1.47%	10/01/2018	5,000	5,000,900
Texas (State of) Transportation Commission (State Highway Fund); Series 2015, Ref. First Tier RB	5.00%	10/01/2023	3,200	3,684,416
Texas (State of) Turnpike Authority (Central Texas Turnpike System); Series 2002 A, First Tier CAB RB (INS–AMBAC)(a)(h)	0.00%	08/15/2018	3,070	3,048,602
Texas (State of) Water Development Board; Series 2015 A, RB	5.00%	04/15/2024	6,200	7,188,714
Texas A&M University System Board of Regents; Series 2016 E, Ref. Financing System RB	5.00%	05/15/2025	5,000	5,876,700
Texas Municipal Gas Acquisition & Supply Corp. I; Series 2008 D, Sr. Lien Gas Supply RB	6.25%	12/15/2026	5,700	6,685,872
Texas Municipal Gas Acquisition & Supply Corp. III;
Series 2012, Gas Supply RB	5.00%	12/15/2019	3,500	3,687,670
Series 2012, Gas Supply RB	5.00%	12/15/2021	5,485	6,037,723
Series 2012, Gas Supply RB	5.00%	12/15/2022	500	559,390
Series 2012, Gas Supply RB	5.00%	12/15/2023	8,050	8,994,587
Texas State University Board of Regents;
Series 2017 A, Ref. Financing System RB	5.00%	03/15/2023	2,150	2,440,981
Series 2017 A, Ref. Financing System RB	5.00%	03/15/2024	4,000	4,605,400
Texas Woman’s University; Series 2008, Financing System RB	5.13%	07/01/2026	1,500	1,518,825
Tyler Health Facilities Development Corp. (Mother Frances Hospital Regional Health Care Center); Series 2011, Hospital RB(c)	5.00%	07/01/2021	1,285	1,410,326
University of Houston; Series 2017 A, Ref. Consolidated RB	5.00%	02/15/2025	5,760	6,721,690
University of Texas System Board of Regents;
Series 2010, Ref. Financing System RB	5.00%	08/15/2021	5,340	5,907,642
Series 2017 C, Ref. Financing System RB	5.00%	08/15/2024	8,475	9,884,053
Uptown Development Authority (Infrastructure Improvement Facilities);
Series 2009, Tax Increment Allocation Contract RB(b)(c)	5.00%	09/01/2019	900	945,369
Series 2009, Tax Increment Allocation Contract RB(b)(c)	5.10%	09/01/2019	1,455	1,530,485
Series 2009, Tax Increment Allocation Contract RB(b)(c)	5.38%	09/01/2019	450	475,169
				287,237,866

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30                         Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Utah–0.17%
Intermountain Power Agency; Subseries 2014-A, Ref. Sub. Power Supply RB	5.00%	07/01/2019	$2,500	$2,613,425
Riverton (City of) (IHC Health Services, Inc.); Series 2009, Hospital RB	5.00%	08/15/2018	1,310	1,330,960
				3,944,385

Vermont–0.04%
Vermont (State of) Educational & Health Buildings Financing Agency (Fletcher Allen Health Care); Series 2004 B, Hospital RB(b)(c)	5.00%	06/01/2018	1,000	1,009,250

Virgin Islands–0.50%
Virgin Islands (Government of) Public Finance Authority (Matching Fund Loan Note — Diageo); Series 2009 A, Sub. RB	6.75%	10/01/2019	655	492,888
Virgin Islands (Government of) Public Finance Authority (Virgin Islands Matching Fund Loan Note);
Series 2009 A-1, Ref. Sr. Lien Capital Projects RB	4.13%	10/01/2018	1,875	1,725,000
Series 2009 B, Ref. Sr. Lien RB	5.00%	10/01/2018	1,000	925,000
Virgin Islands (Government of) Public Finance Authority;
Series 2015, RB(e)	5.00%	09/01/2022	2,220	2,390,008
Series 2015, RB(e)	5.00%	09/01/2023	1,500	1,624,110
Series 2015, RB(e)	5.00%	09/01/2024	1,650	1,791,718
Series 2015, RB(e)	5.00%	09/01/2025	1,500	1,630,755
Virgin Islands (Government of) Water & Power Authority; Series 2010 B, Electric System RB (INS–AGM)(a)	5.00%	07/01/2022	1,000	1,040,810
				11,620,289

Virginia–1.33%
Chesterfield (County of) Economic Development Authority (Virginia Electric & Power Co.); Series 2009 A, Ref. PCR	5.00%	05/01/2023	500	519,340
Smyth (County of) Industrial Development Authority (Mountain States Health Alliance); Series 2010 B, Ref. Hospital RB	5.00%	07/01/2018	1,255	1,268,341
Virginia (State of) College Building Authority (21st Century College and Equipment Programs); Series 2015 D, Educational Facilities RB (CEP-Colorado Higher Education Intercept Program)	5.00%	02/01/2021	10,000	10,919,200
Virginia (State of) Resources Authority (State Revolving Fund); Series 2008, Sub. Clean Water RB(b)(c)	5.00%	10/01/2018	1,315	1,344,193
Virginia Commonwealth Transportation Board;
Series 2016, Federal Transportation Grant Anticipation RB	5.00%	03/15/2024	1,500	1,734,345
Series 2016, Federal Transportation Grant Anticipation RB	5.00%	09/15/2024	1,015	1,183,094
Series 2016, Federal Transportation Grant Anticipation RB	5.00%	09/15/2025	4,765	5,614,409
Series 2017, Ref. Federal Transportation Grant Anticipation RB	5.00%	09/15/2023	7,235	8,313,883
				30,896,805

Washington–3.69%
Central Puget Sound Regional Transit Authority; Series 2015 S-2A, Sales & Use Tax Floating Rate Green Bonds (SIFMA Municipal Swap Index + 0.70%)(b)(d)	1.79%	11/01/2018	12,500	12,512,250
Clark (County of) Public Utility District No. 1;
Series 2009, Ref. Electric System RB(b)(c)	5.00%	01/01/2019	300	308,907
Series 2009, Ref. Electric System RB(b)(c)	5.00%	01/01/2019	500	514,845
Cowlitz (County of) (Cowlitz Sewer Operating Board — Wastewater Treatment); Series 2002, Ref. Special Sewer RB (INS–NATL)(a)	5.50%	11/01/2019	1,755	1,821,076
Energy Northwest (Project #1);
Series 2016 A, Ref. Electric RB	5.00%	07/01/2025	10,000	11,752,500
Series 2016 A, Ref. Electric RB	5.00%	07/01/2026	4,500	4,951,080
Series 2017 A, Ref. Electric RB	5.00%	07/01/2026	2,000	2,242,360
Energy Northwest (Project #3); Series 2017 A, Ref. Electric RB	5.00%	07/01/2025	9,000	10,577,250
Everett (City of); Series 2014, Ref. Limited Tax GO Floating Rate Bonds (SIFMA Municipal Swap Index + 0.40%)(b)(d)	1.49%	12/01/2019	5,710	5,720,678
King (County of); Series 2015 E, Ref. Limited Tax GO Bonds	5.00%	12/01/2022	5,520	6,285,017

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31                         Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Washington–(continued)
Seattle (City of);
Series 2015 A, Ref. Limited Tax GO Bonds	5.00%	06/01/2023	$4,000	$4,588,360
Series 2015 B-2, Municipal Light & Power Floating Rate RB (SIFMA Municipal Swap Index + 0.68%)(b)(d)	1.77%	11/01/2018	7,500	7,506,750
Seattle (Port of); Series 2015 B, Ref. RB	5.00%	03/01/2022	1,205	1,344,189
Washington (State of) Economic Development Finance Authority (Waste Management, Inc.); Series 2008, Solid Waste Disposal RB(e)	2.13%	06/01/2020	3,000	2,997,660
Washington (State of) Health Care Facilities Authority (Fred Hutchinson Cancer Research Center); Series 2017, Ref. Floating Rate RB (1 mo. USD LIBOR + 1.10%)(b)(d)	2.17%	07/01/2022	5,000	5,046,100
Washington (State of) Health Care Facilities Authority (Highline Medical Center); Series 2008, Mortgage RB(b)(c)	5.25%	08/01/2018	985	1,000,583
Washington (State of) Health Care Facilities Authority (PeaceHealth); Series 2014 A, Ref. RB	5.00%	11/15/2020	500	541,945
Washington (State of) Higher Education Facilities Authority (Gonzaga University);
Series 2009, Ref. RB(b)(c)	5.38%	04/01/2019	1,050	1,093,900
Series 2010 A, Ref. RB(c)	5.00%	04/01/2019	1,810	1,878,418
Washington (State of); Series 2015, Motor Vehicle Fuel Unlimited Tax GO Bonds	5.00%	08/01/2024	2,735	3,187,150
				85,871,018

West Virginia–0.88%
Mason (County of) (Appalachian Power Co.); Series 2003 L, PCR(b)	1.63%	10/01/2018	10,000	9,971,500
West Virginia (State of) Economic Development Authority (Appalachian Power Co. — Amos); Series 2008 C, Ref. PCR	3.25%	05/01/2019	5,255	5,295,779
West Virginia (State of) Hospital Finance Authority (West Virginia University Hospitals, Inc.); Series 2003 D, Hospital Improvement RB(b)(c)	5.38%	12/01/2018	1,200	1,235,400
West Virginia (State of) University; Series 2014 C, Ref. Floating Rate RB (SIFMA Municipal Swap Index + 0.53%)(b)(d)	1.62%	10/01/2019	4,000	4,000,960
				20,503,639

Wisconsin–0.21%
Wisconsin (State of) Health & Educational Facilities Authority (Froedtert & Community Health, Inc. Obligated Group);
Series 2009 C, RB	5.00%	04/01/2019	750	778,103
Series 2009 C, RB(b)(c)	5.00%	04/01/2019	750	778,762
Wisconsin (State of) Health & Educational Facilities Authority (Marquette University);
Series 2008 B-1, Ref. RB	3.75%	10/01/2018	880	891,290
Series 2008 B-3, RB	3.75%	10/01/2018	1,125	1,139,434
Series 2008 B-3, RB	4.00%	10/01/2019	1,145	1,185,888
				4,773,477

Wyoming–0.13%
Campbell (County of) Hospital District (Campbell County Memorial Hospital); Series 2009, RB(c)	5.00%	12/01/2018	545	559,562
Sweetwater (County of) (Idaho Power Co.); Series 2006, Ref. PCR	5.25%	07/15/2026	1,200	1,261,020
Wyoming (State of) Municipal Power Agency; Series 2017 A, Ref. Power Supply RB (INS–BAM)(a)	5.00%	01/01/2024	1,000	1,134,820
				2,955,402
TOTAL INVESTMENTS IN SECURITIES(j)–99.14% (Cost $2,290,500,731)				2,305,355,441
OTHER ASSETS LESS LIABILITIES–0.86%				19,940,419
NET ASSETS–100.00%				$2,325,295,860

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32                         Invesco Limited Term Municipal Income Fund

Investment Abbreviations:

AGC	– Assured Guaranty Corp.
AGM	– Assured Guaranty Municipal Corp.
AMBAC	– American Municipal Bond Assurance Corp.
BAM	– Build America Mutual Assurance Co.
CAB	– Capital Appreciation Bonds
CEP	– Credit Enhancement Provider
COP	– Certificates of Participation
CPI	– Consumer Price Index
Ctfs.	– Certificates
FGIC	– Financial Guaranty Insurance Co.
GO	– General Obligation
Gtd.	– Guaranteed
IDR	– Industrial Development Revenue Bonds
INS	– Insurer
Jr.	– Junior
LIBOR	– London Interbank Offered Rate
LOC	– Letter of Credit
NATL	– National Public Finance Guarantee Corp.
PCR	– Pollution Control Revenue Bonds
PILOT	– Payment-in-Lieu-of-Tax
RAB	– Revenue Anticipation Bonds
RAC	– Revenue Anticipation Certificates
RB	– Revenue Bonds
Ref.	– Refunding
RN	– Revenue Notes
Sec.	– Secured
SGI	– Syncora Guarantee, Inc.
SIFMA	– Securities Industry and Financial Markets Association
Sr.	– Senior
Sub.	– Subordinated
USD	– U.S. Dollar
VRD	– Variable Rate Demand

Notes to Schedule of Investments:

(a)	Principal and/or interest payments are secured by the bond insurance company listed.
(b)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(c)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(d)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2018.
(e)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2018 was $11,443,391, which represented less than 1% of the Fund’s Net Assets.
(f)	Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically based on current market interest rates. Rate shown is the rate in effect on February 28, 2018.
(g)	Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.
(h)	Zero coupon bond issued at a discount.
(i)	Security subject to crossover refunding.
(j)	This table provides a listing of those entities that have either issued, guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the securities held in the portfolio. In instances where the entity has guaranteed, backed or otherwise enhanced the credit quality of a security, it is not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations.

Entity	Percentage
Assured Guaranty Municipal Corp.	5.5%

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33                         Invesco Limited Term Municipal Income Fund

Statement of Assets and Liabilities

February 28, 2018

Assets:
Investments in securities, at value (Cost $2,290,500,731)	$2,305,355,441
Cash	71,917
Receivable for:
Investments sold	100,171
Fund shares sold	6,945,508
Interest	21,180,922
Investment for trustee deferred compensation and retirement plans	240,519
Other assets	65,022
Total assets	2,333,959,500

Liabilities:
Payable for:
Dividends	1,070,131
Fund shares reacquired	6,455,605
Accrued fees to affiliates	764,031
Accrued trustees’ and officers’ fees and benefits	8,681
Accrued other operating expenses	95,208
Trustee deferred compensation and retirement plans	269,984
Total liabilities	8,663,640
Net assets applicable to shares outstanding	$2,325,295,860

Net assets consist of:
Shares of beneficial interest	$2,330,397,956
Undistributed net investment income	4,553,832
Undistributed net realized gain (loss)	(24,510,638)
Net unrealized appreciation	14,854,710
$2,325,295,860

Net Assets:
Class A	$1,048,358,929
Class A2	$57,532,972
Class C	$304,861,179
Class Y	$737,222,432
Class R5	$10,236,591
Class R6	$167,083,757

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	93,478,151
Class A2	5,127,265
Class C	27,199,193
Class Y	65,773,504
Class R5	913,293
Class R6	14,909,901
Class A:
Net asset value per share	$11.22
Maximum offering price per share
(Net asset value of $11.22 ÷ 99.00%)	$11.33
Class A2:
Net asset value per share	$11.22
Maximum offering price per share
(Net asset value of $11.22 ÷ 97.50%)	$11.51
Class C:
Net asset value and offering price per share	$11.21
Class Y:
Net asset value and offering price per share	$11.21
Class R5:
Net asset value and offering price per share	$11.21
Class R6:
Net asset value and offering price per share	$11.21

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34                         Invesco Limited Term Municipal Income Fund

Statement of Operations

For the year ended February 28, 2018

Investment income:
Interest	$61,705,403

Expenses:
Advisory fees	5,719,577
Administrative services fees	497,557
Custodian fees	20,563
Distribution fees:
Class A	2,827,706
Class C	3,515,838
Transfer agent fees — A, A2, C and Y	2,036,287
Transfer agent fees — R5	9,005
Transfer agent fees — R6	662
Trustees’ and officers’ fees and benefits	55,400
Registration and filing fees	289,204
Reports to shareholders	269,033
Professional services fees	103,561
Other	231,368
Total expenses	15,575,761
Less: Expense offset arrangement(s)	(1,450)
Net expenses	15,574,311
Net investment income	46,131,092

Realized and unrealized gain (loss) from:
Net realized gain (loss) from investment securities	(7,696,500)
Change in net unrealized appreciation (depreciation) of investment securities	(15,635,824)
Net realized and unrealized gain (loss)	(23,332,324)
Net increase in net assets resulting from operations	$22,798,768

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

35                         Invesco Limited Term Municipal Income Fund

Statement of Changes in Net Assets

For the years ended February 28, 2018 and 2017

	2018	2017
Operations:
Net investment income	$46,131,092	$45,426,400
Net realized gain (loss)	(7,696,500)	(15,354,038)
Change in net unrealized appreciation (depreciation)	(15,635,824)	(51,805,735)
Net increase (decrease) in net assets resulting from operations	22,798,768	(21,733,373)

Distributions to shareholders from net investment income:
Class A	(19,489,858)	(22,907,468)
Class A2	(1,285,499)	(1,809,785)
Class C	(3,413,701)	(3,717,645)
Class Y	(17,866,592)	(15,645,285)
Class R5	(214,732)	(336,922)
Class R6	(391,264)	—
Total distributions from net investment income	(42,661,646)	(44,417,105)

Share transactions–net:
Class A	(217,475,031)	124,506,953
Class A2	(14,112,643)	(18,708,864)
Class C	(83,579,383)	136,484,449
Class Y	(57,071,914)	146,706,047
Class R5	(569,342)	(4,689,736)
Class R6	168,297,902	—
Net increase (decrease) in net assets resulting from share transactions	(204,510,411)	384,298,849
Net increase (decrease) in net assets	(224,373,289)	318,148,371

Net assets:
Beginning of year	2,549,669,149	2,231,520,778
End of year (includes undistributed net investment income of $4,553,832 and $1,170,489, respectively)	$2,325,295,860	$2,549,669,149

Notes to Financial Statements

February 28, 2018

NOTE 1—Significant Accounting Policies

Invesco Limited Term Municipal Income Fund (the “Fund”) is a series portfolio of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of six separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is federal tax-exempt current income.

The Fund currently consists of six different classes of shares: Class A, Class A2, Class C, Class Y, Class R5 and Class R6. Effective April 4, 2017, the Fund began offering Class R6 shares. Class Y shares are available only to certain investors. Class A and Class A2 shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y, Class R5 and Class R6 shares are sold at net asset value.

As of the close of business on October 30, 2002, Class A2 shares are closed to new investors.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt

36                         Invesco Limited Term Municipal Income Fund

obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Securities for which market quotations either are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable and tax-exempt earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay shareholders “exempt-interest dividends”, as defined in the Internal Revenue Code.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.

Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund

37                         Invesco Limited Term Municipal Income Fund

monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Other Risks — The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located.

Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and the Fund’s investments in municipal securities.

There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $500 million	0.30%
Over $500 million up to and including $1 billion	0.25%
Over $1 billion	0.20%

For the year ended February 28, 2018, the effective advisory fees incurred by the Fund was 0.23%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco PowerShares Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2018, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class A2, Class C, Class Y, Class R5 and Class R6 shares to 1.50%, 1.25%, 2.25%, 1.25%, 1.25% and 1.25%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2018. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 28, 2018, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 28, 2018, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class A2, Class C, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A and Class C shares (collectively, the “Plans”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares and 1.00% of the average daily net assets of Class C shares. The fees are accrued daily and paid monthly. Of the Rule 12b-1 payment, up to 0.25% of the average daily net assets of the Class A and Class C shares may be paid to furnish continuing personal shareholder services to customers who purchase and own Class A and Class C shares of the Fund. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) also impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended February 28, 2018, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A and Class A2 shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 28, 2018, IDI advised the Fund that IDI retained

38                         Invesco Limited Term Municipal Income Fund

$192,087 and $477 in front-end sales commissions from the sale of Class A and Class A2 shares, respectively. Also, $251,053 and $20,920 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of February 28, 2018, all of the securities in this Fund were valued based on Level 2 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the year ended February 28, 2018, there were no material transfers between valuation levels.

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended February 28, 2018, the Fund engaged in securities purchases of $202,932,987 and securities sales of $243,649,206, which did not result in any realized gains (losses).

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended February 28, 2018, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $1,450.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The Bank of New York Mellon, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks exceed 5% of the Fund’s total assets.

39                         Invesco Limited Term Municipal Income Fund

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 28, 2018 and 2017:

	2018	2017
Ordinary income — tax-exempt	$42,661,646	$44,417,105

Tax Components of Net Assets at Period-End:

2018
Undistributed tax exempt income	$4,789,298
Net unrealized appreciation — investments	14,854,710
Temporary book/tax differences	(235,466)
Capital loss carryforward	(24,510,638)
Shares of beneficial interest	2,330,397,956
Total net assets	$2,325,295,860

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of February 28, 2018, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$18,795,071	$5,715,567	$24,510,638

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 28, 2018 was $397,782,218 and $557,056,396, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$29,998,705
Aggregate unrealized (depreciation) of investments	(15,143,995)
Net unrealized appreciation of investments	$14,854,710

Cost of investments is the same for tax and financial reporting purposes.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of expired capital loss carryforward and taxable income, on February 28, 2018, undistributed net investment income was decreased by $86,103, undistributed net realized gain (loss) was increased by $195,867 and shares of beneficial interest was decreased by $109,764. This reclassification had no effect on the net assets of the Fund.

40                         Invesco Limited Term Municipal Income Fund

NOTE 11—Share Information

	Summary of Share Activity
	Years ended February 28,
	2018(a)		2017
	Shares	Amount	Shares	Amount
Sold:
Class A	27,900,934	$317,089,285	56,786,894	$652,828,046
Class A2	689,094	7,853,213	1,405,989	16,239,753
Class C	9,704,662	110,250,801	29,213,895	336,384,155
Class Y	49,052,104	556,104,940	60,852,291	696,478,852
Class R5	263,724	2,997,331	783,836	8,969,533
Class R6(b)	15,359,959	173,353,027	—	—

Issued as reinvestment of dividends:
Class A	1,306,796	14,825,623	1,438,722	16,490,054
Class A2	88,188	1,001,546	98,658	1,130,171
Class C	262,498	2,976,711	283,594	3,247,243
Class Y	991,637	11,246,297	791,881	9,065,256
Class R5	3,410	38,556	4,457	51,211
Class R6	34,218	383,812	—	—

Reacquired:
Class A	(48,436,602)	(549,389,939)	(47,783,790)	(544,811,147)
Class A2	(2,023,437)	(22,967,402)	(3,185,279)	(36,078,788)
Class C	(17,347,674)	(196,806,895)	(17,800,934)	(203,146,949)
Class Y	(55,160,963)	(624,423,151)	(49,088,887)	(558,838,061)
Class R5	(317,613)	(3,605,229)	(1,214,424)	(13,710,480)
Class R6	(484,276)	(5,438,937)	—	—
Net increase (decrease) in share activity	(18,113,341)	$(204,510,411)	32,586,903	$384,298,849

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 65% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Commencement date of April 4, 2017.

41                         Invesco Limited Term Municipal Income Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Class A
Year ended 02/28/18	$11.31	$0.21	$(0.10)	$0.11	$(0.20)	$11.22	0.93%	$1,048,359	0.62	%(d)	0.62	%(d)	1.86	%(d)	20%
Year ended 02/28/17	11.57	0.21	(0.27)	(0.06)	(0.20)	11.31	(0.51)	1,274,653	0.60		0.60		1.79		29
Year ended 02/29/16	11.62	0.24	(0.04)	0.20	(0.25)	11.57	1.76	1,183,160	0.61		0.61		2.14		13
Year ended 02/28/15	11.59	0.31	0.04	0.35	(0.32)	11.62	3.06	942,344	0.63		0.63		2.67		15
Year ended 02/28/14	11.91	0.34	(0.33)	0.01	(0.33)	11.59	0.16	963,414	0.62		0.62		2.97		5
Class A2
Year ended 02/28/18	11.31	0.24	(0.11)	0.13	(0.22)	11.22	1.18	57,533	0.37	(d)	0.37	(d)	2.11	(d)	20
Year ended 02/28/17	11.58	0.23	(0.27)	(0.04)	(0.23)	11.31	(0.35)	72,115	0.35		0.35		2.04		29
Year ended 02/29/16	11.63	0.27	(0.04)	0.23	(0.28)	11.58	2.02	93,226	0.36		0.36		2.39		13
Year ended 02/28/15	11.61	0.34	0.03	0.37	(0.35)	11.63	3.23	91,972	0.38		0.38		2.92		15
Year ended 02/28/14	11.91	0.37	(0.31)	0.06	(0.36)	11.61	0.58	88,598	0.37		0.37		3.22		5
Class C
Year ended 02/28/18	11.30	0.13	(0.11)	0.02	(0.11)	11.21	0.18	304,861	1.37	(d)	1.37	(d)	1.11	(d)	20
Year ended 02/28/17	11.56	0.12	(0.26)	(0.14)	(0.12)	11.30	(1.26)	390,826	1.35		1.35		1.04		29
Year ended 02/29/16	11.62	0.16	(0.06)	0.10	(0.16)	11.56	0.91	264,598	1.36		1.36		1.39		13
Year ended 02/28/15	11.59	0.22	0.04	0.26	(0.23)	11.62	2.30	91,977	1.38		1.38		1.92		15
Year ended 02/28/14(e)	11.50	0.17	0.08	0.25	(0.16)	11.59	2.21	10,355	1.38	(f)	1.38	(f)	2.21	(f)	5
Class Y
Year ended 02/28/18	11.30	0.24	(0.11)	0.13	(0.22)	11.21	1.18	737,222	0.37	(d)	0.37	(d)	2.11	(d)	20
Year ended 02/28/17	11.56	0.23	(0.26)	(0.03)	(0.23)	11.30	(0.27)	801,182	0.35		0.35		2.04		29
Year ended 02/29/16	11.61	0.27	(0.04)	0.23	(0.28)	11.56	2.02	674,461	0.36		0.36		2.39		13
Year ended 02/28/15	11.58	0.34	0.04	0.38	(0.35)	11.61	3.32	375,156	0.38		0.38		2.92		15
Year ended 02/28/14	11.90	0.37	(0.33)	0.04	(0.36)	11.58	0.40	280,144	0.37		0.37		3.22		5
Class R5
Year ended 02/28/18	11.30	0.24	(0.11)	0.13	(0.22)	11.21	1.18	10,237	0.37	(d)	0.37	(d)	2.11	(d)	20
Year ended 02/28/17	11.57	0.23	(0.27)	(0.04)	(0.23)	11.30	(0.33)	10,893	0.35		0.35		2.04		29
Year ended 02/29/16	11.62	0.28	(0.05)	0.23	(0.28)	11.57	2.06	16,076	0.31		0.31		2.44		13
Year ended 02/28/15	11.59	0.34	0.04	0.38	(0.35)	11.62	3.34	14,216	0.36		0.36		2.94		15
Year ended 02/28/14	11.90	0.37	(0.32)	0.05	(0.36)	11.59	0.48	11,917	0.36		0.36		3.23		5
Class R6
Year ended 02/28/18(e)	11.30	0.22	(0.10)	0.12	(0.21)	11.21	1.10	167,084	0.29	(d)(f)	0.29	(d)(f)	2.19	(d)(f)	20

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $1,131,083, $65,206, $351,584, $909,812, $10,889 and $16,215 for Class A, Class A2, Class C, Class Y, Class R5 and Class R6 shares, respectively.
(e)	Commencement date of June 28, 2013 and April 4, 2017 for Class C and Class R6 Shares, respectively.
(f)	Annualized.

42                         Invesco Limited Term Municipal Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)

and Shareholders of Invesco Limited Term Municipal Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Limited Term Municipal Income Fund (one of the funds constituting AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), hereafter referred to as the “Fund”) as of February 28, 2018, the related statement of operations for the year ended February 28, 2018, the statement of changes in net assets for each of the two years in the period ended February 28, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2018 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, TX

April 27, 2018

We have served as the auditor of one or more of the investment companies in the Invesco/PowerShares group of investment companies since at least 1995. We have not determined the specific year we began serving as auditor.

43                         Invesco Limited Term Municipal Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2017 through February 28, 2018.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (09/01/17)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (02/28/18)[1]	Expenses Paid During Period[2]	Ending Account Value (02/28/18)	Expenses Paid During Period[2]
A	$1,000.00	$987.80	$3.11	$1,021.67	$3.16	0.63%
A2	1.000.00	988.20	1.87	1,022.91	1.91	0.38
C	1,000.00	983.20	6.79	1,017.95	6.90	1.38
Y	1,000.00	988.20	1.87	1,022.91	1.91	0.38
R5	1,000.00	988.20	1.77	1,023.01	1.81	0.36
R6	1,000.00	989.40	1.48	1,023.31	1.51	0.30

[1]	The actual ending account value is based on the actual total return of the Fund for the period September 1, 2017 through February 28, 2018, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

44                         Invesco Limited Term Municipal Income Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2018:

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Tax-Exempt Interest Dividends*	100.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

45                         Invesco Limited Term Municipal Income Fund

Trustees and Officers

The address of each trustee and officer is AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			158	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management).

Formerly: Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			158	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Limited Term Municipal Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	158	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	158	Board member of the Illinois Manufacturers’ Association
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	158	None
Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	158	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor)
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	158	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Prema Mathai-Davis — 1950 Trustee	1998	Retired.	158	None
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	158	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Ann Barnett Stern — 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	158	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	158	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	158	None
Christopher L. Wilson — 1957 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	158	TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); ISO New England, Inc. (non-profit organization managing regional electricity market)

T-2                         Invesco Limited Term Municipal Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	1999

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor — 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Secretary, W.L. Ross & Co., LLC; Secretary and Vice President, Jemstep, Inc.

Formerly: Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
John M. Zerr — 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC

Formerly: Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco

			N/A	N/A

T-3                         Invesco Limited Term Municipal Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
		Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)
Gregory G. McGreevey — 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Management Group, Inc.; Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, PowerShares Actively Managed

Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian Bank of New York Mellon 2 Hanson Place Brooklyn, NY 11217-1431

T-4                         Invesco Limited Term Municipal Income Fund

Explore High-Conviction Investing with Invesco

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
∎	Quarterly statements
∎	Daily confirmations
∎	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-07890 and 033-66242	Invesco Distributors, Inc.	LTMI-AR-1	04162018	1459

ITEM 2.	CODE OF ETHICS.

On May 2, 2018, the Board of Trustees of the Invesco Funds amended the Code of Ethics (the “Code”) that applies to the Registrant’s Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial experts are David C. Arch, Bruce L. Crockett, Cynthia Hostetler, Teresa M. Ressel, Raymond Stickel, Jr. and Robert C. Troccoli. David C. Arch, Bruce L. Crockett, Cynthia Hostetler, Teresa M. Ressel, Raymond Stickel, Jr. and Robert Troccoli are “independent” within the meaning of that term as used in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

PricewaterhouseCoopers LLP informed the Trust that it has identified an issue related to its independence under Rule 2-01(c)(1)(ii)(A) of Regulation S-X (referred to as the Loan Rule). The Loan Rule prohibits accounting firms, such as PricewaterhouseCoopers LLP, from being deemed independent if they have certain financial relationships with their audit clients or certain affiliates of those clients. The Trust is required under various securities laws to have its financial statements audited by an independent accounting firm.

The Loan Rule specifically provides that an accounting firm would not be independent if it or certain affiliates and covered persons receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities (referred to as a “more than ten percent owner”). For purposes of the Loan Rule, audit clients include the Funds as well as all registered investment companies advised by the Adviser and its affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd. (collectively, the Invesco Fund Complex). PricewaterhouseCoopers LLP informed the Trust it and certain affiliates and covered persons have relationships with lenders who hold, as record owner, more than ten percent of the shares of certain funds within the Invesco Fund Complex, which may implicate the Loan Rule.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to the audit independence issue described above. In that letter, the SEC confirmed that it would not recommend enforcement action against a fund that relied on audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. In connection with prior independence determinations, PricewaterhouseCoopers LLP communicated, as contemplated by the no-action letter, that it believes that it remains objective and impartial and that a reasonable investor possessing all the facts would conclude that PricewaterhouseCoopers LLP is able to exhibit the requisite objectivity and impartiality to report on the Funds’ financial statements as the independent registered public accounting firm. PricewaterhouseCoopers LLP also represented that it has complied with PCAOB Rule 3526(b)(1) and (2), which are conditions to the Funds relying on the no action letter, and affirmed that it is an independent accountant within the meaning of PCAOB Rule 3520. Therefore, the Adviser, the Funds and PricewaterhouseCoopers LLP concluded that PricewaterhouseCoopers LLP could continue as the Funds’ independent registered public accounting firm. The Invesco Fund Complex relied upon the no-action letter in reaching this conclusion.

If in the future the independence of PricewaterhouseCoopers LLP is called into question under the Loan Rule by circumstances that are not addressed in the SEC’s no-action letter, the Funds will need to take other action in order for the Funds’ filings with the SEC containing financial statements to be deemed compliant with applicable securities laws. Such additional actions could result in additional costs, impair the ability of the Funds to issue new shares or have other material adverse effects on the Funds. The SEC no-action relief was initially set to expire 18 months from issuance but has been extended by the SEC without an expiration date, except that the no-action letter will be withdrawn upon the effectiveness of any amendments to the Loan Rule designed to address the concerns expressed in the letter.

(a) to (d)

Fees Billed by PWC Related to the Registrant

PWC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

	Fees Billed for Services Rendered to the Registrant for fiscal year end 2018	Fees Billed for Services Rendered to the Registrant for fiscal year end 2017
Audit Fees	$245,100	$235,675
Audit-Related Fees(1)	$33,000	$0
Tax Fees(2)	$31,650	$22,800
All Other Fees	$0	$0

Total Fees	$309,750	$258,475

(g) PWC billed the Registrant aggregate non-audit fees of $64,650 for the fiscal year ended 2018, and $22,800 for the fiscal year ended 2017, for non-audit services rendered to the Registrant.

(1)	Audit-Related Fees for the fiscal year end February 28, 2018 includes fees billed for reviewing regulatory filings.
(2)	Tax fees for the fiscal year end February 28, 2018 includes fees billed for reviewing tax returns and/or services related to tax compliance. Tax fees for fiscal year end February 28, 2017 includes fees billed for reviewing tax returns and/or services related to tax compliance.

Fees Billed by PWC Related to Invesco and Invesco Affiliates

PWC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years as follows:

	Fees Billed for Non- Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2018 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	Fees Billed for Non- Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2017 That Were Required to be Pre-Approved by the Registrant’s Audit Committee
Audit-Related Fees	$662,000	$635,000
Tax Fees	$0	$0
All Other Fees	$611,000	$2,827,000

Total Fees(1)	$1,273,000	$3,462,000

(1)	Audit-Related fees for the year end 2018 include fees billed related to reviewing controls at a service organization. Audit-Related fees for the year end 2017 include fees billed related to reviewing controls at a service organization.

All other fees for the year end 2018 include fees billed related to the assessments for certain of the company’s risk management tools, current state analysis against regulatory requirements and identification of structural and organizational alternatives, informed by industry practices, for certain of the company’s administrative activities and functions. All other fees for the year end 2017 include fees billed related to the identification of structural and organizational alternatives, informed by industry practices, for certain of the company’s administrative activities and functions.

(e)(2) There were no amounts that were pre-approved by the Audit Committee pursuant to the de minimus exception under Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Including the fees for services not required to be pre-approved by the registrant’s audit committee, PWC billed Invesco and Invesco Affiliates aggregate non-audit fees of $4,101,000 for the fiscal year ended February 28, 2018, and $6,075,000 for the fiscal year ended February 28, 2017, for non-audit services rendered to Invesco and Invesco Affiliates.

PWC provided audit services to the Investment Company complex of approximately $23 million.

(h) The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PWC’s independence.

(e)(1)

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES

As adopted by the Audit Committees

of the Invesco Funds (the “Funds”)

Last Amended May 4, 2016

I.	Statement of Principles

The Audit Committees (the “Audit Committee”) of the Boards of Trustees of the Funds (the “Board”) have adopted these policies and procedures (the “Procedures”) with respect to the pre-approval of audit and non-audit services to be provided by the Funds’ independent auditor (the “Auditor”) to the Funds, and to the Funds’ investment adviser(s) and any entity controlling, controlled by, or under common control with the investment adviser(s) that provides ongoing services to the Funds (collectively, “Service Affiliates”).

Under Section 202 of the Sarbanes-Oxley Act of 2002, all audit and non-audit services provided to the Funds by the Auditor must be preapproved by the Audit Committee. Rule 2-01 of Regulation S-X requires that the Audit Committee also pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds (a “Service Affiliate’s Covered Engagement”).

These Procedures set forth the procedures and the conditions pursuant to which the Audit Committee may pre-approve audit and non-audit services for the Funds and a Service Affiliate’s Covered Engagement pursuant to rules and regulations of the Securities and Exchange Commission (“SEC”) and other organizations and regulatory bodies applicable to the Funds (“Applicable Rules”).1 They address both general pre-approvals without consideration of specific case-by-case services (“general pre-approvals”) and pre-approvals on a case-by-case basis (“specific pre-approvals”). Any services requiring pre-approval that are not within the scope of general pre-approvals hereunder are subject to specific pre-approval. These Procedures also address the delegation by the Audit Committee of pre-approval authority to the Audit Committee Chair or Vice Chair.

II.	Pre-Approval of Fund Audit Services

The annual Fund audit services engagement, including terms and fees, is subject to specific pre-approval by the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by an independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committee will receive, review and consider sufficient information concerning a proposed Fund audit engagement to make a reasonable evaluation of the Auditor’s qualifications and independence. The Audit Committee will oversee the Fund audit services engagement as necessary, including approving any changes in terms, audit scope, conditions and fees.

In addition to approving the Fund audit services engagement at least annually and specifically approving any changes, the Audit Committee may generally or specifically pre-approve engagements for other audit services, which are those services that only an independent auditor reasonably can provide. Other audit services may include services associated with SEC registration statements, periodic reports and other documents filed with the SEC.

[1]	Applicable Rules include, for example, New York Stock Exchange (“NYSE”) rules applicable to closed-end funds managed by Invesco and listed on NYSE.

III.	General and Specific Pre-Approval of Non-Audit Fund Services

The Audit Committee will consider, at least annually, the list of General Pre-Approved Non-Audit Services which list may be terminated or modified at any time by the Audit Committee. To inform the Audit Committee’s review and approval of General Pre-Approved Non-Audit Services, the Funds’ Treasurer (or his or her designee) and Auditor shall provide such information regarding independence or other matters as the Audit Committee may request.

Any services or fee ranges that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval. Each request for specific pre-approval by the Audit Committee for services to be provided by the Auditor to the Funds must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, and other relevant information sufficient to allow the Audit Committee to consider whether to pre-approve such engagement, including evaluating whether the provision of such services will impair the independence of the Auditor and is otherwise consistent with Applicable Rules.

IV.	Non-Audit Service Types

The Audit Committee may provide either general or specific pre-approval of audit-related, tax or other services, each as described in more detail below.

a.	Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by an independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; services related to mergers, acquisitions or dispositions; compliance with ratings agency requirements and interfund lending activities; and assistance with internal control reporting requirements.

b.	Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will not approve proposed services of the Auditor which the Audit Committee believes are to be provided in connection with a service or transaction initially recommended by the Auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisers as necessary to ensure the consistency of tax services rendered by the Auditor with the foregoing policy. The Auditor shall not represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committee will include a description from the Auditor in writing of (i) the scope of the service, the fee structure for the engagement, and any side letter or other amendment to the engagement letter, or any other agreement (whether oral, written, or otherwise) between the Auditor and the Funds, relating to the service; and (ii) any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor (or an affiliate of the Auditor) and any person (other than the Funds or Service Affiliates receiving the services) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will also discuss with the Audit Committee the potential effects of the services on the independence of the Auditor, and document the substance of its discussion with the Audit Committee.

c.	Other Services

The Audit Committee may pre-approve other non-audit services so long as the Audit Committee believes that the service will not impair the independence of the Auditor. Appendix I includes a list of services that the Auditor is prohibited from performing by the SEC rules. Appendix I also includes a list of services that would impair the Auditor’s independence unless the Audit Committee reasonably concludes that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements.

V.	Pre-Approval of Service Affiliate’s Covered Engagements

Rule 2-01 of Regulation S-X requires that the Audit Committee pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds, defined above as a “Service Affiliate’s Covered Engagement”.

The Audit Committee may provide either general or specific pre-approval of any Service Affiliate’s Covered Engagement, including for audit-related, tax or other services, as described above, if the Audit Committee believes that the provision of the services to a Service Affiliate will not impair the independence of the Auditor with respect to the Funds. Any Service Affiliate’s Covered Engagements that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval.

Each request for specific pre-approval by the Audit Committee of a Service Affiliate’s Covered Engagement must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, a description of the current status of the pre-approval process involving other audit committees in the Invesco investment company complex (as defined in Rule 2-201 of Regulation S-X) with respect to the proposed engagement, and other relevant information sufficient to allow the Audit Committee to consider whether the provision of such services will impair the independence of the Auditor from the Funds. Additionally, the Funds’ Treasurer (or his or her designee) and the Auditor will provide the Audit Committee with a statement that the proposed engagement requires pre-approval by the Audit Committee, the proposed engagement, in their view, will not impair the independence of the Auditor and is consistent with Applicable Rules, and the description of the proposed engagement provided to the Audit Committee is consistent with that presented to or approved by the Invesco audit committee.

Information about all Service Affiliate engagements of the Auditor for non-audit services, whether or not subject to pre-approval by the Audit Committee, shall be provided to the Audit Committee at least quarterly, to allow the Audit Committee to consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds. The Funds’ Treasurer and Auditor shall provide the Audit Committee with sufficiently detailed information about the scope of services provided and the fees for such services, to ensure that the Audit Committee can adequately consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds.

VI.	Pre-Approved Fee Levels or Established Amounts

Pre-approved fee levels or ranges for audit and non-audit services to be provided by the Auditor to the Funds, and for a Service Affiliate’s Covered Engagement, under general pre-approval or specific pre-approval will be set periodically by the Audit Committee. Any proposed fees exceeding 110% of the maximum pre-approved fee levels or ranges for such services or engagements will be promptly presented to the Audit Committee and will require specific pre-approval by the Audit Committee before payment of any additional fees is made.

VII.	Delegation

The Audit Committee may from time to time delegate specific pre-approval authority to its Chair and/or Vice Chair, so that the Chair or, in his or her absence, Vice Chair may grant specific pre-approval for audit and non-audit services by the Auditor to the Funds and/or a Service Affiliate’s Covered Engagement between Audit Committee meetings. Any such delegation shall be reflected in resolutions adopted by the Audit Committee and may include such limitations as to dollar amount(s) and/or scope of service(s) as the Audit Committee may choose to impose. Any such delegation shall not preclude the Chair or Vice Chair from declining, on a case by case basis, to exercise his or her delegated authority and instead convening the Audit Committee to consider and pre-approve any proposed services or engagements.

Notwithstanding the foregoing, any non-audit services to be provided to the Funds for which the fees are estimated to exceed $500,000 and any Service Affiliate’s Covered Engagement for which the fees are estimated to exceed $500,000 must be pre-approved by the Audit Committee and may not be delegated to the Chair or Vice Chair.

VIII.	Compliance with Procedures

Notwithstanding anything herein to the contrary, failure to pre-approve any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X shall not constitute a violation of these Procedures. The Audit Committee has designated the Funds’ Treasurer to ensure services and engagements are pre-approved in compliance with these Procedures. The Funds’ Treasurer will immediately report to the Chair of the Audit Committee, or the Vice Chair in his or her absence, any breach of these Procedures that comes to the attention of the Funds’ Treasurer or any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

On at least an annual basis, the Auditor will provide the Audit Committee with a summary of all non-audit services provided to any entity in the investment company complex (as defined in section 2-01(f)(14) of Regulation S-X, including the Funds and Service Affiliates) that were not pre-approved, including the nature of services provided and the associated fees.

IX.	Amendments to Procedures

All material amendments to these Procedures must be approved in advance by the Audit Committee. Non-material amendments to these Procedures may be made by the Legal and Compliance Departments and will be reported to the Audit Committee at the next regularly scheduled meeting of the Audit Committee.

Appendix I

Non-Audit Services That May Impair the Auditor’s Independence

The Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services:

•	Management functions;

•	Human resources;

•	Broker-dealer, investment adviser, or investment banking services;

•	Legal services;

•	Expert services unrelated to the audit;

•	Any service or product provided for a contingent fee or a commission;

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance;

•	Tax services for persons in financial reporting oversight roles at the Fund; and

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

An Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services unless it is reasonable to conclude that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements:

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client;

•	Financial information systems design and implementation;

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

•	Actuarial services; and

•	Internal audit outsourcing services.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	As of February 14, 2018, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of February 14, 2018, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

13(a) (1)	Code of Ethics.

13(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

13(a) (3)	Not applicable.

13(a) (4)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:    AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	May 7, 2018

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	May 7, 2018

By:	/s/ Kelli Gallegos
Kelli Gallegos
Principal Financial Officer

Date:	May 7, 2018

EXHIBIT INDEX

13(a) (1)	Code of Ethics.

13(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

13(a) (3)	Not applicable.

13(a) (4)	Not applicable.